1933 Act Registration No. 333-39907


                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                  Form N- 14AE


                           REGISTRATION STATEMENT UNDER THE
                                SECURITIES ACT OF 1933


[ ]      Pre-Effective                            [X]      Post-Effective
         Amendment No.                                     Amendment No. 1

                             EVERGREEN  INTERNATIONAL TRUST
                   (Exact Name of Registrant as Specified in Charter)


                        Area Code and Telephone Number: (617) 210-3200

                                      200 Berkeley Street
                                 Boston, Massachusetts  02116
                              -----------------------------------
                           (Address of Principal Executive Offices)

                                 Rosemary D. Van Antwerp, Esq.
                            Keystone Investment Management Company
                                      200 Berkeley Street
                                 Boston, Massachusetts  02116
                           -----------------------------------------
                            (Name and Address of Agent for Service)

                               Copies of All Correspondence to:
                                    Robert N. Hickey, Esq.
                                   Sullivan  &   Worcester   LLP  1025
                                 Connecticut Avenue, N.W.
                                    Washington, D.C.  20036


         It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on  __________pursuant to  paragraph  (b)
[X] 60 days after filing  pursuant to  paragraph  (a) (1)
[ ] on___________pursuant  to paragraph (a) (1)
[ ] 75 days after filing pursuant to paragraph (a) (2)
[ ] on___________pursuant to paragraph (a) (2) of Rule 485

         Pursuant to Rule 414 under the Securities Act of 1933, by this amendment to Registration Statement No. 333-39907 on Form N- 14 of Evergreen Equity Trust, a Massachusetts business trust, the Registrant hereby adopts the Registration Statement of such trust with respect to the Evergreen Global Leaders Fund series thereof under the Securities Act of 1933.

                        EVERGREEN  INTERNATIONAL TRUST


                                CROSS REFERENCE SHEET

              Pursuant to Rule 481(a) under the Securities Act of 1933


                                            Location in Prospectus/Proxy
Item of Part A of Form N-14                                         Statement

1.       Beginning of Registration          Cross Reference Sheet; Cover
         Statement and Outside              Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside              Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and            Comparison of Fees and
         Risk Factors                       Expenses; Summary; Comparison
                                            of Investment Objectives and
                                            Policies; Risks


4.       Information About the              Summary; Reasons for the
         Transaction                        Reorganization; Comparative

                                            Information on Shareholders'
                                            Rights; Exhibit A (Agreement
                                            and Plan of Reorganization)

5.       Information about the              Cover Page; Summary; Risks;
         Registrant                         Comparison of Investment
                                            Objectives and Policies;
                                            Comparative Information on
                                            Shareholders' Rights;
                                            Additional Information

6.       Information about the              Cover Page; Summary; Risks;
         Company Being Acquired             Comparison of Investment
                                            Objective and Policies;
                                            Comparative Information on
                                            Shareholders' Rights;
                                            Additional Information

7.       Voting Information                 Cover Page; Summary; Voting

                                            Information Concerning the
                                            Meeting

8.       Interest of Certain                Financial Statements and
         Persons and Experts                Experts; Legal Matters

9.       Additional Information             Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                         Cover Page

11.      Table of Contents                  Omitted

12.      Additional Information             Statement of Additional
         About the Registrant               Information of Evergreen
                                            Global Leaders Fund dated

                                            March 3, 1997, as amended


13.      Additional Information             Statement of Additional
         about the Company Being            Information of Blanchard Funds
         Acquired                           - Blanchard Global Growth Fund

                                            dated November 30,
                                            1997


14.      Financial Statements               Financial Statements dated
                                            October 31, 1996 and April 30,
                                            1997 of Evergreen Global
                                            Leaders Fund; Financial
                                            Statements of Blanchard Global
                                            Growth Fund dated September
                                            30, 1997; Pro Forma Financial
                                            Statements

Item of Part C of Form N-14                 Incorporated by Reference to
                                            Part A Caption - "Comparative
15.      Indemnification                    Information on Shareholders'
                                            Rights - Liability and
                                            Indemnification of Trustees"

16.      Exhibits                           Item 16.          Exhibits

17.      Undertakings                       Item 17.          Undertakings

                                 BLANCHARD FUNDS
                          BLANCHARD GLOBAL GROWTH FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779


January 5, 1998


Dear Shareholder,


As a result of the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation effective November 28, 1997, I am writing to shareholders of Blanchard Global Growth Fund (the "Fund") to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes three proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Global Leaders Fund in exchange for Class A shares of Evergreen Global Leaders Fund and the assumption by Evergreen Global Leaders Fund of certain liabilities of the Fund. You will receive shares of Evergreen Global Leaders Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen Global Leaders Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.


The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus
Capital Management, Inc.

The third and final proposal requests shareholder consideration of an Interim Sub-Advisory Agreement between Virtus Capital Management, Inc. and Mellon Capital Management, Inc.

Information relating to the Interim Investment Advisory Agreement and the Interim Sub-Advisory Agreement is contained in the attached Prospectus/Proxy Statement.


The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.


I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage-paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares.


Thank you for taking this matter seriously and participating in this important process.

Sincerely,


 Edward C. Gonzales
 President
Blanchard Funds

                                  BLANCHARD FUNDS
                           BLANCHARD GLOBAL GROWTH FUND
                             FEDERATED INVESTORS TOWER
                        PITTSBURGH, PENNSYLVANIA 15222-3779

                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON FEBRUARY 20, 1998



         Notice is  hereby  given  that a Special  Meeting  (the  "Meeting")  of
Shareholders of Blanchard Global Growth Fund, a series of Blanchard Funds ("Global Growth"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on February 20, 1998 at 2:00 p.m.

for the following purposes:


         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of Global Growth by Evergreen Global Leaders Fund ("Evergreen Global Leaders"), a series of the Evergreen International Trust, in exchange for Class A shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth. The Plan also provides for distribution of such shares of Evergreen Global Leaders to shareholders of Global Growth in liquidation and subsequent termination of Global Growth. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Global Growth.


         2.       To consider and act upon the Interim Management
Contract between Global Growth and Virtus Capital Management,
Inc.


         3. To consider and act upon the Interim Sub-Advisory Agreement between Virtus Capital Management, Inc. and Mellon
Capital Management Corporation.


         4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         The Trustees of Blanchard Funds on behalf of Global Growth have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of Global Growth entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                         By Order of the Board of Trustees

                                         John W. McGonigle
                                         Secretary

January 5, 1998

                    INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                   VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                 ABC Corp.
(2)  ABC Corp.                                 John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                        John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan             John Doe, Trustee
TRUST ACCOUNTS

(1)  ABC Trust                                 Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                      Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                      John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith,    Sr.                     John B. Smith, Jr., Executor

               PROSPECTUS/PROXY STATEMENT DATED JANUARY 5, 1998

                              Acquisition of Assets of

                            BLANCHARD GLOBAL GROWTH FUND
                                     a series of
                                   Blanchard Funds
                              Federated Investors Tower
                        Pittsburgh, Pennsylvania, 15222-3779

                          By and in Exchange for Shares of

                            EVERGREEN GLOBAL LEADERS FUND
                                     a series of

                        Evergreen  International Trust
                                 200 Berkeley Street

                             Boston, Massachusetts 02116


         This Prospectus/Proxy Statement is being furnished to shareholders of Blanchard Global Growth Fund ("Global Growth") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Global Growth for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Global Growth to be acquired by Evergreen Global Leaders Fund ("Evergreen Global Leaders") in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth (hereinafter referred to as the "Reorganization"). Evergreen Global Leaders and Global Growth are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen Global Leaders will be distributed to shareholders of Global Growth in liquidation of Global Growth and such Fund will be terminated. Holders of shares of Global Growth will receive Class A shares of Evergreen Global Leaders which currently have lower Rule 12b-1 distribution-related fees than the shares of Global Growth held by such holders prior to the reorganization. No initial sales charges will be imposed in connection with the Class A shares of Evergreen Global Leaders received by holders of shares of Global Growth. As a result of the proposed Reorganization, shareholders of Global Growth will receive that number of full and fractional shares of Evergreen Global Leaders having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Global Growth. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen Global Leaders is a separate series of Evergreen International Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Evergreen Global Leaders is to seek capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The investment objective of Global Growth is to seek long-term capital growth by following a global allocation strategy that contemplates shifts among strategic market sectors, including U.S. Equities; U.S. Fixed Income; Foreign Equities; Foreign Fixed Income; Precious Metals Securities; and Emerging Markets.

         Shareholders of Global Growth are also being asked to approve the Interim Management Contract with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus") (the "Interim Advisory Agreement"), with the same terms and fees as the previous advisory agreement between Global Growth and Virtus and the Interim Sub-Advisory Agreement between Virtus and Mellon Capital Management Corporation ("Mellon Capital") with the same terms and fees as the previous sub- advisory agreement between Virtus and Mellon Capital. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998).


         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Global Leaders that shareholders of Global Growth should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 5, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen Global Leaders dated October 31, 1996 and April 30, 1997 and Global Growth dated September 30, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Global Leaders at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1- 800-343-2898.

         The Prospectus of Evergreen Global Leaders relating to Class A, Class B and Class C shares dated March 3, 1997, as amended, and its Annual Report for the fiscal year ended October 31, 1996 and its Semi-Annual Report for the six month period ended April 30, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Global Leaders relating to Class A, Class B and Class C shares only, and not to any other fund described therein. Shareholders of Global Growth will receive, with this Prospectus/Proxy Statement, copies of the Prospectus of Evergreen Global Leaders. Additional information about Evergreen Global Leaders is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Global Leaders at the address or telephone number listed in the preceding paragraph.

         The Prospectus of Global Growth dated November 30, 1997, insofar as it relates to Global Growth only, and not to any other funds described therein, is incorporated herein in its entirety by reference. Copies of the Prospectus and related Statement of Additional Information dated the same date, are available upon request without charge by writing to Global Growth at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Included as Exhibits A, B and C to this Prospectus/Proxy Statement are a copy of the Plan, the Interim Advisory Agreement and the Interim Sub- Advisory Agreement respectively.


         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                                 TABLE OF CONTENTS


                                                                           Page

COMPARISON OF FEES AND EXPENSES............................................6

SUMMARY  ..................................................................8
         Proposed Plan of Reorganization...................................8
         Tax Consequences.................................................10
         Investment Objectives and Policies

of the Funds........................................................... 11
         Comparative Performance Information
for each Fund.............................................................11
         Management of the Funds..........................................12
         Investment Advisers and Sub- Advisers.....................12
         Administrators................................................ 14
         Portfolio Management.............................................14
         Distribution of Shares...........................................14
         Purchase and Redemption Procedures...............................16
         Exchange Privileges..............................................16
         Dividend Policy............................................... 17
         Risks    ........................................................17

REASONS FOR THE REORGANIZATION............................................19
         Agreement and Plan of Reorganization.............................21
         Federal Income Tax Consequences............................... 24
         Pro-forma Capitalization.........................................25
         Shareholder Information..........................................26

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES....................... 27


COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...........................29
         Forms of Organization............................................29
         Capitalization...................................................29
         Shareholder Liability............................................30
         Shareholder Meetings and Voting Rights...........................31
         Liquidation or Dissolution.......................................31
         Liability and Indemnification of Trustees........................32

INFORMATION REGARDING THE INTERIM ADVISORY
AGREEMENT.................................................................33
         Introduction.....................................................33
         Comparison of the Interim Advisory
Agreement and the Previous Advisory

Agreement.................................................................34
         Information  about Global Growth's Investment

              Adviser.....................................................35

INFORMATION REGARDING THE INTERIM SUB-
ADVISORY AGREEMENT........................................................36
         Introduction.....................................................36
         Comparison of the Interim Sub-Advisory
Agreement

              and the Previous Sub-

Advisory Agreement........................................................37

ADDITIONAL INFORMATION....................................................38

VOTING INFORMATION CONCERNING THE MEETING.................................39

FINANCIAL STATEMENTS AND EXPERTS..........................................42

LEGAL MATTERS.............................................................42

OTHER BUSINESS............................................................42


APPENDIX A................................................................44

APPENDIX B................................................................46

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

                                          COMPARISON OF FEES AND EXPENSES

         The amounts for Class A shares of Evergreen Global Leaders set forth in the following tables and in the examples are based on the expenses of Evergreen Global Leaders for the fiscal year ended October 31, 1996. The amounts for shares of Global Growth set forth in the following tables and in the examples are based on the expenses for Global Growth for the fiscal year ended September 30, 1997. The pro forma amounts for Class A shares of Evergreen Global Leaders are based on what the combined expenses would have been for Evergreen Global Leaders for the fiscal year ending April 30, 1997. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Evergreen Global Leaders, Global Growth and Evergreen Global Leaders pro forma, assuming consummation of the
Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A shares of Evergreen Global Leaders and shares of Global Growth, as applicable.

                                           Comparison of Class A Shares
                                         of Evergreen Global Leaders With
                                              Shares of Global Growth




                                             Evergreen                                         Evergreen
                                             Global                      Global                Global
                                             Leaders                     Growth                Leaders
                                             ----------                  ------                ------
Shareholder                                                                                    Pro Forma
Transaction                                  Class A                     Shares                Class A
Expenses                                     -------                     ------                ------

Maximum Sales Load                           4.75%                       None                  4.75%
Imposed on Purchases
(as a percentage of
offering price)

Maximum Sales Load                           None                        None                  None
Imposed on Reinvested
Dividends (as a
percentage of offering
price)








Contingent Deferred                          None                        None                  None
Sales Charge (as a
percentage of original
purchase price or
redemption proceeds,
whichever is lower)

Exchange Fee                                 None                        None                  None

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)

Management Fee                               0.95%                       1.00%                 0.95%


12b-1 Fees (1)                               0.25%                            0.75%            0.25%

Other Expenses                               0.55%                           0.64%             0.55%

                                             ---------                   --------              ---------

Annual Fund Operating                        1.75%                            2.39%            1.75%
Expenses (2)                                 ---------                   ---------             ---------

                                             ---------                   ---------             ---------

---------------
(1) Class A shares of Evergreen Global Leaders can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.


(2) Reflects voluntary expense waivers and/or reimbursements by the Fund's investment adviser. Absent such waivers, total operating expenses for Evergreen Global Leaders would have been 2.16%.

         Examples. The following tables show for Evergreen Global Leaders and Global Growth, and for Evergreen Global Leaders pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming
(i) a 5% annual return, and (ii) redemption at the end of such period. In the case of Evergreen Global Leaders pro forma, the example does not reflect the imposition of the 4.75% maximum sales load on purchases because Global Growth Shareholders who receive Class A shares of Evergreen Global Leasers in the Reorganization or who purchase additional Class A shares of Evergreen Global Leaders subsequent to the Reorganization will not incur any sales load.





                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

Evergreen Global

Leaders, Class A                      $64                  $100                  $138                $244



Global Growth                             $24                  $75                                        $273
                                                                                 $128



Evergreen Global

Leaders  Pro Forma                    $18                  $55                   $95                 $206
Class A



         The purpose of the foregoing examples is to assist Global Growth shareholders in understanding the various costs and expenses that an investor in Evergreen Global Leaders would bear directly and indirectly as a result of the Reorganization as compared with the various direct and indirect expenses currently borne by a shareholder in Global Growth. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                                      SUMMARY


         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectus of Evergreen Global Leaders dated March 3, 1997, as amended, and the Prospectus of Global Growth dated November 30, 1997 (which are incorporated herein by reference), the Plan, the Interim Advisory Agreement and the Interim Sub-Advisory Agreement, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A, B and C, respectively.


Proposed Plan of Reorganization


         The Plan provides for the transfer of all of the assets of Global Growth in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Global Leaders to Global Growth shareholders in liquidation of Global Growth as part of the Reorganization. As a result of the Reorganization, the shareholders of Global Growth will become the owners of that number of full and fractional Class A shares of Evergreen Global Leaders having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Global Growth, as of the close of business immediately prior to the date that Global Growth's assets are exchanged for shares of Evergreen Global Leaders. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."


         The Trustees of Blanchard Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Global Growth, and that the interests of the shareholders of Global Growth will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Global Growth's shareholders.

                 THE BOARD OF TRUSTEES OF BLANCHARD FUNDS
           RECOMMENDS APPROVAL BY SHAREHOLDERS OF GLOBAL GROWTH
                 OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Equity Trust, on behalf of Evergreen Global Leaders, have also approved the Plan, and accordingly Evergreen Global Leaders' participation in the Reorganization.

         Approval of the Reorganization on the part of Global Growth will require the affirmative vote of a majority of Global Growth's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Global Growth and the sub-advisory agreement between Virtus and Mellon Capital. Prior to consummation of the Merger, Global Growth received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus and a new sub-advisory agreement between Virtus and Mellon Capital for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement and Interim Sub-Advisory Agreement are approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement and the Interim Sub-Advisory Agreement have the same terms and fees as the previous investment advisory agreement between Global Growth and Virtus and the previous sub-
advisory agreement between Virtus and Mellon Capital, respectively. The Reorganization is scheduled to take place on or about February 27, 1998.

         Approval of the Interim Advisory Agreement and Interim Sub- Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Global Growth present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Global Growth outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of Global Growth, whichever is less. See "Voting Information Concerning the Meeting."

         If the shareholders of Global Growth do not vote to approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences


         Prior to or at the completion of the Reorganization, Global Growth will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Global Leaders in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Global Leaders that are received by Global Growth's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Global Growth in the hands of Evergreen Global Leaders as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Global Leaders upon the receipt of the assets of the Fund in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities.


Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen Global Leaders and Global Growth are similar in that both seek capital appreciation through investments in both U.S. and foreign securities. There are, however, differences between the Funds' objectives and policies.

         The investment objective of Evergreen Global Leaders is to seek to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The investment adviser of Evergreen Global Leaders attempts to screen the largest companies in the world's major industrialized countries and invests, in the opinion of the investment adviser, in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.


         The investment objective of Global Growth is to seek long-term capital growth. Global Growth attempts to achieve its objective by following a global allocation strategy that contemplates shifts among strategic market sectors, including U.S. Equities, U.S. Fixed Income, Foreign Equities, Foreign Fixed Income, Precious Metals Securities, and Emerging Markets. See "Comparison of Investment Objectives and Policies" below.


Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectus and Statement of Additional Information of the Funds. The total return of Global Growth for the one, five, and ten year periods ended September 30, 1997, and for the period from inception through September 30, 1997 and for Evergreen Global Leaders for the one year period ended September 30, 1997 and for the period from inception through September 30, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.


                                          Average Annual Total Return (1)


                      1 Year               5 Years              10 Years             From
                      Ended                Ended                Ended                Inception
                      September            September            September            To
                      30,                  30,                  30,                  September             Inception
                      1997                 1997                 1997                 30, 1997              Date
                      -------              -------              --------             ---------             ---------

Evergreen
Global
Leaders







Class A

shares                16.64%               N/A                  N/A                  15.19%
                                                                                                           6/3/96


Global                13.20%               10.51%               6.44%                8.97%                 6/1/86
Growth
---------

(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the periods would have been lower.


         Important information about Evergreen Global Leaders is also contained in management's discussion of Evergreen Global Leaders' performance, attached hereto as Exhibit D. This information also appears in the most recent Annual Report of Evergreen Global Leaders.


Management of the Funds


         The overall management of Evergreen Global Leaders and of Global Growth is the responsibility of, and is supervised by, the Board of Trustees of Evergreen International Trust and

Blanchard Funds, respectively.


Investment Advisers and Sub- Advisers

         Evergreen Asset Management Corp. ("Evergreen Asset") serves as investment adviser to Evergreen Global Leaders. Evergreen Asset has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen is a wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. The Capital Management Group of FUNB, Evergreen Asset and Keystone Investment Management Company manage the Evergreen family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding Evergreen, FUNB and First Union, see "Management of the Funds Investment Advisers" in the Prospectus of Evergreen Global Leaders.

         Evergreen Asset manages investments, provides various administrative services and supervises the daily business affairs of Evergreen Global Leaders subject to the authority of the Evergreen International Trust's Board of Trustees. Evergreen Global Leaders pays Evergreen Asset a fee for its services at the annual rate of 0.95% of the Fund's average daily net assets.

         Evergreen Asset has entered into a sub-advisory agreement with Lieber & Company which provides that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on Evergreen Global Leaders. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to Evergreen Global Leaders for the services provided by Lieber & Company. The address of both Evergreen Asset and Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned subsidiary of First Union.


         Virtus serves as the investment adviser for Global Growth. As investment adviser, Virtus is responsible for providing or providing for all management and administrative services for the Fund. In carrying out its obligations, Virtus provides or arranges for investment research and supervising the Fund's investments, selects and evaluates the performance of the Fund's sub-adviser, Mellon Capital, and conducts or arranges for a continuous program of appropriate sale or other disposition of the Fund's assets, subject at all times to the direction of the Board of Trustees. Virtus compensates Mellon Capital from the advisory fee received from Global Growth. See "Information Regarding the Interim Sub-Advisory Agreement." For its services as investment adviser, Virtus receives a fee at the following annual rates: 1.00% of Global Growth's first $150 million of average daily net assets, 0.875% of such assets in excess of $150 million but not exceeding $300 million and 0.75% of assets in excess of $300 million.


         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrators

     Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Global Leaders. As administrator, EIS provides facilities, equipment and personnel to Evergreen Global Leaders and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds advised by Evergreen Asset and its affiliates, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.


         Federated Administrative Services ("FAS") provides Global Growth with certain administrative personnel and services including certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of the combined assets of the funds in the Blanchard/Virtus mutual fund family, 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.


Portfolio Management

     The portfolio of Evergreen Global Leaders is managed by a committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, and Edwin D. Miska, who is an analyst with Evergreen Asset. Messrs. Lieber and Miska are responsible for the day-to-day operations of the Fund. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. Mr. Miska has been a quantitative analyst with Evergreen Asset and its predecessor since 1986.

Distribution of Shares


         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of the shares of Evergreen Global Leaders. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Global Leaders offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements. (See "Distribution-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


         In the proposed Reorganization, shareholders of Global Growth will receive Class A shares of Evergreen Global Leaders. Class A shares of Evergreen Global Leaders currently incur Rule 12b-1 fees of 0.25% per year, while shares of Global Growth incur 12b-1 fees at the rate of 0.75% per year. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Global Leaders shares acquired by shareholders of Global Growth pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class A shares of Evergreen Global Leaders which will be received by Global Growth shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen Global Leaders Prospectus and the Global Growth Prospectus and in each Fund's respective Statement of Additional Information.


         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the Prospectus for Evergreen Global Leaders. Holders of shares of Global Growth who receive Class A shares of Evergreen Global Leaders will be able to purchase additional Class A shares of Evergreen Global Leaders and of any other Evergreen Fund at net asset value. No initial sales charge will be imposed.


         Additional information regarding the classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

         Distribution-Related Expenses. Evergreen Global Leaders has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Global Growth has adopted a Rule 12b-1 plan with respect to its shares under which such shares may pay for distribution- related expenses at an annual rate of 0.75% of average daily net assets.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the

Funds are not insured. The minimum initial purchase requirement for Evergreen Global Leaders is $1,000 and the minimum investment for Global Growth is $3,000 ($2,000 for qualified pension plans). Global Growth has a minimum investment requirement of $200 for subsequent investments. There is no minimum for subsequent purchases of shares of Evergreen Global Leaders. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Global Growth currently permits shareholders to exchange such shares for shares of another fund in the Blanchard Group of Funds or for Investment shares of other funds managed by Virtus. In addition, such shares may be exchanged for shares of Federated Emerging Markets Fund. Holders of shares of a class of Evergreen Global Leaders generally may exchange their shares for shares of the same class of any other Evergreen fund. Global Growth shareholders will be receiving Class A shares of Evergreen Global Leaders in the Reorganization and, accordingly, with respect to shares of Evergreen Global Leaders received by Global Growth shareholders in the Reorganization, the exchange privilege is limited to the Class A shares of other Evergreen funds. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.

Dividend Policy

         Each Fund distributes its income dividends annually. Distributions of any net realized gains of a Fund will be made at least annually. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Global Growth who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Global Leaders reinvested in shares of Evergreen Global Leaders. Shareholders of Global Growth who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Global Leaders in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Global Leaders.

         Each of Evergreen Global Leaders and Global Growth has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks


         Since the investment objectives and policies of each Fund are similar, the risks involved in investing in each Fund's shares are similar. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies." There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives.

         Both Funds may employ for hedging purposes the strategy of engaging in options and futures transactions. The risks involved in these strategies are described in the "Investment Practices and Restrictions - Options and Futures"
section in the Prospectus of Evergreen Global Leaders.

         Both Funds invest in foreign securities. Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) transaction costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) the possibility that foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.


         Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less stable than those of developed countries. Investing in companies in emerging markets countries may involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility for those securities.

         When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign securities. Thus, the value of a Fund's shares may be affected by changes in exchange rates.

         Neither Evergreen Global Leaders nor Global Growth may invest more than 5% of its assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. However, because Global Growth is a non-diversified portfolio for purposes of the 1940 Act, these restrictions apply to 50% of the assets of Global Growth. As a diversified portfolio under the 1940 Act, the same restrictions apply to 75% of the assets of Evergreen Global

Leaders . Nondiversification may increase investment risks.


                                          REASONS FOR THE REORGANIZATION


         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet, which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Global Growth by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.

         At a meeting held on September 16, 1997, the Board of Trustees of Blanchard Funds considered and approved the Reorganization as in the best interests of shareholders of Global Growth and determined that the interests of existing shareholders of Global Growth will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement and Interim Sub-Advisory Agreement with respect to Global Growth.

         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise Blanchard Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of Blanchard Funds and Virtus and the sub-advisory agreement between Virtus and Mellon Capital with respect to the Fund. Blanchard Funds have received an order from the SEC which permits Virtus and Mellon Capital to continue to act as Global Growth's investment adviser and sub-adviser, respectively, without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement and sub-advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.


         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen Global Leaders and Global Growth. Specifically, Evergreen Global Leaders and Global Growth have substantially identical investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Global Growth with an Evergreen fund with a greater level of assets. As of September 30, 1997, Evergreen Global Leaders' net assets were approximately $213.6 million and Global Growth's net assets were approximately $62.2 million.


         In addition, assuming that an alternative to the Reorganization would be to propose that Global Growth continue its existence and be separately managed by Evergreen Asset or one of its affiliates, Global Growth would be offered through common distribution channels with the similar Evergreen Global Leaders. Global Growth would also have to bear the cost of maintaining its separate existence. Signet and Evergreen Asset believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two substantially similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and Evergreen Asset believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.


         The Board of Trustees of Blanchard Funds met and considered the recommendation of Signet and Evergreen Asset and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests;
(iii) expense ratios, fees and expenses of Evergreen Global Leaders and Global Growth; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of Evergreen Asset; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Global Growth in connection with the Reorganization; (x) the fact that Evergreen Global Leaders will assume certain identified liabilities of Global Growth; and (xi) the expected federal income tax consequences of the Reorganization.


         The Trustees also considered the benefits to be derived by shareholders of Global Growth from the sale of its assets to Evergreen Global Leaders. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Global Growth.

         In addition, the Trustees considered that there are alternatives available to shareholders of Global Growth, including the ability to redeem their shares, as well as the option to vote against the Reorganization.


         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen International Trust, on behalf of Evergreen Global Leaders, also concluded at a meeting on September 17, 1997 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Global Leaders and that the interests of the shareholders of Evergreen Global Leaders would not be diluted as a result of the transactions contemplated by the Reorganization.


                                     THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                                  THAT THE SHAREHOLDERS OF GLOBAL GROWTH APPROVE
                                           THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen Global Leaders will acquire all of the assets of Global Growth in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Global Growth will endeavor to discharge all of its known liabilities and obligations. Evergreen Global Leaders will not assume any liabilities or obligations of Global Growth other than those reflected in an unaudited statement of assets and liabilities of Global Growth prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen Global Leaders to be received by the shareholders of Global Growth will be determined by multiplying the respective outstanding class of shares of Global Growth by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Global Growth by the net asset value per share of the respective class of shares of Evergreen Global Leaders. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen Global Leaders, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Global Leaders, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Global Growth will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Global Growth will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Global Leaders received by Global Growth. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Evergreen Global Leaders' transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Global Leaders due to the Fund's shareholders. All issued and outstanding shares of Global Growth, including those represented by certificates, will be canceled. The shares of Evergreen Global Leaders to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Global Growth will be terminated. In connection with such termination, Blanchard Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Global Growth's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Global Growth's shareholders, the Plan may be terminated (a) by the mutual agreement of Global Growth and Evergreen Global Leaders; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Global Growth in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Global Growth or its shareholders. There are no liabilities or expected reimbursements in connection with the 12b-1 Plan of Global Growth. As a result, no 12b-1 liabilities will be assumed by Evergreen Global Leaders following the Reorganization.

         If the Reorganization is not approved by shareholders of Global Growth, the Board of Trustees of Blanchard Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences


         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Global Growth will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:


         (1) The transfer of all of the assets of Global Growth solely in exchange for shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities, followed by the distribution of Evergreen Global Leaders' shares by Global Growth in dissolution and liquidation of Global Growth, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Global Leaders and Global Growth will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Global Growth on the transfer of all of its assets to Evergreen Global Leaders solely in exchange for Evergreen Global Leaders' shares and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth or upon the distribution of Evergreen Global Leaders' shares to Global Growth's shareholders in exchange for their shares of Global Growth;

         (3) The tax basis of the assets transferred will be the same to Evergreen Global Leaders as the tax basis of such assets to Global Growth immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Global Leaders will include the period during which the assets were held by Global Growth;

         (4) No gain or loss will be recognized by Evergreen Global Leaders upon the receipt of the assets from Global Growth solely in exchange for the shares of Evergreen Global Leaders and the assumption by Evergreen Global Leaders of certain identified liabilities of Global Growth;

         (5) No gain or loss will be recognized by Global Growth's shareholders upon the issuance of the shares of Evergreen Global Leaders to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Global Growth; and

         (6) The aggregate tax basis of the shares of Evergreen Global Leaders, including any fractional shares, received by each of the shareholders of Global Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Global Growth held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Global Leaders, including fractional shares, received by each such shareholder will include the period during which the shares of Global Growth exchanged therefor were held by such shareholder (provided that the shares of Global Growth were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Global Growth would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Global Leaders shares he or she received. Shareholders of Global Growth should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Global Leaders. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Global Growth should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Evergreen Global Leaders and Global Growth as of September 30, 1997 and the capitalization of Evergreen Global Leaders on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.73758 Class A shares of Evergreen Global Leaders issued for each share of Global Growth.



                                         Capitalization of Global Growth,
                                      Evergreen Global Leaders and Evergreen
                                            Global Leaders (Pro Forma)


                                                                                             Evergreen
                                                                                             Global
                                                                  Evergreen                  Leaders
                                       Global                     Global                     (After
                                       Growth                     Leaders                    Reorgani-
                                       ---------                  --------                   zation)
                                                                                             ------------

Net Assets

   Shares.........................     $62,197,366                N/A                        N/A
   Class A........................     N/A                        $ 39,205,199               $101,402,565
   Class B........................     N/A                        $135,612,309               $135,612,309
   Class C........................     N/A                        $  2,420,914               $  2,420,914
   Class Y........................        _________               $ 36,351,166               $ 36,351,166
                                       ---

Total Net Assets                       $62,197,366                $213,589,588               $275,786,954
Net Asset Value Per
Share
   Shares.........................     $ 10.54                    N/A                        N/A
   Class A........................     N/A                        $ 14.29                    $ 14.29
   Class B........................     N/A                        $ 14.14                    $ 14.14
   Class C........................     N/A                        $ 14.13                    $ 14.13
   Class Y........................     N/A                        $ 14.33                    $ 14.33
Shares Outstanding
   Shares.........................     5,899,615                  N/A                        N/A
   Class A........................     N/A                        2,743,650                  7,096,051



                                                                                             Evergreen
                                                                                             Global
                                                                  Evergreen                  Leaders
                                       Global                     Global                     (After
                                       Growth                     Leaders                    Reorgani-
                                       ---------                  --------                   zation)
                                                                                             ------------

   Class B........................     N/A                        9,588,110                  9,588,110
   Class C........................     N/A                          171,342                    171,342
   Class Y........................        _________               2,537,390                  2,537,390
                                       ---

   All Classes....................     5,899,615                  15,040,492                 19,392,893


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of December 26, 1997 (the "Record Date"), there were shares of beneficial interest of Global Growth outstanding.


         As of November 30, 1997, the officers and Trustees of Blanchard Funds beneficially owned as a group less than 1% of the outstanding shares of Global Growth. To Global Growth's knowledge, no person owned beneficially or of record more than 5% of Global Growth's total outstanding shares as of November 30, 1997.


                    COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


         While the investment objectives, policies, and restrictions of the two Funds are similar, there are differences. In particular, Global Growth is permitted to invest up to 65% of its assets in any one of the following: U.S.
equities, foreign equities, U.S. fixed income securities, or foreign fixed income securities. By contrast, Evergreen Global Leaders will, under normal conditions, invest at least 65% of its assets in equity securities. In addition, Global Growth may invest up to 15% of its total assets in emerging market securities. Evergreen Global Leaders generally will invest only in securities of issuers in major industrial countries. Unlike the investment objective of Global Growth, the investment objective of Evergreen Global Leaders is non-fundamental and may be changed by the Trustees of Evergreen International Trust without shareholder approval. Other differences between the investment objectives, policies and restrictions of the Funds are discussed below. The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of the Funds. The investment objective, policies and restrictions of Evergreen Global Leaders can be found in the Prospectus of Evergreen Global Leaders under the caption "Investment Objectives and Policies." The Prospectus of Evergreen Global Leaders also offers additional funds advised by Evergreen Asset or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objective, policies and restrictions of Global Growth can be found in the Prospectus of the Fund under the caption "The Funds' Investment Objectives and Policies."

         The investment objective of Evergreen Global Leaders is to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund makes investments in no less than three countries, which may include the United States. The investment adviser of Evergreen Global Leaders attempts to screen the largest companies in the world's major industrialized countries and invests, in the opinion of the investment adviser, in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.

         Evergreen Global Leaders primarily invests in:

         Equity Securities. These include common and preferred stocks, convertible securities and warrants of foreign and domestic corporations. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities.

         Fixed Income Securities. These include obligations of foreign governments and supranational organizations (such as the World Bank); corporate and foreign government fixed income securities denominated in currencies other than U.S. dollars rated, at the time of purchase Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's Ratings Group, or which, if unrated, are considered to be of comparable quality by Evergreen Asset.

         Strategic investments. These include options and futures contracts on currency, securities options, and forward foreign currency exchange contracts.

         Securities of closed-end investment companies.

         The investment objective of Global Growth is to seek long-term capital growth by following a global allocation strategy that contemplates shifts among six strategic market sectors. The sectors are:

         U.S. equity securities.

         Foreign equity securities.

         U.S. fixed income securities.

         Foreign fixed income securities.

         Precious metals securities.

         Emerging market securities.

         Global Growth invests, under normal market conditions, at least 65% of the value of its total assets in securities of at least three different countries. The Fund may invest up to 65% of its assets in any one sector, except that its investment in precious metals securities is limited to 25% of assets and its investment in emerging market securities is limited to 15% of assets.


         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional
Information of each Fund.

                    COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization


         Evergreen International Trust and Blanchard Funds are both open-end management investment companies registered with the

SEC under the 1940 Act, which continuously offer shares to the public. Evergreen International Trust is organized as a Delaware business trust, and Blanchard Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law. Evergreen Global Leaders is a series of Evergreen International Trust, and Global Growth is a series of Blanchard Funds.

         As set forth in the Supplement to the Prospectus of Evergreen Global Leaders, effective December 22, 1997, Evergreen Global Leaders Fund, a series of Evergreen Equity Trust, a Massachusetts business trust was reorganized (the "Delaware Reorganization")into a corresponding series of (Evergreen Global Leaders) of Evergreen International Trust. In connection with the Delaware Reorganization, the Fund's investment objectives were reclassified from "fundamental" to "non- fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and the Fund eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions.


Capitalization


         The beneficial interests in Evergreen Global Leaders are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Global Growth are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.


Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Global Growth was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.


         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen International Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen International Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen International Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen International Trust is remote.


Shareholder Meetings and Voting Rights


         Neither Evergreen International Trust on behalf of Evergreen Global Leaders nor Blanchard Funds on behalf of Global Growth is required to hold annual meetings of shareholders.

However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen International Trust or Blanchard Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Neither Trust permits cumulative voting. Except when a larger quorum is required by applicable law, a majority of the outstanding shares entitled to vote of each Fund constitutes a quorum for consideration of such matter. For Evergreen Global Leaders and Global Growth, a majority of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen International Trust, each share of Evergreen Global Leaders is entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Global Growth, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of Blanchard Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund which is a series of Blanchard Funds and which has a lower net asset value will purchase more shares and, under the current voting provisions of Blanchard Funds, have more votes, than the same investment in a series with a higher net asset value. Under the Declaration of Trust of Evergreen
International Trust, voting power is related to the dollar value of a shareholder's investment rather than to the number of shares held.


Liquidation or Dissolution

         In the event of the liquidation of Evergreen Global Leaders and Global Growth the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of Blanchard Funds provides that no Trustee shall be liable for errors of judgment or mistakes of fact or law and that no Trustee shall be subject to liability unless such Trustee is found to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Declaration of Trust of Blanchard Funds provides that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


         Under the Declaration of Trust of Evergreen International Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.


         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.

                   INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction


         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Global Growth approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from the effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Global Growth, as well as the services to be provided by Virtus pursuant thereto is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.

         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management, is an indirect wholly-owned subsidiary of First Union. The address of Virtus is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Contract dated July 12, 1995. As used herein, the Investment Advisory Agreement for Global Growth is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of Blanchard Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Global Growth.

         The Trustees have authorized Blanchard Funds, on behalf of Global Growth, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for Global Growth is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Global Growth's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 11, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus is responsible for managing the Fund and overseeing the investment of its assets, subject at all times to the supervision of the Board of Trustees. Virtus selects, monitors and evaluates the Fund's sub- adviser. Virtus periodically reviews the sub-adviser's performance record and will make a change, if necessary, subject to approval of the Board of Trustees and shareholders.


         FAS currently acts as administrator of Global Growth. FAS will continue during the term of the Interim Advisory Agreement as Global Growth's administrator for the same compensation as currently received . An affiliate of FAS currently performs transfer agency services for Global Growth's shareholders. Commencing February 9, 1998 Evergreen Service Company will provide such transfer agency services for the same fees charged by Global Growth's current transfer agent.

     Fees and Expenses. The investment advisory fees and expense limitations for Global Growth under the Previous Advisory Agreement and the Interim Advisory Agreement are identical. See "Summary - Investment Advisers and Sub- Advisers."

         Expense Reimbursement. Virtus may, if it deems appropriate, assume expenses of the Fund or a class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to the Fund, voluntarily declare to be effective.


         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, Blanchard Funds was required to pay or cause to be paid on behalf of the Fund, all of the Fund's expenses and the Fund's allocable share of Blanchard Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to Blanchard Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Global Growth (as defined in the 1940 Act) or by a vote of the Trustees of Blanchard Funds on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to Blanchard Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information about Global Growth's Investment Adviser


         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus is set forth in Appendix A to this Prospectus/Proxy Statement.

         For the fiscal year ended September 30, 1997 and the period from May 1, 1996 to September 30, 1996, Virtus received from Global Growth management fees of $645,955 and $291,223, respectively. For the fiscal year ended April 30, 1996, the Fund's investment management fee paid to Virtus and the prior manager was $783,420. Signet acts as custodian for Global Growth and received $10,132 for the fiscal year ended September 30, 1997. Commencing on or about January 20, 1998 FUNB will act as Global Growth's custodian during the term of the Interim Advisory Agreement.


         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

                 THETRUSTEES  OF  BLANCHARD  FUNDS  RECOMMEND  THAT THE
                    SHAREHOLDERS OF GLOBAL GROWTH APPROVE THE INTERIM ADVISORY AGREEMENT.


                   INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENT

Introduction


         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Global Growth approve the Interim Sub-Advisory Agreement. Such Agreement became effective on November 28, 1997. Pursuant to an order from the SEC, all fees payable under the Interim Sub-Advisory Agreement will be placed in escrow and paid to Mellon Capital if shareholders approve the contract within 120 days of its effective date. The Interim Sub-Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Sub-Advisory Agreement are essentially the same as the Previous Sub-Advisory Agreement (as defined below). The only difference between the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, if approved by shareholders, is the length of time the Agreement is in effect. A description of the Interim Sub- Advisory Agreement pursuant to which Mellon Capital continues as the investment sub-adviser to Global Growth, as well as the services to be provided by Mellon Capital pursuant thereto, is set forth below under "Sub-Advisory Services." The description of the Interim Sub-Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Sub-Advisory Agreement, attached hereto as Exhibit C.

         Mellon Capital Management Corporation, 595 Market Street, Suite 3000, San Francisco, California 94105, has served as sub- adviser to Global Growth since May 28, 1996 pursuant to a Sub- Advisory Agreement dated December 1, 1995 (the "Previous Sub- Advisory Agreement") and is responsible for the day-to-day management of Global Growth's portfolio. See "Summary Investment Advisers and Sub-rs." Mellon Capital was established in 1983 and provides investment advisory services to investment companies, pension plans, foundations, endowments, and other institutions located both in the United States and abroad. As of September 30, 1996, Mellon Capital had over $46.4 billion in assets under management.

         The Trustees have authorized Blanchard Funds, on behalf of Global Growth, to enter into the Interim Sub-Advisory Agreement with Virtus and Mellon Capital. Such Agreement became effective on November 28, 1997. If the Interim Sub-Advisory Agreement for Global Growth is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to

Global Growth's investment sub-advisory arrangements at that time. The Previous Sub-Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on December 1, 1995.

Comparison of the Interim Sub-Advisory Agreement and the Previous
Sub-Advisory Agreement

         Sub-Advisory Services. The management and advisory services to be provided by Mellon Capital under the Interim Sub-Advisory Agreement are identical to those currently provided by Mellon Capital under the Previous Sub-Advisory Agreement. Under the Previous Sub-Advisory Agreement, Mellon Capital supervised the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of Virtus and the policies and control of Blanchard Funds' Board of Trustees.


         Fees and Expenses. The investment sub-advisory fees under the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are identical. As compensation for its sub-advisory services under the Previous Sub-Advisory Agreement Mellon Capital was paid by Virtus a monthly fee at the annual rate of 0.375% of the first $100 million of the Fund's average daily net assets; plus 0.35% of the Fund's average daily net assets in excess of $100 million but less than $150 million; plus 0.325% of the Fund's average daily net assets in excess of $150 million.


         The fee paid to Mellon Capital by Virtus for the fiscal year ended September 30, 1997 was $243,134. The fee paid to Mellon Capital by Virtus for the period from May 1, 1996 through September 30, 1996 was $108,872. The fee paid to the prior sub- adviser by the prior manager and by Virtus for the fiscal year ended April 30, 1996 was $140,258.


         The names and addresses of the principal executive officers and directors of Mellon Capital are set forth in Appendix B to this Prospectus/Proxy Statement.

         Limitation of Liability. The Previous Sub-Advisory Agreement provided that in the absence of willful misfeasance, bad faith or gross negligence on the part of Mellon Capital or its officers, directors, or employees or reckless disregard by Mellon Capital of its duties under the Agreement, Mellon Capital shall not be liable to Virtus, Blanchard Funds or to any shareholder of Blanchard Funds for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Interim Sub-Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Sub-Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Global Growth (as defined in the 1940 Act) or by a vote of a majority of Blanchard Funds' entire Board of Trustees on 60 days' written notice to Mellon Capital or by Virtus or Mellon Capital on 60 days' written notice to the other party to the Agreement. Also, the Interim
Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Sub-Advisory Agreement contained identical provisions as to termination and assignment.

         The Board of Trustees considered the Interim Sub-Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Previous Sub-Advisory Agreement.


           THE TRUSTEES OF  BLANCHARD  FUNDS  RECOMMEND  THAT THE
            SHAREHOLDERS  OF GLOBAL  GROWTH  APPROVE  THE INTERIM
            SUB-ADVISORY AGREEMENT.


                          ADDITIONAL INFORMATION


         Evergreen Global Leaders. Information concerning the operation and management of Evergreen Global Leaders is incorporated herein by reference from the Prospectus dated March 3, 1997, as amended, a copy of which is enclosed, and Statement of Additional Information dated March 3, 1997. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Global Leaders at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343- 2898.

         Global Growth. Information about the Fund is included in its current Prospectus dated November 30, 1997 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to Global Growth at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Evergreen Global Leaders and Global Growth are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                                     VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Blanchard Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Global Growth on or about January 5, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement, FOR the Interim Sub-Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement and the Interim Sub-Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Blanchard Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby, FOR approval of the Interim Advisory Agreement and FOR approval of the Interim Sub-Advisory Agreement.

         Approval of the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of Evergreen Asset or Signet, their affiliates or other representatives of Global Growth (who will not be paid for their soliciting activities). Shareholder Communications Corporation has been engaged by Global Growth to assist in soliciting proxies.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.


         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of Blanchard Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Global Leaders which they receive in the transaction at their then-current net asset value. Shares of Global Growth may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Global Growth may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

     Global Growth does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Blanchard Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen Global Leaders are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Global Growth whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                                         FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Evergreen Global Leaders as of October 31, 1996, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Price Waterhouse LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


         The financial statements and financial highlights of Global Growth incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of the Blanchard Funds for the year ended September 30, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                                   LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Global Leaders will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                  OTHER BUSINESS

         The Trustees of Blanchard Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


         THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT.


January 5, 1998

                                                    APPENDIX A

         The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:

OFFICERS:


Name                                  Address
----                                  -------

 David C.                             First Union National Bank
Francis, Chief Investment             201 South College Street
Officer                               Charlotte, North Carolina 28288-

                                      1195

Tanya Orr Bird, Vice                  Virtus Capital Management, Inc.
President                             707 East Main Street
                                      Suite 1300
                                      Richmond, Virginia  23219

Josie                                 Virtus Capital Management, Inc.
Clemons Rosson, Vice                  707 East Main Street
President, Assistant                  Suite 1300
Secretary                             Richmond, Virginia  23219

                                      First Union National Bank
L.                                    201 South College
Robert Cheshire, Vice                 Street
President                             Charlotte, North
                                      Carolina 28288-1195

John E. Gray, Vice                    First Union National Bank
President                             201
                                      South College Street
                                      Charlotte, North Carolina 28288-
                                      1195

Dillon S. Harris, Jr., Vice           First Union National Bank
President                             201 South College Street
                                      Charlotte, North Carolina 28288-
                                      1195

J. Kellie Allen, Vice                 First Union National Bank
President                             201 South College Street
                                      Charlotte, North Carolina 28288-
                                      1195

Ethel B. Sutton, Vice                 Evergreen Asset Management Corp.
President                             2500 Westchester Avenue
                                      Purchase, New York 10577

DIRECTORS:



Name                                  Address
----                                  -------

                                      First Union National Bank
David C.                              201 South College
Francis                               Street
                                      Charlotte, North
                                      Carolina 28288-1195

Donald A. McMullen                    First Union National Bank


                                      201 South College

                                      Street

                                      Charlotte, North
                                      Carolina 28288-1195

William M. Ennis                      First Union National Bank

                                      201 South College Street
                                      Charlotte, North Carolina 28288-
                                      1195

Barbara J. Colvin                     First Union National Bank
                                      201 South College Street
                                      Charlotte, North Carolina 28288-
                                      1195

William D. Munn                       First Union National Bank
                                      201 South College Street
                                      Charlotte, North Carolina 28288-1195

                                                    APPENDIX B

         The names and addresses of the principal executive officers and directors of Mellon Capital Management Corporation are as follows:


OFFICERS AND DIRECTORS:


Name                                       Address
----                                       -------

William L. Fouse, Chairman,                Mellon Capital Management Corp.
Executive Committee,                       595 Market Street
Director                                   Suite 3000

                                           San Francisco, California 94105

Thomas F. Loeb, Chairman,                  Mellon Capital Management Corp.
Chief Executive Officer,                   595 Market Street
Director                                   Suite 3000

                                           San Francisco, California 94105

Thomas B. Hazuka, Ph.D.,                   Mellon Capital Management Corp.
Executive Vice President,                  595 Market Street
Chief Financial Officer,                   Suite 3000
Director                                   San Francisco, California 94105

Brenda J. Oakley, Executive                Mellon Capital Management Corp.
Vice President, Chief                      595 Market Street
Administrative Officer,                    Suite 3000
Director                                   San Francisco, California 94105

Mary C. "Polly" Shouse,                    Mellon Capital Management Corp.
Executive Vice President,                  910 Travis Street
Director                                   Suite 2210

                                           Houston, Texas 77002

James R. Tufts, Executive                  Mellon Capital Management Corp.
Vice President, Director                   595 Market Street

                                           Suite 3000
                                           San Francisco, California 94105

Bernadette L. Bolger, Senior               Mellon Capital Management Corp.
Vice President, Director                   595 Market Street

                                           Suite 3000
                                           San Francisco, California 94105

Barbara W. Daugherty, Senior               Mellon Capital Management Corp.
Vice President, Director                   595 Market Street

                                           Suite 3000
                                           San Francisco, California 94105

Name                                       Address
----                                       -------

Douglas F. Dooley, Senior                  Mellon Capital Management Corp.
Vice President, Director                   595 Market Street

                                           Suite 3000
                                           San Francisco, California 94105

Susan M. Ellison, Senior                   Mellon Capital Management Corp.
Vice President, Director                   595 Market Street

                                           Suite 3000
                                           San Francisco, California 94105

Richard J. Forster, Senior                 Mellon Capital Management Corp.
Vice President, Director                   595 Market Street

                                           Suite 3000
                                           San Francisco, California 94105

Alexander c. Huberts, Senior               Mellon Capital Management Corp.
Vice President, Director                   595 Market Street

                                           Suite 3000
                                           San Francisco, California 94105

Charles J. Jacklin, Ph.D.,                 Mellon Capital Management Corp.
Senior Vice President,                     595 Market Street
Director                                   Suite 3000

                                           San Francisco, California 94105

David C. Kwan, Senior Vice                 Mellon Capital Management Corp.
President, Director                        595 Market Street

                                           Suite 3000
                                           San Francisco, California 94105

James P. Palermo, Senior                   Mellon Capital Management Corp.
Vice President, Director                   One Boston Place

                                           8th Floor
                                           Boston, Massachusetts 02108

Name                                       Address
----                                       -------

Roger A. Wharton, Senior                   Mellon Capital Management Corp.
Vice President, Director                   1 Mellon Bank Center



                                           Pittsburgh, Pennsylvania 15258

                                                                  EXHIBIT A

                                       AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen International Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to the Evergreen Global Leaders Fund series (the "Acquiring Fund"), and Blanchard Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, with respect to its Blanchard Global Growth Fund series (the "Selling Fund").


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Blanchard Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                                     ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
               LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein shall require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.


         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling

Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.


         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                                    ARTICLE II

                                                     VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                    ARTICLE III

                                             CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Signet Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Blanchard Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Blanchard Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected on the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.


     4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at October 31, 1996 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since October 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


         4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Evergreen Global Leaders Fund (the "Predecessor Fund"), a series of Evergreen Equity Trust, a Massachusetts business trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in Section 4.2.1 with respect to the Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.


                                 ARTICLE V

               COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Blanchard Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3  INVESTMENT  REPRESENTATION.   The  Selling  Fund  covenants  that  the
Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Price Waterhouse LLP and certified by Blanchard Funds' President and Treasurer.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause Price Waterhouse LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                       ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable. No shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the

Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Blanchard Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.


         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.


         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.


                                       ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Blanchard Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Blanchard Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Blanchard Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," the Interim Sub- Advisory Agreement and the Previous Sub-Advisory Agreement, as set forth under the caption "Information Regarding the Interim Sub-Advisory Agreement" and the description of voting requirements applicable to approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.


         7.3.2 The Acquiring Fund shall have received on the Closing Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of the Blanchard Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).


         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.


         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         7.4 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

                                      ARTICLE VIII

            FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                              FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Blanchard Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary

"no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Blanchard Funds responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirement of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets;

                  (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from Price Waterhouse LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.


                                                    ARTICLE IX

                                                     EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                                     ARTICLE X

                                     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                                    ARTICLE XI

                                                    TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Blanchard Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                                    ARTICLE XII

                                                    AMENDMENTS


         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                   ARTICLE XIII

              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                              LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Blanchard Funds or the Evergreen Equity Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Blanchard Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Blanchard Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Blanchard Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Blanchard Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.




                                        EVERGREEN INTERNATIONAL

                                        TRUST
                                        ON BEHALF OF EVERGREEN GLOBAL
                                        LEADERS FUND
                                        By:

                                        Name:

                                        Title:





                                        BLANCHARD FUNDS
                                        ON BEHALF OF BLANCHARD GLOBAL
                                        GROWTH FUND
                                        By:

                                        Name:

                                        Title:

                                                         EXHIBIT B

                               BLANCHARD FUNDS

                         INTERIM MANAGEMENT CONTRACT


         This Contract is made this 28th day of November, 1997 between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Manager"), and Blanchard Funds, a Massachusetts business trust having its principal place of business in Pittsburgh,

Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Manager is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:


         1. The Trust hereby appoints Manager as manager for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Manager accepts the appointments. Subject to the direction of the Trustees of the Trust, Manager shall provide or procure on behalf of each of the Funds all management and administrative services. In carrying out its obligations under this paragraph, the Manager shall: (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's Portfolio Sub-Adviser; (iii) select and evaluate the performance of the Administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of each Fund's assets.


         2. Manager, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for management services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

         4. Each of the Funds shall pay to Manager, for all services rendered to each Fund by Manager hereunder, the fees set forth in the exhibits attached hereto.

         5. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which Shares of the Fund are offered for sale Manager shall reduce its management fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its management fee for such fiscal year. The amount of any such reduction is to be borne by the Manager and shall be deducted from the monthly management fee otherwise payable to the Manager during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

         6. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         7. The Manager may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Manger may, by notice to the Fund, voluntarily declare to be effective.


         8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of November 26, 1997 with respect to each Fund or for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Manager shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of the Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.


         9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Manager.

         10. This Contract may not be assigned by Manager and shall automatically terminate in the event of any assignment. Manager may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Manager, Manager shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         12. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.


         13. The Manager acknowledges that all sales literature for investment companies (such as the Trust) is subject to strict regulatory oversight. The Manager agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Manager to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Manager of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.


         14. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, or any of the officers, employees, agents or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is also hereby given that the obligations pursuant to this instrument of a particular Fund and of the Trust with respect to that particular Fund shall be limited solely to the assets of that particular Fund.

         15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                        EXHIBIT A
                                         to the
                                   Management Contract

                              Blanchard Global Growth Fund
                             Blanchard Flexible Income Fund

                     Blanchard Short-Term  Flexible Income Fund
                          Blanchard Flexible Tax-Free Bond Fund

                             Blanchard Growth & Income Fund


         For all services rendered by Manager hereunder, the above-named Funds of the Trust shall pay to Manager and Manager agrees to accept as full compensation for all services rendered hereunder, an annual management fee equal to the following percentage ("the applicable percentage") of the average daily net assets of each Fund:



Name of Fund                                      Percentage of Net Assets
Blanchard Global Growth Fund                      1% of the first $150 million
                                                  of average daily net assets,
                                                  .875%  of the  Fund's
                                                  average   daily   net
                                                  assets  in  excess of
                                                  $150  million but not
                                                  exceeding        $300
                                                  million  and  .75% of
                                                  the  Fund's   average
                                                  daily  net  assets in
                                                  excess     of    $300
                                                  million.
Blanchard Flexible Income Fund                    .75%
Blanchard Growth & Income Fund                    1.10% of the Fund's average
                                                  daily net assets, .40% of
                                                  which, which would otherwise
                                                  be received by Manager and
                                                  paid to the Chase Manhattan
                                                  Bank, N.A. ("Chase") for
                                                  portfolio advisory services,
                                                  shall be paid to Chase
                                                  directly by the Fund under a
                                                  separate investment advisory
                                                  agreement between Chase and
                                                  the Fund.

Blanchard Short-Term                              .75%
Flexible Income Fund
Blanchard Flexible Tax-Free                       .75%
Bond Fund



         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Manager daily except for the Blanchard Growth & Income Fund which shall be paid to Manager monthly.



         Witness the execution hereof this 28th day of November, 1997.




Attest:                                    Virtus Capital Management, Inc.


________________________                   By: ___________________________
         Secretary                                  Executive Vice President



Attest:                                    Blanchard Funds


________________________                   By: ____________________________
         Assistant Secretary                                 Vice President

                                                                   EXHIBIT C
                               BLANCHARD FUNDS
                       INTERIM SUB-ADVISORY AGREEMENT



         THIS AGREEMENT is made as of this 28th day of November 1997 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation (the "Portfolio Manager" or "MCMC") with respect to the following recital of fact:


                                                   R E C I T A L

         WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

         WHEREAS, the Portfolio Manager is registered as an investment manager under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Trust offers shares in one series called the Blanchard Global Growth Fund (such series, being referred to as the "Fund"); and

         WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Interim Management Agreement"); and

         WHEREAS, the Portfolio Manager proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund on the terms and conditions hereinafter set forth.

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Investment Management.  MCMC shall act as a Portfolio
Manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. MCMC shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Portfolio Manager.

         2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Portfolio
Manager shall:

                  (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                  (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Portfolio Manager considers desirable for inclusion in the Fund's portfolio;

                  (c) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

                  (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees; and

                  (e) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

         3. Broker-Dealer Relationships. The Portfolio Manager is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be its best efforts to execute at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Portfolio Manager will take the following into consideration: the net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to the provisions of the Investment Company Act of 1940, the Portfolio Manger is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer or to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine and the Portfolio Manager will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Control by Board of Trustees. Any investment program undertaken by the Portfolio Manager pursuant to this Agreement, as well as any other activities undertaken by the Portfolio Manger on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Portfolio Manager with written notice of all such directives, so long as this Agreement remains in effect.

         5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Portfolio Manager shall at all times conform to:

                  (a)      all applicable provisions of the 1940 Act; and

                  (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act; and

                  (c) any other applicable provisions of state and federal law.

         6. Expenses. The Portfolio Manager shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (e) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

         7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Portfolio Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Portfolio Manager's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Portfolio Manager of any Fund expense that the Portfolio Manager is not required to pay or assume under this Agreement shall not relieve the Manager or the Portfolio Manager of any of their obligations to the Fund or obligate the Portfolio Manager to pay or assume any similar Fund expense on any subsequent occasions.

         8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Portfolio Manager a monthly fee at the annual rate of .375% of the Fund's average daily net assets up to $100 million; .35% on net assets between $100 million and $150 million; and .325% on net assets in excess of $150 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Portfolio Manager's compensation for the preceding month shall be made as promptly as possible after the end of each month.

         9. Non-Exclusivity. The services of the Portfolio Manager to the Manager are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

         10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization to be dated as of November 26, 1997 with respect to the Fund or for two years from the date of its execution, and shall remain in effect thereafter if approved in the manner set forth in Section 11 hereof.


         11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

                  (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), by the Manager, or by the Portfolio Manager on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Interim Management Agreement between the Fund and the Manager shall terminate.

         13. Liability of the Portfolio Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager or its officers, directors or employees, or reckless disregard by the Portfolio Manager of its duties under this Agreement, the Portfolio Manager shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         14. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be 707 East Main Street, Suite 1300, Richmond, Virginia 23219, that of the Trust for this purpose shall be Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, and the address of the Portfolio Manager for this purpose shall be 595 Market Street, San Francisco, California 94105.
Attention: Charles Jacklin.

         15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                         MELLON CAPITAL MANAGEMENT
                                                CORPORATION

                                                By
Title: Senior Vice President                       President


Attest:                                         VIRTUS CAPITAL MANAGEMENT, INC.


                                                By
Title: Senior Vice President                       Senior Vice President

                                                                    EXHIBIT D

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
EDWIN D. MISKA
   We are pleased to present the first annual report for         (Photo of
Evergreen Global Leaders Fund. For the twelve months ended       Stephen A.
October 31, 1996, the Fund's total return was +19.6%* (Class     Lieber appears
Y, no-load shares) which compares favorably with the global      here)
indexes. For the same time period, the total return for the
MSCI World Index** was +16.3%, the MSCI EAFE Index** returned    (Photo of
+10.5%, and the total return for the Lipper Global Funds         Edwin D.
average of the 153 global funds tracked by Lipper during that    Miska appears
time was 15.5%***. (For additional performance information,      here)
please see page 17.) The Fund's strategy of seeking out what we believe to be the 100 best companies in the world was
successfully implemented against a backdrop of an environment that was generally amenable to equity investing within the
world's most industrialized nations. Our investment discipline concentrated on companies which have been and are consistently profitable, have a strong pattern of earnings growth, both
historical and prospective, and which have provided the
highest returns on shareholders' equity. These characteristics when reviewed on a global, country and industry perspective
distinguish the true corporate "leaders" from the rest. We
also continually monitor global macroeconomic events and
financial conditions to optimize country allocations and
currency exposures. This strategy of a disciplined stock
selection process combined with a thorough macroeconomic
review has been the hallmark of your Fund, and will continue to be so, as we utilize this diligent, structured approach
to seek maximized shareholder returns.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE FUND'S CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES WITHIN THE FIRST YEAR OF PURCHASE WERE NOT IN EXISTENCE FOR THE FULL 12 MONTHS UNDER REVIEW. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION REGARDING THESE CLASSES OF SHARES AND THEIR APPLICABLE SALES CHARGES.
DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER, PLEASE SEE THE PROSPECTUS.
** MSCI WORLD INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES.
MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, PERFORMANCE WOULD BE LOWER.
                                                                              13

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
PERFORMANCE REVIEW
   World equity markets managed solid gains during the period under review, despite periods of volatility in March and July due to concerns over rising interest rates and inflation. A concentrating effect took place during the year, as investors became increasingly narrow in their focus, favoring a smaller group of selective larger, high-quality, high-visibility investments with no liquidity constraints. These companies, many of which are positions in your Fund, rose to new highs, discarding any previous levels of undervaluation. This helped contribute to a strong performance, particularly in the U.S. portion of the portfolio which rose 31.5%.
   Our U.S. allocation at fiscal year-end stood at 31.9% of the Fund's net assets down from 33.6% at midyear. The broadly diversified U. S. portfolio of 36 issues had some notable performers: Gillette Co., +53.1%; General Electric Co., +52.2%; Intel Corp., +51.5%; Federal National Mortgage Association, +42.8%; Coca Cola Co., +40.9%; Microsoft Corp., +37.1%; and Home Depot, Inc., +37.1%. While our enthusiasm for these issues and for the U.S. market as a whole has been somewhat tempered by their steep rise, the high quality and consistent predictability of these companies' earnings flows should continue to result in premium valuations relative to the market as a whole. We initiated new purchases when significant opportunities arose. Our recent buying activity is indicative:
SunAmerica, Inc., purchased June 1996, +31.7%; Dover Corp., purchased September 1996, +19.6%; MBNA Corp., purchased September 1996, +13%; PPG Industries, Inc., purchased August 1996, +12.7% and Cisco Systems, Inc., purchased August 1996, +12%.
   We have also not been reluctant to take profits or realize small losses when there have been any short-term negative catalysts or changes in fundamental status or valuation. Sales during the fiscal year included the shares of Compaq Computer Corp. for a gain of 16.2% (held 3 months); Emerson Electric Co. for a gain of 5.1% (held 6 months); Albertson's, Inc., for a loss of 12.4% (held 7 months); and Quaker Oats Co. for a loss of 9.5% (held 8 months). In the coming months, our focus will remain on the "leaders" in their respective categories, as strongly positioned, growing, profitable companies should continue to stimulate a positive response from investors. We will be vigilant to adjust our asset allocation in response to changes in fundamentals or deterioration in macroeconomic conditions.
   For the rest of the world, our performance was acceptable relative to the market averages but below that in absolute terms to our U.S. allocation. Our international segment as a whole returned 14.8% which exceeded the return of the MSCI EAFE Index. At fiscal year-end, our diversified international segment totaled 73 different companies in 16 countries. Our overall foreign exposure totaled 62.8% of the Fund's net assets. It should be noted that returns on currency played a significant role in reducing investment performance, as the U.S. dollar appreciated significantly against many of the world's major currencies, most notably: 7% versus the German mark and 10% versus the Japanese yen, our top two foreign exposures. Our most significant non-U.S. country contribution came from Canada, (at 5.8% of net assets) which saw a rebound in industrial production and benefited from low inflation. Our holdings saw dramatic stock appreciation: Canadian Natural Resources, Ltd., a natural gas producer, benefiting from strong cash flow, good acquisitions and improved natural gas pricing, rose 27.5%; DuPont Canada, Inc., a manufacturer of specialty chemicals, films and fibers rose 26.5%, and Bombardier, Inc. a diverse global manufacturer in three growing areas: mass transit, motorized consumer products and business aircraft, rose 16%.
14

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

   Our largest non-U.S. country exposures: Germany at 7.9% of net assets and Japan at 7.4% posted mostly disappointing returns. After several "false dawns", Germany appears poised to start on an economic recovery aided by the advent of corporate restructurings and the return of the German investor. For most of 1996 though, growth remained weak, consumer demand depressed, and unemployment high. The barriers to restructure businesses and make them more profitable have only begun to come down, and it will be some time before results will begin to be seen at the bottom line. While German stock performance was uninspired, there were some standouts: RWE AG, the large energy/utility conglomerate and the Fund's largest overall holding, rose 14.2% since our initial investment in November 1995. RWE has begun restructuring its vast holdings, and is a strong candidate for a stock buy-back program. Pharmaceutical firm ALTANA AG likewise rose 30.4%. Hugo Boss AG, a global designer, manufacturer and retailer of fine men's fashions also posted strong performance, up 37.7% since our initial investment in November 1995.
   For Japan, despite low interest rates (discount rate of 0.50%), recovery remains illusive, and the recent weakness in their markets has undermined sentiment further, indicating that another dip into recession is not out of the question. Our low relative weighting toward Japan reflects the weak fundamentals and poor dollar exchange trends. Our two largest issues, Seven-Eleven Japan Co., Ltd., -10.5% and Nintendo Co., Ltd., -28.5%, despite good operating results and new products have not been able to escape the markets negative bias. We are confident that 1997 should bring a recovery, and will be vigilant to adjust our allocation as evidence of an economic revival presents itself.
   Much of the Fund's outperformance can be credited to the smaller countries of the world, where innovative, well-managed companies have posted outstanding results in the face of an ever competitive global marketplace. Strong performance was achieved by our holdings in Sweden, United Kingdom, Hong Kong, and the Netherlands from a broad array of companies and industries. In Sweden, with a weighting of 3.3%, our allocation benefited from low interest rates and higher consumer spending. Shares of clothing retailer Hennes & Mauritz AB rose 46.6%. Pharmaceutical giant Astra AB rose 33.3%, and industrial conglomerate ABB AB ADS rose 27.8%. From the United Kingdom, where our weighting is 6.8%, our financial-issue-tilted portfolio benefited from a strong economic upturn stimulated by lower rates. Our positions in these interest-sensitive areas benefited handsomely as demand for credit increased: Lloyds TSB Group Plc, +17.7%; Legal & General Group Plc, +12.6% and Prudential Corp. Plc, +11.0%. From Hong Kong, where our allocation is 4.7%, the strong performance arose from the continued demand for real estate development in preparation for re-unification with China. Shares of real estate plays Kumagai Gumi Ltd., realized 26.8%, Henderson Land Development Co., Ltd., rose 16%, Tai Cheung Holdings Ltd. realized 13.6%, Cheung Kong Holdings, Ltd. rose 12.7% and New Asia Realty Ltd. realized 11.0%. The Netherlands (weighting: 3.8%) provided strong operating results from the large specialty publishing firms which have a growing share of the world's printed magazines, books and professional journals. Shares of Wolters Kluwer NV, a scientific and legal publisher rose 41.0% since November 1995; Elsevier NV in which we own both ordinary shares and American Depositary Receipts (ADRs) rose 13.7% and publishing and broadcasting company VNU, rose 11.6% since our purchase in May 1996.
                                                                              15

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
OUTLOOK AND CONCLUSION
   The world equity markets have managed solid gains despite bouts of increased market volatility caused by rising valuations, uncertainties over globally higher interest rates and re-emerging fears of inflation. Economic indicators continue to point toward continued, yet perhaps sluggish, growth ahead for the United States economy, with improving trends across Europe and the Far East.
   This environment will be difficult, but may benefit those companies which are able to react quickly and operate successfully in a more competitive, multi-national marketplace. The focus of the Fund will continue to be on the outstanding profit growth opportunities of the world's leading corporations. Quality of the issues purchased will remain foremost, with holdings based consistency of results and the ability to deliver continued bottom line performance.
   We welcome our new shareholders who have chosen to utilize our unique product as part of their overall investment program. We believe our long-term approach to global investing is sound, focusing on only the best the world's markets have to offer, through a diversified portfolio. As technological advances, political and economic reforms, and pro-business policies continue to bring the world closer, heightening competition for products and services, only the finest companies will be successful. Our disciplined approach will continue to highlight those which are. We believe this will lead to continued long-term capital appreciation.
   We thank you for your support and appreciate the enthusiasm that greeted Evergreen Global Leaders Fund in its inaugural year. We look forward to the challenge of delivering quality long-term investment results for many years to come.
16

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GLOBAL LEADERS FUND
     The graphs below compare a $10,000 investment in the Evergreen Global Leaders Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the MSCI World Index ("Index").

      [CHARTS TO FOLLOW FOR CLASS A, B, C AND Y SHARES. Customer to
                        provide plot points.]


                                        6/3/96*   6/30/96   9/30/96   10/31/96
CLASS A
TOTAL RETURN
SINCE INCEPTION=0.5%

Evergreen Global Leaders Fund
MSCI World Index

CLASS B
TOTAL RETURN
SINCE INCEPTION=0.1%

Evergreen Global Leaders Fund
MSCI World Index

CLASS C
TOTAL RETURN
SINCE INCEPTION=4.0%

Evergreen Global Leaders Fund
MSCI World Index

CLASS Y
TOTAL RETURN=19.6%

Evergreen Global Leaders Fund
MSCI World Index


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              17

                          STATEMENT OF ADDITIONAL INFORMATION

                             Acquisition of the Assets of

                             BLANCHARD GLOBAL GROWTH FUND

                                      a Series of

                                    BLANCHARD FUNDS
                               Federated Investors Tower
                          Pittsburgh, Pennsylvania 15222-3779
                                    (800) 829-3863

                           By and In Exchange For Shares of

                             EVERGREEN GLOBAL LEADERS FUND

                                      a Series of


                         EVERGREEN  INTERNATIONAL TRUST

                                  200 Berkeley Street
                              Boston, Massachusetts 02116
                                    (800) 343-2898


         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Blanchard Global Growth Fund ("Global Growth"), a series of Blanchard Funds, to Evergreen Global Leaders Fund ("Evergreen Global Leaders"), a series of Evergreen International Trust, in exchange for Class A shares of beneficial interest, $.001 par value per share, of Evergreen Global Leaders, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Evergreen Global Leaders dated March 3, 1997 , as amended;

         (2) The Statement of Additional Information of Global Growth dated November 30, 1997;

         (3)      Annual  Report of Global  Growth for the year ended  September
                  30, 1997;

         (4) Annual Report of Evergreen Global Leaders for the year ended October 31, 1996;


         (5) Semi-Annual Report of Evergreen Global Leaders for the six months ended April 30, 1997;



         (6) Pro Forma Combining Financial Statements (unaudited) dated April 30, 1997.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Global Leaders and Global Growth dated January 5, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Global Leaders or Global Growth at the telephone numbers or addresses set forth above.

         The date of this  Statement  of  Additional  Information  is January 5,
1998.




                        STATEMENT OF ADDITIONAL INFORMATION
                                  March 3, 1997

                    THE   EVERGREEN   INTERNATIONAL/GLOBAL   GROWTH  FUNDS  2500
                   Westchester Avenue, Purchase, New York 10577
                                    800-807-2940

Evergreen Emerging Markets Growth Fund ("Emerging Markets")
Evergreen International Equity Fund ("International Equity")
Evergreen Global Real Estate Equity Fund ("Global")
Evergreen Global Leaders Fund ("Global Leaders")

This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus for the Fund in which you are making or contemplating an investment. The Evergreen International/Global Growth Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of Emerging Markets, International Equity, Global and Global Leaders, and a separate prospectus offering Class Y shares of Emerging Markets, International Equity, Global, and Global Leaders. Copies of each Fund's Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS



Investment Objectives and Policies................................2
Investment Restrictions...........................................9
Certain Risk Considerations.......................................14
Management........................................................15
Investment Advisers...............................................23
Distribution Plans................................................29
Allocation of Brokerage...........................................32
Additional Tax Information........................................35
Net Asset Value...................................................39
Purchase of Shares................................................40
General Information About the Funds...............................52
Performance Information...........................................54
Financial Statements..............................................58
Appendix A - Description of Bond, Municipal Note and Commercial
                   Paper Ratings........................................58

                              INVESTMENT OBJECTIVES AND POLICIES
            (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of Emerging Growth, International Equity, Global, and Global Leaders are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

Types of Investments

Convertible Securities -- (All Funds)

     Each Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

     Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment adviser or sub-adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the adviser or sub-adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser or sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants (All Funds)

     Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Sovereign Debt Obligations (All Funds)

     Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Closed-End Investment Companies (All Funds)

     Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value. Investments in closed-end investment companies involve the payment of management fees to the advisers of such investment companies.

Strategic Investments (All Funds)

Foreign Currency Transactions; Currency Risks

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

     Each Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

     Each Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The advisers and the sub-advisers believe that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever they determine that it is in a Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.

     Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the adviser or sub-adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of such a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.


     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.




Foreign Currency Options

     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

     A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the advisers or sub-advisers, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.


     In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

     By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

     A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the advisers or the sub-advisers, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Restricted and Illiquid Securities (All Funds)

     The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A Securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:


     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer  undertakings  to make a market in the security;  and

     (iv) the nature of the security and the nature of the marketplace trades.


When-Issued and Delayed Delivery Securities (Emerging Markets, International Equity and Global Leaders)


     These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Emerging Markets and International Equity do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.



Lending of Portfolio Securities (All Funds)

     The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Repurchase Agreements (All Funds)

     The Funds or their custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the adviser or a sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements (All Funds)

     The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.



                               INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1.        Diversification

        No Fund may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities and, with respect to Emerging Markets and International Equity, repurchase agreements collateralized by such securities except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

2.       Ten Percent Limitation on Securities of Any One Issuer

         Global and Global Leaders may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

         Neither Emerging Markets nor International Equity may purchase more than 10% of the outstanding voting securities of any one issuer.

3.       Investment for Purposes of Control or Management

         Emerging Markets, International Equity, Global and Global Leaders may not invest in companies for the purpose of exercising control or management.

4.       Purchase of Securities on Margin

         No Fund may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5.       Unseasoned Issuers

        Emerging Markets*, International Equity*, Global and Global Leaders* may not invest more than 15% of their net assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities (this limitation does not apply to real estate investment trusts).

6.       Underwriting

         The Funds will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

7.       Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs

         Global and Global Leaders* may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

         Neither Emerging Markets* nor International Equity* will purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

8.       Concentration in Any One Industry

         Global may not concentrate its investments in any one industry, except that it will invest at least 65% of its total assets in securities of companies engaged principally in the real estate industry.

         Emerging Markets, International Equity and Global Leaders* will not invest 25% or more of the value of their total assets in any one industry except that they may invest more than 25% of their total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

9.       Warrants

         Global and Global Leaders* may not invest more than 5% of their net assets in warrants, and, of this amount, no more than 2% of the Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchanges.

         Emerging Markets* and International Equity* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds' in units or attached to securities may be deemed to be without value.


10.      Ownership by Trustees/Officers

         None of Emerging Markets*, International Equity*, Global or Global Leaders* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser or investment sub-adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.      Short Sales

         Neither Emerging Markets nor International Equity will sell any securities short.


         Global and Global Leaders* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, either Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

12.      Lending of Funds and Securities

         Global and Global Leaders* may not lend their funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. Global and Global Leaders* may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

         Emerging Markets and International Equity will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This does not prevent the Funds from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by a Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

13.      Commodities

         Emerging Markets and International Equity will not invest in commodities except that each Fund reserves the right to engage in transactions including futures contracts, options and forward contracts with respect to securities indices or currencies.

         Global and Global Leaders will not purchase, sell or invest in commodities or commodity contracts; provided, however, that this policy does not prevent either Fund from purchasing and selling currency futures contracts and entering into forward foreign currency contracts.

14.      Real Estate

         Neither Emerging Markets nor International Equity will purchase or sell real estate, including limited partnership interests in real estate, although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         Global and Global Leaders may not purchase or invest in real estate or interests in real estate (although they may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

15.      Borrowing, Senior Securities, Reverse Repurchase Agreements

         Emerging Markets and International Equity will not issue senior securities except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed and except to the extent that a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

         Global   and  Global  Leaders  may  not  borrow  money,  issue  senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that Global will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. Global and Global Leaders* will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

16.      Joint Trading

         Global, Global Leaders*, Emerging Markets* and International Equity* may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

17.      Options


          Global and Global Leaders*, may not write, purchase or sell put or call options, or combinations thereof except as permitted under "Description of Funds Investment Practices and Restrictions" in each Fund's Prospectus.


         Emerging Markets* and International Equity* may write covered call options and secured put options on up to 25% of their net assets and may purchase put and call options provided that no more than 5% of the market value of its net assets may be invested in premiums on such options.

18.      Pledging Assets

         Neither Emerging Markets nor International Equity will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.



19.      Investing in Securities of Other Investment Companies

         Emerging Markets*, International Equity*, Global* and Global Leaders* will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of their total assets in any one investment company and will invest no more than 10% of their total assets in investment companies in general. A Fund will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. There is no present intention of making such investments on behalf of Global Leaders.


20.      Restricted Securities

         Emerging Markets* and International Equity* will not invest more than 5% of their total assets in securities subject to restrictions on resale under the 1933 Act, except for restricted securities which meet criteria for liquidity established by the Trustees.

21.       Illiquid Securities.

         Global* and Global Leaders* may not invest more than 15% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act, which the Trustees have determined to be liquid.

         Emerging Markets* and International Equity* will not invest more than 15% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities not determined by the Trustees to be liquid.


     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of net assets will not result in a violation of such restriction.


     For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".



                          CERTAIN RISK CONSIDERATIONS

            There can be no assurance that a Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

           While Global is technically diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), because the investment alternatives of the Fund are restricted by a policy of concentrating at least 65% of its total assets in companies in the real estate industry, investors should understand that investment in the Fund may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industry investment alternatives.

Borrowing.

         Global has borrowings outstanding. It is in essence leveraged and, therefore, share price fluctuations may be more pronounced than the market in general. The table set forth below describes the extent to which Global entered into borrowing transactions during the three fiscal periods ended Ocotber 31, 1996.


Global
                                                                  Average
            Amount of Debt Average Amount of  Average Number of   Amount of Debt
            Outstanding    Debt Outstanding   Shares Outstanding  Per-Share
Year Ended  End of Year    During the Year    During the Year     During Year
----------  -----------    -----------------  ------------------  --------------

9/30/94*    $ 4,885,000     $ 2,090,861          10,670,806        $0.20
9/30/95     $ 0             $ 1,572,261          7,184,794         $0.22
10/31/95**  $ 1,050,000     $   283,871          5,474,147         $0.05
10/31/96    $ 0             $   583,642          4,432,611         $0.13


* Nine Months
**One Month

                                                               MANAGEMENT

         The Trustees and executive officers of the Trusts, their ages, addresses and principal occupation during the past five years are set forth below:

TRUSTEES

JAMESS.  HOWELL  (72),  4124  Crossgate  Road,  Charlotte,  NC  Chairman  of the
     Evergreen Group of Mutual Funds, and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

RUSSELL A. SALTON,  III, M.D. (49), 205 Regency  Executive Park,  Charlotte,  NC
     Trustee. Medical Director, U.S. Healthcare of the Charlotte, NC Carolinas since 1996; President, Primary Physician Care from 1990 to 1996.

MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte,  NC Trustee.
     Attorney, Law Offices of Michael S. Scofield since 1969.

Messrs. Howell, Salton and Scofield are Trustees of all forty-four investment companies:

GERALD M.  MCcDONNELL  (57), 821 Regency  Drive,  Charlotte,  NC Trustee.  Sales
     Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC Trustee.  Director of
     Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.


WILLIAM WALT  PETTIT*(41),  Holcomb  and  Pettit,  P.A.,  227  West  Trade  St.,
     Charlotte, NC. Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Messrs. McDonnell, McVerry and Pettit are Trustees of forty-three of the investment companies (excluded are those established within the Evergreen Variable Trust).

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

FOSTER BAM* (70), Greenwich Plaza, Greenwich, CT Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Messrs. Ashkin and Bam are Trustees of forty-two of the investment companies (excluded are those established within the Evergreen Variable Trust and Evergreen Investment Trust).


    ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, FL Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven of the investment companies since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone Group of Funds).



ADVISORY COMMITTEE TO THE BOARDS OF TRUSTEES OF THE EVERGREEN FUNDS

   F. RAY KEYSER, JR. (69) ), 200 Berkeley Street, Boston, MA
    Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

    RICHARD J. SHIMA (57), 200 Berkeley Street, Boston, MA
    Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive out placement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood- Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

EXECUTIVE OFFICERS

JOHN J. PILEGGI  (37),  230 Park Avenue,  Suite 910, New York,  NY President and
Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH Secretary.  Senior Vice
     President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.
----------------------------------
*Messrs. Pettit and Bam may both be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

 The officers of the Trusts are all officers and/or employees of BISYS Fund Services. BISYS Fund Services is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

 The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina, Evergreen Asset Management Corp. or Keystone Investment Management Company or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:


Name of Trust/Fund
                  Annual Retainer   Meeting Fee

Evergreen Equity Trust
                       $ 1,000*
  Global
                                         $100
  Global Leaders
                                          100
Evergreen Investment Trust
                        15,000**         2,000
  Emerging Markets
  International Equity
--------------------

* The annual retainer paid by Evergreen Equity Trust is allocated among its three series based on assets.

** The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(4) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which he participates.

(5) The members of the Advisory Committee to the Boards of Trustees of the Evergreen Funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen Funds attended.

(6) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.

         Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal period ended October 31, 1996.

TRUSTEES COMPENSATION TABLE

                                                                   Total
                                                                   Compensation
               Aggregate Compensation From Each Trust              From Trusts
                      Evergreen                       Evergreen    and Fund
Name of              Equity Trust                    Investment    Complex Paid
Trustee                                                Trust       to Trustees

Laurence Ashkin        $1,661                          0              $26,475

Foster Bam             $1,661                          0              $26,475

James S. Howell       $1,677                          $22,029         $52,500

Robert J.
 Jeffries             $ 828                             0             $15,238

Gerald M.
 McDonnell           $1,656                           $19,916         $45,975

Thomas L.
 McVerry             $1,662                           $20,456         $47,100

William Walt
 Pettit              $1,654                           $19,737         $45,600

Russell A.
 Salton, III, M.D.   $1,654                           $19,737         $48,750

Michael S.
 Scofield            $1,654                           $19,737         $48,750


                The number and percent of outstanding shares of each Fund owned by officers and Trustees as a group on January 31, 1997, is as follows:


                            No. of Shares Owned
                              By Officers and         Ownership by Officers and
                                  Trustees            Trustees as a % of
Name of Fund                     as a Group           Shares Outstanding

Emerging Markets                     1,812                 .95% (Class A)
International Equity                  -0-
Global                              11,074                 .32% (Class Y)
Global Leaders                     126,309                6.54% (Class Y)

         Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of January 31, 1997.



                                  Name of                                % of
Name and Address                  Fund/Class           No. of Shares  Class/Fund
----------------                  ----------           -------------  ----------

Fubs & Co. Febo                   Emerging Markets/B   18,837         5.75%/.50%
Carol A. Bierbrauer
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                   Emerging Markets/C    1,000         9.71%/.02%
Frances B. Goldstein
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


State Street Bank & Trust Co.      Emerging Markets/C       2,181    21.18%/.05%
Cust for the SEP IRA of
Terrance W. Dancey
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                  Emerging Markets/C        2,157    20.95%/.05%
Thomas J. McGuire Jr. and
Mary I. McGuire
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                  Emerging Markets/C       1,196     11.61%/.03%
M. Albert Carmichael and
Ann K. Carmichael
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


First Union National Bank*        Emerging Markets/Y    2,924,519  82.02%/71.41%
Trust Accounts
Attn: Ginny Batten

11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*        Emerging Markets/Y     609,356   17.09%/14.88%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001







Merrill Lynch                    International/C       1,674      6.94%/.01%
Trade House Account-Aid              Equity
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville, FL 32246-6484


Fubs & Co. Febo                  International/C       1,458      6.04%/.01%
Carol King Landscape Maint Inc       Equity
Profit Sharing Plan
Gerald J. & Bruce G.Bachand
Co-TTees U/A/D 4-01-80
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                  International/C       1,942      8.05%/.01%
Don F. Wiles                         Equity
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                  International/C       1,494      6.19%/.01
Estate of Eddie Biola Hammond        Equity
H D Hammond Executor
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Emery Jahnke                      International/C      4,660      19.32%/.03
C/O First Union National Bank      Equity
301 S. Tryon Street

Charlotte, NC 28288-0001


First Union National Bank**        International/Y     7,470,399   55.00%/47.38%
Trust Accounts                       Equity
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank**        International/Y     5,935,634   43.70%/37.65%
Trust Accounts                         Equity
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001
Charles Schwab & Co. Inc.            Global/A         5,785        8.55%/.16%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept
101 Montgomery St.
San Francisco, CA 94104-4122

Charles Schwab & Co. Inc.            Global/A         21,002        31.06%/.60%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept
101 Montgomery St.
San Francisco, CA 94104-4122

NFSC Febo #X02-095028                Global/A          4,082         6.04%/.12%
John W. Propst - IV
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Donaldson Lufkin Jenrette            Global/A           7,945        11.75%/.22%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch                       Global/B               813        5.08%/.03%
Trade House Account-Aid
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484


State Street Bank & Trust Co.        Global/B              1,606     10.05%/.05%
Cust for the IRA of

Patricia L. Corey
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B              1,938      12.12%/.05%
Dr. Nsidibe Ikpe
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B              801        5.01%/.02%
Robert M. Sherman MD PA
401K Profit Sharing Plan
DTD 1-1-94
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

NFSC FEBO # 0C8-628271              Global/B               801        5.01%/.02%
NFSC/FMTC IRA
FBO John Delee
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Donaldson Lufkin Jenrette           Global/B              1,612     10.08%/.05%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

NFSC FEBO # OKS-628913              Global/B              1,213       7.58%/.03%
NFSC/FMTC IRA Rollover
FBO Theodore C. Fleming
c/o First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288

Donaldson Lufkin Jenrette           Global/B                888      5.56%/.03%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Ameritrade Inc.                     Global/B               2,421     36.03%/.07%
PO Box 2226
Omaha NE 68103-2226

NFSC FEBO # 0C8-623873              Global/C                377      5.60%/.01%
Peter J. Healy
C/O First Union National Bank
301 S. Tryon St.

Charlotte, NC 28288-0001

Painewebber for the Benefit of        Global/C          2,793        41.57%/.08%
Painewebber CDN FBO
William R. Mack Jr.
301 S. Tryon St.
Charlotte, NC 28288-0001

Painewebber for the Benefit of        Global/C            399         5.93%/.01%
Painewebber CDN FBO
Robert P. Little
301 S. Tryon St.
Charlotte, NC 28288-0001

Painewebber for the Benefit of        Global/C            431         6.41%/.01%
Donald H. Fryslie TTEE for
The Donald H. Fryslie Trust
U/A DTD 11/24/95
301 S. Tryon St.
Charlotte, NC 28288-0001


Stephen A. Lieber***                Global/Y        1,164,329     33.70%/32.84%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Charles Schwab & Co. Inc.           Global/Y          560,142     16.21%/15.80%
Special Custody Account For the
Exclusive Benefit of Customers
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch                      Global Leaders/C      12,125    12.07%/.14%
Trade House Account-Aid
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville, FL 32246-6484


Fubs & Co. Febo                     Global Leaders/C       8,157    8.12%/.0%
Leland Johansen
301 S. Tryon Street
Charlotte, NC 28288-0001

Stephen A. Lieber                  Global Leaders/Y       100,498   5.21%/1.14%
C/O Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577

First Union National Bank/EB/INT Global Leaders/Y        978,567   50.72%/11.19%
Cash Account
Attn: Trust Operation Dept.
401 S. Tryon St. 3rd Fl. CMG 1151
Charlotte, NC 28202-1911

First Union National Bank/EB/INT Global Leaders/Y        186,868    9.69%/ 2.14%
Cash Account
Attn: Trust Operation Dept.
401 S. Tryon St. 3rd Fl. CMG 1151
Charlotte, NC 28202-1911


---------------------------------

Global Real Estate Equity Fund
As a result of this direct and beneficial ownership of 32.84% of the shares of Global Real Estate Equity Fund on January 31, 1997, Stephen A. Lieber may be deemed to "control" the Fund as that term is defined in the 1940 Act.

Emerging Markets Growth Fund
First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on January 31, 1997, of 86.29% of the shares of Evergreen Emerging Markets Growth Fund, First Union may be deemed to "control" the Fund as that term is defined in the 1940 Act.

International Equity Fund
First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on January 31, 1997, of 85.03% of the shares of Evergreen International Equity Fund, First Union may be deemed to "control" the Fund as that term is defined in the 1940 Act.






                                    INVESTMENT ADVISERS
               (See also "Management of the Funds" in each Fund's Prospectus)

         The investment adviser of Global and Global Leaders is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Emerging Markets and International Equity is FUNB which provides investment advisory services through its Capital Management Group. Marvin & Palmer Associates, Inc. ("Marvin & Palmer") and Warburg, Pincus Counselors,

Inc. ("Warburg Pincus") are the sub-advisers for Emerging Markets and International Equity, respectively, under the terms of Sub- Advisory Agreements between FUNB and the respective sub-adviser. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer and Theodore J. Israel, Jr., Executive Vice President.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors' qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned an affiliate of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Global entered into a new investment advisory agreement with EAMC. EAMC also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser. Global and Global Leaders have also entered into a distribution agreement with Evergreen Keystone Distributor, Inc.(formerly known as Evergreen Funds Distributor, Inc.) (the "Distributor") an affiliate of BISYS Fund Services.

         The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued.

         Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders)as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each of the Funds for the three most recent fiscal periods, or the period from inception, reflected in its registration statement are set forth below:

                           Year Ended
GLOBAL LEADERS             10/31/96

Advisory Fee               $199,941
Waiver                     (138,323)

                           --------
Net Advisory Fee           $ 61,618
                           ==========

                                   One Month
GLOBAL            Year Ended       Ended             Year Ended
                  10/31/96         10/31/95          9/30/95
Advisory Fee      $580,089         $55,450           $869,965
Waiver            ( 37,319)          __                __
                  ---------        --------          --------
Net Advisory Fee  $542,770         $55,450           $869,965
                  ==========       ==========        ==========

Expense
 Reimbursement    $ 27,960         $8,469            $ 39,432
                  ---------        ----------        ---------


                                                 Period From
                                                 September 6, 1994
                                 Ten Months     (Commencement of
EMERGING          Year Ended     Ended          operations) through
MARKETS           10/31/96       10/31/95       12/31/94
Advisory Fee      $342,379       $130,542       $35,047

Waiver            (326,122)      (130,542)      ($35,047)
                  ---------      ---------      ----------
Net Advisory Fee
                  $ 16,257       $       0       $      0
                  ========        ========        ========
Expense
Reimbursement    $79,746           $63,492         $15,890
                 -------           --------        ---------


                                                      Period from
                                                      September 2, 1994
                                   Ten Months        (Commencement of
                  Year Ended       Ended             operations) through
                  10/31/96         10/31/95          12/31/94
INTERNATIONAL
EQUITY
Advisory Fee      $891,137          $299,412          $60,885

Waiver           (479,316)          (212,295)         ($44,928)
                 --------           ---------         --------
Net Advisory Fee  $411,821          $86,917           $15,957
                  =========         =========         =========
Expense
Reimbursement     $ 4,283           $24,528           $16,438
                  ---------         ---------         ---------

         Global changed its fiscal year end from September 30 to October 31, during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Global, the fiscal year ended September 30, 1995, the one month period ended October 31, 1995, and the fiscal year ended October 31, 1996.

         Emerging Markets and International Equity commenced operations on September 6, 1994 and September 2, 1994, respectively. Therefore, the first year's figures set forth in the table above reflect for Emerging Markets and International Equity investment advisory fees paid for the period from commencement of operations through December 31, 1994. Emerging Markets and International Equity then changed their fiscal year-end from December 31 to October 31 during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Emerging Markets and International Equity, the period from January 1, 1995 through October 31, 1995 and the fiscal year ended October 31, 1996.

         Global Leaders commenced operations on November 1, 1995. Therefore, the figures set forth above reflect for Global Leaders the investment advisory fee paid for the fiscal year ended October 31, 1996.

         Marvin & Palmer Associates, Inc. earned sub-advisory fees from Emerging Markets for the period from September 6, 1994 (commencement of operations) to December 31, 1994, the period from January 1, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996, of $23,133, $87,463, and $114,131, respectively. Boston International Advisers, Inc. earned sub-advisory fees from International Equity for the period from September 2, 1994 (commencement of operations) to December 31, 1994, the period from January 1, 1995 through October 31, 1995 and the period from November 1, 1995 through September 30, 1996, of $23,505, $116,844, and $247,367, respectively. Warburg, Pincus
Counselors, Inc., who was approved as the sub-adviser to the International Equity effective October 1, 1996, earned sub-advisory fees from International Equity for the period from October 1, 1996 through October 31, 1996 of $68,025. As a result of the appointment of Warburg and the consequent shift investment strategy, portfolio turnover for the most recent fiscal year was higher than might otherwise be anticipated.


Expense Limitations

          Each Adviser has in some instances voluntarily limited (and may in the future limit) expenses of certain of the Funds. For further information, refer to the expense information in the current Prospectus.


     The Investment Advisory Agreements and Sub-Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreement with respect to Global was approved by the Fund's shareholders on June 23, 1994, became effective on June 30, 1994, was last approved by the Trustees of the Evergreen Equity Trust on February 8, 1996, for a one year period beginning May 1, 1996, and it will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of the Evergreen Equity Trust including a majority of those Trustees who are not parties thereto or
"interested   persons"  (as  defined  in  the  1940  Act)  of  any  such  party,
("disinterested Trustees") cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of the Fund. The Investment Advisory Agreement with respect to Global Leaders was approved by the sole shareholder of Global Leaders on September 22, 1995. It became effective on September 29, 1995, and will continue in effect until September 29, 1997, and thereafter, from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of the Evergreen Equity Trust including a majority of the disinterested Trustees cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of the Fund. With respect to Emerging Markets and International Equity, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter, and the Sub-Advisory Agreement dated July 28, 1994, between Emerging Markets and Marvin and Palmer were last approved by the Trustees of Evergreen Investment Trust on February 8, 1996, for a one year period commencing May 1, 1996. The Sub-Advisory Agreement dated October 1, 1996 between International Equity and Warburg, Pincus was approved by the Trustees of Evergreen Investment Trust on August 1, 1996, for a two year period commencing September 30, 1996. Each Agreement will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees of Evergreen Investment Trust including a majority of disinterested Trustees cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.


         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-advisers) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser and sub-adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser and sub-adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser or sub-Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser and sub-adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

     Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset, FUNB or Keystone Investment Management Company ("Keystone"), a wholly-owned subsidiary & FUNB, act as investment adviser, or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone, Lieber, Marvin & Palmer or Warburg, Pincus. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period from September 6, 1994 (commencement of operations) to December 31, 1994, and from January 1, 1995 to July 7, 1995, Emerging Markets incurred $15,890 and $3,922, respectively in administrative service costs, all of which was voluntarily waived. From September 2, 1994 (commencement of operations) to December 31, 1994 and from January 1, 1995 to July 7, 1995, International Equity incurred $16,438 and $16,062, respectively in administrative service costs, all of which was voluntarily waived.

     Effective March 11, 1997, Evergreen Investment Services ("EKIS") will succeed Evergreen Asset in providing administrative services to each of the Funds, for a fee based on the average daily net assets of each fund administered by EKIS for which Evergreen Asset, Keystone or FUNB also serve as investment adviser, calculated daily and payable monthly at the following annual rates:
 .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and
 .010% on assets in excess of $30 billion. For the administrative services provided by Evergreen Asset from July 8, 1995 through October 31, 1995, Emerging Markets and International Equity incurred $1,980 and $8,466, respectively in administration service costs, all of which was voluntarily waived; and for the fiscal year ended October 31, 1996, Emerging Markets, International Equity and
Global  Leaders  incurred  $11,191,   $55,875  and  $8,409,   respectively,   in
administrative service costs.

billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset, Keystone or FUNB serve as investment adviser as of November 29, 1996 were approximately $28.8 billion. For the fiscal year ended February 28, 1997, Emerging Markets, International Equity and Global Leaders paid Evergreen Asset $6,786, $51,592, and $9,998, respectively in administration service fees.



                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund offering Class A, Class B and Class C shares for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of their Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "SEC") make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Global commenced offering Class A, Class B and Class C shares on January 3, 1995. The Plan with respect to the Fund became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of the Fund with respect to which a Plan was adopted on that date and by the unanimous voting vote of the Trustees of the Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreement between the Fund and the Distributor, pursuant to which distribution fees are paid under the Plan by the Fund with respect to its Class A,

Class B and Class C shares was also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

         Global Leaders commenced offering Class A, Class B and Class C shares on May 17, 1996. The Plan with respect to the Fund became effective on February 8, 1996 and was initially approved by the sole shareholder of each Class of shares of the Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of the Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on February 8, 1996. The Distribution Agreement between the Fund and the Distributor, pursuant to which distribution fees are paid under the Plan by the Fund with respect to its Class A, Class B and Class C shares was also approved at the February 8, 1996 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

            Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class, and, in either case, by a majority of the disinterested Trustees of the Trust.

         Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Emerging Markets and International Equity as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were approved on June 15, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Emerging Markets and International Equity have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Emerging Markets and International Equity, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.


         Emerging Markets incurred distributions fees on behalf of Class A, Class B, and Class C shares, respectively, of $505, $2,294, and $163, respectively, from September 6, 1994 (commencement of operations) through December 31, 1994; $2,083, $10,858, and $240, respectively, for the period January 1, 1995 through October 31, 1995 and $3,883, $19,319, and $493 respectively, for the fiscal year ended October 31, 1996.

         International Equity incurred distribution fees on behalf on Class A, Class B, and Class C shares, respectively, of $1,270, $8,718, and $281, respectively, from September 2, 1994 (commencement of operations) through December 31, 1994; $6,269, $40,874, and $1,422, respectively, for the period January 1, 1995 through October 31, 1995; and $14,674, $86,432, and $1,589, respectively, for the fiscal year ended October 31, 1996.

         Global incurred distribution fees on behalf of Class A, Class B, and Class C shares, of $165, $123, and $37, respectively, for the period February 10, 1995,

February 8, 1995, and February 9, 1995, respectively, (commencement of class operations) through September 30, 1995; $16, $73, and $4, respectively, for the period October 1, 1995 through October 31, 1995 and $2,800, $765 and $78, respectively for the fiscal year ended October 31, 1996.

         Global Leaders incurred distribution fees on behalf of Class A, Class B and Class C shares of $7,416, $64,024 and $837, respectively, for the period May 17, 1996 (commencement of class operations) through October 31, 1996.

Shareholder Services Plans - Emerging Markets and International Equity.

         Emerging Markets incurred shareholder services fees on behalf of Class B and Class C shares, of $975 and $54, respectively, from September 6, 1994
(commencement of operations) through December 31, 1994; $3,620 and $80, respectively, for the period January 1, 1995 through October 31, 1995, and $6,440 and $165, respectively, for the fiscal year ended October 31, 1996.

         International Equity incurred shareholder services fees on behalf of Classes B, and Class C shares, of $2,906 and $93, respectively, from September 2, 1994 (commencement of operations) through December 31, 1994; $13, 624 and $474, respectively, for the period January 1, 1995 through October 31, 1995 and $28,811 and $530, respectively, for the fiscal year ended October 31, 1996.

         Global incurred shareholder services fees pursuant to its Rule 12b-1 Plan, on behalf of Class B, and Class C shares, of $41, and $12, respectively, for the period February 10, 1995, February 8, 1995 and February 9, 1995, respectively, (commencement of class operations) through September 30, 1995; $24 and $2, respectively, for the period October 1, 1995 through October 31, 1995; and $255, and $26, respectively, for the fiscal year ended October 31, 1996.

         Global Leaders incurred shareholder service fees pursuant to its Rule 12b-1 Plan on behalf of Class B and Class C shares of $21,341 and $279, respectively, for the period from May 17, 1996 (commencement of class operations) through October 31, 1996.




                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser or, in the case of Emerging Markets and International Equity, the sub-advisers, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser or sub-advisers, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser or sub-advisers. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser or sub-advisers unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

         In selecting firms to effect securities transactions, the primary consideration of each Adviser or sub-adviser shall be prompt execution at the most favorable price. An Adviser or sub-adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser or sub-adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Adviser. The extent of receipt of these services would tend to reduce the expenses for which the Adviser, the sub-adviser or its affiliates might otherwise have paid.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the Securities and Exchange Commission, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to such Funds with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage
transactions  with  Lieber,  as  an  affiliated  broker-dealer,   are  fair  and
reasonable.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for Global and Global Leaders will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) the brokerage commissions paid by Global during its last three fiscal years and for Global Leaders for the period from November 1, 1995 (commencement of investment operations) through October 31, 1996; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:

                     Twelve Months   One Month   Twelve Months   Nine Months
GLOBAL               Ended 10/31/96  Ended       Ended           Ended
                                     10/31/95    9/30/95         9/30/94
Total Brokerage      $221,762       $8,314      $532,714          $917,989
Commissions
Dollar Amount and %  $ 40,808        $2,374      $106,123          $174,137
paid to Lieber             18%          29%          20%                19%
% of Transactions
Effected by Lieber         25%          36%          31%                33%

                                    Twelve Months
                                      Ended

GLOBAL LEADERS                      10/31/96

Total Brokerage                     $203,040
Commissions
Dollar Amount and %                 $ 54,074
paid to Lieber                           27%
% of Transactions
Effected by Lieber                        45%

           Global changed its fiscal year end from December 31 to September 30, and then from September 30 to October 31, during the periods covered by the forgoing table. Accordingly, the commissions reported in the foregoing table reflect for Global, the period from January 1, 1994 through September 30, 1994, the fiscal year ended September 30, 1995, the one month period ended October 31, 1995 and the fiscal year ended October 31, 1996.


         Emerging Markets and International Equity did not pay any commissions to Lieber. Emerging Markets paid commissions on brokerage commissions for the period from September 6, 1994 (commencement of operations) through December 31, 1994, the period from January 1, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996 of $41,532, $60,543, and $242,847, respectively. International Equity paid commissions on brokerage commissions for the period from September 2, 1994 (commencement of operations) through December 31, 1994,the period from January 1, 1995 through October 1, 1995 and the fiscal year ended October 31, 1996 of $16,438, $71,508, and $560,019, respectively.


       ADDITIONAL TAX INFORMATION  (See also "Taxes" in the Prospectus)


     Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

     Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

     Each Fund maintains accounts and calculates income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

         Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         Each Fund intends to meet for each taxable year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid if it is determined by its Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

         Each Fund may invest in certain entities that may qualify as "passive foreign investment companies". Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. In addition, gains from the sale of such investments held for less than three months will count toward the 30% of gross income test described above. Each Fund will take steps to minimize income taxes and interest charges arising form such investments, and will monitor such investments to insure that the Fund complies with the 30% of gross income test. Proposed tax regulations, if they become effective, will allow the Funds to mark to market and recognize gains on such investments at each Fund's taxable year end. The Funds would not be subject to income tax on these gains if they are distributed subject to these proposed rules.





                                      NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative ". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Emerging Market and International Equity shareholder service fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund.

The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.



                                      PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investments is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Alternative Purchase Arrangements

         Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B and Class C shares of Emerging Markets and International Equity are subject to a shareholder service fee, (III) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (IV) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B shares.

         Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by Evergreen Equity and Long-Term Bond Funds (i.e. Emerging Markets, International Equity, Global and Global Leaders) would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                Net     Per Share              Offering
                Asset   Sales                  Price
                Value   Charge      Date       Per Share

Emerging
Markets         $8.46   $.42        10/31/96   $8.88

International   $10.43   $.52       10/31/96   $10.95
Equity

Global          $12.28  $.61        10/31/96   $12.89

Global
Leaders        $11.91    $.59       10/31/96   $12.50

         Prior to January 3, 1995, shares of Global were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Fund or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

            Prior to May 17, 1996, shares of Global Leaders were offered exclusively on a no-load basis and, accordingly, no underwriting commissions have been paid in respect of sale of shares of the Fund or retained by the Distributor.

            The commissions on behalf of Emerging Markets and International Equity were paid to and retained by Federated Securities Corp, through July 7, 1995, which until such date was the principal underwriter of the portfolios of Evergreen Investment Trust. For the period from July 8, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996, commissions were paid to and amounts were retained by Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.) who effective July 7, 1995, became the principal underwriter of the portfolios of Evergreen Investment Trust:


                         Fiscal Year     Period From        Period From
                          Ended           July 7, 1995       January 1,
                          October 31,      to October 31,   1995 to July
                          1996             1995               6, 1995

Emerging Markets:
  Commissions Received     $12,924         $4,835               $3,194
  Commissions Retained       1,307            561                  388



                          Fiscal Year       Period From       Period From
                          Ended             July 7, 1995      January 1,
                          October 31,       To October 31,    1995 to July
                          1996              1995              6, 1995

International Equity:
  Commissions Received    $40,927           $24,198             $12,195
  Commissions Retained      6,190           2,958                 1,470


         With respect to Global, the following commissions were paid to and amounts were retained by Evergreen Keystone Distributor, Inc. for the period from February 10, 1995, February 8, 1995 and February 9, 1995 (the commencement of operations of Class A, Class B and Class C shares, respectively) through October 31, 1995, and the fiscal year ended October 31, 1996:

                          Fiscal Year        Period from         Period from
                          Ended              February 10, 1995   October 1, 1995
                          October 31, 1996   to September 30,    to October 31,
                                             1995                1995

Global
  Commissions Received   $5,823                 $47               $514
  Commissions Retained      664                   6                 59



                                    Period from
                                    June 3, 1996 to
                                    October 31, 1996

Global Leaders
  Commissions Received              $221,285
  Commissions Retained                23,449

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more of the Evergreen Keystone mutual funds other than money market funds into a single
"purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone mutual fund. Currently, the Evergreen Keystone mutual funds include:


   Evergreen Trust:
        Evergreen Fund
        Evergreen Aggressive Growth Fund

   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund) The Evergreen American Retirement Trust:
        Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust:
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust:
        Evergreen Emerging Markets Growth Fund
        Evergreen International  Equity Fund
        Evergreen  Balanced Fund Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen  Short-Intermediate Bond Fund
        Evergreen U.S.  Government  Fund
        Evergreen  Florida  Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen  South  Carolina   Municipal  Bond  Fund
        Evergreen   Virginia Municipal  Bond  Fund
        Evergreen  High  Grade  Tax Free  Fund
        Evergreen Treasury Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax-Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
           Evergreen VA Global Leaders Fund
           Evergreen VA Strategic Income Fund
           Evergreen VA Aggressive Growth Fund

Keystone  America  Hartwell  Emerging  Growth  Fund
Keystone  Balanced  Fund II
Keystone  Capital  Preservation  and Income Fund
Keystone  Emerging Markets Fund
Keystone  Fund for Total Return
Keystone Fund of the Americas
Keystone  Global Opportunities  Fund
Keystone  Global  Resources and  Development  Fund
Keystone Government  Securities Fund
Keystone Intermediate Term Bond Fund
Keystone Liquid Trust
Keystone  Omega Fund
Keystone Small Company Growth Fund II
Keystone State Tax Free Fund:
         Florida Tax Free Fund
         Massachusetts Tax Free Fund
         Pennsylvania Tax Free Fund
         New York Insured Tax Free Fund
Keystone State Tax Free Fund- Series II:
         California Insured Tax Free Fund
         Missouri Tax Free Fund
Keystone Strategic Income Fund
Keystone Tax Free Income Fund
Keystone World Bond Fund
Keystone  Quality  Bond Fund (B-1)
Keystone  Diversified  Bond Fund (B-2)
Keystone  High  Income Bond Fund (B-4)
Keystone  Balanced  Fund (K-1)
Keystone Strategic  Growth  Fund (K-2)
Keystone  Growth and Income  Fund (S-1)
Keystone Mid-Cap Growth Fund (S-3)
Keystone Small Company Growth Fund (S-4)
Keystone Institutional Adjustable Rate Fund
Keystone Institutional Trust
Keystone International Fund Inc.
Keystone Precious Metals Holdings, Inc.
Keystone Tax Free Fund


         Prospectuses for the Evergreen Keystone mutual funds may be obtained without charge by contacting the Distributor or the Advisers at the address or telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)  the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone mutual fund held by the investor;
                           and

                  (iii) the net asset value of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


         For example, if an investor owned Class A, Class B or Class C shares of an Evergreen Keystone mutual fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of any Evergreen Equity or Long-Term Bond Fund (i.e., Emerging Markets, International Equity, Global and Global Leaders) would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen Keystone mutual fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B, or Class C shares of the Fund or any other Evergreen mutual fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone mutual funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen Keystone mutual fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Equity or Long-Term Bond Fund (i.e., Emerging Markets, International Equity, Global and Global Leaders) on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Share Purchase Application. Current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional

Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; or their affiliate 0.9 Keystone, officers, directors and present or retired, full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.


Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder service fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder services fee)for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder service fee) enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Emerging Markets and International Equity, shareholder service fees) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.



                            GENERAL INFORMATION ABOUT THE FUNDS

(See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

     The Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund, which prior to July 7, 1995 were known as the First Union Emerging Markets Growth Portfolio and First Union International Equity Portfolio, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. Evergreen Global Real Estate Equity Fund and Evergreen Global Leaders Fund are each separate series of Evergreen Equity Trust, a Massachusetts business trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts". Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

        Emerging Markets, International Equity, Global and Global Leaders may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect

100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional classes of shares other than those described herein, no further relief from the SEC would be required.


Distributor

         Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.)(the "Distributor"), 120 Clove Road, Little Falls, New Jersey 07424, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of the Funds.






                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         The shares of Global outstanding prior to January 3, 1995, have been reclassified as Class Y shares. Set forth in the table below is the average annual compounded total return for each Class of shares offered by Global, Global Leaders, Emerging Markets and International Equity for the most recently completed one and five year fiscal periods and/or the period from inception through October 31, 1996.


                                             From
Global          1 Year     5 Years         2/1/89
                 Ended       Ended     (inception)
              10/31/96    10/31/96    to 10/31/96
Class A        6.0%          8.34%          4.04%
Class B        5.3%          8.09%          3.89%
Class C        5.3%          8.09%          3.89%
Class Y        6.2%          8.39%          4.08%


Emerging        One Year     From 9/6/94

Markets         Ended         (inception)
                10/31/96      to 10/31/96

Class A         2.6%          (9.3%)
Class B         1.9%          (9.2%)
Class C         5.9%          (7.9%)
Class Y         7.9%          (7.0%)



International   One Year     From 9/6/94
Equity          Ended        (inception)
                10/31/96     to 10/31/96

Class A         4.7%         0.2%
Class B         4.1%         0.5%
Class C         8.3%         1.9%
Class Y        10.3%         2.7%


Global Leaders    From 11/1/95
                  (Inception)to
                  10/31/96

Class A           5.5%
Class B           5.1%
Class C           5.0%
Class Y           19.6%

         The performance numbers for Global and Global Leaders for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate.

The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                                      cd

Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum  offering price per share on the last day of the period

          Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of Global, Global Leaders, Emerging Markets and International Equity for the thirty-day period ended October 31, 1996 for each Class of shares offered by the Funds, is set forth in the table below:


Global
  Class A     .24%
  Class B    (.46%)
  Class C    (.50%)

  Class Y     .49%

Emerging Markets
  Class A         ( .48%)
  Class B         (1.28%)
  Class C         (1.29%)
  Class Y         ( .25%)



International Equity Class A 1.95% Class B 1.31% Class C 1.30% Class Y 2.29%

Global Leaders
  Class A          .36%
  Class B         (.34%)
  Class C         (.34%)
  Class Y          .62%


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         All shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the 1933 Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


                             FINANCIAL STATEMENTS

         Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.




APPENDIX "A"


DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk,
                                                                   64
which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                          SUPPLEMENT TO THE STATEMENTS
                          OF ADDITIONAL INFORMATION OF

Evergreen Aggressive Growth Fund, Evergreen American Retirement Fund, Evergreen Emerging Markets Growth Fund, Evergreen Florida High Income Municipal Bond Fund,
  Evergreen Foundation Fund, Evergreen Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Global Leaders Fund, Evergreen Growth and Income Fund, Evergreen
     High Grade Tax Free Fund, Evergreen Income and Growth Fund, Evergreen Intermediate Term Government Securities Fund, Evergreen International Equity Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Tax
 Exempt Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Micro Cap Fund, Evergreen Money Market Fund, Evergreen North Carolina
     Municipal Bond Fund, Evergreen Short-Intermediate Bond Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Small Cap Equity Income Fund,
Evergreen South Carolina Municipal Bond Fund, Evergreen Tax Strategic Foundation
 Fund, Evergreen U.S. Government Fund, Evergreen Utility Fund, Evergreen Value Fund, Evergreen Virginia Municipal Bond Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Strategic Income Fund, Evergreen California Tax
 Free Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen Pennsylvania Tax Free Fund,
  Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone Quality Bond Fund (B-1), Keystone Small
   Company Growth Fund (S-4), Keystone Strategic Growth Fund (K- 2), Keystone Growth and Income Fund (S-1), Evergreen Select Adjustable Rate Fund, Evergreen
  Select Small Cap Growth Fund, Keystone International Fund, Keystone Precious Metals Holdings, and Keystone Tax Free Fund (each a "Fund" and, collectively, the "Funds")

         The Statements of Additional Information of each of the Funds are hereby supplemented as follows:

STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each of the above Funds, except Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone Small Company Growth Fund (S-4), and Keystone Tax Free Fund, has adopted the following standardized fundamental investment restrictions. These restrictions may be changed only by a vote of Fund shareholders.

1.       Diversification of Investments

         The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940.

2. Concentration of a Fund's Assets in a Particular Industry. ([All Funds other than those listed below.)

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).

         For Evergreen Utility Fund

         The Fund will concentrate its investments in the utilities industry.

         For Keystone Precious Metals Holdings

         The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

3.       Issuance of Senior Securities

         Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

4.       Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

5.       Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

6.       Investment in Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

7.       Commodities

         The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

9.       Investment in Federally Tax Exempt Securities

         The  following  Funds  have  also  adopted a  standardized  fundamental
investment   restriction  in  regard  to  investments  in  federally  tax-exempt securities:

Evergreen Tax Strategic Foundation Fund                       Evergreen High Grade Tax Free Fund
Evergreen Georgia Municipal Bond Fund                         Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund                  Evergreen Virginia Municipal Bond Fund
Evergreen New York Tax Free Fund                              Evergreen Massachusetts Tax Free Fund
Evergreen California Tax Free Fund                            Evergreen Pennsylvania Tax Free Fund
Evergreen Institutional Tax Exempt Money Market Fund          Evergreen Missouri Tax Free Fund
Evergreen Short-Intermediate Municipal Fund


         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

ELIMINATION OF CERTAIN NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The nonfundamental investment restrictions described below have been eliminated by each Fund listed under such restriction:

1.       PROHIBITION ON INVESTMENT IN UNSEASONED ISSUERS

         Evergreen  Fund,  Growth and  Income  Fund,  Income  and  Growth  Fund,
         American   Retirement  Fund,  Money  Market  Fund,   Short-Intermediate
         Municipal  Fund,  Growth and Income  Fund (S-1),  Omega Fund,  Precious
         Metals Holding, Strategic Growth Fund (K- 2), High Income Bond Fund (B-4), Capital Preservation and Income Fund, Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, International Fund


2. PROHIBITION ON INVESTMENT IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

         Evergreen Fund, Growth and Income Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Emerging Markets Growth Fund, International Equity Fund, Global Leaders Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, Growth and Income Fund (S-1), Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Fund for Total Return, International Fund

3. PROHIBITION ON INVESTMENT IN COMPANIES IN WHICH TRUSTEES OR OFFICERS OF THE FUNDS ALSO HOLD SHARES ABOVE CERTAIN PERCENTAGE LEVELS

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Short-Intermediate Municipal Fund, Precious Metals Holdings, Inc.

4. Prohibition on Investment of More Than 5% of a Fund's Net Assets in Warrants, With No More Than 2% of Net Assets Being Invested in Warrants That Are Listed NEW YORK NOR AMERICAN STOCK EXCHANGES

         Evergreen  Fund,  MicroCap  Fund,  Growth and Income  Fund,  Income and
         Growth   Fund,    Foundation    Fund,    American    Retirement   Fund,
         Short-Intermediate Municipal Fund

5. PROHIBITION ON INVESTMENT IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

         Evergreen Fund, MicroCap Fund, Aggressive Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, High Grade Tax Free Fund, Precious Metals Holdings, Inc.

6.       PROHIBITION ON JOINT TRADING ACCOUNTS

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Foundation Fund, American Retirement Fund, Florida High Income Municipal Bond Fund

7. PROHIBITION ON INVESTMENT IN OTHER INVESTMENT COMPANIES. [Note: The Funds may invest in such companies to the extent permitted by the Investment Company Act of 1940 and the rules thereunder.]

         Growth and Income Fund,  Utility  Fund,  Small Cap Equity  Income Fund,
         Income and Growth Fund, Value Fund, Short-Intermediate Bond Fund, Intermediate Term Government Securities Fund, Foundation Fund, Tax Strategic Foundation Fund, American Retirement Fund, High Grade Tax Free Fund, Growth and Income Fund (S-1), Omega Fund, Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, Global Opportunities Fund, International Fund, Massachusetts Tax Free Fund, New York Tax Free Fund, Pennsylvania Tax Free Fund, California Tax Free Fund and Missouri Tax Free Fund.

RECLASSIFICATION OF ALL OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS

All investment restrictions other than those described above as having been standardized or eliminated have been reclassified from fundamental to nonfundamental and, as, such, may be changed by the Funds' Boards of Trustees at any time without a shareholder vote.

TRUSTEES

         The Trustees and executive officers of each Trust, their ages, and their principal occupations during the last five years are shown below:

         JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

         RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC- Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

         MICHAEL S. SCOFIELD (53), 212 S. Tryon Street, Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

         GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC - Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

         THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC - Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President - Finance and Resources, Rexham Corporation from 1979 to 1990.

         WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC - Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

         LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL - Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

         CHARLES A. AUSTIN III (61), Trustee. Investment counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

         K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

         LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

         DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DMR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and
         Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

         RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen Group of Mutual Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of
         Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford YMCA; former Director; Executive Vice President, and Vice Chairman of The Travelers Corporation.

EXECUTIVE OFFICERS

         JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY - President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

         GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH - Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

         The officers of the Trusts are officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Distributor, Inc. ("EDI"), the distributor of each class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any class of shares of any of the Funds as of November 30, 1997.

DISTRIBUTION PLANS

The following is added to the disclosure under the caption "Distribution Plan"

Class A and B shares are made available to employer-sponsored retirement or savings plans ("Plans") without a sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

The following is added to the Statement of Additional Information of each of Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone International Fund, Keystone Precious Metals Holdings, Keystone Quality Bond Fund (B-1), Keystone Small Company Growth Fund (S-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1) and Keystone Tax Free Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Funds' distributor, broker-dealers that have entered into special agreements with the Funds' distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Purchase Alternatives

         CLASS A SHARES

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

         CLASS B SHARES

         The Funds offer Class B shares at net asset value (without a front-end load). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 72 months after the month of your purchase. The Funds will charge CDSCs at the following rate:

REDEMPTION TIMING                                                    CDSC RATE


Month of purchase and the first twelve-month
         period following the month of purchase..........................5.00%
Second twelve-month period following the month of purchase...............4.00%
Third twelve-month period following the month of purchase................3.00%
Fourth twelve-month period following the month of purchase...............3.00%
Fifth twelve-month period following the month of purchase................2.00%
Sixth twelve-month period following the month of purchase................1.00%
Thereafter...............................................................0.00%

Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

         CLASS C SHARES

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Funds offer Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Funds will charge a

CDSC of 1.00% on shares  you   redeem  within 12-months after the  month of your
purchase.  See "Contingent Deferred Sales Charge" below.

         CLASS Y SHARES

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of the Capital Management Group of First Union National Bank ("FUNB"), Evergreen Asset, Keystone Investment Management Company, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Contingent Deferred Sales Charge

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class a Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

         COMBINED PURCHASES

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

         RIGHTS OF ACCUMULATION

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         LETTER OF INTENT

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Shares That Are Not Subject to a Sales Charge or CDSC

         WAIVER OF SALES CHARGES

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchases of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, Evergreen Distributor, Inc., any broker-dealer with whom Evergreen Distributor, Inc., has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

         WAIVER OF CDSCS

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the account of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.00% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW THE FUNDS VALUE SHARES

How and When a Fund Calculates its Net Asset Value per Share ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the Prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

How a Fund Values the Securities it Owns

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


December 22, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                          BLANCHARD GLOBAL GROWTH FUND
                            FEDERATED INVESTORS TOWER
                            PITTSBURGH, PA 15222-3779



This Statement is not a prospectus but should be read in conjunction with the current prospectus dated November 30, 1997 (the "Prospectus"), pursuant to which Blanchard Global Growth Fund (the "FUND") is offered. Please retain this document for future reference.


To obtain the Prospectus please call the FUND at 1-800-829-3863.


TABLE OF CONTENTS                           Page

Investment Objective and Policies                     2
Investment Restrictions                              13
Portfolio Transactions                               15
Computation of Net Asset Value                       16
Performance Information                              17
Additional Purchase and Redemption Information       18
Tax Matters                                          18
Blanchard Funds Management                           24
Management Services                                  28
Portfolio Management Services                        28
Custodian                                            29
Administrative Services                              29
Distribution Plan                                    29
Description of the FUND                              30
Shareholder Reports                                  31
Appendix A                                         A-32

Manager
Virtus Capital Management, Inc.

Portfolio Adviser
Mellon Capital Management Corporation

Distributor
Federated Securities Corp.

Custodian
Signet Trust Company

Transfer Agent
Federated Shareholder Services Company

Independent Accountants
Deloitte & Touche LLP

Dated:  November 30, 1997

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the FUND are set forth in the FUND's Prospectus which refers to the following investment strategies and additional information:

Options and Futures Strategies

         Through the writing and purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Mellon Capital Management Corporation ("MCM") may at times seek to hedge against a decline in the value of securities included in the FUND's portfolio or an increase in the price of securities which it plans to purchase for the FUND or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce the FUND's current return.

         The ability of the FUND to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, U.S. Government securities and foreign currencies are relatively new and still developing. Although a FUND will not enter into an option or futures position unless a liquid secondary market exists for such option or futures contract is believed by FUND management to exist. There is no assurance that the FUND will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the FUND purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the FUND or decreases in the prices of securities the FUND intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the FUND will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the FUND's ability to engage in options and futures transactions may be limited by tax considerations. Although the FUND will only engage in options and futures transactions for limited purposes, it will involve certain risks which are described in the Prospectus. The FUND will not engage in options and futures transactions for leveraging purposes.

Writing Covered Options on Securities

         The FUND may write covered call options and covered put options on optionable securities (stocks, bonds, foreign exchange, related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective. Call options written by the FUND give the holder the right to buy the underlying securities from the FUND at a stated exercise price; put options give the holder the right to sell the underlying security to the FUND at a stated price.

         The FUND may write only covered options, which means that, so long as the FUND is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the FUND will maintain, in a segregated account, cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities or will hold a purchased put option with a higher strike price than the put written. The FUND may also write combinations of covered puts and calls on the same underlying security.

         The FUND will receive a premium from writing a put or call option, which increases the FUND's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the FUND limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the FUND assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its market value at the time it is exercised resulting in a potential capital loss if the purchase price is greater than the underlying securities current market value minus the amount of the premium received, unless the security subsequently appreciates in value.

         The FUND may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The FUND will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the FUND.

         Options written by the FUND will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market price of the underlying securities at the times the options are written. The FUND may engage in buy-and-write transactions in which the FUND simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, the FUND's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the FUND for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, the FUND's gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the FUND may or may not realize a loss.

         To the extent that a secondary market is available on the Exchanges, the covered call option writer may liquidate his position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Purchasing Put and Call Options on Securities

         The FUND may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the FUND, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the FUND will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

         The FUND may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the FUND, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the FUND will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

         The FUND may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.
No physical delivery of securities is made.

         If MCM, the FUND's portfolio adviser, expects general stock market prices to rise, they might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices on particular equity securities they want ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be bought may also increase, but that increase would be offset in part by the increase in the value of the FUND's index option or futures contract resulting from the increase in the index. If, on the other hand, MCM expects general stock market prices to decline, the value of some or all of the equity securities in the FUND's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the FUND's position in put options acquired as a hedge against a potential decline.

Purchase and Sale of Interest Rate Futures

         The FUND may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         The FUND may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The FUND does not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the FUND will purchase securities upon termination of the futures contract.

         The FUND may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the FUND will fall, thus reducing the net asset value of the FUND. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to the FUND in the form of dealer spreads and brokerage commissions.

         The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the FUND's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the FUND's investments which are being hedged. While the FUND will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

         The FUND may purchase and write call and put options on stock index and interest rate futures contracts. The FUND may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the FUND may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the FUND intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

         In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the FUND may buy or sell foreign currencies or may deal in forward currency contracts. The FUND may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, the FUND may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, the FUND may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the FUND intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the FUND will be covered.

         A currency futures contract sale creates an obligation by the FUND, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the FUND, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

         The FUND will write (sell) only covered put and call options on currency futures. This means that the FUND will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. The FUND will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the FUND in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the FUND falls below 100% of the market value of the call written by the FUND, the FUND will so segregate an amount of cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. Alternatively, the FUND may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the FUND. In the case of put options on currency futures written by the FUND, the FUND will hold the aggregate exercise price in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the FUND in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the FUND falls below 100% of the market value of the put options written by the FUND, the FUND will so segregate an amount of cash, Treasury bills or other high-grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, the FUND reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, the FUND will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities generally equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Options on Foreign Currencies

         The FUND may purchase and write options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the FUND may purchase put options on the foreign currency. If the value of the currency does decline, the FUND will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the FUND may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the FUND deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the FUND could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Also, where the FUND anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the FUND could write a put option on the relevant currency which, if the currency moves in the manner projected, will expire unexercised and allow the FUND to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the FUND would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the FUND also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The FUND intends to write covered call options on foreign currencies. A call option written on a foreign currency by the FUND is "covered" if the FUND owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the FUND's custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the FUND has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the FUND in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its custodian or with a designated sub-custodian.

Mortgage and Asset-Backed Securities

         Subject to the approval of the Board of Trustees of the FUND, the FUND may invest in foreign mortgage-backed and asset-backed securities. The FUND will only purchase mortgage-backed and asset-backed securities which, in its opinion, equate generally to U.S. standards of "investment grade" obligations.

         Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities and collateralized mortgage obligations. The yield and credit characteristics of mortgage-backed securities differ in a number of respects from traditional debt securities.

         Asset-backed securities have similar structural characteristics to mortgage-backed securities. However, the underlying assets are not mortgage loans or interests in mortgage loans but include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreement.

Repurchase Agreements

         Repurchase agreements are transactions by which the FUND purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the FUND in connection with bankruptcy proceedings) it is the policy of the FUND to limit repurchase agreements to those member banks of the Federal Reserve System and primary dealers in U.S. Government securities who are believed by the FUND's Trustees to present minimum credit risk. Repurchase agreements maturing in more than seven days are considered, for the purposes of the FUND's investment restrictions, to be illiquid securities. No more than 10% of the FUND's net assets may be held in illiquid securities (see "Investment Restrictions").

Forward Foreign Currency Exchange Contracts

         The value of the assets of the Foreign Securities, Precious Metals Securities and Bullion, Emerging Markets and Foreign Fixed Income Securities investment sectors of the FUND as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the FUND may incur costs in connection with conversions between various currencies.

         The FUND may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the FUND from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The FUND may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the FUND believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the FUND's securities denominated in such foreign currency, or when the FUND believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the FUND may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated ("cross-hedge"). If the FUND enters into a position hedging transaction, cash not available for investment or U.S. Government Securities or other high quality debt securities will be placed in a segregated account in an amount sufficient to cover the FUND's net liability under such hedging transactions. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the FUND's commitment with respect to its position hedging transactions. As an alternative to maintaining all or part of the separate account, the FUND may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the FUND may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices would result in lower overall performance for the FUND than if it had not entered into such contracts.

         While the pursuit of foreign currency gain is not a primary objective of the FUND, the FUND may, from time to time, hold foreign currency to realize such gains. (These gains constitute non-qualifying income that is subject to the 10% limitation with respect to the "Income Requirements" of Subchapter M of the Internal Revenue Code of 1986, as amended, which is discussed herein under "Dividends, Capital Gains Distributions and Tax Matters".)

         The FUND will enter into forward foreign currency exchange contracts as described hereafter. When the FUND enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar cost or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the FUND will be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         When MCM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the FUND's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall strategies. However, the Trustees of the FUND believe that it is important to have the flexibility to enter into such forward contracts when MCM determines that the best interests of the FUND will be served.

         Generally, the FUND will not enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, the FUND may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the FUND to purchase, on the same maturity date, the same amount of foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the FUND to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the FUND is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the FUND is obligated to deliver.

         If the FUND retains the portfolio security and engages in an offsetting transaction, the FUND will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the FUND engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the FUND enters into an offsetting contract for the purchase of the foreign currency, the FUND will realize a gain to the extent the price of the currency the FUND has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the FUND will suffer a loss to the extent the price of the currency the FUND has agreed to purchase exceeds the price of the currency the FUND has agreed to sell.

         The FUND's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the FUND is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sector Managers. It also should be realized that this method of protecting the value of the FUND's portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

         The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         In addition, futures contracts in which the FUND may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as "daily price fluctuation limits" or "daily limits." During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent the FUND from promptly liquidating unfavorable positions and adversely affect operations and profitability.

         Options on foreign currencies and forward foreign currency exchange contracts ("forward contracts") are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") and are not regulated by the SEC. Rather, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the FUND to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the FUND's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Illiquid Securities

         The FUND has adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The FUND will not invest in illiquid securities if immediately after such investment more than 10% of the FUND's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by the FUND over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, the FUND may invest up to 10% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering". Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. FUND management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         FUND management will monitor the liquidity of restricted securities in the FUND's portfolio under the supervision of the FUND's Trustees. In reaching liquidity decision, FUND management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Regulatory Matters

         In connection with its proposed futures and options transactions, the FUND has filed with the Commodity Futures Trading commission ("CFTC") a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The FUND has represented in its notice of eligibility that:

         (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the FUND's assets; and

         (ii) with respect to each futures contract purchased or long position in an option contract, the FUND will set aside in a segregated account cash or cash equivalents in an amount equal to the market value of such contracts less the initial margin deposit.

         The Staff of Securities and Exchange Commission ("Commission") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

         (i) sells futures contracts to offset expected declines in the value of the investment company's portfolio securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the portfolio securities vis a vis the futures contracts);

         (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities
                    which   correlate  with  the  underlying   stock  index,  or
                    otherwise;

         (iii) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

         (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

         The FUND will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Additional Information Regarding Precious Metals and Precious Metals Securities

         The  production  and  marketing  of gold  and  precious  metals  may be
affected  by  the  action  of  certain   governments  and  changes  in  existing
governments. For example, the mining of gold is highly concentrated in a few countries. In current order of magnitude of production of gold bullion, the five largest producers of gold are the Republic of South Africa, certain republics of the former Soviet Union, Canada, Brazil and the United States. Economic and political conditions prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. It is expected that a majority of gold mining companies in which the FUND will invest will be located within the United States and Canada.

         Prices of Precious Metals Securities can be volatile and tend to experience greater volatility than the prices of physical precious metals. This is due to the fact that the costs of mining precious metals remain relatively fixed, so that an increase or decrease in the price of precious metals has a direct and greater than proportional effect on the profitability of precious metals mining companies. Investments tied to precious metals characteristically involve high risk because of precious metals' price volatility. The price of precious metals is affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. During periods of rising precious metals prices, the FUND will tend to emphasize investments in Precious Metals Securities.

         Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments.

Investments in Emerging Countries

         The Emerging Markets sector of the FUND may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of Depository Receipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depository Receipts"). Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts.

         Investing in emerging country securities involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital invested in emerging countries, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries are not equivalent to U.S. standards and, therefore, disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States.

Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Interest and dividends paid on securities held by the FUND and gains from the disposition of such securities may be subject to withholding taxes imposed by emerging market countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries; however, securities traded in such markets often have provided higher rates of return to investors. VCM believes that these characteristics may be expected to continue in the future.

Portfolio Turnover

         Generally, the FUND's portfolio turnover rate is not expected to exceed 100%. A 100% portfolio turnover rate would occur if 100% of the securities owned by the FUND were sold and either repurchased or replaced by it within one year. However, the FUND may experience a temporary increase in portfolio turnover and incur some additional transaction costs as a result of the restructuring approved by the FUND's shareholders on January 15, 1992 as the new portfolio managers invest FUND assets transferred to their management. The FUND's portfolio turnover rate is, generally, the percentage computed by dividing the lesser of FUND's purchases or sales exclusive of short-term securities and bullion, by the average value of the FUND's total investments exclusive of short-term securities and bullion. The portfolio turnover rate for the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996 was 49% and 47%, respectivley. The portfolio turnover rates for the fiscal years ended April 30, 1996 and 1995, were 91% and 221%, respectively. The FUND's portfolio's turnover rate for the fiscal year ended April 30, 1995, was higher than normal due to volatile foreign markets. High Portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. Shareholders are taxed on any such net gains at ordinary income rates. Because any capital gains realized would be distributed to shareholders at year-end, shareholders should consider the impact of such distributions on their own tax position.

                             INVESTMENT RESTRICTIONS

         Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the outstanding shares of the FUND. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the FUND means, respectively, the vote of the lesser of (i) 67% or more of the shares of the FUND present at a meeting, if the holders of more than 50% of the outstanding shares of the FUND are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the FUND. The following are the FUND's investment restrictions set forth in their entirety.

         1. As a non-diversified management investment company, the FUND has the following restrictions: (a) with respect to 50% of the FUND's total assets, the FUND may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the U.S. Government, its agencies and instrumentalities) and (b) with respect to the other 50% of the FUND's total assets, the FUND may not invest more than 25% of the market value of its total assets in a single issuer (except the securities of the U.S. Government, its agencies and instrumentalities). These two restrictions, hypothetically, could give rise to the FUND having as few as twelve issuers.

         2. The FUND will not purchase a security if, as a result: (a) it would own more than 10% of any class or of the outstanding voting securities of any single company; (b) more than 5% of its total assets would be invested in the securities of companies (including predecessors) that have been in continuous operation for less than 3 years; (c) more than 25% of its total assets would be concentrated in companies within any one industry as such industries are defined in the SIC/SEC Industries Code; or (d) more than 5% of total assets would be invested in warrants or rights.

         3. The FUND may borrow money from a bank solely for temporary or emergency purposes (but not in an amount equal to more than 10% of the market value of its total assets). The FUND will not purchase additional securities while borrowing is in excess of 5% of the market value of its total assets.

         4.       The FUND will not make loans of money or securities other than
                  (a) through the purchase of publicly distributed debt securities in accordance with its investment objective and (b) through repurchase agreements.

         5. The FUND may not invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities.

         6. The FUND may not knowingly purchase or otherwise acquire securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market if, as a result thereof, more than 10% of the net assets of the FUND (taken at market value) would be invested in such securities, including repurchase agreements in excess of 7 days.

         7. The FUND may not pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by Restriction 3 above, the FUND may pledge securities having a value at the time of pledge not exceeding 10% of the market value of the FUND's total assets.

         8. The FUND may not purchase or sell commodity contracts, except for stock, bond, currency and other financial futures contracts. (see "Investment Objective and Policies- Forward Foreign currency Exchange Contracts").

         9. The FUND may not buy or sell any securities or other property on margin, except for such short term credits as are necessary for the clearance of transactions, and except for margin payments in connection with the use of stock, bond, currency and other financial futures contracts; and the FUND may not engage in short sales.

         10. The FUND may not invest in companies for the purpose of exercising control or management.

         11. The FUND may not underwrite securities issued by others except to the extent that the FUND may be deemed an underwriter when purchasing or selling portfolio securities.

         12. The FUND may not purchase or retain securities of any issuer (other than the shares of the FUND) if to the FUND's knowledge, those officers and Trustees of the FUND and the officers and directors of VCM, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         13. The FUND may not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

         14. The FUND may not invest directly in oil, gas, or other mineral exploration or development programs; provided, however, that if consistent with the objective of the FUND, the FUND may purchase securities of issuers whose principal business activities fall within such areas.

         15.      The FUND may not issue senior securities.

         In order to permit the sale of shares of the FUND in certain states, the FUND may make commitments more restrictive than the restrictions described above. Should the FUND determine that any such commitment is no longer in the best interests of the FUND and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved. Pursuant to one such commitment, the Trust has agreed that the FUND will not: (1) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the FUND's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges; and (2) make direct investments in oil, gas or other mineral leases.

         Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                             PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the FUND by MCM subject to the supervision of VCM and the Trustees and pursuant to authority contained in the Investment Advisory Contract and the Sub-Advisory Agreement between the FUND and VCM and VCM and MCM. In selecting such brokers of dealers, MCM will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

         In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the FUND or to MCM for the FUND's use. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the FUND or to MCM. Such allocation shall be in such amounts as VCM shall determine and MCM shall report regularly to VCM who will in turn report to the Trustees on the allocation of brokerage for such services. The Trustees must determine that such services are reasonable and necessary to the FUND's normal operations.

         The receipt of research from broker-dealers may be useful to MCM in rendering investment management services to their other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of MCMs' other clients may be useful to MCM in carrying out their obligations to the FUND.

         MCM is authorized, subject to its best efforts to obtain best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the FUND and are authorized to use Federated Securities Corp. (the "Distributor"), and MCM or its affiliated broker-dealers on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the Counter market. Any profits resulting from brokerage commissions earned by the Distributor as a result of FUND transactions will accrue to the benefit of the shareholders of the Distributor who are shareholders of VCM. The Investment Advisory Contract does not provided for any reduction in the advisory fee as a result of profits resulting from brokerage commissions effected through the Distributor. In addition, the Sub-Advisory Agreement between VCM and MCM does not provide for any reduction in the advisory fee as a result of profits resulting from brokerage commissions effected through MCM or its affiliated brokerage firms.

         The Trustees have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the Investment Company Act of 1940 (the "1940 Act") which requires that the commissions paid the Distributor or to MCM or its affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require VCM to furnish reports to the Trustees and to maintain records in connection with such reviews.

         Brokers or dealers who execute portfolio transactions on behalf of the FUND may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions; provided, VCM determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or VCM's overall responsibilities to the FUND. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND incurred brokerage commission expenses of $39,451 and $43,997, respectively, from the purchase and sale of portfolio securities none of which was paid to Shufro, Rose & Ehrman, a Former Sector Manager of the FUND. For the years ended April 30, 1996, 1995 and 1994, the FUND incurred brokerage commission expenses of $166,428, $488,175 and $583,706, respectively, from the purchase and sale of portfolio securities, of which $40,660, $173,599 and $121,292, respectively, or approximately 24%, 36% and 21%, respectively, was paid to Shufro, Rose & Ehrman, a Sector Manager of the FUND, for effecting 10%, 46% and 27%, respectively, of the FUND's aggregate dollar amount of transactions involving the payment of commissions. Shufro, Rose & Ehrman operates under standards which would allow it to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction which is executed on the New York or

American Stock Exchanges. Moreover, in effecting portfolio transactions through Shufro, Rose & Ehrman, the cost of the brokerage commissions to the FUND in some cases is less than that available from unaffiliated brokers. The reliability of Shufro, Rose & Ehrman and the value of its expected contribution to the FUND, viewed either in terms of a particular transaction or the portfolio manager's overall responsibilities to the FUND, is also taken into consideration in selecting Shufro, Rose & Ehrman to serve as the FUND's broker.

         It may happen that the same security will be held by other clients of VCM or of the portfolio managers. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by VCM to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the FUND is concerned. In other cases, however, the ability of the FUND to participate in volume transactions will produce better executions for the FUND.

                         COMPUTATION OF NET ASSET VALUE

         The net asset  value of the FUND is  determined  at 4:00 p.m.  (Eastern
Time) on each day that the New York Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Years Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determining Market Value of Securities

         Market or fair values of the FUND's portfolio securities are determined as follows:

         o according to the last reported sales price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser or sub-adviser, is used.);
         o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
         o for short-term obligations, according to the prices furnished by an independent pricing service, except that short-term obligations with remaining maturities of 60 days or less at the time of purchase, may be valued at amortized cost; or
         o        at fair value as determined in good faith by the Trustees.

         Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality ; coupon rate; maturity; type of issue; trading characteristics; and other market data.

         The FUND will value futures contracts, options and put options on futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing options positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and asked prices.

Trading in Foreign Securities

         Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the FUND values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates are determined when such rates are made available to the FUND at times prior to the close of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.
S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                   P(1 + T)n = ERV

         Where P = a hypothetical initial payment of $1,000

                   T = average annual total return

                   n = number of years (1, 5 or 10)

             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

         The FUND's average annual total rate of return, reflecting the initial investment of $1,000 and reinvestment of all dividends and distributions, for the one-year, five-year and ten-year periods ended September 30, 1997, was 13.20%, 10.51%, and 6.44%, respectively.

         The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee, which was in effect until December, 1994 from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as a shareholder of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

         The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         The FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the FUND is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Please note that the below-listed and defined "Short-Short Gain Test" has been repealed pursuant to the Taxpayer Relief Act of 1997, effective for taxable years beginning after the date of enactment. For purposes of the FUND, the effective date of the repeal will be October 1, 1997. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain

Test will not prevent the FUND from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the FUND on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the FUND at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the FUND held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the FUND elects otherwise), will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by the FUND on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the FUND as part of a "straddle" (which term generally excludes a situation where the asset is stock and the FUND grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the FUND grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the FUND may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the FUND on the lapse of, or any gain or loss recognized by the FUND from a closing transaction with respect to, an option written by the FUND will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the FUND will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the FUND may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the FUND (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The FUND, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the FUND that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

         The FUND may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the FUND invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the FUND will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the FUND receives distributions of any such ordinary earning or capital gain from the PFIC. If the FUND does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (i) any gain recognized by the FUND upon sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the FUND from the PFIC will be allocated ratably over the FUND's holding period of its interest in the PFIC, (ii) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the FUND's gross income for such year as ordinary income (and the distribution of such portion by the FUND to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the FUND level), (iii) the FUND shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (A) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year plus (B) interest on the amount determined under clause (A) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (iv) the distribution by the FUND to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the FUND thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Under recently proposed Treasury Regulations the FUND can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the FUND's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the FUND as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the FUND's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the FUND makes such election in the first taxable year it holds PFIC stock, the FUND will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year. As of September 30, 1997, the FUND did not have foreign currency losses to defer. At September 30, 1997, the FUND did not have a net capital loss carryover.

         In addition to satisfying the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the FUND's taxable year, at least 50% of the value of the FUND's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the FUND has not invested more than 5% of the value of the FUND's total assets in securities of such issuer and as to which the FUND does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the FUND controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

         If for any taxable year the FUND does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the FUND may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND Distributions

         The FUND anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute any such amounts. Net capital gain is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the FUND prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the FUND's disposition of "small business" stock will be subject to tax.

         Ordinary income dividends paid by the FUND with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the FUND from domestic corporations for the taxable year. A dividend received by the FUND will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the FUND has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c) (3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the FUND has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the FUND is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the FUND or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the FUND into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the FUND from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the FUND to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the FUND's assets to be invested in various countries is not known. If more than 50% of the value of the FUND's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the FUND may elect to "pass through" to the FUND's shareholders the amount of foreign taxes paid by the FUND. If the FUND so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the FUND, but would be treated as having paid his pro rate share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the FUND representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

         Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the FUND will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the FUND (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the FUND reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the FUND, distributions of such amounts will be taxable to the shareholder as dividends in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the FUND into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the FUND that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of the FUND in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the FUND will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the FUND is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the FUND is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate, if any) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the FUND's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having been paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the FUND and capital gain dividends.

         If the income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the FUND will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the FUND with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the FUND under their particular circumstances.

                           BLANCHARD FUNDS MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, and present positions with Blanchard Funds, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA                                                Chairman and Trustee of the Fund; Chairman and
Birthdate: July 28, 1924                                      Trustee, Federated Investors, Federated Advisers,
                                                              Federated Management, and Federated Research;
                                                              Chairman and Director, Federated Research Corp. and
                                                              Federated Global Research Corp.; Chairman, Passport
                                                              Research, Ltd.; Chief Executive Officer and
                                                              Director or Trustee of the Funds. Mr. Donahue is
                                                              the father of J. Christopher Donahue, Executive
                                                              Vice President of the Trust.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934                                   Trustee of the Fund; Chairman of the Board,
                                                              Children's Hospital of Pittsburgh formerly, Senior
                                                              Partner, Ernst & Young LLP; Director, MED 3000
                                                              Group, Inc.; Director, Member of Executive
                                                              Committee, University of Pittsburgh; Director or
                                                              Trustee of the Funds.
                                                              .

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates,
  Inc., Realtors
3255 Tamiami Trail North
Naples, FL                                                    Trustee of the Fund; President, Investment
Birthdate: June 23, 1937                                      Properties Corporation; Senior Vice-President, John
                                                              R. Wood and Associates, Inc., Realtors; Partner or
                                                              Trustee in private real estate ventures in
                                                              Southwest Florida; formerly, President, Naples
                                                              Property Management, Inc. and Northgate Village
                                                              Development Corporation; Director or Trustee of the
                                                              Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA                                                Trustee of the Fund; Director and Member of the
Birthdate: July 4, 1918                                       Executive Committee, Michael Baker, Inc.; formerly,
                                                              Vice Chairman and Director, PNC Bank, N.A., and PNC
                                                              Bank Corp. and Director, Ryan Homes, Inc.; Director
                                                              or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA                                                   Trustee of the Fund; Attorney-at-law; Director, The
Birthdate: May 18, 1922                                       Emerging Germany Fund, Inc.; Director or Trustee of
                                                              the Funds.





Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111                                 Trustee of the Fund; Professor of Medicine, University of
Pittsburgh, PA                                                Pittsburgh; Medical Director, University of Pittsburgh
Birthdate: October 11, 1932                                   Medical Center - Downtown; Member, Board of Directors,
                                                              University of Pittsburgh Medical Center; formerly,
                                                              Hematologist, Oncologist, and Internist, Presbyterian and
                                                              Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller Ament Henny & Kochuba
205 Ross Street                                               Trustee of the Fund; Attorney of Counsel, Miller,
Pittsburgh, PA                                                Ament, Henny & Kochuba; Director, Eat'N Park
Birthdate: June 18, 1924                                      Restaurants, Inc.; formerly, Counsel, Horizon
                                                              Financial, F.A., Western Region; Director or
                                                              Trustee of the Funds. .

Edward C. Gonzales*
Federated Investors Tower
Pittsburgh, PA                                                President, Treasurer and Trustee of the Fund; Vice
Birthdate: October 22, 1930                                   Chairman, Treasurer, and Trustee, Federated Investors;
                                                              Vice President, Federated Advisers, Federated Management,
                                                              Federated Research, Federated Research Corp., Federated
                                                              Global Research Corp. and Passport Research, Ltd.;
                                                              Executive Vice President and Director, Federated
                                                              Securities Corp.; Trustee, Federated Shareholder Services
                                                              Company; Trustee or Director of some of the Funds;
                                                              President, Executive Vice President and Treasurer of some
                                                              of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL                                                Trustee of the Fund; Consultant; Former State
Birthdate: March 16, 1942                                     Representative, Commonwealth of Massachusetts;
                                                              formerly, President, State Street Bank and Trust
                                                              Company and State Street Boston Corporation;
                                                              Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
Duquesne University
Pittsburgh, PA                                                Trustee of the Fund; President, Law Professor,
Birthdate: December 20, 1932                                  Duquesne University; Consulting Partner, Mollica &
                                                              Murray; Director or Trustee of the Funds.





Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA                                                Trustee of the Fund; Professor, International Politics;
Birthdate: September 14, 1925                                 Management Consultant; Trustee, Carnegie Endowment for
                                                              International Peace, RAND Corporation, Online Computer
                                                              Library Center, Inc., National Defense University, and
                                                              U.S. Space Foundation; President Emeritus, University of
                                                              Pittsburgh; Founding Chairman; National Advisory Council
                                                              for Environmental Policy and Technology, Federal Emergency
                                                              Management Advisory Board and Czech Management Center,
                                                              Prague; Director or Trustee of the Funds. .

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA                                                Trustee of the Fund; Public
Birthdate: June 21, 1935                                      Relations/Marketing/Conference Planning; Director
                                                              or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA                                                Executive Vice President of the Fund; President
Birthdate: April 11, 1949                                     and Trustee, Federated Investors, Federated
                                                              Advisers, Federated Management, and Federated
                                                              Research:; President and Director, Federated
                                                              Research Corp. and Federated Global Research Corp.;
                                                              President, Passport Research, Ltd.; Trustee,
                                                              Federated Shareholder Services Company, and
                                                              Federated Shareholder Services; Director, Federated
                                                              Services Company; President or Executive Vice
                                                              President of the Funds; Director or Trustee of some
                                                              of the Funds. Mr. Donahue is the son of John F.
                                                              Donahue, Chairman and Trustee of the Trust.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA                                                Executive Vice President, and Secretary of the Fund;
Birthdate: October 26, 1938                                   Executive Vice President, Secretary, and Trustee,
                                                              Federated Investors; Trustee, Federated Advisers,
                                                              Federated Management, and Federated Research; Director,
                                                              Federated Research Corp. and Federated Global Research
                                                              Corp.; Trustee, Federated Shareholder Services Company;
                                                              Director, Federated Services Company; President and
                                                              Trustee, Federated Shareholder Services; Director,
                                                              Federated Securities Corp.; Executive Vice President and
                                                              Secretary of the Funds; Treasurer of some of the Funds.





Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA                                                Vice President of the Fund; Executive Vice
Birthdate: May 17, 1923                                       President and Trustee, Federated
                                                              Investors, Chairman and Director, Federated
                                                              Securities Corp.; President or Vice President of
                                                              some of the Funds; Director or Trustee of some of
                                                              the Funds.

Joeseph S. Machi
Federated Investors Tower
Pittsburgh, PA                                                Vice President  and Assistant Treasurer; Vice
Birthdate: May 22, 1962                                       President and Assistant Treasurer of some of the
                                                              Funds.


* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.
@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

         As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

         As of October 29, 1997, Officers and Trustees own less than 1% of the outstanding shares of each Fund.

         To the best knowledge of the FUND, as of October 29, 1997, no shareholder owned 5% or more of the outstanding shares of the FUND.

Officers and Trustees Compensation

-------------------------------------- ------------------------------------- -------------------------------------
                                       AGGREGATE COMPENSATION FROM           TOTAL COMPENSATION PAID TO TRUSTEES
NAME, POSITION                         THE TRUST*                            FROM THE FUND AND FUND COMPLEX**
WITH THE TRUST
-------------------------------------- ------------------------------------- -------------------------------------
-------------------------------------- ------------------------------------- -------------------------------------
John F. Donahue, Chairman and Trustee  $0                                    $0 for the Fund Complex
Thomas G. Bigley, Trustee              $1,011                                $3,217 for the Fund Complex
John T. Conroy, Jr., Trustee           $1,114                                $3,538 for the Fund Complex
William J. Copeland, Trustee           $1,114                                $3,538 for the Fund Complex
James E. Dowd, Trustee                 $1,114                                $3,538 for the Fund Complex
Lawrence D. Ellis, M.D., Trustee       $1,011                                $3,217 for the Fund Complex
Edward L. Flaherty, Jr., Trustee       $1,114                                $3,538 for the Fund Complex
Edward C. Gonzales, President and      $0                                    $0 for the Fund Complex
Trustee
Peter E. Madden, Trustee               $1,011                                $3,217 for the Fund Complex
John E. Murray, Jr., J.D., S.J.D.,     $1,011                                $3,217 for the Fund Complex
Trustee
Wesley W. Posvar, Trustee              $1,011                                $3,217 for the Fund Complex
Marjorie P. Smuts                      $1,011                                $3,217 for the Fund Complex
Trustee

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.
**The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc. and The Virtus Funds for the fiscal year ended 9/30/97.

                               MANAGEMENT SERVICES

Manager to the Trust

         The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, FUND investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

         The manager shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Management Fees

         For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the aggregate amount paid or accrued by the FUND to VCM was $645,955 and $291,223, respectively. For the fiscal year ended April 30, 1996, the aggregate amount paid or accrued by the FUND to VCM and the prior manager was $783,420. For the fiscal years ended April 30, 1995 and 1994, the aggregate amounts paid or accrued by the FUND to the prior manager were $983,753 and $943,678, respectively.

                          PORTFOLIO MANAGEMENT SERVICES

         Pursuant to a sub-advisory agreement which became effective on May 28, 1996, (the "Sub-Advisory Agreement") between VCM and MCM, VCM has delegated to MCM the authority and responsibility to make and execute decisions for the FUND within the framework of the FUND's investment policies, subject to review by VCM and the Board of Trustees of the FUND. Under the terms of the Sub-Advisory Agreement, MCM has discretion to purchase and sell securities, except as limited by the FUND's investment objective, policies and restrictions.

         The Sub-Advisory Agreement provides for the payment to MCM, by VCM, an annual fee based on the FUND's daily net assets. For a detailed description of the Sub-Advisory Agreement see "Portfolio Advisory Services" in the FUND's prospectus.

         For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the aggregate amount paid by VCM to MCM under the Sub-Advisory Agreement was $243,134 and $108,872, respectively. For the fiscal years ended April 30, 1996, 1995 and 1994, the aggregate amounts paid by the prior manager to prior Portfolio Managers under prior Sub-Advisory Agreements were as follows: Shufro Rose & Ehrman- $118,521, $90,508 $104,023, respectively; Investment Advisers, Inc.- $15,149, $22,423 and $5,641,
respectively; and Cavelti Capital Management, Inc.- $11,507, $11,821 and $10,556, respectively. For the fiscal years ended April 30, 1996 and 1995, the aggregate amounts paid to Fiduciary International, Inc. were $140,258 and $172,222, respectively. For the fiscal years ended April 30, 1996 and 1995, the aggregate amounts paid to Martin Currie Inc. were $38,798 and $67,098, respectively. For the fiscal year ended April 30, 1994, the aggregate amount paid jointly to Fiduciary International, Inc. and Morgan Stanley Asset Management, Inc. was $257,595. For the fiscal year ended April 30, 1994, the aggregate amount paid jointly to Martin Currie Inc. and Morgan Stanley Asset Management, Inc. was $49,870.

         The Sub-Advisory Agreement provides that MCM's fee shall be reduced proportionately based on the ratio of MCM's fee to VCM's fee in the event VCM's fee is reduced as a result of a state expense limitation.

         The Sub-Advisory Agreement, dated December 1, 1995, was approved by the FUND's Trustees on November 14, 1995 and the FUND's shareholders on May 24, 1996. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the FUND or the MCM at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the Investment Company Act. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect for an initial two year period and from year to year thereafter only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the FUND or by a vote of the majority of the outstanding voting securities of the FUND, provided, that in either event, such continuance is also approved by the vote of the majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

                                    CUSTODIAN

         Signet Trust Company is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives a fee at an annual rate of .05% on the first $10 million of average net assets of each of the six respective portfolios and .025% on average net assets in excess of $10 million. There is a $20 fee imposed on each transaction. The custodian fee received during any fiscal year shall be at least $1,000 per Fund.

                             ADMINISTRATIVE SERVICES


         Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal year ended April 30, 1996, Federated Administrative Services earned $75,000, $31,438, and $70,488, respectively, in administrative services fees. For the fiscal years ended April 30, 1995 and 1994, the administrative services fees were included as part of the Management fee.

                                DISTRIBUTION PLAN


         The Trust has adopted a Plan for Shares of the FUND pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the FUNDs' Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the FUND and its shareholders and (ii) stimulate administrators to render administrative support services to the FUND and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the FUNDs; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND accrued payments under the Plan amounting to $484,467 and $218,417, respectively. For the fiscal year ended April 30, 1996, the FUND accrued payments under the Plan amounting to $586,707.

         Other benefits which the FUND hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the FUND with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

         By adopting the Plan, the then Board of Trustees expected that the FUND will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the FUND in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the FUND may be able to curb sharp fluctuations in rates of redemptions and sales.

                             DESCRIPTION OF THE FUND

         Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

         The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

         The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.
                               SHAREHOLDER REPORTS

         Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.

         The financial statements for the fiscal year ended September 30, 1997, are incorporated herein by reference from the FUND's Annual Report dated September 30, 1997. A copy of the FUND'S Annual Report may be obtained without charge by contacting Signet Financial Services, Inc. at 1-800-829-3863.

                                   APPENDIX A


Description of Moody's Investors Service, Inc.'s
Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

         *Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         *Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         *A: Bond which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         *Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca:  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody's Commercial Paper Ratings:

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

         Issuers rated Prime-1 or P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 or P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Corporation's
Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

         *AAA: Debt rated AAA have the highest rating assigned by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

         *AA: Debt rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher rated issues only in small degree.

         *A: Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         *BBB: Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C: Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" Rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "C" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1: The rating "C1" is reserved for income bonds on which no interest is being paid.

         D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P's Commercial Paper Ratings:

         S&P's  commercial   paper  ratings  are  current   assessments  of  the
likelihood of timely payment of debts having an original maturity of no more than 365 days.

         A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
















                 EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
                               TABLE OF CONTENTS

                                                  Economic Overview.........................................................     1
(Art Picture Here)              EMERGING MARKETS  A Report From Your Portfolio Manager......................................     2
                                     GROWTH FUND  Statement of Investments..................................................     3

                                                  Industry Diversification..................................................     5
                                                  Statement of Assets and Liabilities.......................................     6
                                                  Statement of Operations...................................................     7
                                                  Statements of Changes in Net Assets.......................................     8
                                                  Financial Highlights......................................................     9

(Art Picture Here)                GLOBAL LEADERS  A Report From Your Portfolio Managers.....................................   11
                                            FUND  Statement of Investments..................................................   15

                                                  Industry Diversification..................................................   18
                                                  Statement of Assets and Liabilities.......................................   19
                                                  Statement of Operations...................................................   20
                                                  Statements of Changes in Net Assets.......................................   21
                                                  Financial Highlights......................................................   22

(Art Picture Here)                   GLOBAL REAL  A Report From Your Portfolio Manager......................................   24
                                   ESTATE EQUITY  Statement of Investments..................................................   28

                                            FUND  Statement of Assets and Liabilities.......................................   30
                                                  Statement of Operations...................................................   31
                                                  Statements of Changes in Net Assets.......................................   32
                                                  Financial Highlights......................................................   33

(Art Picture Here)                 INTERNATIONAL  A Report From Your Portfolio Manager......................................   36
                                     EQUITY FUND  Statement of Investments..................................................   38

                                                  Industry Diversification..................................................   43
                                                  Statement of Assets and Liabilities.......................................   44
                                                  Statement of Operations...................................................   45
                                                  Statements of Changes in Net Assets.......................................   46
                                                  Financial Highlights......................................................   47

                                                  Combined Notes to Financial Statements....................................   49

                                                  Trustees and Officers......................................   Inside Back Cover


                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
ECONOMIC OVERVIEW
BY STEPHEN A. LIEBER, CHAIRMAN
EVERGREEN ASSET MANAGEMENT CORP.
   The U.S. and international markets in 1997 have
increasingly demonstrated a shift in focus from the
avoidance of inflation risk to strategies aimed at
obtaining sustained growth in a low inflation.
At the end of 1996, environment                         (Photo Here)
economic forecasters generally looked for a slowing growth rate in the United States economy, with the possibility of reviving inflationary pressures. They anticipated accelerating growth rates in Europe, with well maintained growth rates in Southeast Asia, Latin America and other emerging markets; many of which did not develop as expected. Instead, the United States has sustained rapid growth, achieving a 5.8% rate of Gross Domestic Product (GDP) growth in the first quarter of 1997, while inflation has remained at a lower level than seen in more than a generation. Consumer prices in the U.S. are rising at a less than 2.5% level, even below the inflation rate of 1996. Europe has failed to produce the projected economic upswing and Asian growth rates are modestly below most forecasts, while even the Chinese have instituted policies to slow a too rapid rate of economic growth.
   Unexpected changes are causing widespread political and consequent investment repositioning. The most dramatic shifts occurred in the British and French political structures. The British elections are leading to a move away from the Tory government's resistance to economic ties with Europe. The French elections suggest a move away from economic policies aimed at facilitating a European currency in 1999, by restricting possible inflationary growth of the economy. Taking role model leadership, the United States, has become the country which is negotiating a balanced budget pact aimed at stable growth and suppressed inflation.
   These economic conditions have sustained, and even increased, the willingness of American savers to put money into the hands of equity mutual funds and to buy stocks both in the U. S. and in the potentially growing nations abroad. Even the bond market has, in the second quarter, begun to show sustained gains after more than a year in which historically high real interest rates (returns above the extraordinary level of inflation) contributed to a lower rate of inflation in the United States. While the strength of the dollar began to fade in the early months of 1997, there was little evidence of a broad retreat out of U.S. equities from abroad, while there continued to be growth in U.S. investments into the stocks of other nations.
   The consensus view as we approach mid-year is that a continued low level of inflation can be expected in the months ahead for most of the principal trading and investing nations. Those which, over the last year, suffered from high rates of inflation, such as Brazil, Chile, Indonesia, Mexico, Philippines, Thailand, and Greece are seeing lower inflation rates in 1997. Greater stability should allow less currency volatility and thereby facilitate investment transfers among the nations. World economic activity is expected to accelerate only modestly through the balance of this year. The United States, which has been a powerful source of international demand and of growing importance in exports, is seen as having a lower growth rate going into the second half of the year after the blistering pace of the 5.6% GDP growth of the first quarter. New government policies in Europe's high unemployment economies are anticipated to stimulate demand, although it is quite clear that the goal of an integrated currency will limit radical action. If currency volatility is reduced and interest rates remain within a narrow band, conditions for the maintenance of profitable world trade should be sustained.
   The leadership of the United States stock market's powerful momentum, with few interruptions to its upward trend, has encouraged investment participation around the world. The 26% twelve-month advance of U.S. stock prices in the period through May was, in fact, eclipsed by such gains (in local currencies) as the 55% increase in Spain, 44% increase in Denmark, 43% in the Netherlands, and 46% in Switzerland. Even France, with its political uncertainties and high unemployment, produced a 28% gain in the period. Among major nations, only Japan had a negative market, with a fall of over 9%.
   The evident need for selectivity, and focus on leadership enterprises, which are the watchwords of our investment policies in the United States, are equally relevant for investment internationally. The need for a long-term perspective, a policy of taking advantage of declines in prices of quality stocks, purchasing bonds during periods of exaggerated apprehensions over inflation, together with systematic investing, should prove effective ways to capitalize on the potentials of this investment environment, even after a long, sustained bull market in stocks.
                                                                               1

                     EVERGREEN EMERGING MARKETS GROWTH FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD WAGONER

   We are pleased to present the Semiannual Report for Evergreen Emerging Markets Growth Fund for the period ended April 30, 1997. Evergreen Emerging Markets Growth Fund completed the first half of its fiscal year with a net asset value per share (Class Y, no-load shares) of $9.64. The Fund's 13.7%* total return (Class Y shares) for that time outperformed the 9.8% total return for the MSCI Emerging Markets Global Index**. The six-month total return for the Fund's Class A shares at net asset value was 13.6%*.

   The last six months were an extremely positive period for the emerging markets. The combination of a positive interest (Photo Here) rate environment and signs of economic recovery in many of the markets attracted investors after two years of moderate performance. The leading markets were Brazil, Greece, Turkey, Colombia, Israel, Argentina and Taiwan, each of which was up over 25% during this period, as measured by their respective MSCI country sub-indexes. The worst performing markets were Thailand, South Korea and the Philippines, which declined 27%, 14% and 6% respectively.

   As compared with the MSCI Emerging Markets Global Index, the Fund's overweights in Brazil, Hong Kong and Portugal helped performance, as did the Fund's underweights in Thailand and Korea. Strong stock selection in Brazil, Chile and Portugal also contributed. Our major sector overweights were in the financial and services sector, where our combined weighting was approximately 60%.

   The near-term outlook remains bullish for the emerging markets. The developed economies, particularly the U.S., are showing signs of strength, but a major tightening of monetary policy does not seem imminent. We are particularly positive on Latin America where the economies of Mexico and Argentina are emerging from the after-effects of the Mexican peso devaluation of 1994, and Brazil, the largest economy in the region, seems to finally be embracing market reforms. The Pacific Rim markets, where we are substantially underweighted, continue to underperform, but we remain positive on the long-term prospects for this region. The Eastern European markets are still underdeveloped but are becoming increasingly attractive.

   Thank you for your investment in Evergreen Emerging Markets Fund.

FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

 * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8.2% WAS THE 6-MONTH TOTAL RETURN ENDED 4/30/97, FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES, WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES, WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT. THE FUND'S CLASS Y SHARES ARE NOT SUBJECT TO SALES CHARGES AND ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS AND INVESTMENT ADVISORY CLIENTS OF EVERGREEN ASSET AND ITS AFFILIATES.

** SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL. THE MSCI EMERGING MARKETS INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                            STATEMENT OF INVESTMENTS
(Art Icon Here)

                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                             VALUE
LONG TERM INVESTMENTS (90.9%)
COMMON STOCKS -- 86.9%
             ARGENTINA -- 5.9%
    20,000   Banco de Galicia y Buenos Aires
             SA de CV, ADR....................... $   486,563
    17,000   Banco Frances del Rio de la
             Plata SA, ADR.......................     516,375
    14,900   Telefonica de Argentina, ADR,
             Cl. B...............................     495,425
    37,100   YPF SA, ADR.........................   1,024,887
                                                    2,523,250
             BRAZIL -- 16.0%
    10,700   Companhia Energetica de Minas
             Gerais, ADR.........................     486,940
 1,250,000*  Companhia Paulista de Forca e Luz...     193,959
 2,322,000   Eletrobras SA.......................   1,050,195
   800,000*  Light Participacoes SA..............     255,007
   570,000   Light Servicos de Electricidade SA..     236,897
 6,006,000   Petroleo Brasileiro SA..............   1,262,192
    25,200   Telecomunicacoes Brasileiras, ADR...   2,891,700
11,000,000   Unibanco Uniao de Bancos
             Brasileiros SA......................     406,384
                                                    6,783,274
             CHILE -- 3.9%
    51,600   Compania de Telecom de Chile SA.....   1,670,550
             CHINA -- 0.5%
     8,300*  Huaneng Power Intl., Inc., ADR......     201,275
             COLOMBIA -- 0.5%
     7,700   Banco Ganadero SA...................     212,712
             CZECH REPUBLIC -- 2.6%
     6,200   Komercni Banka AS...................     438,005
     5,500*  Skoda Plzen AS......................     175,791
     4,500*  SPT Telekom AS......................     475,552
                                                    1,089,348
             HONG KONG -- 10.8%
   107,520   Bank of East Asia Ltd...............     369,897
    50,000   Cheung Kong Holdings, Ltd...........     438,908
   360,000*  Cheung Kong Infrastructure
             Holdings............................   1,020,074
 1,048,000   China Overseas Land & Investment
             Ltd.................................     591,880
    18,400   HSBC Holdings Plc...................     465,552
   118,000   Lai Sun Development Co., Ltd........     143,949
    23,683*  Lai Sun Hotels, Warrants @ 2.20
             HKD expiring 4/30/99................       2,262
   528,000   National Mutual Asia Ltd............     545,279
    51,000   Sun Hung Kai Properties Ltd.........     553,024
  SHARES                                             VALUE

             HONG KONG -- 10.8% -- CONTINUED

 1,035,000   Vanda Systems & Comm Hldgs.......... $   434,228
                                                    4,565,053
             HUNGARY -- 3.3%
    10,400   EGIS Gyogyszergyar..................     660,770
     9,900   Richter Gedeon, GDR.................     748,295
                                                    1,409,065
             INDIA -- 1.4%
     7,400*  EIH Ltd., GDR, 144A.................     121,138
     8,200   Ranbaxy Laboratories Ltd., GDR,
             144A................................     205,000
    12,500   Videsh Sanchar Nigam Ltd., GDR,
             144A................................     246,812
                                                      572,950
             INDONESIA -- 1.6%
   467,608   Bank International Indonesia........     336,755
    89,656*  Bank International Indonesia,
             Warrants @1000 IDR expiring
             1/17/2000...........................      28,594
    72,000   PT Gudang Garam.....................     302,222
                                                      667,571
             ISRAEL -- 1.8%
    20,800   ECI Telecommunications Ltd..........     455,000
     5,900   Teva Pharmaceutical Inds. Ltd.,
             ADR.................................     299,425
                                                      754,425
             LUXEMBOURG -- 0.8%
     7,500*  Millicom International Cellular SA       341,250
             MALAYSIA -- 4.0%
    35,000   AMMB Holdings Berhad................     232,794
    41,000*  Arab Malaysian Finance Berhad.......      89,812
    82,000*  Arab Malaysian Finance Berhad,
             Rights expiring 4/30/97.............         163
    22,400   Commerce Asset Holding Berhad.......     133,822
    70,000   Industrial Oxygen Inc., Berhad......      86,984
    68,000   Malayan Banking Berhad..............     677,075
    84,000   New Straits Times Press, Berhad.....     468,377
                                                    1,689,027
             MEXICO -- 10.2%
    51,000   Alfa SA de CV.......................     279,821
     7,200*  Bufete Industrial SA................     137,700
     8,080   Desc SA de CV, ADR..................     208,060
    70,000   Grupo Elektra SA de CV..............     656,264
   124,000   Grupo Finance Inbursa...............     424,439
    23,100   Grupo Imsa SA De CV, ADR............     496,650

                                                                               3

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)

                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                             VALUE
COMMON STOCKS -- 86.9% -- CONTINUED
             MEXICO -- 10.2% -- CONTINUED
    97,800   Grupo Modelo SA de CV............... $   593,212
 1,195,000*  Grupo Posadas, SA de CV, Class A
             Shares..............................     550,393
    17,800   Telefonos de Mexico SA, ADR.........     734,250
    14,000*  Tubos de Acero de Mexico SA, ADR....     229,250
                                                    4,310,039
             PERU -- 1.0%
    18,000   Telefonica del Peru SA, ADR.........     432,000
             POLAND -- 2.8%
     9,700   Agros Holding SA....................     276,004
    11,700   Bank Rozwoju Eksportu SA............     279,276
     3,700   Bank Slaski SA......................     314,085
    36,100   Elektrim............................     324,135
                                                    1,193,500
             PORTUGAL -- 4.5%
    21,000   Banco Comercial Portugues, ADR......     322,875
    35,000   Portugal Telecom SA, ADR............   1,295,000
     3,400*  Telecel-Comunicacaoes Pessoais SA...     292,770
                                                    1,910,645
             SINGAPORE -- 1.9%
    21,000   City Developments Ltd...............     169,741
   181,000   Datacraft Asia Ltd..................     398,200
    75,000   Genting International Plc...........     222,000
                                                      789,941
             SOUTH AFRICA -- 2.3%
     6,900   Anglo American Corp. Ltd............     440,706
    15,300   De Beers Centenary AG...............     550,546
                                                      991,252
             SOUTH KOREA -- 0.6%
    26,643   SK Telecom Ltd., ADR................     253,108
             TAIWAN -- 9.1%
   480,000*  Acer Inc............................   1,223,427
    10,440*  Advanced Semiconductor Materials
             International NV, GDR...............     223,155
     5,000   China Steel Corp....................       5,351
   250,000   Chinatrust Commercial Bank..........     469,993
   200,000*  President Enterprises...............     354,302
    49,222*  President Enterprises Corp.,
             GDR, 144A...........................     885,996
   125,000*  Siliconware Precision Industries....     451,916
  SHARES                                             VALUE

             TAIWAN -- 9.1% -- CONTINUED

   105,000*  United Microelectronics Corp........ $   254,339
                                                    3,868,479
             USSR -- 0.9%
     7,000   LUKoil Oil Co., ADR.................     397,807
             VENEZUELA -- 0.5%
     7,600   Compania Anonima Nacional
             Telefonos de Venezuela..............     228,000
             TOTAL COMMON STOCKS
               (COST $31,640,915)................  36,854,521
PREFERRED STOCKS -- 4.0%
             BRAZIL -- 4.0%
 2,518,000*  Eletrobras SA, Cl. B Shares.........   1,174,356
 1,935,000*  Telesp Telefonos Sao Paulo..........     549,478
                                                    1,723,834
             TOTAL PREFERRED STOCKS
               (COST $1,269,843).................   1,723,834
             TOTAL LONG-TERM INVESTMENTS
               (COST $32,910,758)................  38,578,355
PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT -- 8.2%
$3,468,000   State Street Bank & Trust Co.,
             5.00% dated 4/30/97, due
             5/1/97 -- collateralized by
             $2,860,000 U.S.Treasury Bonds,
             9.25%, due 2/15/16; maturity
             value -- $3,542,420 (cost
             $3,468,000).........................   3,468,000

             TOTAL INVESTMENTS --
               (COST $36,378,758).........   99.1%  42,046,355
             OTHER ASSETS AND
               LIABILITIES -- NET.........    0.9%     363,963
             NET ASSETS --................  100.0% $42,410,318

* Non-income producing securities
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
144A -- securities are restricted as to resale to qualified institutional investors.
See accompanying combined notes to financial statements.
4

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                            INDUSTRY DIVERSIFICATION
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

                                                                                                                     PERCENTAGE OF
                                                                                                                      NET ASSETS
Banks..............................................................................................................       12.8%
Building, Construction & Furnishings...............................................................................        0.7
Business Equipment & Services......................................................................................        3.9
Chemical & Agricultural Products...................................................................................        0.2
Communication Systems & Services...................................................................................        3.0
Consumer Products & Services.......................................................................................        0.7
Diversified Companies..............................................................................................        2.3
Electrical Equipment & Services....................................................................................        3.0
Energy.............................................................................................................       11.7
Finance & Insurance................................................................................................        3.1
Food & Beverage Products...........................................................................................        5.0
Healthcare Products & Services.....................................................................................        4.5
Metal Products & Services..........................................................................................        2.9
Leisure & Tourism..................................................................................................        2.1
Oil................................................................................................................        0.9
Publishing, Broadcasting & Entertainment...........................................................................        1.1
Real Estate........................................................................................................        6.9
Retailing & Wholesale..............................................................................................        1.6
Telecommunication Equipment & Services.............................................................................       22.4
Utilities..........................................................................................................        2.1
      Total Long-Term Investments..................................................................................       90.9
Short-Term Investments.............................................................................................        8.2
Other Assets and Liabilities -- net................................................................................        0.9
      Net Assets...................................................................................................      100.0%

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                       STATEMENT OF ASSETS & LIABILITIES
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $36,378,758).............................................................  $42,046,355
   Foreign currencies at value (identified cost $122,141).........................................................      121,791
   Cash...........................................................................................................      314,780
   Receivable for investments sold................................................................................    1,123,775
   Dividends and interest receivable..............................................................................      216,594
   Receivable for Fund shares sold................................................................................       59,431
   Unamortized organization expense...............................................................................       23,070
   Prepaid expenses and other assets..............................................................................       39,089
         Total assets.............................................................................................   43,944,885
LIABILITIES:
   Payable for investments purchased..............................................................................    1,401,016
   Accrued advisory fee...........................................................................................       17,195
   Payable for Fund shares repurchased............................................................................        3,992
   Distribution fee payable.......................................................................................        2,358
   Accrued expenses...............................................................................................      110,006
         Total liabilities........................................................................................    1,534,567
NET ASSETS........................................................................................................  $42,410,318
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $39,812,764
   Accumulated net investment income..............................................................................      104,281
   Accumulated net realized loss on investments and foreign currency related transactions.........................   (3,173,071)
   Net unrealized appreciation on investments and foreign currency related transactions...........................    5,666,344
      Net assets..................................................................................................  $42,410,318
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($1,939,603/201,935 shares of beneficial interest outstanding)..................................  $      9.61
   Sales charge -- 4.75% of offering price........................................................................          .48
         Maximum offering price...................................................................................  $     10.09
   Class B Shares ($3,290,935/346,153 shares of beneficial interest outstanding)..................................       $ 9.51
   Class C Shares ($890,005/93,671 shares of beneficial interest outstanding).....................................       $ 9.50
   Class Y Shares ($36,289,775/3,763,456 shares of beneficial interest outstanding)...............................       $ 9.64

See accompanying combined notes to financial statements
6

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                            STATEMENT OF OPERATIONS
(Art Icon Here)
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $47,913)...........................................              $  346,503
   Interest..........................................................................................                  65,670
      Total investment income........................................................................                 412,173
EXPENSES:
   Advisory fee......................................................................................  $ 289,402
   Custodian fee.....................................................................................     89,507
   Registration and filing fees......................................................................     45,340
   Transfer agent fee................................................................................     33,174
   Distribution fees.................................................................................     19,168
   Reports and notices to shareholders...............................................................     14,084
   Professional fees.................................................................................     13,656
   Administration personnel and service fees.........................................................      7,772
   Amortization of organizational expense............................................................      7,079
   Insurance.........................................................................................      5,044
   Miscellaneous.....................................................................................      1,157
   Trustees' fees and expenses.......................................................................        772
   Fee waivers and/or reimbursement from Investment Manager..........................................   (218,402)
         Total expenses..............................................................................    307,753
   Less: Indirectly paid expenses....................................................................       (189)
         Net expenses................................................................................                 307,564
Net investment income................................................................................                 104,609
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized loss on investments..................................................................              (1,281,480)
   Net realized loss on foreign currency related transactions........................................                 (44,570)
   Net realized loss on investments and foreign currency related transactions........................              (1,326,050)
   Net change in unrealized appreciation (depreciation) on investments and foreign currency related
     transactions....................................................................................               5,703,199
Net realized and unrealized gain on investments and foreign currency related transactions............               4,377,149
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $4,481,758

See accompanying combined notes to financial statements.
                                                                               7

                     EVERGREEN EMERGING MARKETS GROWTH FUND
(Art Icon Here)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 SIX MONTHS            YEAR
                                                                                                   ENDED              ENDED
                                                                                               APRIL 30, 1997    OCTOBER 31, 1996
                                                                                                (UNAUDITED)
OPERATIONS:
   Net investment income (loss).............................................................    $    104,609       $     (4,321)
   Net realized loss on investments and foreign currency related transactions                     (1,326,050)           (96,636)
   Net change in unrealized appreciation (depreciation) on investments and
      foreign currency related transactions.................................................       5,703,199            (38,536)
      Net increase (decrease) in net assets resulting from operations.......................       4,481,758           (139,493)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...........................................................................              --             (6,742)
   Class Y Shares...........................................................................              --            (81,928)
         Total distributions to shareholders from net investment income.....................              --            (88,670)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................       9,042,086         24,970,951
   Proceeds from reinvestment of distributions..............................................              --             22,693
   Payment for shares redeemed..............................................................      (4,682,332)        (3,663,950)
      Net increase resulting from Fund share transactions...................................       4,359,754         21,329,694
      Net increase in net assets............................................................       8,841,512         21,101,531
NET ASSETS:
   Beginning of period......................................................................      33,568,806         12,467,275
   End of period (including undistributed net investment income (accumulated net investment loss) of $104,281 and ($328),
      respectively).........................................................................    $ 42,410,318       $ 33,568,806

See accompanying combined notes to the financial statements.
8

                     EVERGREEN EMERGING MARKETS GROWTH FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                            CLASS A SHARES                            CLASS B SHARES
                                        SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                           ENDED                    TEN MONTHS       1994*          ENDED
                                         APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,    YEAR ENDED
                                          1997+++     OCTOBER 31,   OCTOBER 31,   DECEMBER 31,     1997+++     OCTOBER 31,
                                        (UNAUDITED)     1996+++        1995#          1994       (UNAUDITED)     1996+++
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $8.46          $7.90         $8.17        $10.00          $8.39         $7.85
Income from investment operations:
  Net investment income (loss)........        .02           (.01)          .05            --           (.02)         (.08)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.....       1.13            .62          (.32)        (1.83)          1.14          0.62
    Total from investment
      operations......................       1.15            .61          (.27)        (1.83)          1.12          0.54
Less distributions to shareholders
  from net investment income..........         --           (.05)           --            --             --            --
Net asset value, end of period........      $9.61          $8.46         $7.90         $8.17          $9.51         $8.39
TOTAL RETURN+.........................      13.6%           7.7%         (3.3%)       (18.3%)         13.4%          6.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $1,940         $1,645        $1,117          $867         $3,291        $2,881
Ratios to average net assets:
  Expenses**..........................      1.75%++        1.74%         1.73%++       1.78%++        2.51%++       2.50%
  Net investment income (loss)**......      0.38%++       (0.09%)        0.76%++      (0.12%)++      (0.38%)++     (0.87%)
Portfolio turnover rate...............        65%           107%           65%           17%            65%          107%
Average commission rate paid per
  share...............................     $.0059         $.0103           N/A           N/A         $.0059        $.0103
                                                    CLASS B SHARES
                                                      SEPTEMBER 6,
                                        TEN MONTHS       1994*
                                           ENDED        THROUGH
                                        OCTOBER 31,   DECEMBER 31,
                                           1995#          1994
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $8.16         $10.00
Income from investment operations:
  Net investment income (loss)........        .01           (.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.....       (.32)         (1.82
    Total from investment
      operations......................       (.31)         (1.84)
Less distributions to shareholders
  from net investment income..........         --             --
Net asset value, end of period........      $7.85          $8.16
TOTAL RETURN+.........................      (3.8%)        (18.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $1,940         $1,589
Ratios to average net assets:
  Expenses**..........................      2.48%++        2.53%++
  Net investment income (loss)**......      0.03%++       (0.84%)++
Portfolio turnover rate...............        65%            17%
Average commission rate paid per
  share...............................        N/A            N/A

*   Commencement of class operations.
#   The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                            CLASS A SHARES                            CLASS B SHARES
                                        SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                           ENDED                    TEN MONTHS       1994*          ENDED
                                         APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,    YEAR ENDED
                                           1997       OCTOBER 31,   OCTOBER 31,   DECEMBER 31,      1997       OCTOBER 31,
                                        (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
Expenses..............................       3.03%         3.58%         3.97%         3.96%          3.82%         4.34%
Net investment loss...................      (0.91%)       (1.93%)       (1.48%)       (2.30%)        (1.69%)       (2.71%)
                                                    CLASS B SHARES
                                                      SEPTEMBER 6,
                                        TEN MONTHS       1994*
                                           ENDED        THROUGH
                                        OCTOBER 31,   DECEMBER 31,
                                           1995#          1994
Expenses..............................       4.72%         4.71%
Net investment loss...................      (2.21%)       (3.02%)

See accompanying combined notes to financial statements.
                                                                               9

                     EVERGREEN EMERGING MARKETS GROWTH FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                            CLASS C SHARES                            CLASS Y SHARES
                                        SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                           ENDED                    TEN MONTHS       1994*          ENDED
                                         APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,    YEAR ENDED
                                          1997+++     OCTOBER 31,   OCTOBER 31,   DECEMBER 31,     1997+++     OCTOBER 31,
                                        (UNAUDITED)     1996+++        1995#          1994       (UNAUDITED)     1996+++
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $8.38          $7.84         $8.16        $10.00          $8.48         $7.92
Income from investment operations:
  Net investment income (loss)........        .06           (.08)          .02          (.02)           .03           .01
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.....       1.06           0.62          (.34)        (1.82)          1.13           .62
    Total from investment
      operations......................       1.12           0.54          (.32)        (1.84)          1.16           .63
Less distributions to shareholders
  from net investment income..........         --             --            --            --             --          (.07)
Net asset value, end of period........      $9.50          $8.38         $7.84         $8.16          $9.64         $8.48
TOTAL RETURN+.........................      13.4%           6.9%         (3.9%)       (18.4%)         13.7%          7.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................       $890            $85           $56           $89        $36,290       $28,959
Ratios to average net assets:
  Expenses**..........................      2.54%++        2.51%         2.50%++       2.53%++        1.49%++       1.50%
  Net investment income (loss)**......      1.32%++       (0.91%)        0.72%++      (0.82%)++       0.63%++       0.11%
Portfolio turnover rate...............        65%           107%           65%           17%            65%          107%
Average commission rate paid per
  share...............................     $.0059         $.0103           N/A           N/A         $.0059        $.0103
                                                    CLASS Y SHARES
                                                      SEPTEMBER 6,
                                        TEN MONTHS       1994*
                                           ENDED        THROUGH
                                        OCTOBER 31,   DECEMBER 31,
                                           1995#          1994
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $8.17         $10.00
Income from investment operations:
  Net investment income (loss)........        .05           0.01
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.....       (.30)         (1.84)
    Total from investment
      operations......................       (.25)         (1.83)
Less distributions to shareholders
  from net investment income..........         --             --
Net asset value, end of period........      $7.92          $8.17
TOTAL RETURN+.........................      (3.1%)        (18.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $9,355         $5,878
Ratios to average net assets:
  Expenses**..........................      1.48%++        1.53%++
  Net investment income (loss)**......      0.94%++        0.43%++
Portfolio turnover rate...............        65%            17%
Average commission rate paid per
  share...............................        N/A            N/A

*   Commencement of class operations.
#   The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                            CLASS C SHARES                            CLASS Y SHARES
                                        SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                           ENDED                    TEN MONTHS       1994*          ENDED
                                         APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,    YEAR ENDED
                                           1997       OCTOBER 31,   OCTOBER 31,   DECEMBER 31,      1997       OCTOBER 31,
                                        (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
Expenses..............................      3.82%          4.31%         4.74%         4.71%          2.79%         3.27%
Net investment income (loss)..........      0.04%         (2.71%)       (1.52%)       (3.00%)        (0.67%)       (1.66%)
                                                    CLASS Y SHARES
                                                      SEPTEMBER 6,
                                        TEN MONTHS       1994*
                                           ENDED        THROUGH
                                        OCTOBER 31,   DECEMBER 31,
                                           1995#          1994
Expenses..............................       3.72%         3.71%
Net investment income (loss)..........      (1.30%)       (1.75%)

See accompanying combined notes to financial statements.
10

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
EDWIN MISKA

   We are pleased to present the Semiannual Report for          (Photo Here)
Evergreen Global Leaders Fund for the six months ended
April 30, 1997. The total return for Evergreen Global
Leaders Fund (Class Y, no-load shares) for the period
under review was 5.4%*, slightly below the return for the
MSCI World Index**, 6.8%, and the average total return for
the Lipper Global Funds*** group of the 195 global funds
tracked by Lipper Analytical Services, Inc., during that
time, 6.8%, but comfortably ahead of the MSCI EAFE Index**      (Photo Here)
return of 0.8%. For the 12-month period ended April 30, the Fund (Class Y shares) returned 12.8%, which compares favorably with the MSCI World Index return of 8.4%, the MSCI EAFE Index return of 2.5%, and the Lipper Global Funds average return for the 166 global funds tracked by Lipper during that time, of 8.8%.
The total returns for the Fund's Class A shares for the six-month period and the period since their inception on June 3, 1996, through April 30, 1997, were 0.2% and 5.7% respectively.

   Despite a generally robust environment for equity investing, with most major industrialized nations' stock markets at or near record highs, global investors returns were hampered by the exceedingly strong performance generated by the U.S. dollar vis-a-vis the world's currencies, which had the effect of impeding local stock market appreciation. Most representative of this trend was the decline of the Japanese yen and the German mark versus the U.S. dollar, 10.5% and 12.6%, respectively, for the six months under review. The Fund's assets were still too low during much of this time to economically benefit from currency risk management, given its high trading costs and inherent risks.

   We maintained the intense focus of Evergreen Global Leaders Fund's investment strategy on seeking out the "100 best companies in the world", whose synergies of size and diversity, and strong financial resources made it possible for many of them to meet or exceed the markets' expectations on consistency of revenue and earnings growth despite the short-term challenging conditions for international commerce. Recent growth in assets should permit such "hedging" of currencies in future periods of extreme volatility.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT-END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES, WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES, WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. THE FUND'S CLASS Y SHARES ARE NOT SUBJECT TO SALES CHARGES AND ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS AND INVESTMENT ADVISORY CLIENTS OF EVERGREEN ASSET AND ITS AFFILIATES. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT. DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER, PLEASE SEE THE PROSPECTUS.

** MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS INCLUDING THAT OF THE U.S., DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. MSCI WORLD INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.

*** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, PERFORMANCE WOULD BE LOWER. 11

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
ECONOMIC ENVIRONMENT AND PORTFOLIO REVIEW
   The last six months were ones of divergent paths for the world's equity markets, as shown by the strong gains of the U.S. stock market relative to the dismal returns of many of the international markets. The U.S. economy continued its strong growth trend from the autumn of 1996. Aided by low unemployment, a tight labor market, a strong currency worldwide and increasing consumer confidence supported by the strongest sustained growth in corporate profits since the 1950's, the U.S. equity markets saw all major market indexes move into and remain in record territory. This "exuberance" led to a pre-emptive move by the Federal Reserve on March 25, to raise the Federal Funds rate by 1/4%, in an attempt to prevent the economy from "overheating" and put a damper on inflation and the steep rise of the dollar. A subsequent negative revaluation of the bond and equity markets followed during the concluding days of the calendar quarter. Surprisingly strong first quarter profit results, though, and an equally ebullient outlook by many of the market's benchmark companies followed, quickly changing the negative sentiment which had set in. Governmental progress on budgetary and taxation issues and continued optimism from strong reports on the economy during April, helped the Dow Jones Industrials add another 6.5% during the month, highlighting a 28.5% rise during the 12-month period.
   Performance of your Fund's U.S. holdings reflected and even exceeded the strong run of the Dow Jones Industrial Average, as the U.S. holdings of the Fund, as a group, returned 8.9% for the month of April. The U.S. segment of the Fund also performed well for the six- and 12-month periods ended April 30, returning 17.5% and 37.2%, respectively. The markets' continued focus on companies which have delivered consistent earnings results coupled with strong outlooks and fundamental standing, helped your Fund to outperform. Given the strong trading environment, our broadly diversified U.S. allocation increased to 38 issues and 33.3% of the Fund's net assets, from 36 issues and 31.9% of assets at 1996 fiscal year-end on October 31. Notable performers were all familiar names. Microsoft Corp. provided the largest dollar gain for the Fund during the six-month period, rising 53.8%. Others included Charles Schwab & Co., +46.5%, Student Loan Marketing Association, +39.8%, Intel Corp., +39.1%, Coca-Cola Co., +25.8% and The Walt Disney Co., +25.2%. We were not reluctant to take profits and register gains in securities which had any negative catalysts or changes in fundamental status or valuation. One company in particular illustrated our active strategy. Shares of SunAmerica, Inc., originally purchased in June 1996, were sold on earnings concerns, for a gain of 45.7%. After the shares had declined over 20%, and the earnings issues had abated, shares were repurchased, and now show a 14.2% unrealized gain on our new basis. Other notable sales included shares of Gillette Co., +33.5%; Monsanto Co., +37.6% and Procter & Gamble , +25.7%. Small gains or losses resulted from the sales of Dana Corp., Interpublic Group Cos., Lucent Technologies, PPG Industries and McDonald's Corp. New purchases were made in shares of AlliedSignal, Inc., Carnival Corp., Dresser Industries, EMC Corp., Gannett Co., Mattel Inc., Oracle Corp., and Parametric Technologies.
   Performance of your Fund's holdings in foreign securities was disappointing both in terms of absolute and relative returns for the six-month period under review and only marginally better during the trailing 12-month period. The return for the Fund's international holdings, as a group, was up 0.5% for the six-month period, reflecting the meager return of the MSCI EAFE Index which was up only 0.8%. Performance was slightly better when measured relative to the market benchmark for the 12-month period, returning +1.7% versus the MSCI EAFE Index return of -2.5%. Currency translation was the main culprit behind these weak numbers, as declines occurred in nearly every industrialized nations currency vis-a-vis the U.S. dollar, ranging from a 0.4% drop for the British pound to the 16.3% loss of the Swedish krone. Of the countries in
12

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
which we invest, only the Malayan ringitt managed a 0.7% gain versus the U.S. dollar. As we had been totally unhedged during this period, our local gains were ravaged. Despite this, the local climate for investing and general economic outlook was fairly strong. Our commitment totaled 75 companies from 16 countries representing 62.5% of the portfolio, in line with 62.8% at fiscal year-end.
   In Europe, economic enthusiasm was the key element to a sustained rally in stock prices. Germany, fueled by its slow but steady recovery, was aided in part by the weak U.S. dollar/German mark exchange rate and the ensuing demand for German products abroad. Government talk of structural reforms in taxation and the onset of new capital investment after many years of neglect, helped rally German equities to new highs and set the tone for much of the European markets. The MSCI Europe Index+ climbed 10.7% for the six-month period under review. Our largest European exposure was Germany at 9.1% of net assets. Our German portfolio returned 7.0% for the six-month period, led by the shares of SAP AG, the process control software giant, which rose 45.5% on strong continued growth. Indicative of the mood to restructure occurring in German business and most of continental Europe, was the merger of Rheinelektra AG, a fund holding, into shares of Lahmeyer AG. Both companies were majority owned subsidiaries of mega holding company RWE AG (also a Fund holding). They were consistently profitable but were experiencing difficulties achieving growth in a highly competitive environment, given their large corporate overheads. As both were involved in electrical power distribution and engineering, the synergies and operating benefits of consolidation were obvious. RWE in facilitating the link creates a more competitive subsidiary, in turn making better use of its own capital, and unlocking hidden value among its vast holdings. The dawning of a new period focused on competitiveness and enhancing shareholders value has just begun in Europe. After a strong run-up in price, from depressed pre-merger levels, we opted to sell our shares of Lahmeyer for a modest gain, as a prolonged period of restructuring still lay ahead.
   Disappointing results were registered from France (7.0% of net assets), which returned -3.4%. Despite solid performance from shares of grocery retailer Promodes (sold during the period) +17.9, and new holdings: Technip S.A, +10%, a firm involved in global engineering projects; and pharmaceutical firm Synthelabo, +8.7%, weakness in shares of Television Francais, (sold during period) -23.3%, Sagem, -19.1%, Castorama DuBois, -13.9% and SEB Group, -11.7% reflected an underlying softness in the domestic French economy, which these companies depended on for most of their profits. A weak French franc, -12.5% versus the dollar, exacerbated the poor performance.
   Also hurt by severe currency moves, was our performance in Sweden (period-end weighting of 2.3%), which returned -8.2%. The move in the local currency, the krone, versus the U.S. dollar was -16.3%. Surprise poor profit announcements from two Swedish bellweathers, ABB Ag, the engineering giant and Astra AB, the worldwide pharmaceutical company, accentuated the negative. Both had poor returns, ABB, -2.8% (position was sold) and Astra, -14.6%. With these disappointments notwithstanding, there were some bright spots in Europe. Shares of Belgian chemical and pharmaceutical firm UCB, SA, rose 22.6%; Dutch systems integrator Getronics rose 20.6%. In the U.K., shares of Lloyds TSB Group rose 44.3%, SmithKline Beacham rose 30.1%, and insurer Legal and General rose 24.5%. From Spain, shares of Repsol rose 17.7% and Empresa Nacional de Electricdad rose 15.2%.
   In contrast, Asian markets suffered at the hands of continued domestic weakness in Japan, local interest rate and property price concerns, as well as regional banking crises in Southeast Asia, all of which reverberated
+ UNMANAGED INDEX OF SELECTED SECURITIES.
                                                                              13

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
throughout Hong Kong, Singapore and Malaysia. The surging U.S. dollar also impacted Asian companies as much of its trade is U.S. dollar-denominated. The MSCI Far East Index+ fell 12.0%. Despite these negatives, our shares in Japan performed admirably, returning 0.7%. Convenience chain retailer Seven-Eleven Japan, Ltd., the Fund's largest holding, rose 10.8% on strong-same store sales gains, and electronic game manufacturer Nintendo, Ltd. rose 12% on continuing worldwide acceptance of its new platform, the N64. Particularly weak were shares of our Malaysian holdings, which declined 16.4%. Interest-sensitive issues, reacting to the Bank Negara's (the Malayan Central Bank) raising of short-term rates, were re-rated swiftly lower. Shares of AMMB Holdings fell 19.4%; Commerce Asset Holding fell 24.6%; DCB Holdings fell 7.9% and Malayan Banking fell 6.0%. Automobile maker Proton, despite robust car sales, fell 11.7% on the weakness of the Japanese yen versus the Malayan ringitt. Much of its components originate from Japan.
   Finally, Canadian diversified manufacturer Bombardier, Class B shares, rose 24.3% on its continued success in its three main product categories: regional jets; mass transit; and motorized consumer vehicles, such as snowmobiles and water jetboats. It successfully launched its new commuter plane during the quarter, the "Global Express" and garnered several large mass transit orders, upping its order backlog to new highs.
CONCLUSION
  The unwavering of the U.S. economic juggernaut and the continued improvement in the world's other major economies should, we believe, make for a fertile global investment climate for at least the immediate future. Companies' focus on enhancement of competitiveness and profitability through restructurings, mergers and new product innovations should help sustain strong growth. Our continued focus for the Fund will be to position it to outperform in any economic environment, and be proactive with respect to macro-economic, political and social changes. We will maintain our emphasis on buying companies with the strongest top and bottom line profit growth, strong financial balance sheets and high returns on shareholders equity. Continued holdings in these undervalued well-managed companies, we believe, will help to benefit the Fund handsomely and generate strong long-term capital appreciation.
  We appreciate your support and look forward to providing you with continued updates on the progress of Evergreen Global Leaders Fund.
+ UNMANAGED INDEX OF SELECTED SECURITIES.
14

                         EVERGREEN GLOBAL LEADERS FUND
                            STATEMENT OF INVESTMENTS
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 SHARES                                             VALUE
LONG-TERM INVESTMENTS (95.8%)
COMMON STOCKS -- 95.8%
            AUSTRALIA -- 0.5%
  139,924   Incitec, Ltd........................ $    676,541
            BELGIUM -- 2.9%
    7,000*  Barco NV............................    1,192,447
    2,880   Colruyt SA..........................    1,192,280
      600   UCB SA..............................    1,646,434
                                                    4,031,161
            CANADA -- 4.7%
  140,000   Bombardier, Inc.....................    2,836,077
   75,000*  Canadian Natural Resources, Ltd.....    1,787,760
   80,000   DuPont Canada, Inc..................    2,004,295
                                                    6,628,132
            FRANCE -- 7.0%
    3,800   Carrefour SA........................    2,372,518
    7,000   Castorama Dubois Investisse.........    1,035,038
    6,500   Hermes Internatonal.................    1,748,479
   16,500   LAPEYRE SA..........................      995,117
      641   Sagem Co. SA........................      326,074
    7,700   SEB SA..............................    1,357,543
   12,500   Societe Technip.....................    1,321,426
    6,000   Synthelabo..........................      714,469
                                                    9,870,664
            GERMANY -- 9.1%
    2,500   ALTANA AG...........................    1,934,404
    1,450   Hugo Boss AG........................    1,724,795
  106,300   RWE AG..............................    4,419,448
   17,200   SAP AG..............................    3,131,516
    3,500   Suedzucker AG.......................    1,664,309
                                                   12,874,472
            HONG KONG -- 3.3%
  117,000   Cheung Kong Holdings, Ltd...........    1,027,045
  600,000   Giordano International, Ltd.........      325,308
   52,400   Henderson China Holdings, Ltd.......       90,304
  115,000   Henderson Land Development Co.,
            Ltd.................................      968,663
   60,000   Hong Kong Telecommunications, Ltd.
            ADS.................................    1,027,500
  700,000   National Mutual Asia Ltd............      722,907
   78,000   Wing Lung Bank......................      426,928
                                                    4,588,655
 SHARES                                             VALUE

            ITALY -- 4.1%
   60,000   Benetton Group SpA ADS.............. $  1,552,500
   25,000   Fila Holding SpA ADS................    1,081,250
   73,200   Industrie Natuzzi SpA ADS...........    1,628,700
   25,000   Luxottica Group SpA ADS.............    1,509,375
                                                    5,771,825
            JAPAN -- 6.7%
  150,000   Mitsui Soko Co......................      722,023
   48,000   Nintendo Co., Ltd...................    3,509,198
   69,000   Nippon Chemical.....................      385,945
   75,400   Seven-Eleven Japan Co., Ltd.........    4,781,739
                                                    9,398,905
            MALAYSIA -- 3.3%
   76,000   AMMB Holdings Berhad................      505,496
  100,000   Commerce Asset Holding Berhad.......      597,419
  155,000   DCB Holdings Berhad.................      503,126
  100,000   Malayan Banking Berhad..............      995,699
   40,000   Malaysian Oxygen Berhad.............      197,547
   61,000   Nestle Berhad.......................      476,183
  100,000   Perusahaan Otomobil Nasional
            Berhad..............................      597,419
  112,000   United Engineers Ltd. Berhad........      794,010
                                                    4,666,899
            NETHERLANDS -- 3.5%
   14,000   Elsevier NV.........................      224,195
   28,300   Elsevier NV ADS.....................      919,750
   24,200   Getronics NV........................      732,844
    7,000   Nutricia Verenigde Bedrijven NV.....    1,062,054
   45,000   VNU.................................      930,812
    8,500   Wolters Kluwer NV...................    1,007,365
                                                    4,877,020
            NEW ZEALAND -- 1.0%
   40,200   Telecom Corp. of New Zealand Ltd.
            ADS.................................    1,447,200
            NORWAY -- 0.9%
   15,000   Orkla ASA...........................    1,257,513
            SINGAPORE -- 0.6%
   50,000   Singapore Press Holdings, Ltd.......      925,734

                                                                              15

                         EVERGREEN GLOBAL LEADERS FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 SHARES                                             VALUE
COMMON STOCKS -- 95.8% -- CONTINUED
            SPAIN -- 4.7%
   30,000   Centros Comerciales Pryca, SA....... $    521,186
   36,000   Empresa Nacional de Electricdad
            ADS.................................    2,515,500
   55,000   Prosegur, CIA de Seguridad SA.......      596,252
   70,000   Repsol SA, ADS......................    2,931,250
                                                    6,564,188
            SWEDEN -- 2.3%
    2,600   Astra AB............................      106,390
   55,500   Astra AB ADS........................    2,275,500
    6,200   Hennes & Mauritz AB Cl. B...........      897,039
                                                    3,278,929
            UNITED KINGDOM -- 7.9%
   34,560   Argos Plc...........................      361,284
   30,000   Burmah Castrol Plc..................      491,086
   20,000   Carlton Communications Plc ADS......      837,500
   55,400   Granada Group Plc...................      800,023
   57,750   Legal & General Group Plc...........      387,028
   95,000   Lloyds TSB Group Plc................      866,856
   65,000   Morgan Crucible Company Plc.........      457,212
   40,000   Next Plc............................      422,366
   80,000   Reckitt & Colman Plc................    1,089,141
   95,100   Rentokil Group Plc..................      622,697
   12,500   Reuters Holdings Plc ADS............      770,312
   16,100   SmithKline Beecham Plc ADS..........    1,298,062
   40,000   Smiths Industries Plc...............      488,817
   85,000   TI Group Plc........................      728,768
   32,700   United News & Media Plc ADS.........      399,608
   12,500   Vodafone Group Plc ADS..............      553,125
   26,000   Williams Holdings Plc...............      139,271
   50,300   Wolseley Plc........................      402,726
                                                   11,115,882
            UNITED STATES -- 33.3%
   19,000   AlliedSignal Inc....................    1,372,750
   14,100*  Amgen, Inc..........................      830,138
   33,000   AT & T Corp.........................    1,105,500
   10,500   Avon Products, Inc..................      647,063
   26,000   Callaway Golf Co....................      776,750
 SHARES                                             VALUE

            UNITED STATES -- 33.3% -- CONTINUED

   30,000   Carnival, Corp...................... $  1,106,250
   27,000*  Cisco Systems, Inc..................    1,397,250
   20,000   Coca Cola Co. (The).................    1,272,500
   31,750   Computer Associates International,
            Inc.................................    1,651,000
   43,250*  CUC International, Inc..............      913,656
   20,000   Deere & Co..........................      920,000
   13,900   Disney Walt Co. (The)...............    1,139,800
   15,000   Dover Corp..........................      795,000
   30,000   Dresser Inds Inc....................      896,250
    5,000*  E M C Corp. Mass....................      181,875
   38,000   Federal National Mortgage
            Association.........................    1,562,750
   15,000   Gannett Inc.........................    1,308,750
   25,000   Gap, Inc............................      796,875
   29,500   General Electric Co.................    3,270,812
   16,500   Goodyear Tire & Rubber Co. (The)....      868,312
   30,000   Home Depot, Inc. (The)..............    1,740,000
   15,600   Intel Corp..........................    2,388,750
   26,500   Marriott International, Inc.........    1,464,125
    5,700   Marsh & McLennan Co., Inc...........      686,850
   35,000   Mattel, Inc.........................      975,625
   35,000   MBNA Corp...........................    1,155,000
   12,500   McGraw-Hill Cos., Inc...............      635,938
   21,500   Merck & Co., Inc....................    1,945,750
   12,500   Merrill Lynch & Co., Inc............    1,190,625
   18,500*  Microsoft Corp......................    2,247,750
   22,000   Norwest Corp........................    1,097,250
   35,000*  Oracle Systems Corp.................    1,391,250
   28,000*  Parametric Technology Corp..........    1,267,000
   17,000   Schering-Plough Corp................    1,360,000
   15,000   Schwab (Charles) & Co., Inc.........      549,375
    5,000   Student Loan Marketing Association..      591,250
   30,000   SunAmerica, Inc.....................    1,380,000
   70,000   Wal-Mart Stores, Inc................    1,977,500
                                                   46,857,319
              TOTAL COMMON STOCKS (COST
                 $127,625,609)..................  134,831,039

16

                         EVERGREEN GLOBAL LEADERS FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
SHORT-TERM INVESTMENTS -- 3.2%
 $300,000   Federal Farm Credit Bank
            5.36%, 5/23/97...................... $    299,017
  450,000   Federal Home Loan Mortgage Corp.
            5.41%, 5/6/97.......................      449,662
  100,000   Federal National Mortgage
            Association
            5.41%, 5/2/97.......................       99,985
  300,000   Federal National Mortgage
            Association
            5.41%, 5/9/97.......................      299,639
3,000,000   Federal National Mortgage
            Association
            5.35%, 5/20/97......................    2,991,529
  350,000   Federal National Mortgage
            Association
            5.35%, 5/28/97......................      348,596
              TOTAL SHORT-TERM INVESTMENTS (COST
                 $4,488,428)....................    4,488,428

              TOTAL INVESTMENTS --
                 (COST $132,114,037).....  99.0%  139,319,467
              OTHER ASSETS AND
                 LIABILITIES -- NET......   1.0%    1,396,240
              NET ASSETS --.............. 100.0% $140,715,707

* Non-income producing securities
ADS -- American Depositary Shares
See accompanying combined notes to financial statements.
                                                                              17

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                            INDUSTRY DIVERSIFICATION
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

                                                                                                                     PERCENTAGE OF
                                                                                                                     PERCENTAGE OF
                                                                                                                      NET ASSETS
Automotive Equipment & Manufacturing...............................................................................        0.4%
Banks..............................................................................................................        3.2
Building, Construction & Furnishings...............................................................................        3.0
Chemical & Agricultural Products...................................................................................        2.7
Consumer Products & Services.......................................................................................        8.4
Diversified Companies..............................................................................................        4.2
Energy.............................................................................................................        7.1
Finance & Insurance................................................................................................        6.2
Food & Beverage Products...........................................................................................        4.1
Healthcare Products & Services.....................................................................................        9.7
Industrial Specialty Products & Services...........................................................................        5.6
Information Systems & Technology...................................................................................       10.2
Leisure & Tourism..................................................................................................        1.8
Publishing, Broadcasting & Entertainment...........................................................................        7.0
Real Estate........................................................................................................        1.5
Retailing & Wholesale..............................................................................................       11.7
Telecommunication Equipment & Services.............................................................................        2.1
Textile & Apparel..................................................................................................        4.3
Utilities..........................................................................................................        2.6
      Total Long-Term Investments..................................................................................       95.8
Short-Term Investments.............................................................................................        3.2
Other Assets and Liabilities -- net................................................................................        1.0
      Net Assets...................................................................................................      100.0%

                         EVERGREEN GLOBAL LEADERS FUND
                      STATEMENT OF ASSETS AND LIABILITIES
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $132,114,037)...........................................................  $139,319,467
   Foreign currencies at value (identified cost $46,698).........................................................        46,518
   Cash..........................................................................................................        71,780
   Receivable for investments sold...............................................................................     1,922,429
   Receivable for Fund shares sold...............................................................................     1,260,866
   Dividends and interest receivable.............................................................................       392,717
   Unamortized organization expense..............................................................................        27,741
   Prepaid expenses and other assets.............................................................................        47,846
         Total assets............................................................................................   143,089,364
LIABILITIES:
   Payable for investments purchased.............................................................................     1,999,266
   Payable for Fund shares repurchased...........................................................................       100,056
   Accrued advisory fee..........................................................................................        94,397
   Distribution fee payable......................................................................................        77,792
   Accrued expenses..............................................................................................       102,146
         Total liabilities.......................................................................................     2,373,657
NET ASSETS.......................................................................................................  $140,715,707
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $132,578,745
   Accumulated net investment loss...............................................................................      (148,148)
   Accumulated net realized gain on investments and foreign currency related transactions........................     1,080,260
   Net unrealized appreciation on investments and foreign currency related transactions..........................     7,204,850
         Net assets..............................................................................................  $140,715,707
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($26,473,494/2,113,710 shares of beneficial interest outstanding)..............................  $      12.52
   Sales charge -- 4.75% of offering price.......................................................................          0.62
      Maximum offering price.....................................................................................  $      13.14
   Class B Shares ($85,093,962/6,843,415 shares of beneficial interest outstanding)..............................  $      12.43
   Class C Shares ($1,580,031/127,182 shares of beneficial interest outstanding).................................  $      12.42
   Class Y Shares ($27,568,220/2,197,831 shares of beneficial interest outstanding)..............................  $      12.54

See accompanying combined notes to financial statements

                         EVERGREEN GLOBAL LEADERS FUND
                            STATEMENT OF OPERATIONS
(Art Icon Here)
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $93,292).........................................               $  838,761
   Interest........................................................................................                  143,917
      Total investment income......................................................................                  982,678
EXPENSES:
   Advisory fee....................................................................................  $  500,177
   Distribution fees...............................................................................     260,166
   Transfer agent fee..............................................................................     201,641
   Custodian fee...................................................................................      90,430
   Registration and filing fees....................................................................      76,665
   Administration personnel and service fees.......................................................      21,033
   Professional fees...............................................................................      13,793
   Trustees' fees and expenses.....................................................................       5,100
   Insurance expense...............................................................................       4,225
   Amortization of organizational expense..........................................................       3,913
   Miscellaneous...................................................................................       1,488
   Fee waivers and/or reimbursement from Investment Manager........................................     (48,886)
      Total expenses...............................................................................   1,129,745
   Less: Indirectly paid expenses..................................................................      (1,218)
      Net expenses.................................................................................                1,128,527
Net investment loss................................................................................                 (145,849)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized gain on investments................................................................                1,041,464
   Net realized gain on foreign currency related transactions......................................                   60,123
   Net realized gain on investments and foreign currency related transactions......................                1,101,587
   Net change in unrealized appreciation (depreciation) on investments and foreign currency related
     transactions..................................................................................                3,676,426
Net realized and unrealized gain on investments and foreign currency related transactions..........                4,778,013
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $4,632,164

See accompanying combined notes to financial statements.

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 SIX MONTHS
                                                                                                   ENDED            YEAR ENDED
                                                                                               APRIL 30, 1997    OCTOBER 31, 1996
                                                                                                (UNAUDITED)
OPERATIONS:
   Net investment income (loss).............................................................    $   (145,849)      $      2,343
   Net realized gain on investments and
      foreign currency related transactions.................................................       1,101,587             77,271
   Net change in unrealized appreciation on investments and
      foreign currency related transactions.................................................       3,676,426          3,528,424
      Net increase in net assets resulting from operations..................................       4,632,164          3,608,038
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...............................................................               0             (2,343)
   In excess of net investment income.......................................................               0            (17,247)
   From capital gains.......................................................................         (83,650)                 0
      Total distributions to shareholders...................................................         (83,650)           (19,590)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      66,688,481         72,602,018
   Proceeds from reinvestment of distributions..............................................          72,508             14,211
   Payment for shares redeemed..............................................................      (4,676,980)        (2,122,493)
      Net increase resulting from Fund share transactions...................................      62,084,009         70,493,736
      Net increase in net assets............................................................      66,632,523         74,082,184
NET ASSETS:
   Beginning of period......................................................................      74,083,184              1,000
   End of period (including undistributed net investment loss of ($148,148) and
     distributions in excess of net investment income of ($2,299), respectively)............    $140,715,707       $ 74,083,184

See accompanying combined notes to the financial statements.

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                                                                                    CLASS B
                                                                                          CLASS A SHARES            SHARES
                                                                                    SIX MONTHS       JUNE 3,      SIX MONTHS
                                                                                       ENDED          1996*          ENDED
                                                                                     APRIL 30,       THROUGH       APRIL 30,
                                                                                       1997        OCTOBER 31,       1997
                                                                                    (UNAUDITED)       1996        (UNAUDITED)
PER SHARE DATA:++
Net asset value, beginning of period.............................................      $11.91         $11.29         $11.87
Income from investment operations:
  Net investment income (loss)...................................................         .01             --           (.04)
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................         .61            .62            .61
    Total from investment operations.............................................         .62            .62            .57
Less distributions to shareholders from:
  Net investment income..........................................................          --             --             --
  Net realized gain on investments and foreign currency related transactions.....        (.01)            --           (.01)
    Total distributions..........................................................        (.01)           .00           (.01)
Net asset value, end of period...................................................      $12.52         $11.91         $12.43
TOTAL RETURN+....................................................................        5.2%           5.5%           4.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                              $26,473        $12,975        $85,094
Ratios to average net assets:+++
  Expenses.......................................................................       1.76%**        1.75%**        2.50%**
  Net investment income..........................................................       0.12%**        0.10%**       (0.63%)**
Portfolio turnover rate..........................................................          8%            20%#            8%
Average commission rate paid per share...........................................      $.0572         $.0659         $.0572

                                                                                 CLASS B SHARES
                                                                                     JUNE 3,
                                                                                      1996*
                                                                                     THROUGH
                                                                                   OCTOBER 31,
                                                                                      1996
PER SHARE DATA:++
Net asset value, beginning of period.............................................     $11.29
Income from investment operations:
  Net investment income (loss)...................................................       (.02)
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................        .60
    Total from investment operations.............................................        .58
Less distributions to shareholders from:
  Net investment income..........................................................         --
  Net realized gain on investments and foreign currency related transactions.....         --
    Total distributions..........................................................        .00
Net asset value, end of period...................................................     $11.87
TOTAL RETURN+....................................................................       5.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                             $41,948
Ratios to average net assets:+++
  Expenses.......................................................................      2.50%**
  Net investment income..........................................................     (0.68%)**
Portfolio turnover rate..........................................................        20%#
Average commission rate paid per share...........................................     $.0659

*   Commencement of class operations.

** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily. comparable to that of the Class Y shares and are not necessarily indicative of future ratios.

#   Calculated for the twelve months ended October 31, 1996.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Calculated based on average shares outstanding during the period.

+++ Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                                                                                    CLASS B
                                                                                          CLASS A SHARES            SHARES
                                                                                    SIX MONTHS       JUNE 3,      SIX MONTHS
                                                                                       ENDED          1996*          ENDED
                                                                                     APRIL 30,       THROUGH       APRIL 30,
                                                                                       1997        OCTOBER 31,       1997
                                                                                    (UNAUDITED)       1996        (UNAUDITED)
Expenses.........................................................................      1.85%           2.16%          2.60%
Net investment income (loss).....................................................      0.02%          (0.31%)        (0.72%)

                                                                                 CLASS B SHARES
                                                                                     JUNE 3,
                                                                                      1996*
                                                                                     THROUGH
                                                                                   OCTOBER 31,
                                                                                      1996
Expenses.........................................................................      2.93%
Net investment income (loss).....................................................     (1.11%)

See accompanying combined notes to financial statements.

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                                                                                    CLASS Y
                                                                                          CLASS C SHARES            SHARES
                                                                                    SIX MONTHS       JUNE 3,      SIX MONTHS
                                                                                       ENDED          1996*          ENDED
                                                                                     APRIL 30,       THROUGH       APRIL 30,
                                                                                       1997        OCTOBER 31,       1997
                                                                                    (UNAUDITED)       1996        (UNAUDITED)
PER SHARE DATA:++
Net asset value, beginning of period.............................................      $11.86         $11.29         $11.91
Income from investment operations:
  Net investment income (loss)...................................................        (.04)          (.02)           .02
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................         .61            .59            .62
    Total from investment operations.............................................         .57            .57            .64
Less distributions to shareholders from:
  Net investment income..........................................................          --             --            .00
  Net realized gain on investments and foreign currency related transactions.....        (.01)            --           (.01)
    Total distributions..........................................................        (.01)           .00           (.01)
Net asset value, end of period...................................................      $12.42         $11.86         $12.54
TOTAL RETURN+....................................................................        4.8%           5.0%           5.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........................................      $1,580           $554        $27,568
Ratios to average net assets:+++
  Expenses.......................................................................       2.51%**        2.50%**        1.50%**
  Net investment income..........................................................      (0.63%)**      (0.67%)**       0.35%**
Portfolio turnover rate..........................................................          8%            20%#            8%
Average commission rate paid per share...........................................      $.0572         $.0659         $.0572

                                                                                 CLASS Y SHARES
                                                                                   YEAR ENDED
                                                                                   OCTOBER 31,
                                                                                      1996
PER SHARE DATA:++
Net asset value, beginning of period.............................................     $10.00
Income from investment operations:
  Net investment income (loss)...................................................        .07
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................       1.88
    Total from investment operations.............................................       1.95
Less distributions to shareholders from:
  Net investment income..........................................................       (.04)
  Net realized gain on investments and foreign currency related transactions.....         --
    Total distributions..........................................................       (.04)
Net asset value, end of period...................................................     $11.91
TOTAL RETURN+....................................................................      19.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........................................    $18,607
Ratios to average net assets:+++
  Expenses.......................................................................      1.47%
  Net investment income..........................................................      0.62%
Portfolio turnover rate..........................................................        20%#
Average commission rate paid per share...........................................     $.0659

*   Commencement of class operations.

** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily. comparable to that of the Class Y shares and are not necessarily indicative of future ratios.

#   Calculated for the twelve months ended October 31, 1996.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Calculated based on average shares outstanding during the period.

+++ Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                                                                                     CLASS Y
                                                                                         CLASS C SHARES              SHARES
                                                                                  SIX MONTHS                       SIX MONTHS
                                                                                     ENDED       JUNE 3, 1996*        ENDED
                                                                                   APRIL 30,        THROUGH         APRIL 30,
                                                                                     1997         OCTOBER 31,         1997
                                                                                  (UNAUDITED)         1996         (UNAUDITED)
Expenses.......................................................................       2.61%           2.93%           1.60%
Net investment income (loss)...................................................      (0.72%)         (1.10%)          0.25%

                                                                               CLASS Y SHARES
                                                                                 YEAR ENDED
                                                                                 OCTOBER 31,
                                                                                    1996
Expenses.......................................................................      2.51%
Net investment income (loss)...................................................     (0.42%)

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
SAMUEL A. LIEBER

   This Semiannual Report for Evergreen Global Real Estate
Equity Fund covers the six-month period ended April 30. The
Fund began the period under review with a net asset value
(NAV) per share (Class Y, no-load shares) of $12.31, declined to a low of $11.22 on April 22, and ended the period at
$11.37. We believe that the April 22 low was the turning point for the Fund in this period of underperformance which began
last year on June 28, when the Fund's NAV per share was
$13.51. This period of underperformance marks only the second time since the Fund's inception in 1989, that it has
underperformed the GPR Global Real Estate Index* for a period
longer than                                                     (Photo Here)
three months. Significantly, subsequent to April 30, the Fund returned to its levels of last October. With this report, we will discuss the reasons for the Fund's underperformance, why we believe the performance has recovered and where we believe the Fund will find opportunities over the near and long-term periods.

PERIOD IN REVIEW
   Evergreen Global Real Estate Equity Fund benefited from the excellent performance of a number of property shares in Europe, but was adversely impacted by poor performing markets in Asia. The Fund's performance suffered further as a result of the U.S. dollar's appreciation against the average of all continental European currencies, and the Japanese yen, of approximately 14% and 11%, respectively. During this period, the dollar rose against virtually every currency, and much of this appreciation took place in the first five weeks of 1997.
   During the six months under review, the weakest property market was Thailand, where the local Thai Property Developer Index** declined by 43%. Concerns over a residential housing glut were exacerbated by an overall slowdown in the economy, political instability and a decline in consumer and investor confidence. In aggregate, these concerns have led to a banking crisis. The Fund's two largest holdings in Thailand, Hemaraj Land & Development Public Co., Ltd. and Saha Pathana Inter-Holdings Co., declined by only 18.1% and 0.8%, respectively, as their focus is on industrial property, which has been the only healthy property sector. The Philippines was the other major negative for the Fund, as two of our larger holdings, Megaworld Properties and Holdings, Inc., and SM Development Corp. fell by 41% and 31%, respectively. Philippines securities have been affected by a scare that the Philippines may be the next Thailand. However, we believe the country's property market, banking system and overall economy are much stronger than Thailand's. Nonetheless, the Fund's position in the Philippines was reduced from 13.3% at the beginning of the period to 5.4% by April 30. Despite the slide in share prices, the Fund was still able to book gains as positions were reduced. Among stocks sold, Megaworld and Filinvest Land provided average gains of 60% and 50%, respectively. Another area of general weakness in the Fund's portfolio was Japan, where smaller capitalization stocks have underperformed those in the Nikkei 225 Index, which has only three real estate stocks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INTERNATIONAL INVESTING INVOLVES INCREASED RISKS AND VOLATILITY.
* A GLOBAL MARKET CAPITALIZATION-WEIGHTED PERFORMANCE INDEX (IN U.S. DOLLARS) OF LISTED PROPERTY/REAL ESTATE SECURITIES MEASURING TOTAL RETURN
** UNMANAGED INDEX OF SELECTED SECURITIES
AN INVESTMENT CAN NOT BE MADE IN AN INDEX

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

   In Europe, the Fund enjoyed a number of superb gains, led by two of its holdings in Spain, Sotogrande and Immobilaria Urbis SA, which rose 76% and 74%, respectively. On average, the Fund's investments in France rose in line with the SBF Real Estate Index**. The stellar performer in France was Societe du Louvre which rose 55% in local currency. The Fund's principal holding in Germany, Kampa Haus, rose almost 23%, as interest rates have come down and the German economy is showing signs of improvement. Scandinavia was also a positive area for the Fund. Notably, Norway's Steen and Strom ASA rose by more than 38% and Denmark's Thorkild Kristensen rose 14.5%. The Fund also enjoyed a number of similar gains from its holdings in Great Britain, Argentina and Canada. Currency depreciation against the dollar, however, reduced much of the Fund's substantial gains in local currencies.

PORTFOLIO CHANGES
   In response to the weakening market sentiment, particularly in Southeast Asia, a number of changes were made to the Fund with the intent to decrease the potential volatility of the portfolio. The average market capitalization of the portfolio was increased to help reduce the Fund's exposure to more volatile "high beta"*** stocks. In particular, the Fund's weighting in stocks from North American countries was increased from 22.1% to 27% of net assets, which increased the Fund's dollar exposure. This was offset by a reduction in holdings in Asia from 34.9% to 21%. Most of this decrease came from an almost 10% reduction in the Fund's Southeast Asia holdings to nearly half of its 1996 fiscal year-end weighting. The other major change in country weightings was in Europe, where holdings were increased from 33.1% to 40.8% of the Fund's net assets. This included an increase in the exposure to Scandinavian countries from 6.8% to 9.5%, as the Fund initiated two positions in Sweden.

PROSPECTS FOR RECOVERY
   A basic premise from which we operate is that real estate demand springs from economic growth. The supply side of this equation is influenced by specific market factors, as well as financial liquidity levels. The U.S. and Great Britain were the first countries to bring liquidity back to the real estate markets following the "Gulf War" recession. Economic growth started to pick up at about the same time. The issue in the U.S., is how far along the curve of the real estate cycle is the property market at present. Clearly, the easy money has been made, as occupancies and rents are now high enough to make new development feasible in many markets. Given the broad availability of significant capital to supply new development, the critical variable will be the sustainability of economic growth and, hence, demand by potential occupiers. Thus, we are cautiously optimistic that attractive investments can still be found in the property share markets of both the U.S. and Great Britain through attention to share and market fundamentals.
   Europe has been something of an enigma, as the effort to achieve multi-national convergence to the standards of the European Monetary Union (EMU) has in fact prevented a number of countries from emerging from their prolonged recessions. Such enforced fiscal austerity has led to unemployment rates averaging 10.9% for prospective EMU countries and ranging from 12% to 15% in many neighboring countries. The outcome has been stalled economic recoveries and anemic gross domestic product (GDP) growth levels. As a result, Continental Europe is typically three to four years behind the U.S. in both its business and real estate cycles.

** UNMANAGED INDEX OF SELECTED SECURITIES
***BETA IS A MEASURE OF THE MARKET RISK OF A SECURITY, ILLUSTRATING THE VOLATILITY OF ITS NET ASSET PER SHARE (NAV) AS COMPARED WITH THE MARKET AS A WHOLE (AS MEASURED BY S&P 500 REINVESTED INDEX WHICH IS ASSIGNED A BETA OF ONE). A BETA OF LESS THAN ONE INDICATES THAT THE NAV WOULD FLUCTUATE LESS THAN THE MARKET AND GREATER THAN ONE INDICATES IT WOULD FLUCTUATE MORE THAN THE MARKET.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
Thus, while the U.S. and Great Britain have already enjoyed a rebound in rents and property values, the property markets in Continental Europe are still in the early stages of recovery. So called "vulture" investors from the U.S. and Great Britain have made some acquisitions, bringing new investment capital back to these property markets.
   Japan has been plagued by its government's inability and unwillingness to bail out its financial system as the U.S. did with the Resolution Trust Corporation in the early 1990's. As a result, the stabilization of Japan's property and financial markets has taken more than six years. Prime rents have been increasing as vacancy rates have declined in major cities and new capital has come into the market predominantly from other Asian investors seeking premiere buildings and prime development locations. Several periods of solid GDP growth have been posted over the past year, however, these have been primarily the result of strong export growth and not domestic consumption. We believe that domestic consumption will probably pick up within the next twelve months and will lead to a more balanced recovery in the property sector.
   The stock markets of Southeast Asia have followed different economic cycles based on inter-ASEAN+ trade and the influence of economic patterns from the major industrialized nations as well as their own domestic economies. The strongest economic theme during the period under review has been the imminent takeover of Hong Kong by mainland China on June 30. This has led to significant cross-border inflows of funds into Hong Kong's stock and real estate markets. Indeed, this proved very volatile for Hong Kong's residential market which itself is a strong proxy for the stock market with regard to appreciation potential and overall liquidity levels. We believe Hong Kong's stock market has shown signs of speculative volatility and suspect that it has experienced a mini bubble of "irrational exuberance" which will need time to gradually deflate. Thailand, on the other hand, has seen its robust economy, which produced 10% annual GDP growth for much of the last two decades, finally come back to earth as stretched financial markets reacted to an economy that perhaps grew too rapidly and with too little control. This will probably take a couple of years to set right, during which time those companies with strong balance sheets should have opportunities to reap potentially huge rewards. It is worth noting that a number of regional investors from Singapore, Malaysia and Hong Kong have begun to search for bargains in Thailand's property markets. The Philippines appears to have followed a similar pattern, but we believe that this country, which suffered a decade of stagnation before seeing its economy take off in 1994, is merely catching its breath as capital markets and economic demand get realigned. Excesses should be absorbed by the country's expanding middle class, within a reasonable period. Singapore has also slowed down and this is being reflected in the flattening out of real estate prices across all sectors. Malaysia, on the other hand, perhaps saw liquidity grow too quickly and we believe that secondary locations and specific markets are being overbuilt and may offer better opportunities next year. Australia and New Zealand have experienced fairly anemic economic growth, however Sidney is enjoying its own mini cycle as it prepares for the 2000 Olympics. Latin America, in general, has recovered from the peso crisis of late 1994/early 1995 and we are beginning to see new opportunities as domestic demand has gradually re-emerged, as have foreign investors. While Canada is often seen as tailing the U.S., this time it took several years to occur. After the rebound in share prices last fall, new companies have been coming public and, thus, creating more potential investment opportunities.

+ ASSOCIATION OF SOUTHEAST ASIAN NATIONS

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

FUTURE OPPORTUNITIES
   In conclusion, we believe that the growth prospects and the opportunity to invest at reasonable values is much greater abroad than in the U.S. Financial markets abroad have stabilized and appear poised to grow with the prospect of their economies' expanding. This bodes well for revived demand for property which in turn should hasten the return of investment capital to the property markets. We believe that the expansion of public equity markets' role in providing such investment capital will rapidly expand the range of investment opportunities for stock investors. Just as a ten-fold growth in the stock market capitalization of publicly traded property shares occurred here from 1993 to the present, we expect new investment to fuel share price performance.
   Over the past three years, property stocks abroad (measured using the GPR International Index - excluding the U.S.) produced a total return of 13.7% for the entire 36 months. By comparison, the Wilshire Real Estate Securities Index++ measuring U.S. stocks rose by 51.1% for the same period. We believe that this relative underperformance has set levels from which foreign property shares in general appear historically cheaper in relative terms. This reflects our thesis that many business cycles abroad are only in the early stages of economic recovery. This is why we are optimistic about the Fund's opportunities for profitable investment in foreign property shares. The six-month total returns ended April 30, 1997, for the Fund's Class Y, no-load shares and Class A shares at net asset value were -7.4%+++ and -7.5%+++, respectively.
   We appreciate your support during this recent difficult period and look forward to updating Evergreen Global Real Estate Equity Fund's progress in its Annual Report.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
++ UNMANAGED INDEX OF SELECTED SECURITIES
+++ PERFORMANCE FIGURES INCLUDE REINVESTMENT OF DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. -11.9% WAS THE 6-MONTH TOTAL RETURN ENDED 4/30/97 FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT-END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE AND ABSORBED A PORTION OF THE FUND'S OTHER EXPENSES. HAD THE FEE NOT BEEN WAIVED OR EXPENSES ABSORBED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER AND EXPENSE ABSORPTION MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER AND EXPENSE ABSORPTION, PLEASE SEE THE PROSPECTUS.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                            STATEMENT OF INVESTMENTS
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 SHARES                                               VALUE
LONG-TERM INVESTMENTS -- (98.0%)
COMMON STOCKS -- 98.0%
            ARGENTINA -- 5.6%
  281,313   Inversiones y Representaciones SA..... $   990,321
   30,868   Inversiones y Representaciones
            SA, GDR...............................   1,080,380
                                                     2,070,701
            BELGIUM -- 0.9%
    7,342   Bernheim-Comofi.......................     347,076
            CANADA -- 1.9%
  100,000*  Gentra, Inc...........................     221,188
   70,000   Monarch Development Corp..............     484,789
                                                       705,977
            DENMARK -- 4.5%
   12,600*  Nordicom AS...........................     182,575
   20,525   Thorkild Kristensen...................   1,479,263
                                                     1,661,838
            FRANCE -- 12.4%
    6,576   Simco Registered Shares...............     571,238
   20,000   Societe des Immeubles.................   1,261,030
   51,078   Societe du Louvre.....................   1,916,573
    8,450   Unibail...............................     817,999
                                                     4,566,840
            GERMANY -- 3.6%
   35,897   Kampa Haus AG.........................   1,336,965
            JAPAN -- 10.2%
      220   Chubu Sekiwa Real Estate, Ltd.........       1,889
   52,000   Daibiru Corp..........................     573,522
  190,000   Diamond City Co., Ltd.................   1,047,781
  133,100   Kansai Sekiwa Real Estate Co.,
            Ltd...................................     968,877
   47,000   Tachihi Enterprise Co., Ltd...........   1,140,426
                                                     3,732,495
            MALAYSIA -- 0.9%
  108,300   IOI Properties Berhad.................     258,802
   39,200*  IOI Properties Berhad
            Warrants @ 2.75 MR expiring 5/18/98...      60,108
                                                       318,910
            MEXICO -- 3.6%
  930,000*  Grupo Posadas, SA de CV, Class A
             Shares...............................     428,339
1,930,000*  Grupo Posadas, SA de CV, Class L
             Shares...............................     888,920
                                                     1,317,259

 SHARES                                               VALUE

            NETHERLANDS -- 4.1%
  110,500   German City Estates NV................ $ 1,508,649
            NORWAY -- 2.4%
   65,000   Steen & Strom ASA.....................     885,385
            PHILIPPINES -- 5.4%
2,000,000*  Guoco Holdings........................     291,998
2,576,250*  Megaworld Properties and
             Holdings, Inc.........................     576,408
3,461,000*  Robinson's Land Corp. Class B..........     498,741
7,125,000*  SM Development Corp....................     621,445
                                                      1,988,592
            SINGAPORE -- 0.3%
  114,200   Hotel Grand Central, Ltd...............      94,674
            SPAIN -- 5.3%
   40,000   Inmobilaria Urbis SA...................     251,701
  239,993   Sotogrande SA..........................     709,121
   40,000   Vallehermoso SA........................     984,918
                                                      1,945,740
            SWEDEN -- 2.6%
   99,800*  Anders Dioes AB........................     502,518
   62,000*  NK Cityfastigheter AB..................     434,688
                                                        937,206
            THAILAND -- 4.2%
  123,700   Hemaraj Land & Development
            Public Co., Lt.........................     406,059
   22,900   MK Real Estate Development
            Corp., Ltd.............................      25,203
  400,000   Saha Pathana Inter-Holdings Co.........     964,686
  206,200   Sammakorn Public Co., Ltd..............     153,925
                                                      1,549,873
            UNITED KINGDOM -- 5.0%
  500,000   Greycoat Plc..........................    1,243,922
1,000,000   Hemingway Properties Plc..............      607,780
                                                      1,851,702

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 SHARES                                               VALUE
COMMON STOCKS -- 98.0% -- CONTINUED
            UNITED STATES -- 25.1%
   36,900*  Alexander's, Inc...................... $ 2,453,850
   20,000   CarrAmerica Realty Corp...............     557,500
   97,600   Continental Homes Holding Corp........   1,549,400
   10,000   Crescent Real Estate Equities, Inc....     262,500
   89,516   Horizon Group, Inc ...................   1,152,518
   28,100*  Pacific Greystone Corp................     414,475
   15,000   Prentiss Properties Trust.............     354,375
  258,100*  Presley Companies (The), Class A......     290,363
   20,000   Santa Anita Realty Enterprises, Inc...     587,500
    8,000   Starwood Lodging Trust................     308,000
  120,000*  US Home Corp.,
            Warrants @ $20 expiring 6/22/98.......     750,000
  130,700*  Washington Homes, Inc.................     522,800
                                                     9,203,281
              TOTAL COMMON STOCKS
                 (COST $40,633,628)...............  36,023,163

            TOTAL INVESTMENTS --
              (COST $40,633,628)..........   98.0% $36,023,163
            OTHER ASSETS AND
              LIABILITIES -- NET..........    2.0%     720,797
            NET ASSETS --.................  100.0% $36,743,960

* Non-income producing securities

GDR -- Global Depositary Receipts

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $40,633,628).............................................................  $36,023,163
   Foreign currencies at value (identified cost $60,565)..........................................................       58,016
   Cash...........................................................................................................        1,632
   Receivable for investments sold................................................................................    1,423,820
   Dividends and interest receivable..............................................................................      122,517
   Receivable for Fund shares sold................................................................................       31,703
   Prepaid expenses and other assets..............................................................................       45,191
         Total assets.............................................................................................   37,706,042
LIABILITIES:
   Payable for investments purchased..............................................................................      849,315
   Accrued advisory fee...........................................................................................       27,840
   Payable for Fund shares repurchased............................................................................       21,478
   Distribution fee payable.......................................................................................          336
   Payable for line of credit.....................................................................................          311
   Accrued expenses...............................................................................................       62,802
         Total liabilities........................................................................................      962,082
NET ASSETS........................................................................................................  $36,743,960
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $46,848,544
   Accumulated net investment loss................................................................................     (155,960)
   Accumulated net realized loss on investments and foreign currency related transactions.........................   (5,328,568)
   Net unrealized depreciation on investments and foreign currency related transactions...........................   (4,620,056)
         Net assets...............................................................................................  $36,743,960
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($850,874/74,895 shares of beneficial interest outstanding).....................................      $ 11.36
   Sales charge -- 4.75% of offering price........................................................................         0.57
         Maximum offering price...................................................................................      $ 11.93
   Class B Shares ($180,529/16,139 shares of beneficial interest outstanding).....................................      $ 11.19
   Class C Shares ($89,109/7,968 shares of beneficial interest outstanding).......................................      $ 11.18
   Class Y Shares ($35,623,448/3,131,956 shares of beneficial interest outstanding)...............................      $ 11.37

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                            STATEMENT OF OPERATIONS
(Art Icon Here)
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $22,054).........................................               $   289,388
   Interest........................................................................................                     6,955
         Total investment income...................................................................                   296,343
EXPENSES:
   Advisory fee....................................................................................  $  220,299
   Custodian fee...................................................................................      92,439
   Transfer agent fee..............................................................................      44,822
   Registration and filing fees....................................................................      33,765
   Professional fees...............................................................................      13,165
   Reports and notices to shareholders.............................................................       8,600
   Trustees' fees and expenses.....................................................................       5,031
   Insurance.......................................................................................       4,245
   Distribution fees...............................................................................       2,306
   Miscellaneous...................................................................................       1,946
   Fee waivers and/or reimbursement from Investment Manager........................................     (22,030)
      Total operating expenses.....................................................................     404,588
   Interest........................................................................................       4,331
   Less: Indirectly paid expenses..................................................................        (407)
         Net expenses..............................................................................                   408,512
Net investment loss................................................................................                  (112,169)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized gain on investments................................................................                 1,618,430
   Net realized gain on foreign currency related transactions......................................                       908
   Net realized gain on investments and foreign currency related transactions......................                 1,619,338
   Net change in unrealized appreciation (depreciation) on investments and foreign currency related
     transactions..................................................................................                (4,354,145)
Net realized and unrealized loss on investments and foreign currency related transactions..........                (2,734,807)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $(2,846,976)

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  SIX MONTHS           YEAR
                                                                                                    ENDED             ENDED
                                                                                                APRIL 30, 1997   OCTOBER 31, 1996
                                                                                                 (UNAUDITED)
OPERATIONS:
   Net investment income (loss)...............................................................   $    (112,169)    $     66,648
   Net realized gain on investments and foreign currency related transactions.................       1,619,338          495,328
   Net change in unrealized appreciation (depreciation) on investments and foreign currency
     related transactions.....................................................................      (4,354,145)       3,504,138
      Net increase (decrease) in net assets resulting from operations.........................      (2,846,976)       4,066,114
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class Y Shares.............................................................................         (76,344)               0
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..................................................................       1,241,105       16,042,743
   Proceeds from reinvestment of distributions................................................          43,582                0
   Payment for shares redeemed................................................................      (9,982,783)     (33,339,082)
      Net decrease resulting from Fund share transactions.....................................      (8,698,096)     (17,296,339)
      Net decrease in net assets..............................................................     (11,621,416)     (13,230,225)
NET ASSETS:
   Beginning of period........................................................................      48,365,376       61,595,601
   End of period (including accumulated net investment loss and undistributed net investment
     income of ($155,960) and $32,553, respectively)..........................................   $  36,743,960     $ 48,365,376

See accompanying combined notes to the financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

                             FINANCIAL HIGHLIGHTS

                                                             CLASS A SHARES                          CLASS B SHARES
                                          SIX MONTHS                             FEBRUARY 10,   SIX MONTHS
                                             ENDED                   ONE MONTH       1995*         ENDED
                                           APRIL 30,   YEAR ENDED      ENDED        THROUGH      APRIL 30,   YEAR ENDED
                                             1997      OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,     1997      OCTOBER 31,
                                          (UNAUDITED)     1996         1995#         1995       (UNAUDITED)     1996
PER SHARE DATA+++:
Net asset value, beginning of period.....    $12.28       $11.58       $12.12        $11.46        $12.14       $11.53
Income from investment operations:
  Net investment income (loss)...........      (.06)         .06         (.01)          .07          (.10)        (.13)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    related transactions.................      (.86)         .64         (.53)          .59          (.85)         .74
    Total from investment operations.....      (.92)         .70         (.54)          .66          (.95)         .61
Net asset value, end of period...........    $11.36       $12.28       $11.58        $12.12        $11.19       $12.14
TOTAL RETURN+............................      (7.5%)        6.0%        (4.5%)         5.8%         (7.8%)        5.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $851         $721          $74           $66          $180         $134
Ratios to average net assets:
  Expenses**.............................      2.11%++      1.79%        1.73%++       1.61%++       2.86%++      2.56%
  Interest expense.......................      0.02%++      0.03%        0.03%++       0.01%++       0.02%++      0.03%
  Net investment income (loss)**.........      0.74%++      0.40%       (1.26%)++       0.98%++      1.48%++     (1.03%)
Portfolio turnover rate..................        17%          25%           1%           28%##         17%          25%
Average commission rate paid per share...    $.0039       $.0037          N/A           N/A        $.0039       $.0037

                                                 CLASS B SHARES
                                                         FEBRUARY 8,
                                            ONE MONTH       1995*
                                              ENDED        THROUGH
                                           OCTOBER 31,  SEPTEMBER 30,
                                              1995#         1995
PER SHARE DATA+++:
Net asset value, beginning of period.....      $12.08        $11.44
Income from investment operations:
  Net investment income (loss)...........        (.02)          .08
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    related transactions.................        (.53)          .56
    Total from investment operations.....        (.55)          .64
Net asset value, end of period...........      $11.53        $12.08
TOTAL RETURN+............................        (4.6%)         5.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $100          $128
Ratios to average net assets:
  Expenses**.............................        2.44%++        2.42%++
  Interest expense.......................        0.03%++        0.03%++
  Net investment income (loss)**.........       (1.98%)++        1.38%++
Portfolio turnover rate..................           1%           28%##
Average commission rate paid per share...         N/A           N/A

*   Commencement of class operations.

#   The Fund changed its year end from September 30 to October 31.

##  Portfolio turnover is calculated for the year ended September 30, 1995.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                             CLASS A SHARES                          CLASS B SHARES
                                          SIX MONTHS                             FEBRUARY 10,   SIX MONTHS
                                             ENDED                   ONE MONTH       1995*         ENDED
                                           APRIL 30,   YEAR ENDED      ENDED        THROUGH      APRIL 30,   YEAR ENDED
                                             1997      OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,     1997      OCTOBER 31,
                                          (UNAUDITED)     1996         1995#         1995       (UNAUDITED)     1996
Expenses.................................     2.22%        2.97%       46.90%        21.59%         2.97%       14.45%
Net investment loss......................    (0.84%)      (0.78%)     (46.44%)      (19.00%)       (1.58%)     (12.92%)

                                               CLASS B SHARES
                                                         FEBRUARY 8,
                                            ONE MONTH       1995*
                                              ENDED        THROUGH
                                           OCTOBER 31,  SEPTEMBER 30,
                                              1995#         1995
Expenses.................................     31.39%        82.74%
Net investment loss......................    (30.94%)      (79.94%)

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                                                               CLASS C SHARES
                                                                                  SIX MONTHS
                                                                                     ENDED                       ONE MONTH
                                                                                   APRIL 30,     YEAR ENDED        ENDED
                                                                                     1997        OCTOBER 31,    OCTOBER 31,
                                                                                  (UNAUDITED)       1996           1995#
PER SHARE DATA+++:
Net asset value, beginning of period...........................................      $12.14         $11.53         $12.08
Income from investment operations:
  Net investment income (loss).................................................        (.10)          (.13)          (.02)
  Net realized and unrealized gain (loss) on investments and foreign currency
    related transactions.......................................................        (.86)           .74           (.53)
    Total from investment operations...........................................        (.96)           .61           (.55)
Less distributions to shareholders from:
  Net investment income........................................................          --             --             --
  Net realized gain on investments and foreign currency related transactions...          --             --             --
    Total distributions........................................................          --             --             --
Net asset value, end of period.................................................      $11.18         $12.14         $11.53
TOTAL RETURN+..................................................................       (7.8%)          5.3%          (4.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                $89             $8             $4
Ratios to average net assets:
  Expenses**...................................................................       2.90%++        2.54%          2.37%++
  Interest expense.............................................................       0.02%++        0.03%          0.02%++
  Net investment income (loss)**...............................................      (1.43%)++      (1.06%)        (1.94%)++
Portfolio turnover rate........................................................         17%            25%             1%
Average commission rate paid per share.........................................      $.0039         $.0037            N/A


                                                                                CLASS C SHARES
                                                                                  FEBRUARY 9,
                                                                                     1995*
                                                                                    THROUGH
                                                                                 SEPTEMBER 30,
                                                                                     1995
PER SHARE DATA+++:
Net asset value, beginning of period...........................................      $11.43
Income from investment operations:
  Net investment income (loss).................................................         .06
  Net realized and unrealized gain (loss) on investments and foreign currency
    related transactions.......................................................         .59
    Total from investment operations...........................................         .65
Less distributions to shareholders from:
  Net investment income........................................................          --
  Net realized gain on investments and foreign currency related transactions...          --
    Total distributions........................................................          --
Net asset value, end of period.................................................      $12.08
TOTAL RETURN+..................................................................        5.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $7
Ratios to average net assets:
  Expenses**...................................................................       1.54%++
  Interest expense.............................................................       0.01%++
  Net investment income (loss)**...............................................        .86%++
Portfolio turnover rate........................................................         28%++++
Average commission rate paid per share.........................................         N/A

*    Commencement of class operations.

#    The Fund changed its fiscal year end from September 30 to October 31.

##   The Fund changed its fiscal year end from December 31 to September 30.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++   Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

++++ Portfolio turnover is calculated for the year ended September 30, 1995.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                                                               CLASS C SHARES
                                                                                  SIX MONTHS
                                                                                     ENDED                       ONE MONTH
                                                                                   APRIL 30,     YEAR ENDED        ENDED
                                                                                     1997        OCTOBER 31,    OCTOBER 31,
                                                                                  (UNAUDITED)       1996           1995#
Expenses.......................................................................       3.00%         118.64%        570.26%
Net investment loss............................................................      (1.53%)       (117.16%)      (569.83%)

                                                                                CLASS C SHARES
                                                                                  FEBRUARY 9,
                                                                                     1995*
                                                                                    THROUGH
                                                                                 SEPTEMBER 30,
                                                                                     1995
Expenses.......................................................................      269.60%
Net investment loss............................................................     (266.32%)

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                                                        CLASS Y SHARES
                                                            SIX MONTHS
                                                               ENDED                     ONE MONTH                     NINE MONTHS
                                                             APRIL 30,    YEAR ENDED       ENDED       YEAR ENDED         ENDED
                                                              1997+++     OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   SEPTEMBER 30,
                                                            (UNAUDITED)     1996+++        1995#          1995           1994##
PER SHARE DATA:
Net asset value, beginning of period......................     $12.31        $11.59        $12.13         $13.81           $14.75
Income from investment operations:
  Net investment income (loss)............................       (.04)          .01          (.01)           .11              .07
  Net realized and unrealized gain (loss) on investments
    and foreign currency related transactions.............       (.88)          .71          (.53)         (1.17)           (1.01)
    Total from investment operations......................       (.92)          .72          (.54)         (1.06)            (.94)
Less distributions to shareholders from:
  Net investment income...................................       (.02)           --            --           (.10)              --
  Net realized gain on investments and foreign currency
    related transactions..................................         --            --            --           (.52)              --
    Total distributions...................................       (.02)           --            --           (.62)              --
Net asset value, end of period............................     $11.37        $12.31        $11.59         $12.13           $13.81
TOTAL RETURN+.............................................      (7.4%)         6.2%         (4.5%)         (7.7%)           (6.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $35,623       $47,502       $61,418        $67,645         $132,294
Ratios to average net assets:
  Expenses................................................      1.84%++**     1.62%**       1.62%++        1.54%            1.46%++
  Interest expense........................................      0.02%++       0.03%         0.03%++        0.05%            0.08%++
  Net investment income (loss)............................      (.50%)++**      .11%**     (1.14%)++        .92%             .56%++
Portfolio turnover rate...................................        17%           25%            1%            28%              63%
Average commission rate paid per share....................     $.0039        $.0037           N/A            N/A              N/A

                                                           CLASS Y SHARES
                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                                1993
PER SHARE DATA:
Net asset value, beginning of period......................       $9.86
Income from investment operations:
  Net investment income (loss)............................          --
  Net realized and unrealized gain (loss) on investments
    and foreign currency related transactions.............        5.07
    Total from investment operations......................        5.07
Less distributions to shareholders from:
  Net investment income...................................          --
  Net realized gain on investments and foreign currency
    related transactions..................................        (.18)
    Total distributions...................................        (.18)
Net asset value, end of period............................      $14.75
TOTAL RETURN+.............................................       51.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $146,173
Ratios to average net assets:
  Expenses................................................       1.56%**
  Interest expense........................................          --
  Net investment income (loss)............................        .03%**
Portfolio turnover rate...................................         88%
Average commission rate paid per share....................         N/A

*   Commencement of class operations.

#   The Fund changed its fiscal year end from September 30 to October 31.

##  The Fund changed its fiscal year end from December 31 to September 30.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                                                        CLASS Y SHARES
                                                            SIX MONTHS
                                                               ENDED                     ONE MONTH                     NINE MONTHS
                                                             APRIL 30,    YEAR ENDED       ENDED       YEAR ENDED         ENDED
                                                               1997       OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   SEPTEMBER 30,
                                                            (UNAUDITED)      1996          1995#          1995           1994##
Expenses..................................................      1.95%         1.67%            --             --              --
Net investment loss.......................................      (.60%)         .06%            --             --              --

                                                           CLASS Y SHARES
                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                                1993
Expenses..................................................       1.64%
Net investment loss.......................................       (.05%)

See accompanying combined notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD WAGONER

   We are pleased to present the Semiannual Report for Evergreen International Equity Fund for the period ended April 30, 1997. Evergreen International Equity Fund completed the first half of its fiscal year with a net asset value per share (Class Y, no-load shares) of $11.06. The Fund's 7.4%* total return (Class Y shares) for the six months ended April 30, outperformed the average total return for the 397 International Funds tracked by Lipper Analytical Services, Inc.,** of 6.2% The Fund also outperformed the 1.6% total return for the MSCI EAFE Index***. The six-month total return ended April 30, for the Fund's Class A shares at net asset value was 7.2%*.

   The past six months saw mixed performance for non-U.S.
stock markets. Most European markets advanced in local-currency terms despite heightened speculation that European monetary union might be postponed. However, due to the strong U.S. currency, these gains were somewhat tempered in dollar terms. Asian markets, in general, rose while Latin American markets had mixed performance. Japan's equity market struggled during the first quarter of 1997, hurt by ongoing concerns over the banking sector and over the potential impact that higher taxes might have on Japan's economic recovery (effective in April, consumption taxes were raised to 5% from 3%). Among emerging markets, the most noteworthy performance by region belonged to Latin America, led by Brazil, whose market rose steadily in both local-currency and dollar terms.

   During the first three months of 1997, several noteworthy adjustments were made to the portfolio's country weightings. The Fund's European exposure was raised through the addition of attractively-valued stocks in Germany, France, Switzerland, the Netherlands and the United Kingdom. We grow increasingly positive on the prospects for selected German companies, in particular, and, as a result, the Fund's allocation to German stocks has grown steadily over the past several quarters. While the trend is by no means universal, German companies collectively are paying increasing heed to building shareholder value, a U.S.-inspired development

FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS

INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2.1% WAS THE 6-MONTH TOTAL RETURN ENDED 4/30/97, FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES, WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES, WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. THE FUND'S CLASS Y SHARES ARE NOT SUBJECT TO SALES CHARGES AND ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS AND INVESTMENT ADVISORY CLIENTS OF EVERGREEN ASSET AND ITS AFFILIATES.

PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.

** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, FIGURE WOULD BE LOWER.

*** MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS INCLUDING THAT OF THE U.S., DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.

                      EVERGREEN INTERNATIONAL EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

that clearly augurs well for the German equity market over the longer term. The Fund's current holdings include companies whose prospects we view particularly favorably, and we continue to find attractive opportunities, especially in the industrial and engineering sector.

   Another notable adjustment made to the portfolio was the reduction of its exposure to Japan. This was achieved largely by profit-taking on stocks that had met our target prices. Most of these were export-oriented, blue-chip issues, which have been well-represented in the portfolio in recent months and have performed strongly, belying the weakness shown by the broad-market averages. The Fund's remaining stocks represent companies with what we believe to be strong earnings-growth prospects and share-price-appreciation potential.

   Our management team emphasizes a disciplined bottom-up stock-picking approach which focuses on strong company fundamentals. We believe investment success results from identifying long-term secular changes and unrecognized growth opportunities that, based on fundamental intrinsic value, can be bought at attractive prices.

   Thank you for your investment in Evergreen International Equity Fund.

                      EVERGREEN INTERNATIONAL EQUITY FUND
                            STATEMENT OF INVESTMENTS

(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                            VALUE
LONG-TERM INVESTMENTS -- (92.5%)
COMMON STOCKS -- 90.7%
              ARGENTINA -- 3.4%
     75,200   Telefonica de Argentina, ADR,
              Cl. B............................. $  2,500,400
    138,400   YPF SA, ADR.......................    3,823,300
      4,000   YPF SA, Cl. D.....................      111,211
                                                    6,434,911
              AUSTRALIA -- 5.2%
    330,600   Boral Ltd.........................      974,552
     89,038   David Jones Limited...............      116,653
    173,100   National Australia Bank Ltd.......    2,369,106
    124,500   News Corp., Ltd...................      573,809
    733,700   Orogen Minerals...................    1,691,349
  1,126,200   Qantas Airways....................    2,340,578
    627,600   Woolworths Limited................    1,850,057
                                                    9,916,104
              AUSTRIA -- 1.4%
     23,600   Boehler-Uddeholm AG...............    1,702,803
     10,100   Vae Eisenbahnsysteme AG...........      977,460
                                                    2,680,263
              BRAZIL -- 3.4%
     65,600   Panamerican Beverages, Inc.,
              ADR...............................    1,902,400
     39,700*  Telecomunicacoes Brasileiras,
              ADR...............................    4,555,575
                                                    6,457,975
              CHILE -- 1.0%
     58,400   Enersis SA, ADR...................    1,839,600
              DENMARK -- 1.0%
     63,900*  ISS Intl. Service System AS,
              Cl. B.............................    1,890,619
              FINLAND -- 1.7%
     46,900   Huhtamaki Group...................    2,033,680
      1,186   Rauma Oy..........................       24,402
     52,100   UPM-Kymmene Corp..................    1,192,197
                                                    3,250,279

  SHARES                                            VALUE

              FRANCE -- 6.2%
      4,339*  Axime SA Ex Segin................. $    521,884
     33,850   BERTRAND FAURE....................    1,621,019
     96,900   Bouygues Offshore SA, ADR.........    1,211,250
     25,300   Eaux Cie Generale.................    3,524,184
     12,900   Marine-Wendel SA..................    1,337,188
     18,450   Rhone Poulenc SA..................      620,532
     23,900   Societe Generale..................    2,678,078
      4,760   Total SA, Cl. B...................      394,730
                                                   11,908,865
              GERMANY -- 3.9%
      4,500*  AVA Allg Handels der Verbraucher
              AG................................    1,216,076
      4,207   Bayer Motoren Werk AG.............    3,444,697
     33,800   Deutsche Bank AG..................    1,783,878
      3,030   GEA AG............................    1,032,278
                                                    7,476,929
              HONG KONG -- 2.2%
  1,572,000   First Pacific Ltd.................    1,877,105
    179,335   Hongkong Land Holdings Ltd.,
              ADR...............................      373,017
      9,800*  Hysan Development Co., Warrants
              @ 25 HKD, expiring 4/30/98........        3,384
    352,600*  Jardine Matheson Holdings Ltd.....    1,939,300
        900   Swire Pacific Ltd.................        6,942
                                                    4,199,748
              INDIA -- 2.2%
     38,025   Hindalco Industries Ltd., GDR.....    1,230,869
     91,200   State Bank of India, GDR..........    2,218,440
      1,500   Tata Engineering & Locomotive
              Co., Ltd., GDR....................       18,338
     66,717   Tata Engineering & Locomotive
              Ltd...............................      815,615
                                                    4,283,262
              INDONESIA -- 1.9%
    114,000   Bank International Indonesia......       82,099
     17,500   Indosat...........................       48,251
    105,300   Indosat, ADR......................    2,895,750
    264,500   Semen Gresek......................      644,923
                                                    3,671,023
              ITALY -- 0.0%(A)
     12,200   Grassetto SpA.....................          724
              JAPAN -- 19.0%
     69,000   Canon, Inc........................    1,636,192
        150*  DDI Corp..........................      996,179

                      EVERGREEN INTERNATIONAL EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)

(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                            VALUE
COMMON STOCKS -- 90.7% -- CONTINUED
               JAPAN -- 19.0% -- CONTINUED
     40,400   Fujitsu Denso..................... $  1,222,169
    185,000   Fujitsu Ltd.......................    1,923,819
     45,000   Hankyu Realty Co..................      313,743
     35,000   Inabata & Co......................      211,762
    200,000   Isuzu Motors Ltd..................      751,566
     80,000*  Japan Asia Investment Co., Ltd.         507,977
     70,000   Japan Radio Co....................      623,154
     53,000   Jusco Co..........................    1,628,393
    225,000   Kawasaki Heavy Industries.........      888,053
    189,000   Matsushita Electric Works Ltd.....    1,920,747
     45,500*  Meiwa Estate Co., Ltd.............      752,747
     48,000   Mitsubishi Estate Co., Ltd........      605,034
     80,000   Mitsubishi Heavy Industries Ltd...      528,144
     43,000   Mitsui Fudosan Co.................      491,196
     55,000   Mycal Corp........................      675,937
    192,000   NEC Corp..........................    2,344,507
     40,100   Orix Corp.........................    2,024,981
     41,000   Pioneer Electronic Co.............      733,210
     15,000   Rohm Co...........................    1,162,800
     75,000   Sankyo Co.........................    2,008,902
     90,000   Sharp Corp........................    1,169,890
      9,500   Shohkoh Fund......................    2,230,275
     30,000   Sony Corp.........................    2,183,795
     70,000   Sumitomo Electric Industries......      948,517
     30,000   Sumitomo Realty & Development
              Co., Ltd..........................      212,944
     21,000   Takeda Chemical Industries Ltd....      484,736
     12,000   TDK Corp..........................      865,010
    250,000   Toray Industries, Inc.............    1,555,914
     67,000   Toshiba Corp......................      375,814
     95,000   Yamanouchi Pharmaceutical.........    2,028,203
     25,000   Yokogawa Electric Corp............      175,090
                                                   36,181,400
              KOREA -- 3.0%
    196,100   Hanil Bank........................    1,077,231
     18,800   Korea Electric Power..............      560,628
    161,100   Korea Electric Power Corp., ADR...    2,738,700
     62,700   LG Construction Co................      927,847
     56,700   Ssangyong Investments &
              Securities Co.....................      362,321
                                                    5,666,727
  SHARES                                            VALUE

              NETHERLANDS -- 3.8%
     20,600   ASM Lithography Holding NV, ADR... $  1,637,700
      5,600*  ASM Lithography Holding NV........      418,211
     23,375   ING Groep NV......................      917,819
     81,950   Philips Electronics NV............    4,277,737
                                                    7,251,467
              NEW ZEALAND -- 3.8%
  2,757,400   Brierley Investment Ltd...........    2,427,659
    345,350   Carter Holt Harvey Ltd............      766,114
    743,800   Fletcher Challenge, Building
              Shares............................    2,088,312
  1,270,400   Fletcher Challenge, Forest
              Shares............................    1,752,580
     55,950   Fletcher Challenge, Paper Shares..      124,118
                                                    7,158,783
              NORWAY -- 1.8%
    171,750   Den Norske Bank AS................      619,836
      7,000   Orkla ASA.........................      586,839
     90,000   Smedvig AS........................    2,116,918
      2,300   Smedvig AS, ADR...................       53,763
                                                    3,377,356
              PAKISTAN -- 0.1%
     25,000*  Dhan Fibres Ltd...................        3,669
     76,000*  Hub Power Co., Ltd................       71,179
      7,000*  Nishat Textile Mills..............        4,049
        288*  Packages Ltd......................          365
      1,230*  Pakistan State Oil Co., Ltd.......        9,271
     44,500*  Pakistan Telecom Corp.............       27,453
     33,925*  Sui Southern Gas Co., Ltd.........       23,208
                                                      139,194
              PHILIPPINES -- 1.3%
     54,900*  Millicom International Cellular
              SA, GDR...........................    2,497,950
              POLAND -- 0.2%
      1,000   Bank Przemyslowo-Handlowy SA......       51,217
      1,200   Bank Rozwoju Eksportu SA..........       28,644
        900   Bank Slaski SA....................       76,399
      1,300*  Debica SA, Series A...............       32,469
      6,400   Elektrim..........................       57,465
      2,000   Rolimpex SA, Series A.............       11,698
      6,500   Wielkopolski Bank Kredytowy SA....       37,401
        300   Zaklady Piwowarskiew Zywcu SA.....       19,633
                                                      314,926

                      EVERGREEN INTERNATIONAL EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                            VALUE
COMMON STOCKS -- 90.7% -- CONTINUED
              PORTUGAL -- 1.6%
    139,800   Cimpor Cimentos de Portugal SA.... $  3,007,489
              SINGAPORE -- 2.8%
    525,600   DBS Land Ltd......................    1,699,349
     88,000   Development Bank of Singapore.....    1,045,665
    320,000   Keppel Bank.......................      835,648
    383,000*  Keppel Corp., Ltd.................    1,666,943
                                                    5,247,605
              SPAIN -- 2.5%
     95,000   Iberdrola SA......................    1,072,125
     89,100   Repsol SA, ADS....................    3,731,062
                                                    4,803,187
              SWEDEN -- 1.5%
     49,900   Electrolux AB, Series B...........    2,862,442
              SWITZERLAND -- 3.9%
      1,050   Julius Baer Holding AG............    1,314,192
      1,267   Novartis AG.......................    1,669,163
      1,280   Novartis AG, Registered Shares....    1,686,290
        114   Roche Holding AG..................      962,825
     11,404   Tag Heuer.........................    1,601,403
     12,600   Tag Heuer Intl SA, ADR............      176,400
                                                    7,410,273
              TAIWAN -- 1.6%
    141,688*  China Steel Corp., ADR............    3,032,481
              THAILAND -- 0.9%
      2,700   Bangkok Bank Public Co., Ltd......       17,778
     68,400   Jasmine International Public Co.,
              Ltd...............................        95,57
      2,000   Land & House Public Co., Ltd......        6,125
     59,900   Land & House Public Co., Ltd.
              Foreign Shares....................      170,832
      1,420*  One Holding Public Co., Ltd.,
              Warrants @ 44 THB, expire
              10/14/01..........................           92
     17,700   PTT Exploration & Production
              Public Co., Ltd...................      226,310
     30,900   Siam Cement Public Co., Ltd.
              Foreign Shares....................      828,022
    200,100   Thai Military Bank Public Co.,
              Ltd...............................      291,082
                                                    1,635,814
  SHARES                                            VALUE

              UNITED KINGDOM -- 9.4%
    823,400   Cookson Group Plc................. $  2,895,913
    230,660   Energy Group......................    1,831,822
    364,775   Hanson Plc........................    1,770,666
     32,700   HSBC Holdings Plc.................      858,044
    184,200   Medeva Plc........................      898,609
     69,500   National Power Plc................      599,254
    297,000*  Orange Plc........................    1,039,741
    692,600   Rolls- Royce Plc..................    2,727,744
    616,992   Thistle Hotels Plc................    1,659,978
    825,000   Vodafone Group Plc................    3,690,438
                                                   17,972,209
                TOTAL COMMON STOCKS
                   (COST $166,481,694)..........  172,569,605
PREFERRED STOCKS -- 0.5%
              AUSTRALIA -- 0.3%
    148,050   News Corp. Ltd....................      564,583
              GERMANY -- 0.2%
      1,000   GEA AG............................      352,234
                TOTAL PREFERRED STOCKS
                   (COST $1,030,155)............      916,817
PUT OPTIONS PURCHASED -- 0.0%
              JAPAN -- 0.0%
     61,557*  Nikkei 225 Index expires
              6/13/1997.........................       27,080
                TOTAL PUT OPTIONS PURCHASED
                   (COST $652,408)..............       27,080
CALL OPTIONS PURCHASED -- 0.0%
              SINGAPORE -- 0.0%
        387*  DBS 50 Index, expires 2/26/98             2,693
              THAILAND -- 0.0%
    549,019*  Set 50 Index expires 1/30/1998           34,596
    292,336*  Set 50 Index expires 2/20/1998           35,020
                                                       69,616
                TOTAL CALL OPTIONS PURCHASED
                   (COST $273,000)..............       72,309

                      EVERGREEN INTERNATIONAL EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 PRINCIPAL
  AMOUNT                                            VALUE
CORPORATE BONDS -- 1.3%
              KOREA -- 0.7%
$ 1,160,000   Samsung Electronics
              .25%, 12/31/2006.................. $  1,302,100
              THAILAND -- 0.6%
  1,237,000   Bangkok Bank Public Co., Ltd.
              3.25%, 3/3/2004...................    1,142,679
                TOTAL CORPORATE BONDS
                   (COST $2,492,059)............    2,444,779
                TOTAL LONG-TERM INVESTMENTS
                   (COST $170,929,316)..........  176,030,590

REPURCHASE AGREEMENT -- 6.0%
11,457,000    State Street Bank & Trust Co.,
                5.30%, dated 4/30/97, due
                5/1/97 -- collateralized by
                $11,655,000 U.S. Treasury
                Notes, 5.25%, due 7/31/98;
                maturity value -- $11,687,063,
                (COST $11,457,000).............    11,457,000
                TOTAL INVESTMENTS --
                   (COST $182,386,316)...  98.5%  187,487,590
                OTHER ASSETS AND
                  LIABILITIES -- NET.....   1.5%    2,847,118
                NET ASSETS --............ 100.0% $190,334,708

*Non-income producing securities
(a) Less than one tenth of one percent
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
GDS -- Global Depositary Shares

                      EVERGREEN INTERNATIONAL EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

FORWARD CONTRACTS

                                                                                            UNREALIZED
       FOREIGN CURRENCY            CURRENCY AMOUNT       VALUE ON                          APPRECIATION
         BUY CONTRACTS                PURCHASED         TRADE DATE      CURRENT VALUE     (DEPRECIATION)
Deutsche Mark due 7/23/97              DM4,926,141      $ 2,944,275      $ 2,861,696       $    (82,579)
Japanese Yen due 10/24/97            2,477,045,000       21,994,405       20,036,728         (1,957,677)
Pound Sterling due 5/1/97              GBP 325,814          531,110          528,062             (3,048)
                                                                                             (2,043,304)

       FOREIGN CURRENCY            CURRENCY AMOUNT
        SELL CONTRACTS                   SOLD
Deutsche Mark due 7/23/97              DM4,926,141        3,060,000        2,861,696            198,304
Japanese Yen due 10/24/97            3,845,215,000       35,300,000       31,103,807          4,196,193
                                                                                              4,394,497
                                                                                           $  2,351,193

     See accompanying combined notes to the financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND
                            INDUSTRY DIVERSIFICATION
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

                                                                                             PERCENTAGE OF
                                                                                              NET ASSETS
Automotive Equipment & Manufacturing.......................................................         6.1%
Banks......................................................................................         8.7
Building, Construction & Furnishings.......................................................         4.9
Chemical & Agricultural Products...........................................................         1.1
Communication Systems & Services...........................................................         1.6
Consumer Products & Services...............................................................         1.4
Diversified Companies......................................................................         6.4
Electrical Equipment & Services............................................................         9.4
Electronics................................................................................         1.3
Energy.....................................................................................         5.4
Energy Equipment...........................................................................         1.1
Engineering................................................................................         0.5
Finance & Insurance........................................................................         5.3
Food & Beverage Products...................................................................         2.0
Food Retailing & Distribution..............................................................         0.4
Forest Products............................................................................         1.1
Healthcare Products & Services.............................................................         5.3
Holding Companies..........................................................................         2.5
Industrial Specialty Products & Services...................................................         1.2
Machinery -- Diversified...................................................................         0.3
Manufacturing & Distributing...............................................................         1.0
Metal Products & Services..................................................................         4.1
Leisure & Tourism..........................................................................         0.9
Office Equipment & Supplies................................................................         1.9
Publishing, Broadcasting & Entertainment...................................................         0.6
Real Estate................................................................................         2.5
Retailing & Wholesale......................................................................         1.6
Telecommunication Equipment & Services.....................................................         7.8
Transportation.............................................................................         1.2
Utilities..................................................................................         4.9
      Total Long-Term Investments..........................................................        92.5
Short-Term Investment......................................................................         6.0
Other Assets & Liabilities.................................................................         1.5
      Net Assets...........................................................................       100.0%

                      EVERGREEN INTERNATIONAL EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $182,386,316)...........................................................  $187,487,590
   Foreign currencies at value (identified cost $1,222,252)......................................................     1,222,122
   Cash..........................................................................................................           685
   Unrealized appreciation on forward foreign currency exchange contracts........................................     4,394,497
   Receivable for investments sold...............................................................................     1,057,702
   Dividends and interest receivable.............................................................................       724,034
   Receivable for Fund shares sold...............................................................................       144,810
   Unamortized organization expense..............................................................................        20,980
   Prepaid expenses and other assets.............................................................................        29,914
         Total assets............................................................................................   195,082,334
LIABILITIES:
   Payable for investments purchased.............................................................................     2,284,376
   Unrealized depreciation on forward foreign currency exchange contracts........................................     2,043,304
   Advisory fee payable..........................................................................................        91,478
   Payable for Fund shares repurchased...........................................................................        79,921
   Accrued expenses..............................................................................................       248,547
         Total liabilities.......................................................................................  4,747,626...
NET ASSETS.......................................................................................................  $190,334,708
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $174,500,624
   Undistributed net investment income...........................................................................       382,893
   Accumulated net realized gain on investments and foreign currency related transactions........................     8,007,157
   Net unrealized appreciation on investments and foreign currency related transactions..........................     7,444,034
         Net assets..............................................................................................  $190,334,708
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($7,861,326 712,723 shares of beneficial interest outstanding).................................  $      11.03
   Sales charge -- 4.75% of offering price.......................................................................          0.55
         Maximum offering price..................................................................................  $      11.58
   Class B Shares ($18,064,855 1,642,521 shares of beneficial interest outstanding)..............................  $      11.00
   Class C Shares ($244,143 22,075 shares of beneficial interest outstanding)....................................  $      11.06
   Class Y Shares ($164,164,384 14,849,007 shares of beneficial interest outstanding)............................  $      11.06

See accompanying combined notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND
                            STATEMENT OF OPERATIONS
(Art Icon Here)
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $211,989)........................................              $ 1,517,230
   Interest........................................................................................                  350,879
         Total investment income...................................................................                1,868,109
EXPENSES:
   Advisory fee....................................................................................  $ 640,428
   Custodian fee...................................................................................    212,400
   Distribution fees...............................................................................     90,571
   Transfer agent fee..............................................................................     83,734
   Registration and filing fees....................................................................     34,664
   Administration personnel and service fees.......................................................     34,010
   Reports and notices to shareholders.............................................................     25,696
   Professional fees...............................................................................     19,167
   Amortization of organization expense............................................................      7,220
   Insurance expense...............................................................................      5,799
   Trustees' fees and expenses.....................................................................      2,699
   Miscellaneous...................................................................................      1,798
   Fee waivers and/or reimbursement from Investment Manager........................................   (233,729)
         Total expenses............................................................................    924,457
   Less: Indirectly paid expenses..................................................................     (2,930)
         Net expenses..............................................................................                  921,527
Net investment income..............................................................................                  946,582
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized gain on investments................................................................                9,071,145
   Net realized loss on foreign currency related transactions......................................                 (130,160)
   Net realized gain on investments and foreign currency related transactions......................                8,940,985
   Net change in unrealized appreciation (depreciation) on investments and foreign currency related
     transactions..................................................................................                1,496,298
Net realized and unrealized gain on investments and foreign currency related transactions..........               10,437,283
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................              $11,383,865

See accompanying combined notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Art Icon Here)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS
                                                                                                  ENDED           YEAR ENDED
                                                                                              APRIL 30, 1997   OCTOBER 31, 1996
                                                                                               (UNAUDITED)
OPERATIONS:
   Net investment income....................................................................   $     946,582     $  2,119,654
   Net realized gain (loss) on investments and foreign currency related transactions........       8,940,985         (823,687)
   Net change in unrealized appreciation (depreciation) on investments and foreign currency
     related transactions...................................................................       1,496,298        5,669,016
      Net increase in net assets resulting from operations..................................      11,383,865        6,964,983
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...........................................................................        (107,348)         (39,834)
   Class B Shares...........................................................................        (116,095)         (23,543)
   Class C Shares...........................................................................          (1,194)             (59)
   Class Y Shares...........................................................................      (2,176,422)        (645,172)
      Total distributions to shareholders from net investment income........................      (2,401,059)        (708,608)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      54,387,900       63,370,539
   Proceeds from shares issued from acquisition of FFB Diversified International Growth
     Fund...................................................................................              --       29,658,717
   Proceeds from reinvestment of distributions..............................................       1,238,781          365,798
   Payment for shares redeemed..............................................................     (20,501,042)     (14,067,718)
      Net increase resulting from Fund share transactions...................................      35,125,639       79,327,336
      Net increase in net assets............................................................      44,108,445       85,583,711
NET ASSETS:
   Beginning of period......................................................................     146,226,263       60,642,552
   End of period (including undistributed net investment income of $382,893 and $1,837,370,
     respectively)..........................................................................   $ 190,334,708     $146,226,263

See accompanying combined notes to financial statements

                      EVERGREEN INTERNATIONAL EQUITY FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS
                                                             CLASS A SHARES                            CLASS B SHARES
                                         SIX MONTHS                                SEPTEMBER 2,   SIX MONTHS
                                            ENDED                    TEN MONTHS       1994*          ENDED         YEAR
                                          APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,       ENDED
                                           1997+++     OCTOBER 31,   OCTOBER 31,   DECEMBER 31,     1997+++     OCTOBER 31,
                                         (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
PER SHARE DATA:
Net asset value, beginning of period....    $10.43         $9.58         $9.50        $10.00          $10.37         $9.53
Income (loss) from investment
  operations:
  Net investment income.................       .05           .17           .09           .02             .01           .11
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.......       .70           .78            --          (.52)            .68           .76
      Total from investment
        operations......................       .75           .95           .09          (.50)            .69           .87
Less distributions to shareholders from
  Net investment income.................      (.15)         (.10)         (.01)         --              (.06)         (.03)
Net asset value, end of period..........    $11.03        $10.43         $9.58         $9.50          $11.00         $10.37
TOTAL RETURN+...........................      7.2%          9.9%          1.1%         (5.1%)            6.9%          9.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................    $7,861        $7,234        $3,594        $2,545         $18,065       $14,110
Ratios to average net assets:
  Expenses**............................     1.24%++        1.24%         1.19%++       1.26%++        1.99%++        2.00%
  Net investment income**...............     0.95%++        1.65%         1.38%++       0.91%++        0.23%++        1.05%
Portfolio turnover rate.................       52%          113%            4%            1%             52%          113%
Average commission rate paid per
  share.................................    $.0296        $.0068           N/A           N/A          $.0296        $.0068

                                               CLASS B SHARES
                                                        SEPTEMBER 2,
                                          TEN MONTHS       1994*
                                             ENDED        THROUGH
                                          OCTOBER 31,   DECEMBER 31,
                                             1995#          1994
PER SHARE DATA:
Net asset value, beginning of period....      $9.50        $10.00
Income (loss) from investment
  operations:
  Net investment income.................        .06            --
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.......       (.03)         (.50)
      Total from investment
        operations......................        .03          (.50)
Less distributions to shareholders from
  Net investment income.................         --            --
Net asset value, end of period..........      $9.53         $9.50
TOTAL RETURN+...........................       0.5%         (5.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................     $7,728        $5,602
Ratios to average net assets:
  Expenses**............................       1.94%++       2.02%++
  Net investment income**...............       0.66%++       0.10%++
Portfolio turnover rate.................          4%            1%
Average commission rate paid per
  share.................................        N/A           N/A



*   Commencement of class operations.

#   The Fund changed its year end from December 31 to October 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                             CLASS A SHARES                            CLASS B SHARES
                                         SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                            ENDED                    TEN MONTHS       1994*          ENDED         YEAR
                                          APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,       ENDED
                                            1997       OCTOBER 31,   OCTOBER 31,   DECEMBER 31,      1997       OCTOBER 31,
                                         (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
Expenses...............................     1.58%         1.66%         1.84%          2.09%          2.34%        2.42%
Net investment income (loss)...........     0.61%         1.23%         0.73%          0.08%         (0.12%)       0.63%

                                              CLASS B SHARES
                                                       SEPTEMBER 2,
                                         TEN MONTHS       1994*
                                            ENDED        THROUGH
                                         OCTOBER 31,   DECEMBER 31,
                                            1995#          1994
Expenses...............................     2.59%          2.85%
Net investment income (loss)...........     0.01%         (0.73%)

See accompanying combined notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                           CLASS C SHARES                            CLASS Y SHARES
                                       SIX MONTHS                                SEPTEMBER 2,   SIX MONTHS
                                          ENDED                    TEN MONTHS       1994*          ENDED         YEAR
                                        APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,       ENDED
                                         1997+++     OCTOBER 31,   OCTOBER 31,   DECEMBER 31,     1997+++     OCTOBER 31,
                                       (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
PER SHARE DATA:
Net asset value, beginning of
  period.............................     $10.41         $9.53          $9.49       $10.00          $10.46          $9.60
Income (loss) from investment
  operations:
  Net investment income..............        .01           .12            .08          .03             .07            .20
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions....        .70           .76           (.04)        (.54)            .70            .78
      Total from investment
        operations...................        .71           .88            .04         (.51)            .77            .98
Less distributions to shareholders
  from
  Net investment income..............       (.06)          (.0)(a)         --         --              (.17)          (.12)
Net asset value, end of period.......     $11.06        $10.41          $9.53        $9.49          $11.06          $10.46
TOTAL RETURN+........................       6.9%          9.3%           0.5%        (5.2%)            7.4%          10.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands).....................       $244          $188           $196         $163        $164,164        $124,695
Ratios to average net assets:
  Expenses**.........................      1.99%++        1.99%          1.94%++      2.01%++         0.99%++        0.99%
  Net investment income**............      0.23%++        1.16%          0.79%++      0.85%++         1.23%++        1.95%
Portfolio turnover rate..............        52%          113%             4%           1%             52%            113%
Average commission rate paid per
  share..............................     $.0296        $.0068            N/A          N/A          $.0296         $.0068

                                           CLASS Y SHARES
                                                    SEPTEMBER 2,
                                       TEN MONTHS       1994*
                                          ENDED        THROUGH
                                       OCTOBER 31,   DECEMBER 31,
                                          1995#          1994
PER SHARE DATA:
Net asset value, beginning of
  period.............................       $9.50        $10.00
Income (loss) from investment
  operations:
  Net investment income..............         .08           .02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions....         .03          (.51)
      Total from investment
        operations...................         .11          (.49)
Less distributions to shareholders
  from
  Net investment income..............        (.01)         (.01)
Net asset value, end of period.......       $9.60         $9.50
TOTAL RETURN+........................        1.3%         (5.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands).....................     $49,575       $23,830
Ratios to average net assets:
  Expenses**.........................        0.94%++       1.06%++
  Net investment income**............        1.58%++       1.03%++
Portfolio turnover rate..............          4%            1%
Average commission rate paid per
  share..............................         N/A           N/A



(a)  Less than one cent per share.

*   Commencement of class operations.

#   The Fund changed its year end from December 31 to October 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                           CLASS C SHARES                            CLASS Y SHARES
                                       SIX MONTHS                                SEPTEMBER 2,   SIX MONTHS
                                          ENDED                    TEN MONTHS       1994*          ENDED         YEAR
                                        APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,       ENDED
                                          1997       OCTOBER 31,   OCTOBER 31,   DECEMBER 31,      1997       OCTOBER 31,
                                       (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
EXPENSES.............................     2.33%         2.43%         2.59%          2.84%         1.33%         1.41%
NET INVESTMENT INCOME (LOSS).........     (.12%)         .72%          .14%           .02%          .89%         1.53%

                                            CLASS Y SHARES
                                                     SEPTEMBER 2,
                                       TEN MONTHS       1994*
                                          ENDED        THROUGH
                                       OCTOBER 31,   DECEMBER 31,
                                          1995#          1994
EXPENSES.............................     1.59%          1.89%
NET INVESTMENT INCOME (LOSS).........      .93%           .20%

See accompanying notes to financial statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS

     The Evergreen International/Global Growth Funds (the "Funds") are separate series of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Funds consist of Evergreen Emerging Markets Growth Fund ("Emerging Markets"), Evergreen Global Leaders Fund ("Global Leaders"), Evergreen Global Real Estate Equity Fund ("Global Real Estate"), and Evergreen International Equity Fund ("International"), collectively referred to as the "Funds".

     Emerging Market's investment objective is long-term appreciation through investment in equity securities of issuers located in emerging markets. Global Leaders' investment objective is to provide long-term capital growth by investing in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. Global Real Estate's investment objective is long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. International's investment objective is long-term capital appreciation through investment in equity securities of non-U.S. issuers.

     Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective at the close of business on January 19, 1996, International acquired substantially all of the net assets of FFB Diversified International Growth Fund, an open-end management investment company managed by a subsidiary of First Fidelity registered under the Act, valued at $29,658,717. The net assets were exchanged through a non-taxable transaction for 2,898,154 Class Y shares of International valued at $10.23 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,835,426. The aggregate net assets of International after the acquisition were $104,471,175.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities that are listed on a securities exchange are valued at the last quoted sales price taken from the exchange where the security is primarily traded. Securities listed on an exchange that are not traded on the valuation date are valued at the mean between the bid and asked price. Unlisted securities for which market quotations are readily available are valued at a price quoted by one or more brokers. Other securities for which no quotations are readily available are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Short-term obligations are stated at amortized cost which approximates market value.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

     FOREIGN CURRENCY TRANSLATION -- The Funds' accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the prevailing exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses are reflected as a component of such gains and losses.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date in order to hedge its exposure to changes in foreign currency exchange rates. Forward currency contracts are revalued daily at the prevailing rates of contracts of the same maturity. Gains and losses on forward foreign currency exchange contracts are reported as realized or unrealized

                     COMBINED NOTES TO FINANCIAL STATEMENTS
losses on foreign currency related transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Funds' behalf by its custodian under a book-entry system. The Funds monitor the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Funds' investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are accrued daily.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net capital gains on investments for the Funds are declared and paid annually or more frequently as required. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from the amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Funds' policy not to distribute such gains. During the year ended October 31, 1996, Global Real Estate utilized $402,699 of its available capital loss carryforward to offset realized capital gains for Federal income tax purposes. As of October 31, 1996, Emerging Markets, Global Real Estate and International had capital loss carryforwards of $1,796,534, $6,947,906 and $895,418, respectively. Pursuant to the Code, these capital loss carryforwards will expire as follows:

                        2002          2003          2004
Emerging Markets       $69,824     $1,625,952     $100,758
Global Real Estate          --      6,947,906           --
International               --        255,531      639,887

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED ORGANIZATIONAL EXPENSES -- The costs incurred by Emerging Markets, Global Leaders and International with respect to their organization have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement of operations.

     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares or to a specific fund in a trust are charged to that class or trust. Expenses common to the Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

     REAL ESTATE INVESTMENT TRUSTS -- Global Real Estate owns shares of real estate investment trusts which report information on the source of their distributions annually. A portion of their distributions received during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AGREEMENTS -- First Union is Emerging Markets' and International's investment adviser, and is entitled to a fee based on a percentage of each Fund's average daily net assets as shown in the table below. For Emerging Markets and International, First Union voluntarily waived $218,402 and $233,729 respectively, of its advisory fee for the six months ended April 30, 1997. First Union can modify or terminate these voluntary waivers at any time.

                                                            AVERAGE DAILY
                                 ADVISORY FEE                 NET ASSETS
EMERGING MARKETS
                                                       on the first $100
                                     1.50%             million
                                     1.45%             on the next $100 million
                                     1.40%             on the next $100 million
                                                       in excess of $300
                                     1.35%             million

                                                            AVERAGE DAILY
                                 ADVISORY FEE                 NET ASSETS
INTERNATIONAL
                                     0.82%             on the first $20 million
                                     0.79%             on the next $30 million
                                     0.76%             on the next $50 million
                                                       in excess of $100
                                     0.73%             million

     Under terms of a sub-advisory agreement with First Union, Marvin & Palmer Associates, Inc. ("Marvin & Palmer") is entitled to the following annual fee from First Union based on Emerging Markets' average daily net assets:

                                                            AVERAGE DAILY
                               SUB-ADVISORY FEE               NET ASSETS
                                                       on the first $100
                                     1.00%             million
                                     0.95%             on the next $100 million
                                     0.90%             on the next $100 million
                                                       in excess of $300
                                     0.85%             million

     Under terms of a sub-advisory agreement with First Union, Warburg, Pincus Counsellors, Inc. ("Warburg") is entitled to an annual fee from First Union of
 .55% of 1% of International's average daily net assets.

     Under the terms of Emerging Markets' and International's sub-advisory agreements, Marvin & Palmer and Warburg are responsible for the investment decisions for their respective funds.

     Pursuant to an agreement with Global Leaders' and Global Real Estate's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee of .95 of 1% and 1% of Global Leaders' and Global Real Estate's average daily net assets, respectively.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Evergreen Asset has voluntarily agreed to reimburse Global Leaders to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average daily net assets for the foreseeable future. For the six months ended April 30, 1997, Evergreen Asset waived $31,437 of its advisory fee. In addition, for Global Real Estate, Evergreen Asset voluntarily waived $22,030 of its advisory fee. Evergreen Asset may revise or cease these voluntary expense waivers and expense reimbursements at any time.

     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Global Leaders and Global Real Estate and also provides brokerage services with respect to substantially all security transactions of theses Funds executed on the New York or American Stock Exchanges. For transactions executed during the six months ended April 30, 1997, Global Leaders and Global Real Estate incurred brokerage commissions of $55,931 and $13,731, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds for its cost of providing investment advisory services.

     At April 30, 1997, Stephen A. Lieber, Chairman of Evergreen Asset owned, directly or beneficially, 29% of the outstanding shares of Global Real Estate.

     ADMINISTRATION AGREEMENT -- For the period through March 10, 1997, Evergreen Asset furnished Global Real Estate with administrative services as part of its advisory agreement and accordingly, Global Real Estate did not pay a separate administration fee. Effective March 11, 1997, Evergreen Keystone Investment Services (EKIS), a subsidiary of First Union, began providing administrative services to each of the Funds. For the period through December 31, 1996, Furman Selz LLC ("Furman Selz") was Global Real Estate's sub-administrator. As sub-administrator, Furman Selz provided the officers of the Fund. Effective January 1, 1997, The BISYS Group, Inc. ("BISYS") acquired Furman Selz' mutual fund unit and accordingly, BISYS Fund Services became the sub-administrator. For Global Real Estate, Furman Selz' or BISYS fee was paid by Evergreen Asset or EKIS and is not a fund expense.

     From November 1, 1996 to March 10, 1997 Evergreen Asset and from March 11, 1997, EKIS were Emerging Markets', Global Leaders' and International's administrator. Effective January 1, 1997 BISYS became each Funds' sub-administrator. Evergreen Asset and Furman Selz were Emerging Markets', Global Leaders', International's administrator and sub-administrator for the period November 1, 1996 through December 31, 1996. Evergreen Asset's/EKIS's and Furman Selz'/BISYS' fees for these funds are based on the average daily net assets of all of the funds administered by Evergreen Asset or EKIS for which either First Union or Evergreen Asset is also the investment adviser. These fees are calculated at the following annual rates:

                                   AVERAGE DAILY
  ADMINISTRATION FEE                NET ASSETS
        0.050%                on the first $7 billion
        0.035%                on the next $3 billion
        0.030%                on the next $5 billion
        0.020%                on the next $10 billion
        0.015%                on the next $5 billion
                              in excess of $30
        0.010%                billion

                                   AVERAGE DAILY
SUB-ADMINISTRATION FEE              NET ASSETS
       0.0100%                on the first $7 billion
       0.0075%                on the next $3 billion
       0.0050%                on the next $15 billion
                              in excess of $25
       0.0040%                billion

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- continued
     At April 30, 1997, assets for which EKIS was the administrator for which First Union, or its investment advisory subsidiaries, was investment adviser totaled approximately $29 billion.

     Evergreen Asset voluntarily waived $17,449 in administration fees for Global Leaders.

     PLAN OF DISTRIBUTION -- The Funds have adopted for each of their Class A, Class B and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A shares and an annual fee of 1% for Class B and Class C shares. For each of these Funds, the payments for Class A shares were voluntarily limited to .25 of 1% of average daily net assets.

     In connection with its Plan, Global Leaders and Global Real Estate have entered into a distribution agreement with Evergreen Keystone Distributor, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc.), a subsidiary of BISYS, whereby they will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and annual fee of 1% of Class B and Class C shares average daily net assets. A portion of the payments of Class B and Class C shares, up to .25 of 1% may constitute a shareholder services fee. In connection with their Plans, Emerging Markets and International have entered into a distribution agreement with EKD whereby they will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and annual fee of
 .75 of 1% of Class B and Class C shares average daily net assets. Emerging and International have entered into a shareholder services agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS up to .25 of 1% for certain services provided to shareholders and or maintenance of shareholder accounts relating to these Funds' Class B and Class C Shares.

     During the six months ended April 30, 1997 amounts paid to EKD pursuant to each Fund's Class A, Class B, and Class C Plans were as follows:

                                 CLASS A      CLASS B       CLASS C
Emerging Markets                 $ 2,394      $ 15,221      $1,553
Global Leaders                    24,345       308,917       5,511
Global Real Estate                 1,028           917         361
International                      9,354        80,080       1,137

     SALES CHARGES -- EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A shares during the six months ended April 30, 1997:

Emerging Markets                 $   531
Global Leaders                    44,397
Global Real Estate                   130
International                      4,596

     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholding servicing agent for the Funds. For certain accounts in Global Real Estate, Global Leaders, Emerging Markets, and International Equity, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchases and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $461, $3,411, $217, $2,603 for Global Real Estate, Global Leaders, Emerging Markets and International Equity, respectively, for the six months ended April 30, 1997.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 4 -- INVESTMENT TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were as follows:

                        PURCHASES          SALES
Emerging Markets       $ 25,894,686     $23,109,829
Global Leaders           74,535,336       8,118,457
Global Real Estate        7,521,157      15,549,422
International           120,027,225      82,098,899

NOTE 5 -- SHARES OF BENEFICIAL INTEREST

     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into four classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are offered with a front-end sales charge of up to 4.75%. Class B shares are offered with a contingent deferred sales charge payable when shares are redeemed which declines from 5% to zero depending on the period of time the shares were held. Class B shares will automatically convert to class A shares seven years after the date of purchase. Class C shares are sold with a 1% contingent deferred sales charge for shares redeemed during the first year after the month of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. All classes have identical voting, dividend, liquidation and other rights, except that certain classes bear different distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.

     Transactions in shares of beneficial interest were as follows:

                                                                               SIX MONTHS ENDED               YEAR ENDED
                                                                                APRIL 30, 1997             OCTOBER 31, 1996
EMERGING MARKETS                                                             SHARES       AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold..............................................................     89,320    $   887,854      108,210    $   958,874
Shares issued on reinvestment of distributions...........................          0              0          817          6,713
Shares redeemed..........................................................    (81,831)      (772,514)     (55,942)      (493,377)
        Net increase.....................................................      7,489        115,340       53,085        472,210
CLASS B
Shares sold..............................................................     52,723        501,693      147,629      1,317,529
Shares redeemed..........................................................    (49,892)      (456,990)     (51,462)      (443,501)
        Net increase.....................................................      2,831         44,703       96,167        874,028
CLASS C
Shares sold..............................................................     83,610        809,672        8,040         72,696
Shares redeemed..........................................................        (28)          (261)      (5,067)       (43,102)
        Net increase.....................................................     83,582        809,411        2,973         29,594
CLASS Y
Shares sold..............................................................    719,335      6,842,867    2,531,857     22,621,852
Shares issued on reinvestment of distributions...........................          0              0        1,942         15,980
Shares redeemed..........................................................   (369,189)    (3,452,567)    (301,830)    (2,683,970)
        Net increase.....................................................    350,146      3,390,300    2,231,969     19,953,862
Total net increase resulting from Fund share transactions................    444,048    $ 4,359,754    2,384,194    $21,329,694

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                              SIX MONTHS ENDED               YEAR ENDED
                                                                               APRIL 30, 1997             OCTOBER 31, 1996
GLOBAL LEADERS                                                             SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold............................................................   1,141,213    $14,090,361    1,128,476    $12,914,033
Shares issued on reinvestment of distributions.........................       1,245         15,023            0              0
Shares redeemed........................................................    (118,269)    (1,452,564)     (38,955)      (450,952)
        Net increase...................................................   1,024,189     12,652,820    1,089,521     12,463,081
CLASS B
Shares sold............................................................   3,509,985     43,047,717    3,561,481     40,763,569
Shares issued on reinvestment of distributions.........................       4,015         48,224            0              0
Shares redeemed........................................................    (205,357)    (2,517,524)     (26,709)      (307,417)
        Net increase...................................................   3,308,643     40,578,417    3,534,772     40,456,152
CLASS C
Shares sold............................................................      87,937      1,080,862       48,546        557,221
Shares issued on reinvestment of distributions.........................          52            629            0              0
Shares redeemed........................................................      (7,501)       (91,607)      (1,852)       (21,683)
        Net increase...................................................      80,488        989,884       46,694        535,538
CLASS Y
Shares sold............................................................     684,772      8,469,541    1,680,883     18,367,195
Shares issued on reinvestment of distributions.........................         715          8,632        1,378         14,211
Shares redeemed........................................................     (49,724)      (615,285)    (120,293)    (1,342,441)
        Net increase...................................................     635,763      7,862,888    1,561,968     17,038,965
Total net increase resulting from Fund share transactions..............   5,049,083    $62,084,009    6,232,955    $70,493,736

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                             SIX MONTHS ENDED                YEAR ENDED
                                                                              APRIL 30, 1997              OCTOBER 31, 1996
GLOBAL REAL ESTATE                                                         SHARES       AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold............................................................     32,879    $   409,385       208,609    $  2,645,216
Shares redeemed........................................................    (16,707)      (203,574)     (156,309)     (2,008,136)
        Net increase...................................................     16,172        205,811        52,300         637,080
CLASS B
Shares sold............................................................      8,439        104,212         7,284          91,539
Shares redeemed........................................................     (3,375)       (40,952)       (4,878)        (59,333)
        Net increase...................................................      5,064         63,260         2,406          32,206
CLASS C
Shares sold............................................................      8,103        100,386         2,142          27,504
Shares redeemed........................................................       (811)       (10,170)       (1,782)        (22,492)
        Net increase...................................................      7,292         90,216           360           5,012
CLASS Y
Shares sold............................................................     50,526        627,122     1,060,595      13,278,484
Shares issued on reinvestment of distributions.........................      3,475         43,582             0               0
Shares redeemed........................................................   (781,826)    (9,728,087)   (2,500,751)    (31,249,121)
        Net decrease...................................................   (727,825)    (9,057,383)   (1,440,156)    (17,970,637)
Total net decrease resulting from Fund share transactions..............   (699,297)   $(8,698,096)   (1,385,090)   $(17,296,339)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                             SIX MONTHS ENDED                YEAR ENDED
                                                                              APRIL 30, 1997              OCTOBER 31, 1996
INTERNATIONAL EQUITY                                                      SHARES         AMOUNT        SHARES         AMOUNT
CLASS A
Shares sold..........................................................      209,094    $  2,259,362      459,233    $  4,772,348
Shares issued on reinvestment of distributions.......................        9,990         105,895        3,882          39,171
Shares redeemed......................................................     (199,802)     (2,160,212)    (144,771)     (1,513,977)
        Net increase.................................................       19,282         205,045      318,344       3,297,542
CLASS B
Shares sold..........................................................      393,822       4,244,528      802,691       8,346,658
Shares issued on reinvestment of distributions.......................       11,207         118,865        2,297          23,175
Shares redeemed......................................................     (122,930)     (1,325,154)    (208,561)     (2,169,847)
        Net increase.................................................      282,099       3,038,239      596,427       6,199,986
CLASS C
Shares sold..........................................................       10,008         108,041       11,595         120,774
Shares issued on reinvestment of distributions.......................          103           1,096            5              55
Shares redeemed......................................................       (6,075)        (66,461)     (14,095)       (148,202)
        Net increase (decrease)......................................        4,036          42,676       (2,495)        (27,373)
CLASS Y
Shares sold..........................................................    4,398,577      47,775,969    4,796,183      50,130,759
Shares issued from acquisition of FFB Diversified International
  Growth Fund........................................................            0               0    2,898,154      29,658,717
Shares issued on reinvestment of distributions.......................       95,469       1,012,925       30,069         303,397
Shares redeemed......................................................   (1,561,049)    (16,949,215)    (972,043)    (10,235,692)
        Net increase.................................................    2,932,997      31,839,679    6,752,363      69,857,181
Total net increase resulting from Fund share transactions............    3,238,414    $ 35,125,639    7,664,639    $ 79,327,336

NOTE 6 -- FINANCING AGREEMENT

     A financing agreement was in place with all of the Evergreen Funds and their custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds.

     Prior to July 3, 1996, Global Real Estate had a financing agreement with the Bank, which provided the Fund with a line of credit, in the aggregate amount of the lesser of $5,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line of credit bore interest at 1% above the Bank's cost of funds as set periodically by the Bank and were secured by securities pledged by the Fund.

     Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide and unsecured line of credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at
 .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the

                     COMBINED NOTES TO FINANCIAL STATEMENTS
committed facility which would be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entiled to a fee of $15,000 which is allocated to all participating funds.

     During the six months ended April 30, 1997, Global Real Estate had borrowings outstanding for 87 days under the lines of credit, and incurred interest charges amounting to $4,679. Global Real Estate's average debt outstanding during the year aggregated $311,732 at a weighted average interest rate of 6.2%. Global Real Estate had an outstanding line of credit of $265,000 as of April 30, 1997.

NOTE 7 -- CONCENTRATION OF CREDIT RISK

     Since Global Real Estate invests a substantial portion of its assets in REITs, it may be more affected by economic developments in the real estate industry than would a general equity fund.

NOTE 8 -- DEFERRED TRUSTEES' FEES

     Each Trustee may defer any or all of his compensation related to performance of his duties as a Trustee of the Funds. Deferred balances are allocated to deferral accounts, which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of April 30, 1997, Trustees had deferred $828, $6,362, $8,725 and $3,961 for Emerging Markets, Global Leaders, Global Real Estate and International, respectively.

NOTE 9 -- EXPENSE OFFSET ARRANGEMENT

     The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset agreement could have been invested in income-producing assets. The custody fees incurred, credits received and net custody expenses for the Funds are as follows for the six months ended April 30, 1997:

                                 CUSTODY FEES        CREDIT RECEIVED        NET FEES
Emerging Markets                   $ 89,507              $   189            $ 89,318
Global Leaders                       90,430                1,218              89,212
Global Real Estate                   92,439                  407              92,032
International                       212,400                2,930             209,470

NOTE 10 -- SUBSEQUENT EVENTS

     Effective May 5, 1997, Evergreen Keystone Service Company, an affiliate of First Union, became the Funds', transfer agent, dividend disbursement agent and shareholder servicing agent.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                     (This Page Left Blank Intentionally)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                     (This Page Left Blank Intentionally)

                           TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              George O. Martinez
                              Secretary

                              * These individuals are not Trustees for Emerging
                                Markets or International.

                              + Trustee Emeritus.

 This report was prepared primarily for the information of fund shareholders. It is authorized for distribution if preceeded or accompanied by each fund's current prospectus. The prospectus contains important information about each fund, including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone Funds, contact your financial adviser or call Evergreen Keystone.


     BOXED COPY CONTAINING THE BELOW:
     NOT FDIC INSURED    May lose value
                         No bank guarantee



Evergreeen Keystone (Service Mark) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.


59609                                                            541076
                                                                 6/97

                            EVERGREEN KEYSTONE FUNDS
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                              200 Berkeley Street
                             Boston, MA 02116-5034


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.

Attn: File Room

Re: The Evergreen Equity Trust (Evergreen Global Leaders Fund)
File No. 811-5684              (Evergreen Global Real Estate Fund)
CIK# 0000842436
CCC# 4#95hmya

The Evergreen Investment Trust (Evergreen Emerging Markets Fund)
File No. 811-4154              (Evergreen International Equity Fund)
CIK# 0000757440
CCC# 4apyfsr*

Commissioners:

Please be advised that the Semi-Annual Report for the above referenced Fund(s) were submitted to your office on June 30, 1997, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3570.

                                                   Very Truly Yours,

                                                  /s/ Liz Snee
                                                  Liz Snee
                                                  Assistant Vice President





-------------------------------------------------------------------------------
 PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Investor:

I'm pleased to present the Annual Report to Shareholders for the Blanchard Group of Funds. This report covers the funds' fiscal year, which is the period from October 1, 1996 through September 30, 1997.

For greater efficiency in printing and mailing, this report now combines information for all funds. It begins with a commentary by the portfolio manager, and follows with a complete list of holdings and financial statements for each fund.

A fund-by-fund summary for the period follows:

 . BLANCHARD GLOBAL GROWTH FUND
The fund's diversified portfolio of U.S. and foreign stocks and bonds+ produced a solid total return of 13.20%* through dividends totaling $0.21 per share and capital gains totaling $2.26 per share. Assets in the fund totaled more than $62 million at the end of the period.

 . BLANCHARD PRECIOUS METALS FUND, INC.
Due to extremely weak market conditions, the fund's portfolio of precious metals investments and securities of mining companies produced a negative total return of (15.24%).* While the fund paid dividends totaling $0.30 per share and capital gains totaling $2.25 per share, the fund's share price fell from $8.90 to $5.37 as prices of the fund's holdings declined with the market. The fund's assets closed the period at $67 million.

 . BLANCHARD FLEXIBLE INCOME FUND
The fund's diversified portfolio of fixed income securities paid monthly dividends totaling $0.31 per share and recorded a $0.14 per share increase in net asset value. As a result, the fund achieved a total return of 9.53%.* The fund's assets reached $155 million.

 . BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
The fund's conservative portfolio of fixed income securities produced a total return of 7.24%* through monthly dividends totaling $0.17 per share, and a $0.04 per share increase in net asset value. Assets in the fund totaled more than $133 million.

 . BLANCHARD FLEXIBLE TAX-FREE BOND FUND
Designed for tax-sensitive investors, this fund paid federally tax-free dividends totaling $0.25 per share.** Through this income stream and a $0.25 per share increase in net asset value, the fund achieved a total return of 9.59%.* Assets reached $24 million.


-------------------------------------------------------------------------------
 PRESIDENT'S MESSAGE (CONTINUED)
-------------------------------------------------------------------------------

Thank you for pursuing your financial goals through the Blanchard Group of Funds. If you are not already doing so, consider reinvesting your earnings automatically in additional shares. It's a convenient way to gain the advantage of compounding--and increase your opportunity to participate in key financial markets over time.

                             Sincerely,

                             /s/ Edward C. Gonzales

                             Edward C. Gonzales
                             President
                             November 15, 1997



 +Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
 *Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**Income may be subject to the federal alternative minimum tax and state and local taxes.



Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Global Growth Fund for the fiscal year ended September 30, 1997.

["Graphic representation A1 omitted. See Appendix."]

  The Blanchard Global Growth Fund's total return (price change plus reinvestment of distributions) for the year ending September 30, 1997 was 13.20%. By comparison, the Morgan Stanley World Index (MSCI World) rose 24.12%, and the Salomon Brothers World Government Bond Index (WGBI) was up 2.41% for the same period.*

  During the past year, equity markets substantially outperformed bond markets around the globe. It appears the markets have priced in a continued period of strong economic growth with low inflation. Equity markets in Continental Europe performed better than the rest of the world, mainly because corporate earnings have increased. Corporate earnings increased due to a pick up in economic growth, and an increase in exports (due to their weaker currencies), as well as from gains in productivity. Among the major stock markets, only

*The Morgan Stanley World Index is based on the share prices of approximately
 1,600 companies listed on the stock exchanges of 22 countries. The Salomon Brothers World Government Bond Index is comprised of 17 Government bond markets whose eligibility is determined based on market capitalization and investment criteria; a market's issues must total at least US$20 billion, DM30 billion, and 2.5 trillion for three consecutive months, after which it will be added to the SBWGBI at the end of the following quarter. These indices are unmanaged. Actual investment cannot be made in an index.



the Japanese stock market declined during the past year. The low interest rate environment in Japan has yet to spur economic growth, as the deregulation of the financial industry has been slow.

  The Blanchard Global Growth Fund benefited from its exposure to equities, since equities posted higher returns than bonds. However, our allocation across equity markets did not help performance. We were overweighted in Continental Europe and Japan and underweighted in the United States. Our currency hedging strategy added value, since the U.S. Dollar strengthened against most currencies in Continental Europe and Japan. We continue to hedge a portion of our Japanese Yen, Swiss Franc, and Dutch Guilder exposure.

  During the past year, the Blanchard Global Growth Fund sold equities in favor of fixed income securities, as the result of strong equity performance during the past year. We also shifted a portion of the fund out of U.S. equities and into foreign equities. Continental Europe and Japan offer more attractive values, since the U.S. equity market has appreciated substantially in the past few years. We believe the gloom has been overdone in Japan, and the stock market reflects attractive long-term value.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Thomas B. Hazuka

                         Thomas B. Hazuka, Ph.D.
                         Chief Investment Officer
                         Mellon Capital Management Corporation

                         Portfolio Manager of the
                         Blanchard Global Growth Fund



Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Precious Metals Fund for the fiscal year ended September 30, 1997.

["Graphic representation A2 omitted. See Appendix."]

                               THE YEAR IN REVIEW

  One year ago, gold was trading around the $380 level and concerns were mounting that the International Monetary Fund, or IMF, was likely to sell 5 million ounces of gold to fund capital projects in developing countries. This and other concerns, such as the strengthening U.S. dollar, moved us to adopt a more defensive posture in the portfolio to reflect the increasing likelihood that the gold price would come under pressure.

  This turned out to be quite an understatement, as large sales of gold by central banks, particularly the Dutch and Australians, drove the yellow metal sharply lower. Central bank sales are almost impossible to forecast except for the general expectation that they do occur every year, but generally in quantities that don't disrupt the market. This is partly because other central banks tend to buy about half of the gold sold by their sister institutions. In the 1990's, central bank gold sales have netted out to about 7.5 million ounces per year when central bank buying is accounted for.


  Surprisingly, the past year has not been terribly out of the ordinary. About 15 million ounces of central bank gold has been sold, with perhaps 9 million of this not taken up by other central bank purchases. Ordinarily, one would not expect the price of gold to swoon by as much as 19% (from $380 to $308) in response. However, this time was different in a very significant way.

  Aggressive speculative short sales of gold accompanied every announcement of a central bank sale. Large quantities of gold have been borrowed from central banks at a borrowing cost of 2-3% per annum and sold in the marketplace in what turned out to be a successful effort to drive the gold price lower. These speculators have correctly assumed that gold buyers will be timid in the face of a growing perception that some banks are less willing to hold onto their sizable gold holdings.

  Estimates of the quantity of gold borrowed and sold short range as high as 2,000 metric tons, which is about 65 million ounces! Clearly, this swamps the actual amount of gold sold by the banks and amply explains the sharp gold price decline, which has in turn pushed most gold equities dramatically lower. In line with the gold price decline, the Blanchard Precious Metals Fund declined by 15.24% in the past year.

                                  A LOOK AHEAD

  The dominant theme of increasing and long-lasting central bank gold sales continues to weigh heavily on the bullion price as 1997 draws to a close. In recent days, the focal point of the issue has become the potential for sales of Swiss gold reserves starting in the year 2000. These sales could come about in response to a change in the Swiss constitution, which would eliminate or reduce the requirement for a gold backstop in the money supply. Complicating the issue is the proposal to create a Solidarity Foundation for charitable purposes, which would be funded in part by gold bullion sales, perhaps as much as 800 metric tons (about 26 million ounces).

  These proposals would both require political approval, followed by popular approval in a national referendum. If successful, the gold would be sold gradually over a period of five to eight years. The worst-case scenario at present seems to be the addition of 9 million ounces of gold to the annual supply-demand equation, which would last 5 years. Putting this into perspective, the annual gold market is currently sized at 130 million ounces of gold, so this is a manageable quantity. However, the larger issue is whether a significant change in central bank attitudes toward gold is at hand. If central banks are more willing to part with their gold in the years ahead, then gold will settle into a lower trading range than we have become accustomed to in the past ten years. If instead, the net supply of central bank gold remains at less than ten million ounces per year as in the past, then we can look forward to an explosive rally in the gold market as the huge outstanding short position is bought back.

  We lean toward the latter scenario, particularly since gold is now trading below the cost of production for about one quarter of the global gold mining community! New mining projects are being canceled or deferred and the supply of newly mined gold and scrap is now falling. Nonetheless, caution is the order of the day until we discern a more predictable upward path for the gold price.

  Thank you for your continued patronage.

                           Sincerely,

                           /s/ Peter C. Cavelti

                           Peter C. Cavelti
                           Chairman and CEO
                           Cavelti Capital Management Ltd.

                           Portfolio Manager of the
                           Blanchard Precious Metals Fund, Inc.

Dear Shareholders,

  Enclosed please find the annual report for your Blanchard Flexible Income Fund for the fiscal year ended September 30, 1997.

["Graphic representation A3 omitted. See Appendix."]

  The past year has been one of relatively good economic growth and declining inflation. The Federal Reserve Board (the "Fed") has continued its policy of promoting price stability and the market has responded by pushing bonds yields lower.

  The fund has benefited from this environment as the investments in high yield bonds* and mortgage backed securities have not only earned attractive yields, but have also appreciated in price. The third allocation, U.S. Treasurys, has provided the anchor to the portfolio.

  Looking forward, we are increasingly concerned with the tight labor markets and high resource utilization currently existing in the U.S. In order to relieve these pressures, higher interest rates will probably be required. However, if the Fed continues to be vigilant in its fight against inflation, significant interest rate increases should not be in the offing.

*Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.


  While the markets will undoubtedly have bouts of volatility, relative stability may remain the norm. In this environment, the fund should continue to benefit from its prudent blend of financial assets.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Jack D. Burks

                         Jack D. Burks
                         Managing Director of OFFITBANK

                         Portfolio Manager of the
                         Blanchard Flexible Income Fund


Dear Shareholders,

  Enclosed please find the annual report for your Blanchard Short-Term Flexible Income Fund for the fiscal year ended September 30, 1997.

["Graphic representation A4 omitted. See Appendix."]

  The past year has been one of relatively good economic growth and declining inflation. The Federal Reserve Board (the "Fed") has continued its policy of promoting price stability and the market has responded by pushing bond yields lower.

  The fund has benefited from this environment as the investments in high yield bonds* and mortgage backed securities have not only earned attractive yields, but have also appreciated in price. The third allocation, U.S. Treasurys, has provided the anchor to the portfolio.

  Looking forward, we are increasingly concerned with the tight labor markets and high resource utilization currently existing in the U.S. In order to relieve these pressures, higher interest rates will probably be required. However, if the Fed continues to be vigilant in its fight against inflation, significant interest rate increases should not be in the offing.

*Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.


  While the markets will undoubtedly have bouts of volatility, relative stability may remain the norm. In this environment, the fund should continue to benefit from its prudent blend of financial assets.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Jack D. Burks

                         Jack D. Burks
                         Managing Director of OFFITBANK

                         Portfolio Manager of the
                         Blanchard Short-Term Flexible Income Fund


Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Flexible Tax-Free Bond Fund for the fiscal year ended September 30, 1997.

["Graphic representation A5 omitted. See Appendix."]

  The past fiscal year was an excellent one for investors in the Blanchard Flexible Tax-Free Bond Fund. Interest rates declined during the first fiscal quarter, but rose sharply in early 1997 as the Federal Reserve Board raised interest rates to slow an extremely strong economy and quell inflation fears. Although the economy continued to grow at a 3.5% - 4% rate over the next two quarters, inflation continued moderate with the consumer price index rising only 2.2% over the past 12 months. Consequently, interest rates declined during the final two quarters of the fund's fiscal year.

  The Blanchard Flexible Tax-Free Bond Fund was invested in a portfolio of longer-term, high-quality tax exempt bonds, with a maturity of approximately 20 years for most of the year. During the latter part of the fiscal year, cash reserves were raised to reduce the average maturity of the fund in anticipation of possible interest rate increases.

  Overall, the fund had an excellent year, posting a total return of 9.59% versus 8.43% for the Lehman Brothers Current Municipal Bond Index.+


  Additionally, the fund was ranked #31 by Lipper Analytical Services out of 233 funds in its category of general municipal debt funds for total cumulative reinvested performance for the twelve month period ended 9/30/97. The fund also outperformed the Lipper General Municipal Debt Fund average of 8.59%.++

  Morningstar has awarded the Blanchard Flexible Tax-Free Bond Fund its 4-star rating for risk-adjusted performance for the overall period ended 9/30/97 in its category of 1,374 municipal funds.*

  Naturally, past performance is no guarantee of future performance. As with any fixed income fund, investment return, yield, and principal value will vary with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Kenneth J. McAlley

                         Kenneth J. McAlley
                         Executive Vice President
                         United States Trust Company of New York

                         Portfolio Manager of the
                         Blanchard Flexible Tax-Free Bond Fund

 +Lehman Brothers Municipal Index is an unmanaged broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. Actual investments cannot be made in an index.

++Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper rankings and figures do not reflect sales charges.

 *Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/97. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the fund's three-year returns in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund received 4 stars for the three-year period. It was rated among 1,374 municipal funds for the three-year period. The top ten percent of the funds in the category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The rating shown does not reflect certain management fees which were waived during the period. If reflected, they may have impacted the rating.


BLANCHARD GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                            VALUE
                                           IN U.S.
 SHARES                                    DOLLARS
 ------ ------------------------------   -----------
 FOREIGN SECURITIES SECTOR--29.8%
 -------------------------------------
        AUSTRIA--0.1%
        ------------------------------
        BANKING--0.0%
        ------------------------------
   100  Bank Austria, AG                 $     4,865
        ------------------------------
   100  (a)Bank Austria AG, Rights               226
        ------------------------------   -----------
         Total                                 5,091
        ------------------------------   -----------
        CHEMICALS--0.0%
        ------------------------------
   200  Lenzing AG                            11,821
        ------------------------------   -----------
        FINANCIAL SERVICES--0.0%
        ------------------------------
   100  Creditanstalt-Bankverein               6,298
        ------------------------------
   200  Creditanstalt-Bankverein, Pfd.        10,422
        ------------------------------   -----------
         Total                                16,720
        ------------------------------   -----------
        PETROLEUM--0.1%
        ------------------------------
   150  OMV AG                                22,375
        ------------------------------   -----------
        RUBBER & MISC. MATERIALS--0.0%
        ------------------------------
   200  Radex-Heraklith                        8,299
        ------------------------------   -----------
        STEEL--0.0%
        ------------------------------
   100  Boehler-Uddeholm                       8,403
        ------------------------------   -----------
        UTILITIES--0.0%
        ------------------------------
   100  Oest Elektrizitats, Class A            7,081
        ------------------------------   -----------
         TOTAL AUSTRIA                        79,790
        ------------------------------   -----------
        BRAZIL--0.0%
        ------------------------------
 7,481  Rhodia-Ster S.A., GDR                 18,702
        ------------------------------   -----------
        DENMARK--0.1%
        ------------------------------
        BANKING--0.1%
        ------------------------------
   200  Den Danske Bank                       21,787
        ------------------------------
   400  Unidanmark, Class A                   25,978
        ------------------------------   -----------
         Total                                47,765
        ------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                            VALUE
                                           IN U.S.
 SHARES                                    DOLLARS
 ------ ------------------------------   ------------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -------------------------------------
        DENMARK--CONTINUED
        ------------------------------
        COMMUNICATIONS EQUIPMENT--0.0%
        ------------------------------
   200  Tele Danmark AS, Class B         $     10,492
        ------------------------------   ------------
        ENVIRONMENTAL SERVICES--0.0%
        ------------------------------
   100  Danisco                                 5,662
        ------------------------------   ------------
        INDUSTRIAL SERVICES--0.0%
        ------------------------------
   100  Nkt Holding                             7,728
        ------------------------------   ------------
        MISCELLANEOUS--0.0%
        ------------------------------
   300  Korn-Og Foderstof                       9,363
        ------------------------------   ------------
        TRANSPORTATION-AIR--0.0%
        ------------------------------
   400  SAS Danmark AS                          6,717
        ------------------------------   ------------
         TOTAL DENMARK                         87,727
        ------------------------------   ------------
        FINLAND--0.2%
        ------------------------------
        BANKING--0.0%
        ------------------------------
 3,950  Merita Ltd, Class A                    18,739
        ------------------------------   ------------
        ELECTRICAL EQUIPMENT--0.1%
        ------------------------------
   250  Nokia AB, Class K                      23,672
        ------------------------------
   500  Nokia AB-A                             47,534
        ------------------------------   ------------
         Total                                 71,206
        ------------------------------   ------------
        MISCELLANEOUS--0.1%
        ------------------------------
    36  Rauma Oy                                  748
        ------------------------------
 1,300  UPM-Kymmene OY                         36,118
        ------------------------------   ------------
         Total                                 36,866
        ------------------------------   ------------
        NON-FERROUS METALS--0.0%
        ------------------------------
   500  Outokumpu Oy                            9,119
        ------------------------------   ------------
        TRADING COMPANY--0.0%
        ------------------------------
   750  Kesko                                  10,560
        ------------------------------   ------------
         TOTAL FINLAND                        146,490
        ------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                      VALUE
                                                     IN U.S.
 SHARES                                              DOLLARS
 ------ ----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------------
        FRANCE--0.7%
        ----------------------------------------
        AUTOMOBILE--0.0%
        ----------------------------------------
   150  Peugeot S.A.                               $    19,772
        ----------------------------------------   -----------
        BEVERAGE--0.2%
        ----------------------------------------
   310  LVMH (Moet-Hennessy)                            65,891
        ----------------------------------------   -----------
        BROADCASTING--0.0%
        ----------------------------------------
   150  Havas S.A.                                      10,182
        ----------------------------------------   -----------
        BUILDING MATERIALS--0.1%
        ----------------------------------------
   255  Compagnie de St. Gobain                         39,329
        ----------------------------------------
   280  Lafarge-Coppee                                  20,521
        ----------------------------------------   -----------
         Total                                          59,850
        ----------------------------------------   -----------
        CHEMICALS--0.1%
        ----------------------------------------
 1,122  Rhone-Poulenc, Class A                          44,633
        ----------------------------------------   -----------
        FINANCIAL SERVICES--0.1%
        ----------------------------------------
   260  AXA                                             17,442
        ----------------------------------------
   230  Compagnie Financiere de Paribas, Class A        17,058
        ----------------------------------------   -----------
         Total                                          34,500
        ----------------------------------------   -----------
        MOTOR VEHICLE PARTS--0.0%
        ----------------------------------------
   384  Michelin, Class B                               21,813
        ----------------------------------------   -----------
        PHARMACEUTICALS--0.2%
        ----------------------------------------
   220  L'Oreal                                         88,072
        ----------------------------------------
   290  Sanofi S.A.                                     26,934
        ----------------------------------------   -----------
         Total                                         115,006
        ----------------------------------------   -----------
        RETAILERS-BROADLINE--0.0%
        ----------------------------------------
    60  Pinault-Printemps-Redoute S.A.                  28,146
        ----------------------------------------   -----------
        RETAILERS SPECIALTY--0.0%
        ----------------------------------------
   275  Castorama Dubois Investisse                     29,574
        ----------------------------------------   -----------
        UTILITIES--0.0%
        ----------------------------------------
   170  Lyonnaise des Eaux S.A.                         18,970
        ----------------------------------------   -----------
         TOTAL FRANCE                                  448,337
        ----------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                       VALUE
                                                      IN U.S.
 SHARES                                               DOLLARS
 ------ -----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------------
        GERMANY--2.6%
        -----------------------------------------
        AIRLINES--0.1%
        -----------------------------------------
 2,500  Deutsche Lufthansa AG                       $    49,237
        -----------------------------------------   -----------
        AUTOMOTIVE & RELATED--0.1%
        -----------------------------------------
 1,000  Daimler Benz AG                                  82,515
        -----------------------------------------   -----------
        BANKING--0.4%
        -----------------------------------------
 2,250  Bayerische Hypotheken-Und Wechsel-Bank AG        96,140
        -----------------------------------------
 2,700  Deutsche Bank AG                                190,090
        -----------------------------------------   -----------
         Total                                          286,230
        -----------------------------------------   -----------
        CHEMICALS--0.2%
        -----------------------------------------
 4,500  Bayer AG                                        179,165
        -----------------------------------------   -----------
        ELECTRICAL EQUIPMENT--0.6%
        -----------------------------------------
 5,650  Siemens AG                                      381,634
        -----------------------------------------   -----------
        HEALTHCARE-GENERAL--0.1%
        -----------------------------------------
 1,500  Merck KGAA                                       57,302
        -----------------------------------------   -----------
        INSURANCE-LIFE--0.6%
        -----------------------------------------
 1,500  Allianz AG Holding                              361,895
        -----------------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        -----------------------------------------
   218  Viag AG                                          97,566
        -----------------------------------------   -----------
        STEEL--0.1%
        -----------------------------------------
   200  Thyssen AG                                       46,634
        -----------------------------------------   -----------
        UTILITIES-ELECTRIC--0.2%
        -----------------------------------------
 2,050  RWE AG                                           99,254
        -----------------------------------------   -----------
         TOTAL GERMANY                                1,641,432
        -----------------------------------------   -----------
        HONG KONG--1.1%
        -----------------------------------------
        BANKING--0.2%
        -----------------------------------------
 4,844  Bank Of East Asia                                18,093
        -----------------------------------------
 6,000  Hang Seng Bank, Ltd.                             73,856
        -----------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                VALUE
                                               IN U.S.
 SHARES                                        DOLLARS
 ------ ----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------
        HONG KONG--CONTINUED
        ----------------------------------
        BANKING--CONTINUED
        ----------------------------------
  1,545 HSBC Holdings PLC                    $    51,713
        ----------------------------------
  1,200 Wing Lung Bank                             7,118
        ----------------------------------   -----------
         Total                                   150,780
        ----------------------------------   -----------
        BROADCASTING--0.0%
        ----------------------------------
  2,000 Television Broadcasting                    7,082
        ----------------------------------   -----------
        ENTERTAINMENT & RECREATION--0.0%
        ----------------------------------
  3,000 Hong Kong & Shang Hot                      3,644
        ----------------------------------
  4,000 Shangri-La Asia                            4,110
        ----------------------------------   -----------
         Total                                     7,754
        ----------------------------------   -----------
        FINANCIAL SERVICES--0.0%
        ----------------------------------
  6,000 Peregrine Investment                      10,196
        ----------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        ----------------------------------
  9,000 Hutchison Whampoa                         88,686
        ----------------------------------
  3,000 Swire Pacific, Ltd.                       22,971
        ----------------------------------   -----------
         Total                                   111,657
        ----------------------------------   -----------
        PROPERTY--0.1%
        ----------------------------------
  2,000 Hysan Development Co., Ltd.                5,983
        ----------------------------------
  5,033 New World Development Co., Ltd.           30,440
        ----------------------------------
  4,000 Wharf Holdings Ltd.                       14,732
        ----------------------------------   -----------
         Total                                    51,155
        ----------------------------------   -----------
        REAL ESTATE--0.3%
        ----------------------------------
  5,000 Cheung Kong                               56,216
        ----------------------------------
 10,000 Sun Hung Kai Properties                  117,601
        ----------------------------------   -----------
         Total                                   173,817
        ----------------------------------   -----------
        TELECOMMUNICATIONS--0.2%
        ----------------------------------
 34,843 Hong Kong Telecommunications, Ltd.        78,800
        ----------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                               VALUE
                                              IN U.S.
 SHARES                                       DOLLARS
 ------ ---------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------
        HONG KONG--CONTINUED
        ---------------------------------
        UTILITIES--0.1%
        ---------------------------------
  9,000 China Light and Power Co., Ltd.     $    49,548
        ---------------------------------
 12,000 Hong Kong and China Gas Co., Ltd.        24,735
        ---------------------------------   -----------
         Total                                   74,283
        ---------------------------------   -----------
         TOTAL HONG KONG                        665,524
        ---------------------------------   -----------
        IRELAND--0.3%
        ---------------------------------
        BANKING--0.0%
        ---------------------------------
      1 Bank of Ireland PLC                           7
        ---------------------------------   -----------
        BUILDING MATERIALS--0.3%
        ---------------------------------
 14,329 CRH PLC                                 163,425
        ---------------------------------   -----------
         TOTAL IRELAND                          163,432
        ---------------------------------   -----------
        ITALY--1.0%
        ---------------------------------
        AUTOMOTIVE & RELATED--0.2%
        ---------------------------------
 37,510 Fiat SPA                                133,859
        ---------------------------------
  4,180 Fiat SPA                                  7,434
        ---------------------------------   -----------
         Total                                  141,293
        ---------------------------------   -----------
        BANKING--0.1%
        ---------------------------------
  5,300 Banca Commerciale Italiana               15,229
        ---------------------------------
    600 Imi                                       6,437
        ---------------------------------   -----------
         Total                                   21,666
        ---------------------------------   -----------
        BROADCASTING--0.0%
        ---------------------------------
  3,500 Mediaset SPA                             18,046
        ---------------------------------   -----------
        FINANCE-0.0%
        ---------------------------------
  6,200 Credito Italiano                         16,774
        ---------------------------------   -----------
        PAPER PRODUCTS--0.0%
        ---------------------------------
  1,000 Burgo (Cartiere) SPA                      6,488
        ---------------------------------   -----------
        PETROLEUM--0.3%
        ---------------------------------
 26,000 Eni SPA                                 163,729
        ---------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                     VALUE
                                                    IN U.S.
 SHARES                                             DOLLARS
 ------ ---------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------------
        ITALY--CONTINUED
        ---------------------------------------
        RUBBER & MISC. MATERIALS--0.0%
        ---------------------------------------
  2,300 Pirelli SPA                               $     6,742
        ---------------------------------------   -----------
        TELECOMMUNICATIONS--0.4%
        ---------------------------------------
 46,000 Telecom Italia Mobile SPA                     182,545
        ---------------------------------------
  9,944 Telecom Italia SPA                             66,249
        ---------------------------------------   -----------
         Total                                        248,794
        ---------------------------------------   -----------
        UTILITIES--0.0%
        ---------------------------------------
  1,200 Edison SPA                                      6,458
        ---------------------------------------   -----------
         TOTAL ITALY                                  629,990
        ---------------------------------------   -----------
        JAPAN--10.3%
        ---------------------------------------
        AIRLINES-0.0%
        ---------------------------------------
  2,000 Japan Airlines Co.                              7,276
        ---------------------------------------   -----------
        AUTOMOTIVE & RELATED--1.0%
        ---------------------------------------
  2,000 Denso Corp.                                    48,562
        ---------------------------------------
  3,000 Honda Motor Co., Ltd.                         104,666
        ---------------------------------------
  5,000 Nissan Motor Co., Ltd.                         29,833
        ---------------------------------------
 15,000 Toyota Motor Credit Corp.                     459,932
        ---------------------------------------   -----------
         Total                                        642,993
        ---------------------------------------   -----------
        BANKING--1.7%
        ---------------------------------------
  9,000 Asahi Bank, Ltd.                               52,208
        ---------------------------------------
 18,000 Bank of Tokyo-Mitsubishi, Ltd.                343,084
        ---------------------------------------
  9,000 Fuji Bank, Ltd., Tokyo                         99,196
        ---------------------------------------
  8,000 Industrial Bank of Japan, Ltd., Tokyo          99,445
        ---------------------------------------
  6,000 Mitsubishi Trust & Banking Corp., Tokyo        93,478
        ---------------------------------------
  4,000 Mitsui Trust & Banking                         19,922
        ---------------------------------------
 15,000 Sakura Bank, Ltd., Tokyo                       71,725
        ---------------------------------------
 10,000 Sumitomo Bank, Ltd., Osaka                    150,825
        ---------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
 SHARES                                         DOLLARS
 ------ -----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------
        JAPAN--CONTINUED
        -----------------------------------
        BANKING--CONTINUED
        -----------------------------------
  8,000 Tokai Bank, Ltd., Nagoya              $    66,230
        -----------------------------------   -----------
         Total                                    996,113
        -----------------------------------   -----------
        BUILDING & CONSTRUCTION-0.0%
        -----------------------------------
  1,000 Obayashi Corp.                              6,041
        -----------------------------------   -----------
        BUILDING MATERIALS--0.0%
        -----------------------------------
  3,000 Takara Standard Co.                        21,331
        -----------------------------------   -----------
        CAPITAL GOODS--0.2%
        -----------------------------------
 13,000 Asahi Glass Co., Ltd.                     101,052
        -----------------------------------   -----------
        CHEMICALS & RELATED--0.4%
        -----------------------------------
 12,000 Daicel Chemical Industries                 30,728
        -----------------------------------
  6,000 Sekisui Chemical Co.                       45,198
        -----------------------------------
  1,000 Shin-Etsu Chemical Co.                     27,513
        -----------------------------------
  6,000 Sumitomo Bakelite Co., Ltd.                42,562
        -----------------------------------
  2,000 Sumitomo Chemical Co.                       7,342
        -----------------------------------
  3,000 Takeda Chemical Industries                 89,998
        -----------------------------------   -----------
         Total                                    243,341
        -----------------------------------   -----------
        CHEMICAL-SPECIALTY--0.3%
        -----------------------------------
  2,000 Fuji Photo Film Co.                        82,539
        -----------------------------------
  5,000 Shiseido Co.                               80,385
        -----------------------------------   -----------
         Total                                    162,924
        -----------------------------------   -----------
        COMMUNICATION EQUIPMENT--0.3%
        -----------------------------------
  8,000 Matsushita Electric Industrial Co.        144,526
        -----------------------------------
      1 NTT Data Communications Systems Co.        45,330
        -----------------------------------   -----------
         Total                                    189,856
        -----------------------------------   -----------
        COMPUTERS--0.2%
        -----------------------------------
  6,000 Fujitsu, Ltd.                              75,081
        -----------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                       VALUE
                                                      IN U.S.
 SHARES                                               DOLLARS
 ------- ----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------------
         JAPAN--CONTINUED
         ----------------------------------------
         COMPUTERS--CONTINUED
         ----------------------------------------
   6,000 NEC Corp.                                  $    73,092
         ----------------------------------------   -----------
          Total                                         148,173
         ----------------------------------------   -----------
         CONSUMER ELECTRONIC--0.4%
         ----------------------------------------
   1,000 Rohm Co.                                       117,676
         ----------------------------------------
   6,000 Sharp Corp.                                     54,695
         ----------------------------------------
   1,000 Sony Corp.                                      94,473
         ----------------------------------------   -----------
          Total                                         266,844
         ----------------------------------------   -----------
         ELECTRONICS & ELECTRICAL EQUIPMENT--0.9%
         ----------------------------------------
     500 Advantest                                       49,308
         ----------------------------------------
   2,000 Canon Sales Co., Inc.                           39,446
         ----------------------------------------
   5,000 Canon, Inc.                                    146,267
         ----------------------------------------
  16,000 Hitachi, Ltd.                                  139,223
         ----------------------------------------
     600 Kyocera Corp.                                   39,231
         ----------------------------------------
   1,000 Mitsubishi Corp.                                 9,696
         ----------------------------------------
   1,000 Murata Manufacturing                            43,258
         ----------------------------------------
   1,000 Tokyo Electron, Ltd.                            61,076
         ----------------------------------------
   4,000 Yamatake-Honeywell                              56,352
         ----------------------------------------   -----------
          Total                                         583,857
         ----------------------------------------   -----------
         FINANCIAL SERVICES--0.8%
         ----------------------------------------
   2,200 Credit Saison Co., Ltd.                         59,799
         ----------------------------------------
   4,000 Daiwa Securities Co., Ltd.                      24,530
         ----------------------------------------
 134,000 (a)Nikkei 300 Stock Index List Fund            304,268
         ----------------------------------------
   7,000 Nomura Securities Co., Ltd.                     91,075
         ----------------------------------------
   3,000 Yamaichi Securities Co., Ltd.                    6,166
         ----------------------------------------   -----------
          Total                                         485,838
         ----------------------------------------   -----------
         FOOD PROCESSING--0.1%
         ----------------------------------------
   3,000 House Foods Corp.                               50,965
         ----------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
 SHARES                                         DOLLARS
 ------ -----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------
        JAPAN--CONTINUED
        -----------------------------------
        HOUSING & CONSTRUCTION--0.1%
        -----------------------------------
 13,000 Taisei Corp.                          $    48,587
        -----------------------------------   -----------
        INSURANCE--0.2%
        -----------------------------------
 11,000 Sumitomo Marine & Fire                     76,117
        -----------------------------------
  4,000 Tokio Marine and Fire Insurance Co.        48,065
        -----------------------------------   -----------
         Total                                    124,182
        -----------------------------------   -----------
        MACHINERY--0.3%
        -----------------------------------
 14,000 Komatsu, Ltd.                              78,313
        -----------------------------------
  4,000 Mori Seiki Co.                             46,739
        -----------------------------------
  4,000 Takuma Co., Ltd.                           39,778
        -----------------------------------   -----------
         Total                                    164,830
        -----------------------------------   -----------
        NON-RESIDENTIAL CONSTRUCTION--0.1%
        -----------------------------------
  7,000 Sekisui House, Ltd.                        66,711
        -----------------------------------   -----------
        OIL & RELATED--0.0%
        -----------------------------------
  8,000 Mitsubishi Oil Co.                         21,480
        -----------------------------------   -----------
        PAPER PRODUCTS--0.0%
        -----------------------------------
  2,000 Nippon Paper Industries Co.                10,972
        -----------------------------------   -----------
        PHARMACEUTICALS--0.4%
        -----------------------------------
  6,000 Chugai Pharmaceutical Co.                  51,711
        -----------------------------------
  4,000 Kaken Pharmaceutical                       13,823
        -----------------------------------
  2,000 Sankyo Co., Ltd.                           69,280
        -----------------------------------
  4,000 Shionogi and Co.                           24,894
        -----------------------------------
  3,000 Yamanouchi Pharmaceutical Co., Ltd.        74,086
        -----------------------------------   -----------
         Total                                    233,794
        -----------------------------------   -----------
        PHOTO EQUIPMENT & SUPPLIES--0.0%
        -----------------------------------
  1,000 Nikon Corp.                                15,745
        -----------------------------------   -----------
        PRINTING-COMMERCIAL--0.0%
        -----------------------------------
  1,000 Dai Nippon Printing Co., Ltd.              21,381
        -----------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                VALUE
                                               IN U.S.
 SHARES                                        DOLLARS
 ------ ----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------
        JAPAN--CONTINUED
        ----------------------------------
        REAL ESTATE--0.2%
        ----------------------------------
  8,000 Mitsubishi Estate Co., Ltd.          $   116,682
        ----------------------------------   -----------
        RETAIL--0.3%
        ----------------------------------
  1,000 Daiei, Inc.                                5,519
        ----------------------------------
  5,000 Hankyu Department Stores, Inc.            41,435
        ----------------------------------
  1,000 Isetan Co.                                 9,613
        ----------------------------------
  2,000 Ito Yokado Co., Ltd.                     108,395
        ----------------------------------   -----------
         Total                                   164,962
        ----------------------------------   -----------
        RUBBER & MISC. MATERIALS--0.1%
        ----------------------------------
  3,000 Bridgestone Corp.                         72,097
        ----------------------------------   -----------
        SHIPBUILDING--0.2%
        ----------------------------------
 27,000 Mitsubishi Heavy Industries, Ltd.        147,899
        ----------------------------------   -----------
        STEEL--0.1%
        ----------------------------------
 44,000 NKK Corp.                                 59,070
        ----------------------------------
  9,000 Nippon Steel Co.                          19,839
        ----------------------------------   -----------
         Total                                    78,909
        ----------------------------------   -----------
        TELECOMMUNICATIONS--0.9%
        ----------------------------------
     62 Nippon Telegraph & Telephone Corp.       570,316
        ----------------------------------   -----------
        TEXTILE & APPAREL--0.1%
        ----------------------------------
  6,000 Nisshinbo Industries                      39,728
        ----------------------------------   -----------
        TRADING COMPANY--0.3%
        ----------------------------------
 15,000 Itochu Corp.                              51,960
        ----------------------------------
 22,000 Marubeni Corp.                            72,926
        ----------------------------------
  4,000 Onward Kashiyama Co., Ltd.                57,678
        ----------------------------------   -----------
         Total                                   182,564
        ----------------------------------   -----------
        TRANSPORTATION--0.4%
        ----------------------------------
     12 East Japan Railway Co.                    56,286
        ----------------------------------
 35,000 (a)Kawasaki Kisen Kaisha, Ltd.            38,286
        ----------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                             VALUE
                                            IN U.S.
 SHARES                                     DOLLARS
 ------ -------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 --------------------------------------
        JAPAN--CONTINUED
        -------------------------------
        TRANSPORTATION--CONTINUED
        -------------------------------
 28,000 Kinki Nippon Railway              $   159,874
        -------------------------------   -----------
         Total                                254,446
        -------------------------------   -----------
        UTILITIES--0.3%
        -------------------------------
    900 Kansai Electric Power Co., Inc.        16,035
        -------------------------------
  1,000 Sumitomo Electric Industries           14,337
        -------------------------------
  8,100 Tokyo Electric Power Co.              155,731
        -------------------------------   -----------
         Total                                186,103
        -------------------------------   -----------
         TOTAL JAPAN                        6,427,992
        -------------------------------   -----------
        NETHERLANDS--0.7%
        -------------------------------
        BANKING--0.1%
        -------------------------------
  1,621 ABN-Amro Hldgs N.V.                    32,822
        -------------------------------   -----------
        CONSUMER & RELATED--0.0%
        -------------------------------
    200 Heineken N.V.                          35,080
        -------------------------------   -----------
        FOOD PROCESSING--0.1%
        -------------------------------
    200 Unilever N.V.                          42,687
        -------------------------------   -----------
        HOUSEHOLD DURABLES--0.1%
        -------------------------------
    600 Philips Electronics N.V.               50,766
        -------------------------------   -----------
        INSURANCE--0.2%
        -------------------------------
    315 Aegon N.V.                             25,228
        -------------------------------
  1,065 Ahold N.V.                             28,788
        -------------------------------
  1,436 ING Groep N.V.                         65,945
        -------------------------------   -----------
         Total                                119,961
        -------------------------------   -----------
        PETROLEUM--0.2%
        -------------------------------
  2,600 Royal Dutch Petroleum                 145,526
        -------------------------------   -----------
         TOTAL NETHERLANDS                    426,842
        -------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                               VALUE
                                              IN U.S.
 SHARES                                       DOLLARS
 ------ ---------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------
        NEW ZEALAND--0.1%
        ---------------------------------
        BUILDING MATERIALS--0.0%
        ---------------------------------
 5,552  Fletcher Challenge Energy           $     6,936
        ---------------------------------   -----------
        FOREST PRODUCTS--0.1%
        ---------------------------------
 8,300  Carter Holt Harvey                       18,026
        ---------------------------------
   222  Fletcher Challenge Forests                  277
        ---------------------------------   -----------
         Total                                   18,303
        ---------------------------------   -----------
        TELECOMMUNICATIONS--0.0%
        ---------------------------------
 3,900  Telecom Corp. of New Zealand             19,788
        ---------------------------------   -----------
         TOTAL NEW ZEALAND                       45,027
        ---------------------------------   -----------
        NORWAY--0.2%
        ---------------------------------
        ENERGY--0.1%
        ---------------------------------
 1,000  Norsk Hydro AS                           59,591
        ---------------------------------   -----------
        FOREST PRODUCTS--0.1%
        ---------------------------------
   300  Norske Skogindustrier AS, Class A        11,271
        ---------------------------------
   200  Norske Skogindustrier AS, Class B         6,867
        ---------------------------------   -----------
         Total                                   18,138
        ---------------------------------   -----------
        INSURANCE-LIFE--0.0%
        ---------------------------------
 1,300  (a)Storebrand ASA                         9,329
        ---------------------------------   -----------
        MULTI-INDUSTRY--0.0%
        ---------------------------------
   200  Aker AS, Class A                          3,743
        ---------------------------------
    40  Aker AS, Class B                            681
        ---------------------------------
   100  Orkla Borregaard AS, Class A              8,837
        ---------------------------------   -----------
         Total                                   13,261
        ---------------------------------   -----------
        NON-FERROUS METALS--0.0%
        ---------------------------------
   400  Elkem AS, Class A                         7,092
        ---------------------------------   -----------
         TOTAL NORWAY                           107,411
        ---------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                              VALUE
                                             IN U.S.
 SHARES                                      DOLLARS
 ------ --------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------
        SOUTH AFRICA--0.1%
        --------------------------------
        MINERAL PRODUCTS--0.1%
        --------------------------------
 20,000 Billiton PLC                       $    77,030
        --------------------------------   -----------
        SPAIN--0.8%
        --------------------------------
        BANKING--0.1%
        --------------------------------
    300 Argentaria SA                           17,947
        --------------------------------
    900 Banco Bilbao Vizcaya SA                 27,705
        --------------------------------
  1,200 Banco Santander                         39,311
        --------------------------------   -----------
         Total                                  84,963
        --------------------------------   -----------
        PETROLEUM--0.1%
        --------------------------------
  1,100 Repsol SA                               47,531
        --------------------------------   -----------
        REAL ESTATE--0.3%
        --------------------------------
  6,000 Vallehermosa SA                        165,405
        --------------------------------   -----------
        TELECOMMUNICATIONS--0.1%
        --------------------------------
  2,200 Telefonica de Espana                    69,123
        --------------------------------   -----------
        UTILITIES--0.2%
        --------------------------------
  2,400 Endesa SA                               51,209
        --------------------------------
    400 Gas Natural SDG SA                      21,063
        --------------------------------
  2,200 Iberdrola SA                            27,045
        --------------------------------
    600 Union Elec Fenosa                        5,205
        --------------------------------   -----------
         Total                                 104,522
        --------------------------------   -----------
         TOTAL SPAIN                           471,544
        --------------------------------   -----------
        SWEDEN--0.7%
        --------------------------------
        BANKING--0.0%
        --------------------------------
  1,500 Skand Enskilda BKN, Class A             18,188
        --------------------------------
    300 Svenska Handelsbanken, Stockholm        10,399
        --------------------------------   -----------
         Total                                  28,587
        --------------------------------   -----------
        COMMUNICATIONS--0.2%
        --------------------------------
  2,300 Telefonaktiebolaget LM Ericsson        110,491
        --------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                                VALUE
                                                               IN U.S.
 SHARES                                                        DOLLARS
 ------  -------------------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------------------------
         SWEDEN--CONTINUED
         -------------------------------------------------
         MISCELLANEOUS--0.2%
         -------------------------------------------------
 2,600   Scania AB, Class A                                       78,814
         -------------------------------------------------
 2,600   Scania AB, Class B                                  $    78,814
         -------------------------------------------------   -----------
          Total                                                  157,628
         -------------------------------------------------   -----------
         PHARMACEUTICALS--0.3%
         -------------------------------------------------
 8,800   Astra AB, Class A                                       162,372
         -------------------------------------------------   -----------
          TOTAL SWEDEN                                           459,078
         -------------------------------------------------   -----------
         SWITZERLAND--7.6%
         -------------------------------------------------
         AIRLINES-0.1%
         -------------------------------------------------
    30   Sairgroup                                                40,120
         -------------------------------------------------   -----------
         BANKING--1.2%
         -------------------------------------------------
   600   Credit Suisse Group                                      81,064
         -------------------------------------------------
   200   Schweizerische Bankgesellschaft (UBS)                    46,755
         -------------------------------------------------
   300   Schweizerische Bankgesellschaft (UBS)                   350,454
         -------------------------------------------------
   900   Schweizerischer Bankverein                              243,193
         -------------------------------------------------   -----------
          Total                                                  721,466
         -------------------------------------------------   -----------
         BUILDING PRODUCTS--0.1%
         -------------------------------------------------
    50   Holderbank Financiere Glaris AG, Class B                 47,442
         -------------------------------------------------
   100   Holderbank Financiere Glaris AG, Class R                 19,527
         -------------------------------------------------   -----------
          Total                                                   66,969
         -------------------------------------------------   -----------
         COMMERCIAL SERVICES--0.0%
         -------------------------------------------------
    15   SGS Societe Generale de Surveillance Holding S.A.        26,248
         -------------------------------------------------   -----------
         ELECTRICAL EQUIPMENT--0.3%
         -------------------------------------------------
    95   ABB AG                                                  139,913
         -------------------------------------------------
    10   Schindler Holding AG                                     12,445
         -------------------------------------------------
    50   Sulzer AG                                                38,023
         -------------------------------------------------   -----------
          Total                                                  190,381
         -------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                              DOLLARS
 ------ --------------------------------------------------------   ------------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------------------------------
        SWITZERLAND--CONTINUED
        --------------------------------------------------------
        FOOD PROCESSING--1.1%
        --------------------------------------------------------
    500 Nestle SA                                                  $    696,507
        --------------------------------------------------------   ------------
        HEALTHCARE-GENERAL--1.6%
        --------------------------------------------------------
    100 Roche Holding AG                                              1,015,677
        --------------------------------------------------------   ------------
        HOUSEHOLD PRODUCTS--0.4%
        --------------------------------------------------------
    600 Zurich Versicherungsgesellschaft                                261,139
        --------------------------------------------------------   ------------
        HUMAN RESOURCES--0.1%
        --------------------------------------------------------
    200 Adecco S.A.                                                      80,446
        --------------------------------------------------------   ------------
        INSURANCE-LIFE--0.5%
        --------------------------------------------------------
    190 Schw Rueckversicherungs                                         284,922
        --------------------------------------------------------   ------------
        METAL & MINING--0.1%
        --------------------------------------------------------
     75 Alusuisse Lonza Holding AG                                       73,002
        --------------------------------------------------------   ------------
        MISCELLANEOUS--2.0%
        --------------------------------------------------------
    790 Novartis AG                                                   1,211,909
        --------------------------------------------------------   ------------
        RETAIL-RESTAURANTS--0.0%
        --------------------------------------------------------
     50 Valora Holding AG                                                10,640
        --------------------------------------------------------   ------------
        UNASSIGNED--0.1%
        --------------------------------------------------------
     50 Societe Suisse pour la Microelectronique et l'Horlogerie         29,772
        --------------------------------------------------------
    200 Societe Suisse pour la Microelectronique et l'Horlogerie         27,537
        --------------------------------------------------------   ------------
         Total                                                           57,309
        --------------------------------------------------------   ------------
         TOTAL SWITZERLAND                                            4,736,735
        --------------------------------------------------------   ------------
        UNITED KINGDOM--3.2%
        --------------------------------------------------------
        AEROSPACE--0.1%
        --------------------------------------------------------
  1,900 British Aerospace PLC                                            50,307
        --------------------------------------------------------   ------------
        BANKING--0.6%
        --------------------------------------------------------
  7,100 Lloyds TSB Group PLC                                             95,311
        --------------------------------------------------------
 18,028 National Westminster Bank PLC, London                           272,242
        --------------------------------------------------------   ------------
         Total                                                          367,553
        --------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                               VALUE
                                                              IN U.S.
 SHARES                                                       DOLLARS
 ------ -------------------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------
        UNITED KINGDOM--CONTINUED
        -------------------------------------------------
        BROADCASTING--0.4%
        -------------------------------------------------
    900 British Sky Broadcasting Group PLC                   $    6,809
        -------------------------------------------------
 27,500 Carlton Communications PLC                              227,572
        -------------------------------------------------   -----------
         Total                                                  234,381
        -------------------------------------------------   -----------
        DIVERSIFIED OPERATIONS--0.2%
        -------------------------------------------------
 19,334 Williams Holdings PLC                                   115,040
        -------------------------------------------------   -----------
        FOOD PROCESSING--0.2%
        -------------------------------------------------
 14,300 Allied Domecq PLC                                       113,334
        -------------------------------------------------   -----------
        HEALTH CARE--0.5%
        -------------------------------------------------
 33,224 Smithkline Beecham Corp.                                324,121
        -------------------------------------------------   -----------
        MACHINERY--0.3%
        -------------------------------------------------
  8,800 Siebe PLC                                               176,949
        -------------------------------------------------   -----------
        MULTI-INDUSTRY--0.3%
        -------------------------------------------------
  7,500 Hanson PLC, ADR                                         180,938
        -------------------------------------------------   -----------
        OIL & RELATED--0.2%
        -------------------------------------------------
 10,370 British Petroleum Co. PLC                               156,347
        -------------------------------------------------   -----------
        PHARMACEUTICALS--0.2%
        -------------------------------------------------
  4,800 Glaxo Wellcome PLC                                      107,036
        -------------------------------------------------   -----------
        PUBLISHING--0.2%
        -------------------------------------------------
 12,722 EMI Group PLC                                           124,933
        -------------------------------------------------   -----------
        RETAIL--0.0%
        -------------------------------------------------
  5,468 Thorn EMI                                                12,318
        -------------------------------------------------   -----------
        TELECOMMUNICATIONS--0.0%
        -------------------------------------------------
  1,125 Cable & Wireless                                          9,578
        -------------------------------------------------   -----------
         TOTAL UNITED KINGDOM                                 1,972,835
        -------------------------------------------------   -----------
         TOTAL FOREIGN SECURITIES SECTOR (IDENTIFIED COST
        $18,032,118)                                         18,605,918
        -------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
  SHARES                                                           DOLLARS
 --------- ---------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--9.9%
 -------------------------------------------------------------
           ARGENTINA--0.3%
           ---------------------------------------------------
           PETROLEUM--0.3%
           ---------------------------------------------------
    21,385 Compania Naviera Perez Companc S.A., Class B          $    172,398
           ---------------------------------------------------   ------------
           BRAZIL--1.4%
           ---------------------------------------------------
           BANKING--0.1%
           ---------------------------------------------------
 7,000,000 Banco Bradesco S.A., Pfd.                                   73,794
           ---------------------------------------------------   ------------
           BASIC INDUSTRY--0.6%
           ---------------------------------------------------
     4,387 (a)Cia Acos Especiais Itabira-Acesita, ADR                  16,937
           ---------------------------------------------------
     3,207 (a)Companhia Energetica de Minas Gerais, ADR               176,219
           ---------------------------------------------------
     7,400 Companhia Vale Do Rio Doce, ADR                            181,017
           ---------------------------------------------------   ------------
            Total                                                     374,173
           ---------------------------------------------------   ------------
           INDUSTRIAL SERVICES--0.6%
           ---------------------------------------------------
     2,750 Telecomunicacoes Brasileras, ADR                           354,063
           ---------------------------------------------------   ------------
           STEEL--0.0%
           ---------------------------------------------------
 1,211,792 Cia Acos Especiais Itabira-Acesita, Pfd.                     2,632
           ---------------------------------------------------   ------------
           UTILITIES--0.1%
           ---------------------------------------------------
   150,000 Centrais Eletricas Brasileiras S.A., Pfd., Series B         84,887
           ---------------------------------------------------
     6,588 Light Servicos de Eletricidade S.A.                          2,820
           ---------------------------------------------------   ------------
            Total                                                      87,707
           ---------------------------------------------------   ------------
            TOTAL BRAZIL                                              892,369
           ---------------------------------------------------   ------------
           CHILE--0.8%
           ---------------------------------------------------
           CONSUMER DURABLES--0.2%
           ---------------------------------------------------
     4,200 Compania Cervecerias Unidas S.A., ADR                      120,750
           ---------------------------------------------------   ------------
           ENGINEERING-BUSINESS SERVICES--0.3%
           ---------------------------------------------------
     5,319 Chilgener S.A., ADR                                        145,940
           ---------------------------------------------------   ------------
           TELECOMMUNICATIONS--0.1%
           ---------------------------------------------------
     2,525 Compania Telecomunicacion Chile, ADR                        81,747
           ---------------------------------------------------   ------------
           UTILITIES--0.2%
           ---------------------------------------------------
     3,750 (b)Chilectra S.A., ADR                                     118,378
           ---------------------------------------------------   ------------
            TOTAL CHILE                                               466,815
           ---------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                             DOLLARS
 ------- ------------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------------
         COLOMBIA--0.4%
         ------------------------------------------------------
         BANKING--0.3%
         ------------------------------------------------------
   2,600 Banco Ganadero S.A., ADR, Class B                        $    104,000
         ------------------------------------------------------
   5,500 Banco Industrial Colombiano, ADR                               98,313
         ------------------------------------------------------   ------------
          Total                                                        202,313
         ------------------------------------------------------   ------------
         MISCELLANEOUS--0.1%
         ------------------------------------------------------
   3,500 Cementos Diamante S.A., GDR                                    45,500
         ------------------------------------------------------   ------------
          TOTAL COLOMBIA                                               247,813
         ------------------------------------------------------   ------------
         GREECE--0.0%
         ------------------------------------------------------
         BANKING--0.0%
         ------------------------------------------------------
     422 Ergo Bank S.A.                                                 28,267
         ------------------------------------------------------   ------------
         INDIA--0.3%
         ------------------------------------------------------
         CHEMICALS--0.1%
         ------------------------------------------------------
   5,700 Indian Petrochemicals, GDR                                     58,397
         ------------------------------------------------------   ------------
         STEEL--0.0%
         ------------------------------------------------------
   5,500 Steel Authority of India, GDR                                  35,888
         ------------------------------------------------------   ------------
         TEXTILES--0.2%
         ------------------------------------------------------
   4,300 Reliance Industries, Ltd., GDR                                 98,631
         ------------------------------------------------------   ------------
          TOTAL INDIA                                                  192,916
         ------------------------------------------------------   ------------
         INDONESIA--0.3%
         ------------------------------------------------------
         BANKING--0.2%
         ------------------------------------------------------
 275,626 (a)PT Bank Dagang Nasional                                     54,455
         ------------------------------------------------------
  39,374 (a)PT Bank Dagang Nasional, Warrants 2/14/2000                  2,274
         ------------------------------------------------------
 260,814 (a)PT Bank International Indonesia                             75,311
         ------------------------------------------------------
  32,072 (a)PT Bank International Indonesia, Warrants 1/17/2000          2,720
         ------------------------------------------------------   ------------
          Total                                                        134,760
         ------------------------------------------------------   ------------
         CAPITAL GOODS--0.1%
         ------------------------------------------------------
   3,100 (a)PT Indosat, ADR                                             81,375
         ------------------------------------------------------   ------------
          TOTAL INDONESIA                                              216,135
         ------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                           VALUE
                                                          IN U.S.
 SHARES                                                   DOLLARS
 ------ ---------------------------------------------   -----------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 ----------------------------------------------------
        KOREA--0.6%
        ---------------------------------------------
        AUTOMOBILE--0.0%
        ---------------------------------------------
  2,066 Hyundai Motor Service Co., Pfd.                 $    13,999
        ---------------------------------------------   -----------
        CAPITAL GOODS--0.1%
        ---------------------------------------------
  3,284 (a)Anam Industrial Co., Ltd.                         52,400
        ---------------------------------------------   -----------
        COMPUTERS--0.1%
        ---------------------------------------------
  5,750 Anam Industrial Co., Ltd., Pfd.                      33,934
        ---------------------------------------------   -----------
        ELECTRONICS & ELECTRICAL--0.0%
        ---------------------------------------------
      2 (a)Samsung Electronics Co.                              193
        ---------------------------------------------
     18 (b)Samsung Electronics Co., GDR                         968
        ---------------------------------------------   -----------
         Total                                                1,161
        ---------------------------------------------   -----------
        HOUSING & CONSTRUCTION--0.0%
        ---------------------------------------------
  9,000 (a)Kumho Construction & Engineering Co., Pfd.        21,836
        ---------------------------------------------   -----------
        MACHINERY--0.0%
        ---------------------------------------------
  6,000 (a)(b)Daewoo Heavy Industries, Pfd.                  23,213
        ---------------------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        ---------------------------------------------
  2,283 (a)(b)Dong Bang Forwarding Co.                      118,516
        ---------------------------------------------
    913 (a)Dong Bang Forwarding Co., Rights                  14,222
        ---------------------------------------------   -----------
         Total                                              132,738
        ---------------------------------------------   -----------
        PETROLEUM--0.1%
        ---------------------------------------------
  2,571 (a)Yukong, Ltd.                                      47,767
        ---------------------------------------------   -----------
        UTILITIES--0.1%
        ---------------------------------------------
  3,200 (a)Korea Electric Power Corp.                        70,995
        ---------------------------------------------   -----------
         TOTAL KOREA                                        398,043
        ---------------------------------------------   -----------
        MALAYSIA--0.9%
        ---------------------------------------------
        AIRLINES--0.1%
        ---------------------------------------------
 25,000 Malaysian Airline System                             40,071
        ---------------------------------------------   -----------
        BANKING--0.2%
        ---------------------------------------------
 14,000 Commerce Asset Holdings Berhad                       15,708
        ---------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                           DOLLARS
 ------ ------------------------------------------------------   ----------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -------------------------------------------------------------
        MALAYSIA--CONTINUED
        ------------------------------------------------------
        BANKING--CONTINUED
        ------------------------------------------------------
  1,750 (a)Commerce Asset Holdings Berhad, Warrants 12/31/2002   $      566
        ------------------------------------------------------
 25,000 RHB Capital BHD                                              29,591
        ------------------------------------------------------
 12,000 Malayan Banking Berhad                                       60,291
        ------------------------------------------------------   ----------
         Total                                                      106,156
        ------------------------------------------------------   ----------
        BEVERAGES--0.1%
        ------------------------------------------------------
 40,000 Guinness Anchor Berhad                                       61,648
        ------------------------------------------------------   ----------
        FOREST PRODUCTS--0.0%
        ------------------------------------------------------
 10,000 Jaya Tiasa Holdings                                          27,587
        ------------------------------------------------------   ----------
        INDUSTRIAL COMPONENT--0.0%
        ------------------------------------------------------
  9,000 United Engineers, Ltd.                                       28,851
        ------------------------------------------------------   ----------
        LEISURE & RECREATION--0.1%
        ------------------------------------------------------
 12,000 Genting Berhad                                               37,358
        ------------------------------------------------------   ----------
        MULTI-INDUSTRY--0.1%
        ------------------------------------------------------
 35,000 Sime Darby Berhad                                            72,821
        ------------------------------------------------------   ----------
        NON RESIDENTIAL CONSTRUCTION--0.1%
        ------------------------------------------------------
 47,000 Renong Berhad                                                46,359
        ------------------------------------------------------   ----------
        TELECOMMUNICATIONS--0.1%
        ------------------------------------------------------
 13,500 Telekom Malaysia Berhad                                      40,988
        ------------------------------------------------------   ----------
        UTILITIES--0.1%
        ------------------------------------------------------
 18,000 Petronas Gas Berhad                                          53,263
        ------------------------------------------------------   ----------
         TOTAL MALAYSIA                                             515,102
        ------------------------------------------------------   ----------
        MEXICO--1.4%
        ------------------------------------------------------
        FINANCIAL SERVICES--0.3%
        ------------------------------------------------------
  4,900 (a)Carso Global Telecom, ADR                                 41,592
        ------------------------------------------------------
  4,900 (a)Grupo Carso S.A. de C.V., Class A1, ADR                   78,898
        ------------------------------------------------------
 16,000 (a)Grupo Financiero Banamex Accivel, Class B                 50,450
        ------------------------------------------------------
  1,140 (a)Grupo Financiero Banamex Accivel, Class L                  3,345
        ------------------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                             DOLLARS
 ------- ------------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------------
         MEXICO--CONTINUED
         ------------------------------------------------------
         FINANCIAL SERVICES--CONTINUED
         ------------------------------------------------------
      68 Grupo Financiero Inbursa, S.A. de C.V., Class B, ADR     $      1,504
         ------------------------------------------------------   ------------
          Total                                                        175,789
         ------------------------------------------------------   ------------
         INDUSTRIAL & RELATED--0.1%
         ------------------------------------------------------
  11,000 Apasco S.A. de C.V.                                            83,668
         ------------------------------------------------------   ------------
         MULTI-INDUSTRY--0.2%
         ------------------------------------------------------
  12,791 Alfa, S.A. de C.V., Class A                                   120,173
         ------------------------------------------------------   ------------
         PAPER PRODUCTS--0.2%
         ------------------------------------------------------
  25,000 Kimberly-Clark de Mexico                                      130,792
         ------------------------------------------------------   ------------
         TELECOMMUNICATIONS--0.5%
         ------------------------------------------------------
 110,000 Telefonos de Mexico                                           286,679
         ------------------------------------------------------   ------------
         TELECOMMUNICATION SERVICES--0.1%
         ------------------------------------------------------
   4,000 Grupo Televisa S.A.                                            71,094
         ------------------------------------------------------   ------------
          TOTAL MEXICO                                                 868,195
         ------------------------------------------------------   ------------
         PHILIPPINES--0.1%
         ------------------------------------------------------
         BANKING--0.0%
         ------------------------------------------------------
   1,935 Metro Bank and Trust Co.                                       17,247
         ------------------------------------------------------   ------------
         OIL & RELATED--0.1%
         ------------------------------------------------------
 400,000 (a)Belle Corp.                                                 52,174
         ------------------------------------------------------
  80,000 (a)Belle Corp., warrants 10/6/2000                                  0
         ------------------------------------------------------   ------------
          Total                                                         52,174
         ------------------------------------------------------   ------------
          TOTAL PHILIPPINES                                             69,421
         ------------------------------------------------------   ------------
         PORTUGAL--0.6%
         ------------------------------------------------------
         ENGINEERING-BUSINESS SERVICES--0.1%
         ------------------------------------------------------
         Sonae Investimentos Sociedade Gestora de Participacoes
   1,500 Sociais, S.A.                                                  59,303
         ------------------------------------------------------   ------------
         FINANCIAL SERVICES--0.2%
         ------------------------------------------------------
   6,000 Banco Commercial Portugues, Class R                           126,709
         ------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                                  VALUE
                                                                 IN U.S.
 SHARES                                                          DOLLARS
 ------ ----------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------------------
        PORTUGAL--CONTINUED
        ----------------------------------------------------
        FOOD & BEVERAGE--0.2%
        ----------------------------------------------------
  1,399 Estabelecimentos Jeronimo Martins & Filho SGPS, S.A.   $    107,681
        ----------------------------------------------------   ------------
        TELECOMMUNICATIONS--0.1%
        ----------------------------------------------------
  2,000 Portugal Telecom S.A.                                        86,751
        ----------------------------------------------------   ------------
         TOTAL PORTUGAL                                             380,444
        ----------------------------------------------------   ------------
        SINGAPORE--0.3%
        ----------------------------------------------------
        BANKING--0.1%
        ----------------------------------------------------
  3,000 Development Bank of Singapore, Ltd.                          30,598
        ----------------------------------------------------
  6,000 Oversea-Chinese Banking Corp., Ltd.                          41,582
        ----------------------------------------------------   ------------
         Total                                                       72,180
        ----------------------------------------------------   ------------
        BROADCASTING--0.0%
        ----------------------------------------------------
  1,000 Singapore Press Holdings, Ltd.                               14,711
        ----------------------------------------------------   ------------
        ENTERTAINMENT & RECREATION--0.0%
        ----------------------------------------------------
  3,000 Hotel Properties, Ltd.                                        3,707
        ----------------------------------------------------   ------------
        MACHINERY--0.0%
        ----------------------------------------------------
  1,250 Keppel Corp.                                                  4,985
        ----------------------------------------------------
  2,000 Van Der Horst, Ltd.                                           2,733
        ----------------------------------------------------   ------------
         Total                                                        7,718
        ----------------------------------------------------   ------------
        PROPERTY--0.1%
        ----------------------------------------------------
  2,000 City Developments, Ltd.                                      12,945
        ----------------------------------------------------
  3,000 DBS Land Ltd.                                                 7,297
        ----------------------------------------------------
  2,000 First Capital Corp., Ltd.                                     4,472
        ----------------------------------------------------
  9,000 United Overseas Bank, Ltd.                                   35,829
        ----------------------------------------------------   ------------
         Total                                                       60,543
        ----------------------------------------------------   ------------
        TELECOMMUNICATIONS--0.1%
        ----------------------------------------------------
 13,000 Singapore Telecommunications                                 22,014
        ----------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                      VALUE
                                                     IN U.S.
 SHARES                                              DOLLARS
 ------ ----------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------
        SINGAPORE--CONTINUED
        ----------------------------------------
        TRANSPORTATION-AIR--0.0%
        ----------------------------------------
  3,000 Singapore Airlines, Ltd.                   $     22,164
        ----------------------------------------   ------------
         TOTAL SINGAPORE                                203,037
        ----------------------------------------   ------------
        SOUTH AFRICA--1.8%
        ----------------------------------------
        BANKING--0.2%
        ----------------------------------------
  7,186 Amalgamated Banks of South Africa                48,955
        ----------------------------------------
  2,515 Nedcor, Ltd.                                     54,234
        ----------------------------------------
  1,000 Standard Bank Investment Corp., Ltd.             44,523
        ----------------------------------------   ------------
         Total                                          147,712
        ----------------------------------------   ------------
        CHEMICAL--0.2%
        ----------------------------------------
  9,000 Sasol, Ltd.                                     124,075
        ----------------------------------------   ------------
        COAL--0.0%
        ----------------------------------------
    419 Anglo American Coal Corp., Ltd.                  24,454
        ----------------------------------------   ------------
        ENTERTAINMENT--0.1%
        ----------------------------------------
 62,743 Sun International (South Africa), Ltd.           38,503
        ----------------------------------------   ------------
        FINANCIAL SERVICES--0.2%
        ----------------------------------------
    312 (a)Dimension Data Holdings, Ltd.                  1,305
        ----------------------------------------
  4,500 Free State Consolidated Gold Mines, Ltd.         26,553
        ----------------------------------------
  6,000 Malbak Limited                                    8,754
        ----------------------------------------
  7,000 Rembrandt Group, Ltd.                            63,384
        ----------------------------------------   ------------
         Total                                           99,996
        ----------------------------------------   ------------
        FOOD & BEVERAGE--0.0%
        ----------------------------------------
    672 Foodcorp., Ltd.                                   4,326
        ----------------------------------------   ------------
        HOUSEHOLD PRODUCTS--0.0%
        ----------------------------------------
    837 Ellerine Holdings, Ltd.                           6,645
        ----------------------------------------
     81 (a)JD Group, Ltd.                                   613
        ----------------------------------------   ------------
         Total                                            7,258
        ----------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


 SHARES OR                                                         VALUE
 PRINCIPAL                                                        IN U.S.
  AMOUNT                                                          DOLLARS
 --------- --------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 ------------------------------------------------------------
           SOUTH AFRICA--CONTINUED
           --------------------------------------------------
           INDUSTRIAL MANUFACTURING--0.2%
           --------------------------------------------------
   6,045   Barlow Ltd.                                          $     69,069
           --------------------------------------------------
   1,030   Anglo American Industrial Corp., Ltd.                      38,676
           --------------------------------------------------   ------------
            Total                                                    107,745
           --------------------------------------------------   ------------
           INSURANCE--0.3%
           --------------------------------------------------
  27,826   LibLife Strategic Investments, Ltd.                        96,127
           --------------------------------------------------
   3,000   Liberty Life Association of Africa, Ltd.                   87,544
           --------------------------------------------------   ------------
            Total                                                    183,671
           --------------------------------------------------   ------------
           LODGING & RESTAURANT--0.2%
           --------------------------------------------------
   4,068   South African Breweries, Ltd.                             118,055
           --------------------------------------------------   ------------
           MEDICAL-DRUGS--0.0%
           --------------------------------------------------
     989   South African Druggists, Ltd.                               6,451
           --------------------------------------------------   ------------
           METALS & MINING--0.4%
           --------------------------------------------------
   3,000   Anglo American Platinum Corp., Ltd.                        51,979
           --------------------------------------------------
   1,500   Anglo American Corporation of South Africa Limited         76,762
           --------------------------------------------------
   3,300   De Beers Centenary AG                                      96,299
           --------------------------------------------------
   4,000   Gencor Ltd.                                                 9,441
           --------------------------------------------------   ------------
            Total                                                    234,481
           --------------------------------------------------   ------------
           RETAIL-DIVERSIFIED--0.0%
           --------------------------------------------------
   2,284   New Clicks Holdings, Ltd.                                   2,960
           --------------------------------------------------   ------------
            TOTAL SOUTH AFRICA                                     1,099,687
           --------------------------------------------------   ------------
           TAIWAN--0.4%
           --------------------------------------------------
           MISCELLANEOUS--0.1%
           --------------------------------------------------
   7,018   (a)Walsin Lihwa Wire, GDR                                  56,846
           --------------------------------------------------   ------------
           NON-RESIDENTIAL CONSTRUCTION--0.1%
           --------------------------------------------------
  10,902   (a)Tuntex Distinct Corp., GDR                              62,414
           --------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

 SHARES OR                                                        VALUE
 PRINCIPAL                                                       IN U.S.
  AMOUNT                                                         DOLLARS
 ---------- ------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------------------
            TAIWAN--CONTINUED
            ------------------------------------------------
            TECHNOLOGY--0.2%
            ------------------------------------------------
      4,213 (a)Macronix International Co., Ltd., ADR           $     94,529
            ------------------------------------------------   ------------
             TOTAL TAIWAN                                           213,789
            ------------------------------------------------   ------------
            THAILAND--0.3%
            ------------------------------------------------
            BANKING--0.1%
            ------------------------------------------------
     27,000 Krung Thai Bank PLC                                      18,223
            ------------------------------------------------
     13,500 Siam Commercial Bank                                     43,884
            ------------------------------------------------   ------------
             Total                                                   62,107
            ------------------------------------------------   ------------
            BUILDING MATERIALS--0.0%
            ------------------------------------------------
      2,000 Siam Cement Co., Ltd                                     32,837
            ------------------------------------------------   ------------
            COMMUNICATIONS--0.1%
            ------------------------------------------------
     35,000 (a)TelecomAsia Corp.                                     28,444
            ------------------------------------------------
      9,000 United Communication Industry Public Co., Ltd.           26,777
            ------------------------------------------------   ------------
             Total                                                   55,221
            ------------------------------------------------   ------------
            PETROLEUM--0.1%
            ------------------------------------------------
      4,500 PTT Exploration and Production Public Co.                60,248
            ------------------------------------------------   ------------
             TOTAL THAILAND                                         210,413
            ------------------------------------------------   ------------
            TURKEY--0.0%
            ------------------------------------------------
            MULTI-INDUSTRY--0.0%
            ------------------------------------------------
        349 Koc Yatirim Ve Sanayi Mamulleri Pazarlama S.A.              132
            ------------------------------------------------   ------------
             TOTAL EMERGING MARKETS SECURITIES SECTOR             6,174,976
            (IDENTIFIED COST $6,248,756)
            ------------------------------------------------   ------------
 COMMERCIAL PAPER--28.8%
 -----------------------------------------------------------
            FINANCE--28.8%
            ------------------------------------------------
 $3,000,000 Ford Motor Credit Corp., 5.50%, 12/12/1997            2,969,670
            ------------------------------------------------
  3,000,000 General Electric Capital Corp., 5.50%, 10/8/1997      2,996,792
            ------------------------------------------------
  3,000,000 Hertz Corp., 5.50%, 12/12/1997                        2,969,670
            ------------------------------------------------
  3,000,000 Monte Rosa Capital Corp., 5.54%, 10/2/1997            2,999,538
            ------------------------------------------------
            New Center Asset Trust, A1/P1 Series, 5.53%,
  3,000,000 10/6/1997                                             2,997,696
            ------------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


  PRINCIPAL
  AMOUNT OR
   FOREIGN                                                            VALUE
 CURRENCY PAR                                                        IN U.S.
    AMOUNT                                                           DOLLARS
 ------------ --------------------------------------------------   -----------
 COMMERCIAL PAPER--CONTINUED
 ---------------------------------------------------------------
              FINANCE--CONTINUED
              --------------------------------------------------
 $ 3,000,000  Sheffield Receivables Corp., 5.54%, 10/2/1997        $ 2,999,538
              --------------------------------------------------   -----------
               TOTAL COMMERCIAL PAPER (IDENTIFIED COST
              $17,927,564)                                          17,932,904
              --------------------------------------------------   -----------
 U.S. FIXED INCOME SECURITIES SECTOR--10.7%
 ---------------------------------------------------------------
              GOVERNMENT/AGENCY--10.7%
              --------------------------------------------------
   1,500,000  United States Treasury Bill, 12/11/1997                1,485,591
              --------------------------------------------------
     325,000  United States Treasury Bond, 7.25%, 8/15/2022            355,427
              --------------------------------------------------
     500,000  United States Treasury Bond, 7.50%, 11/15/2016           556,730
              --------------------------------------------------
   1,200,000  United States Treasury Bond, 7.625%, 11/15/2022        1,368,528
              --------------------------------------------------
   1,430,000  United States Treasury Bond, 11.75%, 11/15/2014        2,076,432
              --------------------------------------------------
     400,000  United States Treasury Note, 6.25%, 2/15/2003            404,000
              --------------------------------------------------
     350,000  United States Treasury Receipt PO Strip, 8/15/2005       216,097
              --------------------------------------------------
     350,000  United States Treasury Receipt IO Strip, 2/15/2005       223,298
              --------------------------------------------------   -----------
               TOTAL U.S. FIXED INCOME SECURITIES SECTOR
               (IDENTIFIED COST $6,431,631)                          6,686,103
              --------------------------------------------------   -----------
 FOREIGN FIXED INCOME SECURITIES SECTOR--17.1%
 ---------------------------------------------------------------
              DENMARK--0.9%
              --------------------------------------------------
   3,310,000  Denmark--Bullet, Bond, 8.00%, 3/15/2006                  562,497
              --------------------------------------------------   -----------
              FRANCE--3.7%
              --------------------------------------------------
  10,500,000  France (Govt. of), 6.50%, 10/25/2006                   1,909,509
              --------------------------------------------------
   2,150,000  France O.A.T., Bond, 7.25%, 4/25/2006                    409,622
              --------------------------------------------------   -----------
               Total                                                 2,319,131
              --------------------------------------------------   -----------
              GERMANY--3.4%
              --------------------------------------------------
   1,040,000  Republic of Germany, Bond, 6.25%, 4/26/2006              620,604
              --------------------------------------------------
     287,000  Republic of Germany, Deb., 7.125%, 12/20/2002            178,442
              --------------------------------------------------
   1,065,000  Germany (Fed. Republic), 6.50%, 7/15/2003                646,130
              --------------------------------------------------
   1,140,000  Germany (Fed. Republic), Bond, 6.00%, 1/5/2006           669,438
              --------------------------------------------------   -----------
               Total                                                 2,114,614
              --------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


  PRINCIPAL
  AMOUNT OR
   FOREIGN                                                             VALUE
 CURRENCY PAR                                                         IN U.S.
    AMOUNT                                                            DOLLARS
 ------------ ---------------------------------------------------   -----------
 FOREIGN FIXED INCOME SECURITIES SECTOR--CONTINUED
 ----------------------------------------------------------------
              ITALY--1.2%
              ---------------------------------------------------
 $880,000,000 Buoni Poliennali Del Tes, Deb., 10.50%, 4/15/1998     $   519,182
              ---------------------------------------------------
  310,000,000 Italy (Republic of), Deb., 10.50%, 4/1/2005               227,162
              ---------------------------------------------------   -----------
               Total                                                    746,344
              ---------------------------------------------------   -----------
              NETHERLANDS--3.1%
              ---------------------------------------------------
    1,690,000 Dutch Government Bond, 5.75%, 2/15/2007                   864,572
              ---------------------------------------------------
      580,000 Netherlands Government Bond, 7.50%, 4/15/2010             337,602
              ---------------------------------------------------
      880,000 Dutch Government Bond, 7.25%, 10/1/2004                   493,875
              ---------------------------------------------------
      410,000 Netherlands Government Bond, 7.00%, 2/15/2003             225,363
              ---------------------------------------------------   -----------
               Total                                                  1,921,412
              ---------------------------------------------------   -----------
              SPAIN--1.3%
              ---------------------------------------------------
  104,600,000 Kingdom of Spain, Deb., 12.25%, 3/25/2000                 817,732
              ---------------------------------------------------   -----------
              SWEDEN--0.4%
              ---------------------------------------------------
    1,600,000 Sweden (Kingdom of), 10.25%, 5/5/2000                     236,091
              ---------------------------------------------------   -----------
              UNITED KINGDOM--3.1%
              ---------------------------------------------------
      245,000 United Kingdom Treasury Bond, 8.00%, 12/7/2015            455,561
              ---------------------------------------------------
      239,000 United Kingdom Treasury, 7.75%, 9/8/2006                  417,789
              ---------------------------------------------------
      400,000 United Kingdom Treasury, 8.50%, 7/16/2007                 737,321
              ---------------------------------------------------
      190,000 United Kingdom Treasury, 9.75%, 8/27/2002                 346,591
              ---------------------------------------------------   -----------
               Total                                                  1,957,262
              ---------------------------------------------------   -----------
               TOTAL FOREIGN FIXED INCOME SECURITIES SECTOR
               (IDENTIFIED COST $10,804,770)                         10,675,083
              ---------------------------------------------------   -----------
 (C) REPURCHASE AGREEMENT--1.9%
 ----------------------------------------------------------------
    1,176,958 CS First Boston, 6.05%, dated 9/30/1997, due
              10/1/1997
              (at amortized cost)                                     1,176,958
              ---------------------------------------------------   -----------
               TOTAL INVESTMENTS (IDENTIFIED COST $60,621,797)(D)   $61,251,942
              ---------------------------------------------------   -----------



BLANCHARD GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $261,075 which represents 0.4% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $60,689,138 The net unrealized appreciation of investments on a federal tax basis amounts to $562,804 which is comprised of $2,899,362 appreciation and $2,336,558 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($62,197,366) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt
IO--Interest Only
PO--Principal Only
PLC--Public Limited Company
SPA--Standby Purchase Agreement
STRIP--Separate Trading of Registered Interest & Principal of Securities

(See Notes which are an integral part of the Financial Statements)


BLANCHARD PRECIOUS METALS FUND, INC.
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
  SHARES                                        DOLLARS
 --------- --------------------------------   -----------
 EQUITIES--84.5%
 ------------------------------------------
           METALS & MINING--84.5%
           --------------------------------
           AUSTRALIA--1.0%
           --------------------------------
   600,000 (a)Croesus Mining NL               $   152,449
           --------------------------------
 1,000,000 (a)Laverton Gold NL                    148,820
           --------------------------------
 1,258,000 (a)(b)Lone Star Exploration NL         200,253
           --------------------------------
 1,300,000 (a)Lone Star Exploration NL            215,500
           --------------------------------   -----------
            Total                                 717,022
           --------------------------------   -----------
           CANADA--53.0%
           --------------------------------
 1,640,000 (a)Ariel Resources, Ltd.               367,859
           --------------------------------
   421,000 Cambior, Inc.                        4,736,840
           --------------------------------
   229,600 (a)Dayton Mining Corp.                 803,600
           --------------------------------
 1,405,500 (a)(b)Eldorado Gold Corp., Ltd.      3,823,798
           --------------------------------
   230,000 (a)First Silver Reserve, Inc.          183,061
           --------------------------------
    95,200 Franco-Nevada Mining Corp., Ltd.     2,242,148
           --------------------------------
   721,000 (a)Geomaque Explorations, Ltd.       1,930,249
           --------------------------------
    50,000 (a)Goldcorp, Inc., Class A             318,750
           --------------------------------
   401,500 (a)Golden Knight Resources, Inc.     1,191,093
           --------------------------------
   316,000 (a)Greenstone Resources, Ltd.        3,235,339
           --------------------------------
   510,000 (a)Kinross Gold Corp.                2,836,875
           --------------------------------
   194,300 (a)Philex Gold, Inc.                   773,235
           --------------------------------
   135,000 Placer Dome, Inc.                    2,581,875
           --------------------------------
 4,115,069 (a)Santa Cruz Gold, Inc.             1,488,755
           --------------------------------
 1,260,000 (a)TVX Gold, Inc.                    7,840,527
           --------------------------------
   466,000 (a)Viceroy Resource Corp.            1,180,131
           --------------------------------   -----------
            Total                              35,534,135
           --------------------------------   -----------


BLANCHARD PRECIOUS METALS FUND, INC.
--------------------------------------------------------------------------------


 SHARES OR                                                            VALUE
 PRINCIPAL                                                           IN U.S.
  AMOUNT                                                             DOLLARS
 ---------- ----------------------------------------------------   -----------
 EQUITIES--CONTINUED
 ---------------------------------------------------------------
            GHANA--4.8%
            ----------------------------------------------------
    290,000 Ashanti Goldfields Co., GDR                            $ 3,190,000
            ----------------------------------------------------   -----------
            SOUTH AFRICA--5.0%
            ----------------------------------------------------
    551,700 East Rand Gold & Uranium Co., Ltd., ADR                    764,325
            ----------------------------------------------------
    200,000 Free State Consolidated Gold Mines Ltd., ADR             1,218,750
            ----------------------------------------------------
    255,000 Vaal Reefs Explorations & Mining Co., Ltd., ADR          1,370,625
            ----------------------------------------------------   -----------
             Total                                                   3,353,700
            ----------------------------------------------------   -----------
            UNITED STATES--20.7%
            ----------------------------------------------------
  1,425,000 (a)Canyon Resources Corp.                                3,918,750
            ----------------------------------------------------
    260,000 Homestake Mining Co.                                     3,981,250
            ----------------------------------------------------
    626,500 (a)Meridian Gold, Inc.                                   3,093,344
            ----------------------------------------------------
     64,500 Newmont Mining Corp.                                     2,898,469
            ----------------------------------------------------   -----------
             Total                                                  13,891,813
            ----------------------------------------------------   -----------
             TOTAL EQUITIES (IDENTIFIED COST $78,030,194)           56,686,670
            ----------------------------------------------------   -----------
 WARRANTS--1.3%
 ---------------------------------------------------------------
    227,500 (a)Atlas Corp., Warrants (expire 12/15/99)                   1,138
            ----------------------------------------------------
     75,000 (a)Canyon Resources Corp., Warrants (expire 3/20/99)           --
            ----------------------------------------------------
            (a)(b)Geomaque Explorations Ltd., Warrants (expire         870,084
    325,000 3/19/99)
            ----------------------------------------------------   -----------
             TOTAL WARRANTS (IDENTIFIED COST $827,565)                 871,222
            ----------------------------------------------------   -----------
 PREFERRED STOCK--0.8%
 ---------------------------------------------------------------
            UNITED STATES--0.8%
            ----------------------------------------------------
     25,000 Freeport-McMoRan Copper & Gold, Inc., Cumulative
            Pfd., Series SILV (IDENTIFIED COST $432,868)               528,125
            ----------------------------------------------------   -----------
 U.S. TREASURY SECURITIES--7.8%
 ---------------------------------------------------------------
            U.S. TREASURY BILL--7.8%
            ----------------------------------------------------
 $5,300,000 12/11/1997 (IDENTIFIED COST $5,248,217)                  5,249,088
            ----------------------------------------------------   -----------


BLANCHARD PRECIOUS METALS FUND, INC.
-------------------------------------------------------------------------------

                                      VALUE
 PRINCIPAL                                                          IN U.S.
  AMOUNT                                                            DOLLARS
 ---------- ---------------------------------------------------   -----------
 (C) REPURCHASE AGREEMENT--8.2%
 --------------------------------------------------------------
 $5,492,706 CS First Boston Corp., 6.05%, dated 9/30/1997, due
            10/1/1997 (at amortized cost)                         $ 5,492,706
            ---------------------------------------------------   -----------
             TOTAL INVESTMENTS (IDENTIFIED COST $90,031,550)(D)   $68,827,811
            ---------------------------------------------------   -----------

(a) Non-income producing security.

(b) Certain of these securities are subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $4,894,135 with represents 7.3% of net assets.

(c) The repurchase agreements is fully collateralized by U.S.government and/or agency obligations based on market prices at the date of the portfolio.

(d) The cost of investments for federal tax purposes amounts to $90,719,260. The net unrealized depreciation of investments on a federal tax basis amounts to $20,522,951 which is comprised of $1,599,113 appreciation and $22,122,064 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($67,037,240) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipt

(See Notes which are an integral part of the Financial Statements)


BLANCHARD FLEXIBLE INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--26.6%
 ---------------------------------------------------------------
               AEROSPACE--1.1%
               -------------------------------------------------
 $   1,700,000 Sequa Corp., Sr. Note, 8.75%, 12/15/2001            $  1,738,250
               -------------------------------------------------   ------------
               CONSUMER RELATED--1.3%
               -------------------------------------------------
               Host Marriot Travel Plaza, Sr. Note, 9.50%,            1,062,500
     1,000,000 5/15/2005
               -------------------------------------------------
               John Q. Hammons Hotels, 1st Mtg. Bond, 8.875%,         1,015,000
     1,000,000 2/15/2004
               -------------------------------------------------   ------------
                Total                                                 2,077,500
               -------------------------------------------------   ------------
               FINANCE--3.5%
               -------------------------------------------------
               Americo Life, Inc., Sr. Sub. Note, 9.25%,              1,548,750
     1,500,000 6/1/2005
               -------------------------------------------------
     1,000,000 Navistar Financial Corp. Owner Trust 1995-A , Sr.
               Sub. Note, 8.875%, 11/15/1998                          1,024,241
               -------------------------------------------------
               Presidential Life Corp., Sr. Note, 9.50%,              1,556,250
     1,500,000 12/15/2000
               -------------------------------------------------
               Reliance Group Holdings, Inc., Sr. Note, 9.00%,        1,306,250
     1,250,000 11/15/2000
               -------------------------------------------------   ------------
                Total                                                 5,435,491
               -------------------------------------------------   ------------
               INDUSTRIAL SERVICES--0.6%
               -------------------------------------------------
     1,000,000 EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003         1,005,000
               -------------------------------------------------   ------------
               OIL REFINING--1.5%
               -------------------------------------------------
     2,250,000 PDV America, Sr. Note, 7.25%, 8/1/1998                 2,267,957
               -------------------------------------------------   ------------
               PAPER/FOREST PRODUCTS/CONTAINERS--4.9%
               -------------------------------------------------
               Doman Industries, Ltd., Sr. Note, 8.75%,                 995,000
     1,000,000 3/15/2004
               -------------------------------------------------
     1,250,000 Fort Howard Corp., Sr. Sub. Note, 9.00%, 2/1/2006      1,358,749
               -------------------------------------------------
     1,000,000 Maxxam Group, Inc., Sr. Note, 11.25%, 8/1/2003         1,065,000
               -------------------------------------------------
     1,000,000 Repap New Brunswick, 1st Priority Sr. Secd. Note,
               9.875%, 7/15/2000                                      1,012,500
               -------------------------------------------------
     1,000,000 Repap Wisconsin, Inc., 1st Priority Sr. Secd.
               Note, 9.25%, 2/1/2002                                  1,058,750
               -------------------------------------------------
     2,000,000 (a)Stone Container Finance Co. CDA, Company
               Guarantee, 11.50%, 8/15/2006                           2,130,000
               -------------------------------------------------   ------------
                Total                                                 7,619,999
               -------------------------------------------------   ------------


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
               REAL ESTATE DEVELOPMENT--1.0%
               -------------------------------------------------
               Granite Development Partners, Sr. Note, Series B,   $  1,477,500
 $   1,500,000 10.83%, 11/15/2003
               -------------------------------------------------   ------------
               RETAIL TRADE--0.7%
               -------------------------------------------------
               (a)Nine West Group, Inc., Sr. Note, 8.375%,            1,010,000
     1,000,000 8/15/2005
               -------------------------------------------------   ------------
               SERVICES--2.0%
               -------------------------------------------------
     1,000,000 (a)Calpine Corp., Sr. Note, 8.75%, 7/15/2007           1,022,500
               -------------------------------------------------
               HMH Properties, Inc., Sr. Note, Series B, 9.50%,       1,057,500
     1,000,000 5/15/2005
               -------------------------------------------------
               Prime Hospitality Corp., Sr. Sub. Note, 9.75%,         1,060,000
     1,000,000 4/1/2007
               -------------------------------------------------   ------------
                Total                                                 3,140,000
               -------------------------------------------------   ------------
               STEEL--1.7%
               -------------------------------------------------
     1,500,000 Armco, Inc., Sr. Note, 9.375%, 11/1/2000               1,552,500
               -------------------------------------------------
               Bethlehem Steel Corp., Sr. Note, 10.375%,              1,080,000
     1,000,000 9/1/2003
               -------------------------------------------------   ------------
                Total                                                 2,632,500
               -------------------------------------------------   ------------
               TELECOMMUNICATIONS/CABLE--2.0%
               -------------------------------------------------
               Centennial Cellular Corp., Sr. Note, 8.875%,           1,020,000
     1,000,000 11/1/2001
               -------------------------------------------------
               Lenfest Communications Inc., Sr. Note, 8.375%,         1,007,500
     1,000,000 11/1/2005
               -------------------------------------------------
               Teleport Communications Group, Inc., Sr. Note,         1,097,500
     1,000,000 9.875%, 7/1/2006
               -------------------------------------------------   ------------
                Total                                                 3,125,000
               -------------------------------------------------   ------------
               TRANSPORTATION--4.1%
               -------------------------------------------------
               Eletson Holdings, Inc., 1st Mtg. Note, 9.25%,          1,541,250
     1,500,000 11/15/2003
               -------------------------------------------------
     1,389,000 Piedmont Aviation, 10.15%, 3/28/2003                   1,451,505
               -------------------------------------------------
       852,000 Piedmont Aviation, 9.90%, 1/15/2001                      862,650
               -------------------------------------------------
     1,500,000 Sea Containers Ltd., Sr. Note, 9.50%, 7/1/2003         1,552,500
               -------------------------------------------------
       896,000 USAir, Inc., 9.90%, 1/15/2001                            885,920
               -------------------------------------------------   ------------
                Total                                                 6,293,825
               -------------------------------------------------   ------------
               UTILITIES-ELECTRIC--2.2%
               -------------------------------------------------
     1,000,000 Cleveland Electric Illuminating Co., 1st Mtg.
               Bond, 9.50%, 5/15/2005                                 1,090,000
               -------------------------------------------------


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
               UTILITIES-ELECTRIC--CONTINUED
               -------------------------------------------------
 $   2,218,808 (a)Tucson Electric Power Co., 10.21%, 1/1/2009      $  2,307,561
               -------------------------------------------------   ------------
                Total                                                 3,397,561
               -------------------------------------------------   ------------
                TOTAL CORPORATE BONDS (IDENTIFIED COST               41,220,583
               $39,374,399)
               -------------------------------------------------   ------------
 FOREIGN SECURITIES--1.0%
 ---------------------------------------------------------------
               TELECOMMUNICATIONS--1.0%
               -------------------------------------------------
 CAD 2,000,000 Rogers Cablesystems, Ltd., Sr. Secd. Note, 9.65%,
               1/15/2014 (IDENTIFIED COST $1,511,716)                 1,545,948
               -------------------------------------------------   ------------
 MORTGAGE BACKED SECURITIES--31.1%
 ---------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION--31.1%
               -------------------------------------------------
        35,403 Pool E00434, 7.00%, 5/1/2011                              35,809
               -------------------------------------------------
       975,488 Pool E00466, 7.00%, 1/1/2012                             986,676
               -------------------------------------------------
       993,214 Pool E00497, 7.00%, 7/1/2012                           1,004,139
               -------------------------------------------------
     1,627,552 Pool E20217, 7.00%, 1/1/2011                           1,646,202
               -------------------------------------------------
     3,643,090 Pool E20271, 7.00%, 11/1/2011                          3,684,872
               -------------------------------------------------
       702,239 Pool E64769, 7.00%, 7/1/2011                             710,292
               -------------------------------------------------
       264,596 Pool E64891, 7.00%, 7/1/2011                             267,631
               -------------------------------------------------
     1,498,267 Pool E65184, 7.00%, 8/1/2011                           1,515,450
               -------------------------------------------------
       440,315 Pool E65186, 7.00%, 8/1/2011                             445,365
               -------------------------------------------------
        58,006 Pool E65399, 7.00%, 9/1/2011                              58,671
               -------------------------------------------------
       459,199 Pool E65450, 7.00%, 10/1/2011                            464,466
               -------------------------------------------------
       283,376 Pool E65454, 7.00%, 10/1/2011                            286,626
               -------------------------------------------------
       163,361 Pool E65468, 7.00%, 10/1/2011                            165,235
               -------------------------------------------------
     2,208,871 Pool E65490, 7.00%, 10/1/2011                          2,234,205
               -------------------------------------------------
     2,821,959 Pool E65503, 7.00%, 10/1/2011                          2,854,324
               -------------------------------------------------
       304,766 Pool E65597, 7.00%, 10/1/2011                            308,261
               -------------------------------------------------
       241,313 Pool E65645, 7.00%, 11/1/2011                            244,080
               -------------------------------------------------
       643,716 Pool E65660, 7.00%, 11/1/2011                            651,099
               -------------------------------------------------
       786,446 Pool E65690, 7.00%, 11/1/2011                            795,466
               -------------------------------------------------
     1,523,500 Pool E65702, 7.00%, 11/1/2011                          1,540,973
               -------------------------------------------------



BLANCHARD FLEXIBLE INCOME FUND
-------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                        VALUE
 ------------- ---------------------------------------------   ------------
 MORTGAGE BACKED SECURITIES--CONTINUED
 -----------------------------------------------------------
 $     945,741 Pool E65703, 7.00%, 11/1/2011                   $    956,588
               ---------------------------------------------
     1,908,905 Pool E65712, 7.00%, 12/1/2011                      1,930,799
               ---------------------------------------------
       326,516 Pool E65717, 7.00%, 11/1/2011                        330,261
               ---------------------------------------------
     1,026,390 Pool E65723, 7.00%, 11/1/2011                      1,038,161
               ---------------------------------------------
       409,609 Pool E65750, 7.00%, 11/1/2011                        414,307
               ---------------------------------------------
        34,080 Pool E65759, 7.00%, 12/1/2011                         34,471
               ---------------------------------------------
     3,252,636 Pool E67171, 7.00%, 7/1/2012                       3,288,412
               ---------------------------------------------
     2,981,906 Pool E67276, 7.00%, 8/1/2012                       3,014,704
               ---------------------------------------------
        30,851 Pool G10524, 7.00%, 5/1/2011                          31,205
               ---------------------------------------------
       596,894 Pool G10556, 7.00%, 7/1/2011                         603,740
               ---------------------------------------------
       298,671 Pool G10590, 7.00%, 10/1/2011                        302,097
               ---------------------------------------------
    16,291,034 Pool G10690, 7.00%, 7/1/2012                      16,470,219
               ---------------------------------------------   ------------
                TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED     48,314,806
               COST $47,988,240)
               ---------------------------------------------   ------------
 U.S. TREASURY--37.5%
 -----------------------------------------------------------
               U.S. TREASURY BONDS--13.7%
               ---------------------------------------------
    20,000,000 7.25%, 5/15/2004                                  21,256,240
               ---------------------------------------------   ------------
               U.S. TREASURY NOTES--23.8%
               ---------------------------------------------
    35,000,000 7.00%, 7/15/2006                                  36,914,047
               ---------------------------------------------   ------------
                TOTAL U.S. TREASURY (IDENTIFIED COST             58,170,287
               $56,623,205)
               ---------------------------------------------   ------------
 (B)REPURCHASE AGREEMENT--2.9%
 -----------------------------------------------------------
     4,512,438 CS First Boston, 6.05%, dated 9/30/1997, due
               10/1/1997
               (AT AMORTIZED COST)                                4,512,438
               ---------------------------------------------   ------------
                TOTAL INVESTMENTS (IDENTIFIED COST             $153,764,062
               $150,009,998)(C)
               ---------------------------------------------   ------------

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $6,470,061 which represents 4.2% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $150,009,998. The net unrealized appreciation of investments on a federal tax basis amounts to $3,754,064 which is comprised of $3,781,564 appreciation and $27,500 depreciation at September 30, 1997.


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Note: The categories of investments are shown as a percentage of net assets
      ($155,222,701) at September 30, 1997.

The following acronyms are used throughout this portfolio:

CAD--Canadian Dollars
CDA--Community Development Administration

(See Notes which are an integral part of the Financial Statements)



BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
 ---------------------------------------------------------------
             FINANCIAL SERVICES--0.4%
             ---------------------------------------------------
 $     4,796 CMC Securities Corp. 1993-A, Series 1993-A, Class
             A2, 7.50%, 2/25/2023                                  $      4,785
             ---------------------------------------------------
     583,666 Merrill Lynch Mortgage Investors, Series 1990-I,
             Class A, 9.20%, 1/15/2011                                  583,223
             ---------------------------------------------------   ------------
             Total                                                      588,008
             ---------------------------------------------------   ------------
             GOVERNMENT/AGENCY--4.1%
             ---------------------------------------------------
   1,892,678 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-3,
             Series 1992-3, Class A2, 6.45%, 10/25/2019               1,896,823
             ---------------------------------------------------
   1,283,183 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-3,
             Series 1992-3, Class A3, 6.05%, 6/25/2021                1,287,200
             ---------------------------------------------------
   1,412,944 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-6,
             Series 1992-6, Class A4, 7.36%, 11/25/2025               1,423,542
             ---------------------------------------------------
     774,275 Resolution Trust Corp. Mtg. Pass-Thru 1992-C1,
             Series 1992-C1, Class A1, 8.80%, 8/25/2023                 781,778
             ---------------------------------------------------   ------------
              Total                                                   5,389,343
             ---------------------------------------------------   ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (IDENTIFIED COST $5,841,278)                            5,977,351
             ---------------------------------------------------   ------------
 CORPORATE BONDS--29.3%
 ---------------------------------------------------------------
             AEROSPACE/DEFENSE--0.4%
             ---------------------------------------------------
     500,000 Sequa Corp., Sr. Note, 8.75%, 12/15/2001                   511,250
             ---------------------------------------------------   ------------
             AIRLINES--0.1%
             ---------------------------------------------------
     200,000 USAir, Inc., 9.80%, 1/15/2000                              208,250
             ---------------------------------------------------   ------------
             CHEMICALS--1.9%
             ---------------------------------------------------
     500,000 Borden Chemicals & Plastics Operating, Note, 9.50%,
             5/1/2005                                                   528,750
             ---------------------------------------------------
             Harris Chemical North America, Inc., Sr. Note,             523,750
     500,000 10.25%, 7/15/2001
             ---------------------------------------------------
     300,000 ISP Holdings, Inc., Sr. Note, 9.00%, 10/15/2003            315,000
             ---------------------------------------------------
     500,000 Kaiser Aluminum & Chemical Corp., Sr. Note, 9.875%,
             2/15/2002                                                  522,500
             ---------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                           VALUE
 ----------- -------------------------------------------------   ------------
             CHEMICALS--CONTINUED
             -------------------------------------------------
 $   600,000 SIFTO Canada, Inc., Sr. Note, 8.50%, 7/15/2000      $    612,000
             -------------------------------------------------   ------------
              Total                                                 2,502,000
             -------------------------------------------------   ------------
             CONSUMER RELATED--4.0%
             -------------------------------------------------
     750,000 Chiquita Brands International Inc., Sr. Note,
             9.625%, 1/15/2004                                        795,000
             -------------------------------------------------
     800,000 HMH Properties, Inc., Sr. Note, Series B, 9.50%,
             5/15/2005                                                846,000
             -------------------------------------------------
   2,460,000 RJR Nabisco, Inc., Note, 8.75%, 7/15/2007              2,615,172
             -------------------------------------------------
   1,000,000 Revlon Consumer Products Corp., Note, 9.375%,
             4/1/2001                                               1,037,500
             -------------------------------------------------   ------------
              Total                                                 5,293,672
             -------------------------------------------------   ------------
             CONTAINERS-PAPER/PLASTIC--0.8%
             -------------------------------------------------
     500,000 Container Corp. of America, Sr. Note, 11.25%,
             5/1/2004                                                 555,000
             -------------------------------------------------
     500,000 Sea Containers Ltd., 9.50%, 7/1/2003                     517,500
             -------------------------------------------------   ------------
              Total                                                 1,072,500
             -------------------------------------------------   ------------
             ENERGY MINERALS--1.4%
             -------------------------------------------------
   2,000,000 USX Marathon Group, 5.75%, 7/1/2001                    1,962,500
             -------------------------------------------------   ------------
             ENTERTAINMENT--4.2%
             -------------------------------------------------
   1,000,000 Caesars World, Inc., Sr. Sub. Note, 8.875%,
             8/15/2002                                              1,037,500
             -------------------------------------------------
   1,000,000 Harrah's Operations, Inc., Sr. Sub. Note, 8.75%,
             3/15/2000                                              1,027,500
             -------------------------------------------------
     405,000 Host Marriot Travel Plazas Inc., Sr. Note, 9.50%,
             5/15/2005                                                430,312
             -------------------------------------------------
     900,000 Station Casinos, Inc., Sr. Sub. Note, 9.625%,
             6/1/2003                                                 904,500
             -------------------------------------------------
   1,000,000 Time Warner Entertainment Co. LP, Note, 9.625%,
             5/1/2002                                               1,116,927
             -------------------------------------------------
     600,000 Trump Atlantic City Associations, Company
             Guarantee, 11.25%, 5/1/2006                              584,250
             -------------------------------------------------
     500,000 Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                 500,000
             -------------------------------------------------   ------------
              Total                                                 5,600,989
             -------------------------------------------------   ------------
             FINANCIAL SERVICES--1.9%
             -------------------------------------------------
     500,000 Navistar Financial Corp. Owner Trust 1995-A , Sr.
             Sub. Note, 8.875%, 11/15/1998                            512,120
             -------------------------------------------------
     500,000 Presidential Life Corp., Sr. Note, 9.50%,
             12/15/2000                                               518,750
             -------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
             FINANCIAL SERVICES--CONTINUED
             ---------------------------------------------------
 $ 1,000,000 Reliance Group Holdings, Inc., Sr. Note, 9.00%,
             11/15/2000                                            $  1,045,000
             ---------------------------------------------------
     500,000 Williams Scotsman, Inc., Sr. Note, 9.875%, 6/1/2007        512,500
             ---------------------------------------------------   ------------
              Total                                                   2,588,370
             ---------------------------------------------------   ------------
             INDUSTRIAL RELATED--2.9%
             ---------------------------------------------------
     850,000 Armco, Inc., Sr. Note, 9.375%, 11/1/2000                   879,750
             ---------------------------------------------------
     350,000 Bethlehem Steel Corp., Sr. Note, 10.375%, 9/1/2003         378,000
             ---------------------------------------------------
     500,000 Exide Corp., Sr. Note, 10.75%, 12/15/2002                  531,250
             ---------------------------------------------------
     500,000 Fort Howard Corp., Sr. Sub. Note, 9.00%, 2/1/2006          543,499
             ---------------------------------------------------
     700,000 John Q. Hammon Hotels, 1st Mtg. Bond, 8.875%,
             2/15/2004                                                  710,500
             ---------------------------------------------------
     500,000 Unisys Corp., Deb., 9.50%, 7/15/1998                       503,750
             ---------------------------------------------------
     300,000 Unisys Corp., Sr. Note, 10.625%, 10/1/1999                 311,250
             ---------------------------------------------------   ------------
              Total                                                   3,857,999
             ---------------------------------------------------   ------------
             OIL REFINING--1.1%
             ---------------------------------------------------
   1,000,000 Clark Oil Refining and Corp. Del, Sr. Note, 10.50%,
             12/1/2001                                                1,035,000
             ---------------------------------------------------
     500,000 PDV America Inc., Sr. Note, 7.25%, 8/1/1998                503,991
             ---------------------------------------------------   ------------
              Total                                                   1,538,991
             ---------------------------------------------------   ------------
             PAPER PRODUCTS--2.0%
             ---------------------------------------------------
     500,000 Repap New Brunswick Inc., 1st Priority Sr. Secd.
             Note, 9.875%, 7/15/2000                                    506,250
             ---------------------------------------------------
     500,000 Repap New Brunswick Inc., Sr. Note, 9.0625%,
             7/15/2000                                                  495,000
             ---------------------------------------------------
     700,000 Repap Wisconsin, Inc., 1st Priority Sr. Secd. Note,
             9.25%, 2/1/2002                                            741,125
             ---------------------------------------------------
     700,000 Stone Container Corp., Sr. Note, 9.875%, 2/1/2001          714,875
             ---------------------------------------------------
     200,000 Stone Container Corp., Sr. Sub. Note, 11.00%,
             8/15/1999                                                  208,500
             ---------------------------------------------------   ------------
              Total                                                   2,665,750
             ---------------------------------------------------   ------------
             PRINTING & PUBLISHING--0.5%
             ---------------------------------------------------
     600,000 World Color Press Inc., Sr. Sub. Note, 9.125%,
             3/15/2003                                                  630,750
             ---------------------------------------------------   ------------
             RETAIL TRADE--0.7%
             ---------------------------------------------------
   1,000,000 Nine West Group, Inc., Sr. Note, 8.375%, 8/15/2005       1,010,000
             ---------------------------------------------------   ------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                              VALUE
 ----------- ---------------------------------------------------    ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
             SERVICES--1.2%
             ---------------------------------------------------
 $   600,000 Fleming Cos., Inc., Sr. Note, 10.625%, 12/15/2001      $    642,000
             ---------------------------------------------------
     500,000 Marcus Cable Operating Co. LP, Sr. Disc. Note,
             0/13.50%, 8/1/2004                                          453,750
             ---------------------------------------------------
     500,000 Prime Hospitality Corp., 1st Mtg. Bond, 9.25%,
             1/15/2006                                                   526,875
             ---------------------------------------------------    ------------
              Total                                                    1,622,625
             ---------------------------------------------------    ------------
             STEEL--0.6%
             ---------------------------------------------------
     750,000 Wheeling Pittsburgh Corp., Sr. Note, 9.375%,
             11/15/2003                                                  774,375
             ---------------------------------------------------    ------------
             TELECOMMUNICATIONS--4.0%
             ---------------------------------------------------
     750,000 Centennial Cellular Corp., Sr. Note, 8.875%,
             11/1/2001                                                   765,000
             ---------------------------------------------------
     750,000 Century Communications, Corp., Sr. Note, 9.75%,
             2/15/2002                                                   795,000
             ---------------------------------------------------
   1,000,000 Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005           1,075,000
             ---------------------------------------------------
   1,000,000 Videotron Group Ltd., Sr. Note, 10.625%, 2/15/2005        1,110,000
             ---------------------------------------------------
   1,000,000 Lenfest Communications Inc., Sr. Note, 8.375%,
             11/1/2005                                                 1,007,500
             ---------------------------------------------------
     500,000 Olympus Communications LP, Sr. Note, 10.625%,
             11/15/2006                                                  544,375
             ---------------------------------------------------    ------------
              Total                                                    5,296,875
             ---------------------------------------------------    ------------
             TEXTILE PRODUCTS--0.4%
             ---------------------------------------------------
     500,000 Dominion Textile USA Inc., Sr. Note, 8.875%,
             11/1/2003                                                   513,750
             ---------------------------------------------------    ------------
             UTILITIES-ELECTRIC--1.2%
             ---------------------------------------------------
     500,000 Jones Intercable, Inc., Sr. Note, 9.625%, 3/15/2002         537,500
             ---------------------------------------------------
   1,000,000 Long Island Lighting Co., Deb., 7.30%, 7/15/1999          1,016,131
             ---------------------------------------------------    ------------
              Total                                                    1,553,631
             ---------------------------------------------------    ------------
              TOTAL CORPORATE BONDS (IDENTIFIED COST $37,300,571)     39,204,277
             ---------------------------------------------------    ------------
 CORPORATE NOTE--0.8%
 ---------------------------------------------------------------
             TELECOMMUNICATIONS--0.8%
             ---------------------------------------------------
   1,000,000 Rogers Cablesystems Ltd., Note, 9.625%, 8/1/2002
             (identified cost $1,006,758)                              1,075,000
             ---------------------------------------------------    ------------
 U.S. TREASURY OBLIGATIONS--61.8%
 ---------------------------------------------------------------
             U.S. TREASURY NOTES--61.8%
             ---------------------------------------------------
  15,000,000 5.75%, 12/31/1998                                        15,009,375
             ---------------------------------------------------
  20,000,000 6.125%, 5/15/1998                                        20,075,000
             ---------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
-------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                              VALUE
 ----------- ---------------------------------------------------    ------------
 U.S. TREASURY OBLIGATIONS--CONTINUED
 ---------------------------------------------------------------
             U.S. TREASURY NOTES--CONTINUED
             ---------------------------------------------------
 $20,000,000 6.25%, 3/31/1999                                       $ 20,143,740
             ---------------------------------------------------
  27,000,000 6.875%, 8/31/1999                                        27,514,674
             ---------------------------------------------------    ------------
              TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST
             $82,053,737)                                             82,742,789
             ---------------------------------------------------    ------------
 (B)REPURCHASE AGREEMENT--2.9%
 ---------------------------------------------------------------
   3,832,176 CS First Boston, 6.05%, dated 9/30/1997, due
             10/1/1997 (at amortized cost)                             3,832,176
             ---------------------------------------------------    ------------
              TOTAL INVESTMENTS (IDENTIFIED COST $130,034,520)(C)   $132,831,593
             ---------------------------------------------------    ------------

(a) Denotes variable rate securities which show current rate.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $130,034,520. The net unrealized appreciation of investments on a federal tax basis amounts to $2,797,073 which is comprised of $2,812,462 appreciation and $15,389 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($133,877,535) at September 30, 1997.

The following acronym is used throughout this portfolio:

LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--94.5%
 --------------------------------------------------------
            ALASKA--4.1%
            ---------------------------------------------
 $1,000,000 Valdez, AK Marine Terminal, Revenue Refunding
            Bonds (Series B), 5.50% (BP Pipeline Inc.),
            10/1/2028                                         AA    $   983,917
            ---------------------------------------------           -----------
            CALIFORNIA--8.1%
            ---------------------------------------------
  1,000,000 California State Department of Water
            Resources, Revenue Refunding Bonds, 5.375%
            (Original Issue Yield: 5.67%), 12/1/2027          AAA       994,002
            ---------------------------------------------
  1,000,000 East Bay Municipal Utility District, CA,
            Water System Subordinated Refunding Revenue
            Bonds (Series 1996), 5.00% (FGIC
            INS)/(Original Issue Yield: 5.39%), 6/1/2026      AAA       947,502
            ---------------------------------------------           -----------
             Total                                                    1,941,504
            ---------------------------------------------           -----------
            FLORIDA--8.0%
            ---------------------------------------------
  1,000,000 Dade County, FL Water & Sewer System, Revenue
            Bonds, 5.25% (FGIC INS)/(Original Issue
            Yield: 5.70%), 10/1/2026                          AAA       979,577
            ---------------------------------------------
  1,000,000 Florida State Board of Education Capital
            Outlay, GO UT, (Series A), 5.00% (Original
            Issue Yield: 5.40%), 6/1/2027                     AA+       948,163
            ---------------------------------------------           -----------
             Total                                                    1,927,740
            ---------------------------------------------           -----------
            ILLINOIS--16.5%
            ---------------------------------------------
  1,000,000 Cook County, IL, GO UT Refunding Bonds (Series B), 5.375% (MBIA
            INS)/(Original Issue
            Yield: 5.72%), 11/15/2018                         AAA     1,001,236
            ---------------------------------------------
  1,000,000 Illinois Health Facilities Authority, Revenue
            Bonds Daily VRDNs (Healthcorp Affiliates)         Aaa     1,000,000
            ---------------------------------------------
  1,000,000 Illinois State Sales Tax, Refunding Revenue
            Bonds (Series Q), 5.50% (Original Issue
            Yield: 6.202%), 6/15/2020                         AAA     1,000,000
            ---------------------------------------------
  1,000,000 Metropolitan Pier & Exposition Authority, IL,
            Revenue Refunding Bonds, 5.25% (McCormick
            Plan Expansion Project)/(AMBAC INS)/(Original
            Issue Yield: 5.90%), 6/15/2027                    AAA       972,077
            ---------------------------------------------           -----------
             Total                                                    3,973,313
            ---------------------------------------------           -----------


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
--------------------------------------------------------------------------------


 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            INDIANA--4.2%
            ---------------------------------------------
 $1,000,000 Purdue University, IN, Student Fees Revenue
            Bonds (Series H), Weekly VRDNs (Purdue
            University, IN LOC)                               AA-   $ 1,000,000
            ---------------------------------------------           -----------
            MASSACHUSETTS--3.9%
            ---------------------------------------------
  1,000,000 Massachusetts Water Resources Authority,
            Water Revenue Bonds, 5.00% (Original Issue
            Yield: 5.35%), 12/1/2025                          AAA       942,362
            ---------------------------------------------           -----------
            MICHIGAN--4.1%
            ---------------------------------------------
  1,000,000 Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
            5.25% (Henry Ford Health System, MI)/(Original Issue Yield:
            5.70%), 11/15/2025                                AA        984,047
            ---------------------------------------------           -----------
            NEVADA--4.1%
            ---------------------------------------------
  1,000,000 Clark County, NV School District, GO UT,
            5.25% (Original Issue Yield: 5.83%),
            6/15/2017                                         AAA       996,268
            ---------------------------------------------           -----------
            NEW JERSEY--4.2%
            ---------------------------------------------
  1,000,000 New Jersey State Transportation Trust Fund
            Agency, Revenue Bonds, 5.25% (Original Issue
            Yield: 5.70%), 6/15/2016                          A+      1,004,261
            ---------------------------------------------           -----------
            NEW YORK--20.8%
            ---------------------------------------------
  1,000,000 New York City Municipal Water Finance
            Authority, Revenue Bonds, 5.50% (Original
            Issue Yield: 5.855%), 6/15/2027                   AAA     1,003,925
            ---------------------------------------------
  1,000,000 New York State Dormitory Authority, Revenue
            Bonds, 5.25% (Monte Fiore Medical
            Center)/(AMBAC and FHA INSs)/(Original Issue
            Yield: 5.53%), 2/1/2015                           AAA     1,006,724
            ---------------------------------------------
  1,000,000 New York State Local Government Assistance
            Corp., Refunding Revenue Bonds (Series B),
            5.50% (Original Issue Yield: 5.97%), 4/1/2021      A      1,003,043
            ---------------------------------------------
  1,000,000 New York State Medical Care Facilities
            Finance Agency, Revenue Refunding Bonds,
            5.375% (Presbyterian Hospital)/(Original
            Issue Yield: 5.52%), 2/15/2025                    AAA       995,669
            ---------------------------------------------
  1,000,000 Port Authority of New York and New Jersey,
            Revenue Bonds (104th Series), 5.20% (AMBAC
            INS)/(Original Issue Yield: 5.35%), 7/15/2021     AAA       990,487
            ---------------------------------------------           -----------
            Total                                                     4,999,848
            ---------------------------------------------           -----------


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
-------------------------------------------------------------------------------


 SHARES OR
 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            TEXAS--8.2%
            ---------------------------------------------
 $1,000,000 Coastal Bend Health Facilities Development
            Corp., TX, Revenue Bonds Weekly VRDNs
            (Incarnate World Health Systems)/(First
            National Bank of Chicago LOC)                     Aa3   $ 1,000,000
            ---------------------------------------------
  1,000,000 San Antonio, TX, Electric & Gas, Revenue Refunding Bonds, 5.00%
            (Original Issue Yield:
            5.275%), 2/1/2014                                 AA        980,250
            ---------------------------------------------           -----------
            Total                                                     1,980,250
            ---------------------------------------------           -----------
            WASHINGTON--4.2%
            ---------------------------------------------
  1,000,000 Port of Seattle, WA, Revenue Bonds, 5.50%
            (FGIC INS)/(Original Issue Yield: 5.80%),
            10/1/2022                                         AAA     1,008,212
            ---------------------------------------------           -----------
            WISCONSIN--4.2%
            ---------------------------------------------
  1,000,000 Wisconsin State Transportation, Revenue Bonds
            (Series B), 5.50% (Original Issue Yield:
            5.912%), 7/1/2022                                 AA-     1,004,466
            ---------------------------------------------           -----------
            TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST
            $21,420,079)                                             22,746,188
            ---------------------------------------------           -----------
 MUTUAL FUND SHARES--4.2%
 --------------------------------------------------------
    999,900 Dreyfus Tax Exempt Cash Management (AT NET
            ASSET VALUE)                                                999,900
            ---------------------------------------------           -----------
            TOTAL INVESTMENTS (IDENTIFIED COST
            $22,419,979)(A)                                         $23,746,088
            ---------------------------------------------           -----------

  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) The cost of investments for federal tax purposes amounts to $22,419,979. The unrealized appreciation of investments on a federal tax basis amounts to $1,326,109 at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($24,076,686) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company FHA--Federal Housing Administration GO--General Obligation INS--Insured LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance
UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                     BLANCHARD     BLANCHARD
                           BLANCHARD     BLANCHARD     BLANCHARD    SHORT -TERM    FLEXIBLE
                            GLOBAL    PRECIOUS METALS   FLEXIBLE      FLEXIBLE     TAX-FREE
                          GROWTH FUND   FUND, INC.    INCOME FUND   INCOME FUND    BOND FUND
------------------------  ----------- --------------- ------------  ------------  -----------
ASSETS:
------------------------
Investments in
repurchase agreements     $ 1,176,958   $ 5,492,706   $  4,512,438  $  3,832,176  $   --
------------------------
Investments in
securities                 60,074,984    63,335,105    149,251,624   128,999,417   23,746,088
------------------------  -----------   -----------   ------------  ------------  -----------
 Total investments in
 securities, at value     $61,251,942   $68,827,811   $153,764,062  $132,831,593  $23,746,088
------------------------
Cash                          --            --             --            --                72
------------------------
Income receivable             330,910       191,606      2,362,460     2,479,981      365,497
------------------------
Receivable for
investments sold            1,820,484       485,614        --            --           --
------------------------
Receivable for shares
sold                            1,350     1,250,418         72,325        46,320       41,115
------------------------
Net receivable for
foreign currency
exchange contracts sold       150,030       --             --            --           --
------------------------
Deferred organizational
costs                         --            --              15,094        17,490       16,399
------------------------  -----------   -----------   ------------  ------------  -----------
 Total assets              63,554,716    70,755,449    156,213,941   135,375,384   24,169,171
------------------------  -----------   -----------   ------------  ------------  -----------
LIABILITIES:
------------------------
Payable for investments
purchased                   1,024,123     2,114,799        --            --           --
------------------------
Payable for shares
redeemed                       60,354       605,097        272,640       497,950       24,696
------------------------
Income distribution
payable                       --            --             446,081        75,908       40,374
------------------------
Payable to Bank               --            803,519        --            625,000      --
------------------------
Payable for forward
foreign currency
exchange contracts            --            --               7,439       --           --
------------------------
Payable for taxes
withheld                        7,796         3,188        --            --
------------------------
Payable for daily
variation margin               63,340       --             --            --           --
------------------------
Accrued expenses              201,737       191,606        265,080       298,991       27,415
------------------------  -----------   -----------   ------------  ------------  -----------
 Total liabilities          1,357,350     3,718,209        991,240     1,497,849       92,485
------------------------  -----------   -----------   ------------  ------------  -----------
NET ASSETS CONSIST OF:
------------------------
Paid in capital            53,368,473    92,377,394    168,418,381   140,351,915   23,120,612
------------------------
Net unrealized
appreciation
(depreciation) of
investments, translation
of assets and
liabilities in foreign
currency, and futures
contracts                     821,161   (21,203,902)     3,746,717     2,798,583    1,326,109
------------------------
Accumulated net realized
gain (loss) on
investments, foreign
currency transactions,
and futures contracts       7,100,967    (5,605,824)   (16,630,125)   (9,171,223)    (354,461)
------------------------
Distributions in excess
of/Undistributed net
investment income             906,765     1,469,572       (312,272)     (101,740)     (15,574)
------------------------  -----------   -----------   ------------  ------------  -----------
 Total Net Assets         $62,197,366   $67,037,240   $155,222,701  $133,877,535  $24,076,686
------------------------  -----------   -----------   ------------  ------------  -----------
NET ASSET VALUE,
OFFERING PRICE AND
REDEMPTION PROCEEDS PER
SHARE:                    $     10.54   $      5.37   $       4.98  $       3.04  $      5.56
------------------------  -----------   -----------   ------------  ------------  -----------
Shares Outstanding          5,899,615    12,486,361     31,152,932    44,036,295    4,328,344
------------------------  -----------   -----------   ------------  ------------  -----------
Investments, at
identified cost           $60,621,797   $90,031,550   $150,009,998  $130,034,520  $22,419,979
------------------------  -----------   -----------   ------------  ------------  -----------
Investments, at tax cost  $60,689,138   $90,719,260   $150,009,998  $130,034,520  $22,419,979
------------------------  -----------   -----------   ------------  ------------  -----------

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROUP OF FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                        BLANCHARD   BLANCHARD
                           BLANCHARD        BLANCHARD       BLANCHARD  SHORT -TERM   FLEXIBLE
                            GLOBAL       PRECIOUS METALS    FLEXIBLE    FLEXIBLE     TAX-FREE
                          GROWTH FUND      FUND, INC.      INCOME FUND INCOME FUND  BOND FUND
------------------------  -----------    ---------------   ----------- -----------  ----------
INVESTMENT INCOME:
------------------------
Dividends                 $  376,712(a)   $    675,606(c)  $   --      $   --       $   --
------------------------
Interest                   2,434,670(b)        631,572      13,043,023  10,247,264   1,236,154
------------------------  ----------      ------------     ----------- -----------  ----------
 Total income              2,811,382         1,307,178      13,043,023  10,247,264   1,236,154
------------------------  ----------      ------------     ----------- -----------  ----------
EXPENSES:
------------------------
Management fee               645,955           744,283       1,273,719   1,095,713     169,751
------------------------
Administrative personnel
and services fee              75,000            78,467         165,355     142,259      75,000
------------------------
Custodian fees                63,163            50,200          68,539      48,762      16,080
------------------------
Transfer and dividend
disbursing agent fees
and expenses                 118,177            77,453         317,118     343,119      37,447
------------------------
Directors'/Trustees'
fees                           2,098             2,544           3,267       3,420       1,598
------------------------
Auditing fees                 20,726            21,698          20,688      12,277      26,804
------------------------
Legal fees                     2,939             2,290           1,764       1,653          85
------------------------
Portfolio accounting
fees                          49,714            54,606          57,885      49,725      43,386
------------------------
Distribution services
fee                          484,467           558,212         424,573     365,238      56,584
------------------------
Share registration costs      11,775            21,568          12,098      13,477      11,706
------------------------
Printing and postage          61,840            28,849          33,894      48,635       7,825
------------------------
Insurance premiums             2,255             1,873           1,665       2,288       1,412
------------------------
Taxes                            495               697             495         495      --
------------------------
Miscellaneous                  2,018             1,786          34,211      18,580      17,258
------------------------  ----------      ------------     ----------- -----------  ----------
 Total expenses            1,540,622         1,644,526       2,415,271   2,145,641     464,936
------------------------  ----------      ------------     ----------- -----------  ----------
WAIVERS--
------------------------
Waiver of management fee      --               --              --         (129,528)   (142,067)
------------------------
Waiver of administrative
personnel and services
fee                           --               --              --          --          (39,951)
------------------------
Waiver of distribution
services fee                  --               --              --          --          (56,584)
------------------------  ----------      ------------     ----------- -----------  ----------
 Total waivers                --               --              --         (129,528)   (238,602)
------------------------  ----------      ------------     ----------- -----------  ----------
   Net expenses            1,540,622         1,644,526       2,415,271   2,016,113     226,334
------------------------  ----------      ------------     ----------- -----------  ----------
   Net investment income
   (loss)                  1,270,760          (337,348)     10,627,752   8,231,151   1,009,820
------------------------  ----------      ------------     ----------- -----------  ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, FOREIGN
CURRENCY, AND FUTURES
CONTRACTS:
------------------------
Net realized gain (loss)
on investments, foreign
currency transactions,
and futures contracts      8,407,403        (2,561,982)      2,191,827     483,971     285,298
------------------------
Net change in unrealized
appreciation
(depreciation) of
investments, translation
of assets and liablities
in foreign currency, and
futures contracts         (1,721,197)       (9,413,528)      2,926,980   1,694,128     784,728
------------------------  ----------      ------------     ----------- -----------  ----------
 Net realized and
 unrealized gain (loss)
 on investments            6,686,206       (11,975,510)      5,118,807   2,178,099   1,070,026
------------------------  ----------      ------------     ----------- -----------  ----------
   Change in net assets
   resulting from
   operations             $7,956,966      $(12,312,858)    $15,746,559 $10,409,250  $2,079,846
------------------------  ----------      ------------     ----------- -----------  ----------

(a) Net of Foreign taxes withheld $33,962.
(b) Net of Foreign taxes withheld $4,228.
(c) Net of Foreign taxes withheld $47,201.
(See Notes which are an integral part of the Financial Statements)


THE BLANCHARD GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                       BLANCHARD GLOBAL                         BLANCHARD PRECIOUS
                                          GROWTH FUND                           METALS FUND, INC.
                            ---------------------------------------  ----------------------------------------
                             YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED
                            SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,
                                1997          1996         1996          1997          1996          1996
 ----------------           ------------- ------------- -----------  ------------- ------------- ------------
 INCREASE
 (DECREASE) IN
 NET ASSETS:
 ----------------
 OPERATIONS--
 ----------------
 Net investment
 income/operating
 (loss)                      $ 1,270,760   $   465,544  $   295,860   $  (337,348)  $  (500,885) $ (1,069,928)
 ----------------
 Net realized
 gain (loss) on
 investments,
 foreign currency
 transactions and
 futures
 contracts                     8,407,403     6,148,207    8,019,815    (2,561,982)   10,615,594    13,950,013
 ----------------
 Net change in
 unrealized
 appreciation/depreciation
 of investments,
 translation of
 assets and
 liablities in
 foreign
 currency, and
 futures
 contracts                    (1,721,197)   (5,394,534)   5,636,916    (9,413,528)  (19,953,719)   13,616,081
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 operations                    7,956,966     1,219,217   13,952,591   (12,312,858)   (9,839,010)   26,496,166
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 DISTRIBUTIONS TO
 SHAREHOLDERS--
 ----------------
 Distributions
 from net
 investment
 income                       (1,170,525)      --          (295,860)   (2,843,687)      --            --
 ----------------
 Distributions
 from net
 realized gains              (12,602,965)                             (20,849,369)      --            --
 ----------------
 Distributions in
 excess of net
 investment
 income                          --            --          (274,732)      --            --            --
 ----------------
 Tax return of
 capital                         --            --           --            --            --            --
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 distributions
 to shareholders             (13,773,490)      --          (570,592)  (23,693,056)      --            --
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 SHARE
 TRANSACTIONS--
 ----------------
 Proceeds from
 sale of shares               10,109,624     8,636,590    5,765,409    60,617,474    35,684,735   103,376,874
 ----------------
 Net asset value
 of shares issued
 to shareholders
 in payment of
 distributions
 declared                     13,095,694       --           548,261    21,735,905       --            --
 ----------------
 Cost of shares
 redeemed                    (23,098,557)  (13,130,249) (35,601,975)  (67,198,114)  (67,247,212)  (75,865,525)
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 share
 transactions                    106,761    (4,493,659) (29,288,305)   15,155,265   (31,562,477)   27,511,349
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
  Change in net
  assets                      (5,709,763)   (3,274,442) (15,906,306)  (20,850,649)  (41,401,487)   54,007,515
 ----------------
 NET ASSETS:
 ----------------
 Beginning of
 period                       67,907,129    71,181,571   87,087,877    87,887,889   129,289,376    75,281,861
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 End of period               $62,197,366   $67,907,129  $71,181,571   $67,037,240   $87,887,889  $129,289,376
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Undistributed
 net investment
 income included
 in net assets at
 end of period               $   906,765   $   818,136  $   --        $ 1,469,572   $ 2,856,971  $  1,904,789
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Net gain (loss)
 as computed for
 federal tax
 purposes                    $ 7,911,101   $ 6,561,362  $ 5,881,028   $    76,050   $ 9,039,433  $ 12,174,374
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
                                       BLANCHARD FLEXIBLE
                                           INCOME FUND
                            --------------------------------------------
                             YEAR ENDED    PERIOD ENDED    YEAR ENDED
                            SEPTEMBER 30,  SEPTEMBER 30,    APRIL 30,
                                1997           1996           1996
--------------------------- -------------- -------------- --------------
 INCREASE
 (DECREASE) IN
 NET ASSETS:
---------------------------
 OPERATIONS--
---------------------------
 Net investment
 income/operating
 (loss)                      $10,627,752   $  5,059,729   $  14,539,300
---------------------------
 Net realized
 gain (loss) on
 investments,
 foreign currency
 transactions and
 futures
 contracts                     2,191,827        175,174         480,236
---------------------------
 Net change in
 unrealized
 appreciation/depreciation
 of investments,
 translation of
 assets and
 liablities in
 foreign
 currency, and
 futures
 contracts                     2,926,980      2,016,909       5,042,160
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 operations                   15,746,559      7,251,812      20,061,696
--------------------------- -------------- -------------- --------------
 DISTRIBUTIONS TO
 SHAREHOLDERS--
---------------------------
 Distributions
 from net
 investment
 income                      (10,302,558)    (5,012,727)    (15,359,777)
---------------------------
 Distributions
 from net
 realized gains                  --             --             --
---------------------------
 Distributions in
 excess of net
 investment
 income                          --             --             --
---------------------------
 Tax return of
 capital                        (342,877)       (48,762)       --
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 distributions
 to shareholders             (10,645,435)    (5,061,489)    (15,359,777)
--------------------------- -------------- -------------- --------------
 SHARE
 TRANSACTIONS--
---------------------------
 Proceeds from
 sale of shares               33,454,106     13,294,718      60,702,516
---------------------------
 Net asset value
 of shares issued
 to shareholders
 in payment of
 distributions
 declared                      8,400,717      4,042,963      11,757,432
---------------------------
 Cost of shares
 redeemed                    (79,085,787)   (38,410,603)   (133,349,811)
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 share
 transactions                (37,230,964)   (21,072,922)    (60,889,863)
--------------------------- -------------- -------------- --------------
  Change in net
  assets                     (32,129,840)   (18,882,599)    (56,187,944)
---------------------------
 NET ASSETS:
---------------------------
 Beginning of
 period                      187,352,541    206,235,140     262,423,084
--------------------------- -------------- -------------- --------------
 End of period              $155,222,701   $187,352,541   $ 206,235,140
--------------------------- -------------- -------------- --------------
 Undistributed
 net investment
 income included
 in net assets at
 end of period              $    --        $    --        $    --
--------------------------- -------------- -------------- --------------
 Net gain (loss)
 as computed for
 federal tax
 purposes                   $  1,771,520   $ (1,335,786)  $  (3,223,064)
--------------------------- -------------- -------------- --------------

(See Notes which are an integral part of the Financial Statements)


THE BLANCHARD GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    BLANCHARD SHORT-TERM                         BLANCHARD FLEXIBLE
                                    FLEXIBLE INCOME FUND                         TAX-FREE BOND FUND
                          ------------------------------------------  -----------------------------------------
                           YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED   YEAR ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,   APRIL 30,    SEPTEMBER 30,  SEPTEMBER 30,  APRIL 30,
                              1997           1996           1996          1997           1996          1996
------------------------  -------------  -------------  ------------  -------------  ------------- ------------
INCREASE (DECREASE) IN
NET ASSETS:
------------------------
OPERATIONS--
------------------------
Net investment income     $  8,231,151   $  3,640,476   $  3,088,222  $  1,009,820    $   461,956  $    960,342
------------------------
Net realized gain (loss)
on investments, foreign
currency transactions
and futures contracts          483,971        (42,344)       511,538       285,298         39,445       891,432
------------------------
Net change in unrealized
appreciation/
depreciation of
investments, translation
of assets and liablities
in foreign currency, and
futures contracts            1,694,128        526,658        767,013       784,728        594,290      (406,293)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from
 operations                 10,409,250      4,124,790      4,366,773     2,079,846      1,095,691     1,445,481
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS--
------------------------
Distributions from net
investment income           (8,210,879)    (3,150,985)    (3,088,222)   (1,005,915)      (445,952)     (960,342)
------------------------
Distributions from net
realized gains                 (45,361)       --             --            --             --            --
------------------------
Distributions in excess
of net investment income       --             --              (4,918)      --             --             (8,706)
------------------------
Tax return of capital          --            (529,561)       --            --             --            --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from
 distributions to
 shareholders               (8,256,240)    (3,680,546)    (3,093,140)   (1,005,915)      (445,952)     (969,048)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
SHARE TRANSACTIONS--
------------------------
Proceeds from sale of
shares                      34,559,663     12,700,025     13,369,396    10,279,470      6,936,750    26,287,368
------------------------
Proceeds from shares
issued in connection
with the acquisition of
Blanchard Short-Term
Global Income Fund             --             --         174,188,041       --             --            --
------------------------
Net asset value of
shares issued to
shareholders in payment
of distributions
declared                     7,218,527      3,194,311      2,652,603       919,487        411,088       750,232
------------------------
Cost of shares redeemed    (68,087,183)   (36,071,531)   (37,161,711)  (10,766,336)    (8,149,963)  (24,287,075)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from share
 transactions              (26,308,993)   (20,177,195)   153,048,329       432,621       (802,125)    2,750,525
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
   Change in net assets    (24,155,983)   (19,732,951)   154,321,962     1,506,552       (152,386)    3,226,958
------------------------
NET ASSETS:
------------------------
Beginning of period        158,033,518    177,766,469     23,444,507    22,570,134     22,722,520    19,495,562
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
End of period             $133,877,535   $158,033,518   $177,766,469  $ 24,076,686    $22,570,134  $ 22,722,520
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
Undistributed net
investment income
included in net assets
at end of period          $    --        $    --        $    --       $    --         $   --       $    --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
Net gain (loss) as
computed for federal tax
purposes                  $    483,971   $     87,710   $    493,015  $    --         $   --       $    --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------

(See Notes which are an integral part of the Financial Statements)


                      [This Page Intentionally Left Blank]

                                       63

BLANCHARD GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      NET REALIZED AND                                                        DISTRIBUTIONS
                                         UNREALIZED                                                              FROM NET
                                        GAIN/(LOSS)                                                           REALIZED GAINS
                            NET        ON INVESTMENTS,                                                       ON INVESTMENTS,
    YEAR       NET ASSET INVESTMENT       FUTURES                  DISTRIBUTIONS DISTRIBUTIONS                   FUTURES
    ENDED        VALUE    INCOME/      CONTRACTS, AND  TOTAL FROM    FROM NET     IN EXCESS OF     TAX        CONTRACTS, AND
  APRIL30/     BEGINNING OPERATING    FOREIGN CURRENCY INVESTMENT   INVESTMENT   NET INVESTMENT   RETURN     FOREIGN CURRENCY
SEPTEMBER 30,  OF PERIOD   (LOSS)       TRANSACTIONS   OPERATIONS     INCOME       INCOME(E)    OF CAPITAL     TRANSACTIONS
-------------  --------- ----------   ---------------- ----------  ------------- -------------- ----------   ----------------
BGGF
1993            $ 9.92      0.25            0.32          0.57         (0.30)          --           --            (0.19)
1994            $10.00      0.03            1.29          1.32          --             --           --            (1.28)
1995            $10.04      0.08           (0.19)        (0.11)         --             --           --              --
1996            $ 9.71      0.04            1.86          1.90         (0.04)        (0.04)         --              --
1996(a)         $11.53      0.08            0.13          0.21          --             --           --              --
1997            $11.74      0.23            1.04          1.27         (0.21)          --           --            (2.26)
BPMF
1993            $ 5.04     (0.08)(h)        1.87(h)       1.79          --             --           --              --
1994            $ 6.83     (0.11)(h)        2.01(h)       1.90          --             --           --              --
1995            $ 8.73     (0.02)          (0.41)        (0.43)         --             --         (0.09)          (0.03)
1996            $ 7.12     (0.10)           2.75          2.65          --             --           --              --
1996(a)         $ 9.77     (0.10)          (0.77)        (0.87)         --             --           --              --
1997            $ 8.90     (0.02)          (0.96)        (0.98)        (0.30)          --           --            (2.25)
BFIF
1993(b)         $ 5.00      0.21            0.09          0.30         (0.21)          --           --              --
1994            $ 5.09      0.40           (0.17)         0.23         (0.36)          --         (0.03)          (0.08)
1995            $ 4.85      0.30           (0.13)         0.17         (0.00)(i)       --         (0.31)            --
1996            $ 4.71      0.28            0.10          0.38         (0.31)          --           --              --
1996(a)         $ 4.78      0.15            0.04          0.19         (0.13)          --         (0.00)(i)         --
1997            $ 4.84      0.30            0.15          0.45         (0.30)          --         (0.01)            --
BSTFIF
1993(c)         $ 3.00      0.00(i)         0.00(i)       0.00(i)      (0.00)(i)       --           --            (0.00)(i)
1994            $ 3.00      0.17           (0.06)         0.11         (0.17)          --           --            (0.01)
1995            $ 2.93      0.15             --           0.15         (0.14)        (0.00)(i)      --              --
1996            $ 2.94      0.22             --           0.22         (0.17)        (0.00)(i)      --              --
1996(a)         $ 2.99      0.07            0.01          0.08         (0.06)        (0.00)(i)    (0.01)            --
1997            $ 3.00      0.17            0.04          0.21         (0.17)          --           --            (0.00)(i)
BFTFBF
1994(d)         $ 5.00      0.18           (0.20)        (0.02)        (0.18)          --           --            (0.03)
1995            $ 4.77      0.24            0.26          0.50         (0.23)        (0.01)         --              --
1996            $ 5.03      0.22            0.13          0.35         (0.22)          --           --              --
1996(a)         $ 5.16      0.11            0.15          0.26         (0.11)          --           --              --
1997            $ 5.31      0.25            0.25          0.50         (0.25)          --           --              --
                DISTRIBUTIONS
                 IN EXCESS OF
                 NET REALIZED
                   GAINS ON
                 INVESTMENTS,
    YEAR           FUTURES
    ENDED       CONTRACTS, AND
  APRIL30/     FOREIGN CURRENCY
SEPTEMBER 30,  TRANSACTIONS(E)
-------------  ----------------
BGGF
1993                  --
1994                  --
1995                (0.22)
1996                  --
1996(a)               --
1997                  --
BPMF
1993                  --
1994                  --
1995                (1.06)
1996                  --
1996(a)               --
1997                  --
BFIF
1993(b)               --
1994                  --
1995                  --
1996                  --
1996(a)               --
1997                  --
BSTFIF
1993(c)               --
1994                  --
1995                  --
1996                  --
1996(a)               --
1997                  --
BFTFBF
1994(d)               --
1995                  --
1996                  --
1996(a)               --
1997                  --

  * Computed on an annualized basis.
(a) The Funds have changed their fiscal year end from April 30 to September 30. Reflects operations for the period from May 1, 1996 to September 30, 1996.
(b) Reflects operations for the period from November 2, 1992 (commencement of operations) to April 30, 1993.
(c) Reflects operations for the period from April 16, 1993 (commencement of operations) to April 30, 1993.
(d) Reflects operations for the period from August 12, 1993 (commencement of operations) to April 30, 1994.
(e) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(f) Based on net asset value.
(g) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(h) Calculated based on average shares outstanding-prior years amounts restated for comparative purposes.
(i) Less than one cent per share.
(j) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
(See Notes which are an integral part of the Financial Statements)



                                        RATIOS TO AVERAGE NET ASSETS
                                    ------------------------------------
                                                NET
                                             INVESTMENT                   NET ASSETS,
               NET ASSET                      INCOME/       EXPENSE           END        AVERAGE    PORTFOLIO
    TOTAL      VALUE, AND   TOTAL            OPERATING      WAIVER/        OF PERIOD   COMMISSIONS  TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN(F) EXPENSES   (LOSS)   REIMBURSEMENT(G) (000 OMITTED) RATE PAID(J)   RATE
-------------  ---------- --------- -------- ---------- ---------------- ------------- ------------ ---------
    (0.49)       $10.00      6.08%   2.40%      1.72%          --          $ 84,780         --        138%
    (1.28)       $10.04     12.91%   2.61%      0.67%          --          $109,805         --        166%
    (0.22)       $ 9.71     (1.04%)  2.51%      0.76%          --          $ 87,088         --        221%
    (0.08)       $11.53     19.68%   2.54%      0.38%          --          $ 71,182         --         91%
     --          $11.74      1.91%   2.52%*     1.60%*         --          $ 67,907      $0.0040       47%
    (2.47)       $10.54     13.20%   2.39%      1.97%          --          $ 62,197      $0.0049       49%
     --          $ 6.83     35.50%   3.24%     (1.46%)         --          $ 32,636         --         66%
     --          $ 8.73     27.80%   2.46%     (1.21%)         --          $ 68,092         --        174%
    (1.18)       $ 7.12     (4.39%)  2.49%     (1.48%)         --          $ 75,282         --        116%
     --          $ 9.77     37.03%   2.36%     (1.27%)         --          $129,289         --        176%
     --          $ 8.90     (8.90%)  2.32%*    (1.13%)*        --          $ 87,888      $0.0199       36%
    (2.55)       $ 5.37    (15.24%)  2.21%     (0.45%)         --          $ 67,037      $0.0125       97%
    (0.21)       $ 5.09      6.17%   0.20%*     9.02%*         --          $315,845         --        129%
    (0.47)       $ 4.85      4.11%   1.30%      7.10%          --          $550,254         --        346%
    (0.31)       $ 4.71      3.74%   1.58%      6.52%          --          $262,423         --        455%
    (0.31)       $ 4.78      8.06%   1.56%      6.06%          --          $206,235         --        347%
    (0.13)       $ 4.84      3.95%   1.59%*     7.38%*       0.01%*        $187,353         --         87%
    (0.31)       $ 4.98      9.53%   1.42%      6.26%          --          $155,223         --        101%
    (0.00)(i)    $ 3.00      0.15%   3.03%*     3.89%*         --          $  2,000         --         36%
    (0.18)       $ 2.93      3.72%   0.63%      5.64%        1.42%         $ 42,381         --        212%
    (0.14)       $ 2.94      5.34%   1.38%      4.80%        0.75%         $ 23,445         --         84%
    (0.17)       $ 2.99      7.47%   1.44%      5.49%        0.40%         $177,766         --        291%
    (0.07)       $ 3.00      2.61%   1.39%*     5.26%*       0.25%*        $158,034         --         21%
    (0.17)       $ 3.04      7.24%   1.38%      5.63%        0.09%         $133,878         --         80%
    (0.21)       $ 4.77     (0.48%)  0.00%*     6.79%*       2.22%*        $ 23,267         --        190%
    (0.24)       $ 5.03     10.74%   1.00%      4.87%        1.17%         $ 19,496         --        170%
    (0.22)       $ 5.16      6.86%   1.05%      4.43%        1.25%         $ 22,723         --        275%
    (0.11)       $ 5.31      5.02%   1.01%*     4.83%*       1.23%*        $ 22,570         --         25%
    (0.25)       $ 5.56      9.59%   1.00%      4.46%        1.05%         $ 24,077         --        163%


BLANCHARD GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

(1) ORGANIZATION

Blanchard Group of Funds consists of Blanchard Funds (the "Trust") and Blanchard Precious Metals Fund, Inc. (the "Company") which are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Trust consists of six portfolios. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

         PORTFOLIO NAME            DIVERSIFICATION           INVESTMENT OBJECTIVE
         --------------            ---------------           --------------------
Blanchard Global Growth Fund         diversified   Long-term capital growth.
 ("BGGF")
Blanchard Precious Metal Fund,          non-       Long-term capital appreciation and
 Inc. ("BPMF")                       diversified   preservation of purchasing power
                                                   through investments in
                                                   physical precious metals,
                                                   such as gold, silver,
                                                   platinum and palladium, and
                                                   in securities of companies
                                                   involved in precious metals.
                                                   A secondary objective of the
                                                   Fund is to reduce the risk of
                                                   loss of capital and decrease
                                                   the volatility often
                                                   associated with precious
                                                   metals investments by
                                                   changing the allocation of
                                                   its assets from precious
                                                   metals securities to physical
                                                   precious metals and/or
                                                   investing in short-term
                                                   instruments and government
                                                   securities during periods
                                                   when the Fund's portfolio
                                                   manager believes the precious
                                                   metals markets may experience
                                                   declines.
Blanchard Flexible Income Fund diversified High current income while seeking
 ("BFIF") opportunities for capital appreciation.
Blanchard Short-Term Flexible diversified High current income while seeking
 Income Fund ("BSTFIF") opportunities for capital appreciation.
Blanchard Flexible Tax-Free Bond     diversified   High level of current interest income
 Fund ("BFTFBF")                                   exempt from federal income tax,
                                                   consistent with the preservation of
                                                   capital.

In addition, the Trust offers Blanchard Asset Allocation Fund which is presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity foreign valued at the last sale price reported on a national securities exchange. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign or domestic securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in open-end regulated investment companies are valued at net asset value. Foreign government and corporate bonds are valued at the last sales price reported on a national exchange. If the last sales price is not available the securities are valued at the mean of the latest bid and ask price as furnished by an independent pricing service.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

  Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. In addition, BPMF and BFIF reclassed a tax return of capital. The following reclassifications have been made to the financial statements as of September 30, 1997.

                                    INCREASE (DECREASE)
                -------------------------------------------------------------
                                               UNDISTRIBUTED NET INVESTMENT
       FUND      PAID-IN    ACCUMULATED NET   INCOME/ DISTRIBUTIONS IN EXCESS
       NAME      CAPITAL   REALIZED GAIN/LOSS    OF NET INVESTMENT INCOME
   ------------ ---------  ------------------ -------------------------------
   BGGF               --      $    11,606               $  (11,606)
   BPMF         $ 120,846      (1,911,826)               1,790,980
   BFIF          (342,877)       (258,682)                 601,559

  Net investment income, net realized gain/losses, and net assets were not affected by this change.

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  At September 30, 1997, BFIF, BSTFIF, and BFTFBF, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

   FUNDS   TOTAL TAX LOSS CARRYFORWARD
   ------  ---------------------------
   BFIF            $16,630,124
   BSTFIF            9,125,862
   BFTFBF              354,460

  Pursuant to the Code, such capital loss carryforwards will expire as follows:

                 BFIF                               BSTFIF
   ---------------------------------------------------------------------
   EXPIRATION YEAR   EXPIRATION AMOUNT EXPIRATION YEAR EXPIRATION AMOUNT
   ---------------   ----------------- --------------- -----------------
        2002            $12,071,274         2003          $9,125,862
        2003              3,223,064
        2004              1,335,786

                BFTFBF
   ------------------------------------
   EXPIRATION YEAR   EXPIRATION AMOUNT
   ---------------   -----------------
        2003             $354,460



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  Additionally, net capital losses, as noted below, attributable to security transactions incurred after October 31, 1996 are treated as arising on October 1, 1997 the first day of the Funds' next taxable year.

   FUND   TOTAL TAX LOSS PUSHFORWARD
   ----   --------------------------
   BPMF           $4,504,362
   BFIF              157,286

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FUTURES CONTRACTS--BGGF purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended September 30, 1997, BGGF had realized gains on futures contracts of $5,426,009. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At September 30, 1997, BGGF had outstanding futures contracts as set forth below:

                                                  UNREALIZED
    EXPIRATION                                   APPRECIATION
      DATE        CONTRACTS TO RECEIVE POSITION (DEPRECIATION)
   -----------    -------------------- -------- --------------
   December 1997         20 S&P 500      Long      $332,326
   December 1997        4 Long Gilt      Long        17,265
   December 1997         5 Notional      Long         3,412
   December 1997           7 CAC 40      Long           773
   December 1997             7 Bund      Long        15,831
   December 1997              3 DAX      Long        28,979
   December 1997     221 Nikkei 300      Long      (195,176)
   December 1997          12 T Bond      Long        43,438
   December 1997          11 T Note      Long        20,875
   December 1997        5 ALL--Ords      Long           253
   December 1997            5 FT-SE      Long        81,577
                                                   --------
   Net Unrealized Appreciation on
    Futures Contracts                              $349,553

  FOREIGN EXCHANGE CONTRACTS--BGGF, BPMF, BFIF, and BSTFIF may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. BGGF, BPMF, BFIF, and BSTFIF may enter into these contracts for the purchase or sale of a specific foreign currency at a


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Funds foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Funds foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1997, only BGGF and BFIF had outstanding foreign exchange contracts as set forth below:

                                     BGGF

                                          CONTRACTS TO     IN                     UNREALIZED
                            SETTLEMENT      DELIVER/    EXCHANGE   CONTRACTS AT  APPRECIATION
                               DATE         RECEIVE        FOR        VALUE     (DEPRECIATION)
                         ---------------- ------------ ----------- ------------ --------------
   CONTRACTS PURCHASED:
    Australian Dollar        10/2/97          517,000  $   388,913 $   387,621     $  1,292
    Australian Dollar         1/5/98          330,000      240,059     240,195         (136)
    Swiss Franc              10/2/97        7,812,500    5,368,856   5,372,931       (4,075)
    Deutsche Mark            12/23/97       3,787,600    2,147,104   2,155,278       (8,174)
    French Franc          10/2/97-1/5/98   15,903,400    2,662,152   2,687,859      (25,707)
    British Pound            12/23/97         907,200    1,457,870   1,457,897          (27)
    Netherlands Guilder      10/2/97        3,975,000    1,998,692   1,997,458        1,234
   CONTRACTS SOLD:
    Swiss Franc          10/2/97-12/23/97  14,772,000   10,111,286  10,205,532       94,246
    Deutsche Mark            12/23/97         971,000      552,489     552,533           44
    French Franc             10/2/97        9,246,200    1,553,066   1,558,737        5,671
    British Pound            12/23/97         127,000      204,286     204,093         (193)
    Japanese Yen             12/18/97     414,228,700    3,460,752   3,472,727       11,975
    Netherlands Guilder  10/2/97-12/23/97   7,950,000    3,931,396   4,005,276       73,880
                                                                                   --------
   Net Unrealized Appreciation on Foreign Exchange Contracts                       $150,030
                                                                                   ========


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
                                     BFIF

                                                   IN                    UNREALIZED
                    SETTLEMENT  CONTRACTS TO    EXCHANGE  CONTRACTS AT  APPRECIATION
                       DATE    DELIVER/RECEIVE    FOR        VALUE     (DEPRECIATION)
                    ---------- --------------- ---------- ------------ --------------
   Contracts Sold:
   Canadian Dollar   12/15/97     2,200,000    $1,591,320  $1,598,759     ($7,439)
                                                                          -------
   Net Unrealized Depreciation on Foreign Exchange Contracts              ($7,439)
                                                                          -------

  FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal or international securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------

  Additional information on each restricted security held by BGGF at September 30, 1997 is as follows:

   SECURITY                       ACQUISITION DATE ACQUISITION COST
   -----------------------------  ---------------- ----------------
   Chilectra S.A. ADR                     7/19/96      $91,177
   Daewoo Heavy Industries, Pfd.   2/3/95-4/12/95       49,952
   Samsung Electronics Co., GDR            1/3/95          917
   Dong Bang Forwarding Co.        2/3/95-5/29/95       74,380

  Additional information on each restricted security held by BPMF at September 30, 1997 is as follows:

   SECURITY                     ACQUISITION DATE  ACQUISITION COST
   ---------------------------  ----------------- ----------------
   Eldorado Gold Corp. Ltd.     04/08/96-08/14/97     $433,523
   Geomaque Explorations Ltd.,
   Warrants                               3/11/97      827,565
   Lone Star Exploration          2/26/96-3/26/97      587,746

  Additional information on each restricted security held by BFIF at September 30, 1997 is as follows:

   SECURITY                      ACQUISITION DATE  ACQUISITION COST
   ---------------------------  ------------------ ----------------
   Calpine Corp.                          7/2/1997    $  996,412
   Nine West Group, Inc.                  7/1/1997       999,012
   Stone Container Finance Co.            8/9/1996     2,000,000
   Tucson Electric Power Co.    2/10/1993-12/22/93     2,098,170

  CHANGE IN FISCAL YEAR--The Funds changed their fiscal year-end from April 30 to September 30 beginning May 1, 1996.

  DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Articles of Incorporation permit the Directors to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                           BGGF                                       BPMF
                          ---------------------------------------  ------------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,   YEAR ENDED
                              1997          1996         1996          1997          1996      APRIL 30, 1996
                          ------------- ------------- -----------  ------------- ------------- --------------
Shares sold                    973,160       748,872      559,635     9,876,823     3,728,778    11,891,108
Shares issued to
shareholders in payment
of distributions
declared                     1,381,403           --        52,311     3,428,378           --            --
Shares redeemed             (2,237,898)   (1,137,138)  (3,413,086)  (10,697,610)   (7,081,402)   (9,230,002)
                           -----------   -----------  -----------   -----------   -----------   -----------
Net change resulting
from share transactions        116,665      (388,266)  (2,801,140)    2,607,591    (3,352,624)    2,661,106
                           ===========   ===========  ===========   ===========   ===========   ===========
                                           BFIF                                      BSTFIF
                          ---------------------------------------  ------------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED    YEAR ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,   APRIL 30,
                              1997          1996         1996          1997          1996           1996
                          ------------- ------------- -----------  ------------- ------------- --------------
Shares sold                  6,828,666     2,777,685   12,498,920    11,452,843     4,248,564     4,477,310
Shares issued in
connection with the
acquisition of Blanchard
Short-Term Global Income
Fund                               --            --           --            --            --     57,869,781
Shares issued to
shareholders in payment
of distributions
declared                     1,711,576       844,211    2,424,612     2,391,887     1,070,524       888,044
Shares redeemed            (16,127,237)  (8,034 ,939) (27,527,713)  (22,560,468)  (12,096,346)  (11,691,202)
                           -----------   -----------  -----------   -----------   -----------   -----------
Net change resulting
from share transactions     (7,586,995)   (4,413,043) (12,604,181)   (8,715,738)   (6,777,258)   51,543,933
                           ===========   ===========  ===========   ===========   ===========   ===========
                                          BFTFBF
                          ---------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,
                              1997          1996         1996
                          ------------- ------------- -----------
Shares sold                  1,901,018     1,341,280    5,015,985
Shares issued to
shareholders in payment
of distributions
declared                       169,611        78,775      142,764
Shares redeemed             (1,995,557)   (1,571,250)  (4,631,991)
                           -----------   -----------  -----------
Net change resulting
from share transactions         75,072      (151,195)     526,758
                           ===========   ===========  ===========


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE--Virtus Capital Management, Inc., the Trust's manger (the "Manager"), receives for its services an annual management fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                                 ANNUAL RATE
 ------ -----------------------------------------------------------------------
 BGGF   1.00% of the first 150 million, 0.875% of the excess of 150 million but not exceeding 300 million, 0.75% in excess of 300 million
 BPMF   1.00% of the first 150 million, 0.875% of the excess of 150 million but not exceeding 300 million, 0.75% in excess of 300 million
 BFIF   0.75%
 BSTFIF 0.75%
 BFTFBF 0.75%

The Manager may voluntarily choose to waive a portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion.

SUB-ADVISORY FEE--To provide portfolio advisory services for the Funds, the Manager has entered into sub-advisory agreements with the sub-advisers listed below. Under the terms of each sub-advisory agreement, the Manager will pay each sub-adviser a fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                 SUB-ADVISER                         ANNUAL RATE
 ------ --------------------------------------- -------------------------------
 BGGF   Mellon Capital Mortgage Corp.           0.375% of the first $100
                                                million, 0.350% of the excess
                                                of $100 million but not
                                                exceeding $150 million, 0.325%
                                                of the excess of $150 million
 BPMF   Cavelti Capital Management, Ltd.        0.30% of the first $150
                                                million, 0.2625% of the excess
                                                of $150 million but less than
                                                $300 million, and 0.255% in
                                                excess of $300 million
 BFIF   OFFITBANK                               0.30% of the first $25 million,
                                                0.25% of the next $25 million,
                                                and 0.20% in excess of $50
                                                million
 BSTFIF OFFITBANK                               0.30% of the first $25 million,
                                                0.25% of the next $25 million,
                                                and 0.20% in excess of $50
                                                million
 BFTFBF United States Trust Company of New York               0.20%

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds and The Virtus Funds for the period. FAS may voluntarily choose to waive a portion of its fee. The administrative fee received during the period of the Administrative Services Agreement shall be at least $75,000 per portfolio. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
result in the sale of the Fund's Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the BFIF, BSTFIF, and BFTFBF and up to 0.75% of the average daily net assets of BGGF and BPMF, annually, to reimburse FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Signet Trust Company is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--The Funds' Manager paid the organization expenses of the Funds listed below incurred prior to the public offering of its shares. The Funds reimbursed the Manager for these expenses and has deferred and is amortizing such expenses over five years from the date of commencement of the Funds operations. Organizational expenses paid is as follows:

FUND    ORGANIZATIONAL EXPENSES
------  -----------------------
BFIF           $151,712
BSTFIF           80,724
BFTFBF           89,448

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997 were as follows:

FUND     PURCHASES      SALES
------  ------------ -----------
BGGF    $ 44,853,363 $18,165,537
BPMF      63,481,368  66,049,224
BFIF     164,757,771 202,202,473
BSTFIF   109,275,828 128,141,491
BFTFBF    35,259,413  35,460,535


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(6) CONCENTRATION OF CREDIT RISK

BGGF, BPMF, and BFIF invest in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

(7) PROPOSED FUND MERGER

On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). It is anticipated that the merger will be consummated on or about November 28, 1997.

As a result of this First Union merger, First Union will succeed to the investment advisory and functions formerly performed for the Funds by various units of Signet and various unaffiliated parties.

The Board of Trustees/Directors of the Funds has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds (the "Acquiring Funds") that is advised by affiliates of First Union. The reorganization would result in the liquidation and termination of the Funds. Pursuant to the reorganization, shareholders of the Funds will receive, tax-free, the number of shares of the Acquiring Funds having a value equal to the value of their shares immediately prior to the reorganization. Consummation of the reorganization is subject to approval of the shareholders of the Funds.


INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Blanchard Group of Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Blanchard Group of Funds (comprising the following portfolios: Blanchard Global Growth Fund, Blanchard Precious Metals Fund, Inc., Blanchard Flexible Income Fund, Blanchard Short- Term Flexible Income Fund, Blanchard Flexible Tax-Free Bond Fund) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended September 30, 1997 and the period ended September 30, 1996, and the financial highlights for the periods ended in 1997 and 1996. The financial highlights for the periods ended in 1993, 1994 and 1995 were audited by other auditors, whose reports thereon dated June 20, 1995, expressed an unqualified opinion. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blanchard Group of Funds as of September 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As more fully described in Note 7, in November, 1997 the Funds are expected to enter into an Agreement and Plan of Reorganization, pursuant to which (subject to Fund shareholder approval) on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds that are advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Funds.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
November 7, 1997


TRUSTEES/DIRECTORS                    OFFICERS
--------------------------------------------------------------------------------
John F. Donahue                       John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                   Edward C. Gonzales
William J. Copeland                      President and Treasurer
James E. Dowd                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Edward L. Flaherty, Jr.               John W. McGonigle
Edward C. Gonzales                       Executive Vice President and
Peter E. Madden                          Secretary
John E. Murray, Jr.                   Joseph S. Machi
Wesley W. Posvar                         Vice President and Assistant
Marjorie P. Smuts                        Treasurer
                                      Richard B. Fisher
                                         Vice President
                                      C. Grant Anderson
                                         Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contain facts concerning its objective and policies, management fees, expenses and other information.


        PORTFOLIO ADVISERS                             B L A N C H A R D

        Global Growth Fund                             GLOBAL GROWTH FUND
   Mellon Capital Management Corp.

     Precious Metals Fund, Inc.                    PRECIOUS METALS FUND, INC.
   Cavelti Capital Management Ltd.

       Flexible Income Fund                           FLEXIBLE INCOME FUND
            OFFITBANK

  Short-Term Flexible Income Fund               SHORT-TERM FLEXIBLE INCOME FUND
            OFFITBANK

    Flexible Tax-Free Bond Fund                    FLEXIBLE TAX-FREE BOND FUND
United States Trust Company of New York


The Blanchard Group of Funds are available through Signet(R) Financial Services, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.

---------------------------------------------
  INVESTMENT PRODUCTS ARE NOT DEPOSITS,
  OBLIGATIONS OF, OR GUARANTEED BY ANY
  BANK. THEY ARE NOT INSURED BY THE FDIC.
  THEY INVOLVE RISK, INCLUDING THE POSSIBLE
  LOSS OF PRINCIPAL INVESTED.
---------------------------------------------

Federated Securities Corporation is the                      ANNUAL REPORT
distributor of the Funds.                                 SEPTEMBER 30, 1997

                                                      Managed by: Virtus Capital
                                                           Management, Inc.


                      G01684-12
CUSIP 093212603/093212405/093265106/093212306/093254100
                    (2431)AR1197




A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Global Growth Fund (the "Fund") is represented by a broken line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 4/30/98 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values were $20,006 and $44,582, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, five-year, ten-year and the since inception (6/1/86) periods ended 9/30/97, which were 13.20%, 10.51%, 6.44% and 8.97%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Precious Metals Fund (the "Fund") is represented by a broken line. The Toronto Stock Exchange Gold & Silver Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Toronto Stock Exchange Gold & Silver Index. The "x" axis reflects computation periods from 6/23/88 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Toronto Stock Exchange Gold & Silver Index; the ending values were $11,167and $13,936, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, five-year, and the since inception (6/23/88) periods ended 9/30/97, which were (15.24%), 9.96%, and 1.27%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Flexible Income Fund (the "Fund") is represented by a broken line. The Merrill Lynch Aggregate Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Merrill Lynch Aggregate Bond Index. The "x" axis reflects computation periods from 11/2/92 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch Aggregate Bond Index; the ending values were $14,003 and $14,387, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (11/2/92) periods ended 9/30/97, which were 9.53% and 7.25%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Short-Term Flexible Income Fund (the "Fund") is represented by a broken line. The Merrill Lynch Short-Term Govenment Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Merrill Lynch Short-Term Govenment Index. The "x" axis reflects computation periods from 4/16/93 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch Short-Term Govenment Index; the ending values were $12,940 and $12,709, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (4/16/93) periods ended 9/30/97, which were 7.24% and 5.95%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Flexible Tax-Free Bond Fund (the "Fund") is represented by a broken line. The Lehman Brothers Current Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Lehman Brothers Current Municipal Bond Index. The "x" axis reflects computation periods from 8/12/93 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers Current Municipal Bond Index; the ending values were $13,553 and $12,485, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (8/12/93) periods ended 9/30/97, which were 9.59% and 7.63%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Asset Alocation Fund (the "Fund") is represented by a broken line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 6/6/96 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values were $14,534 and $14,571, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year and the since inception (6/6/96) periods ended 9/30/97, which were 38.64%, 33.03%, respectively.









                                 EVERGREEN
                            INTERNATIONAL/GLOBAL
                                GROWTH FUNDS

            (Photo of Buddha statues        (Photo of Global Leaders Fund
                 appears here)                    logo appears here)

            (Photo of Globe appears         (Photo of European flags
                     here)                         appears here)



                  (Photo of Asian city harbor appears here)


                               1996 ANNUAL REPORT

                      (Evergreen Fund logo appears here)

                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
                               TABLE OF CONTENTS

                                                  Economic Overview.........................................................     1
(Photo of Buddha statues        EMERGING MARKETS  A Report From Your Portfolio Manager......................................     3
appears here)                        GROWTH FUND  Results to Date...........................................................     4
                                                  Statement of Investments..................................................     5
                                                  Industry Diversification..................................................     7
                                                  Statement of Assets and Liabilities.......................................     8
                                                  Statement of Operations...................................................     9
                                                  Statement of Changes in Net Assets........................................    10
                                                  Financial Highlights......................................................    11

(Photo of Global Leaders Fund     GLOBAL LEADERS  A Report From Your Portfolio Managers.....................................   13
appears here)                               FUND  Results to Date...........................................................   17
                                                  Statement of Investments..................................................   18
                                                  Industry Diversification..................................................   20
                                                  Statement of Assets and Liabilities.......................................   21
                                                  Statement of Operations...................................................   22
                                                  Statement of Changes in Net Assets........................................   23
                                                  Financial Highlights......................................................   24

(Photo of Globe                      GLOBAL REAL  A Report From Your Portfolio Manager......................................   25
appears here)                      ESTATE EQUITY  Results to Date...........................................................   28
                                            FUND  Statement of Investments..................................................   29
                                                  Statement of Assets and Liabilities.......................................   31
                                                  Statement of Operations...................................................   32
                                                  Statement of Changes in Net Assets........................................   33
                                                  Financial Highlights......................................................   34

(Photo of European flags           INTERNATIONAL  A Report From Your Portfolio Manager......................................   36
appears here)                        EQUITY FUND  Results to Date...........................................................   38
                                                  Statement of Investments..................................................   39
                                                  Industry Diversification..................................................   45
                                                  Statement of Assets and Liabilities.......................................   46
                                                  Statement of Operations...................................................   47
                                                  Statement of Changes in Net Assets........................................   48
                                                  Financial Highlights......................................................   49

                                                  Combined Notes to Financial Statements....................................   51
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................   60
                                                  Trustees and Officers......................................   Inside Back Cover

                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
ECONOMIC OVERVIEW
BY EVERGREEN ASSET MANAGEMENT CHAIRMAN,
STEPHEN A. LIEBER
  The continued expansion of the United States         (Photo of Stephen A.
economy and the persistence of inflation at 3% or      Lieber appears here)
less, has evidently sent mixed signals to the
investment markets. The equity market this year has
gone from new high to new high. The willingness of
American savers to put money into the hands of equity mutual funds to buy stocks in the United States and abroad is unprecedented. Even foreign investors, who have long been skeptical of the rising prices of U.S. equities and the recent relatively higher valuations than in many other industrial countries, have begun to move heavily into U.S. equities. Only the bond market has suffered negative trends this year. But, it showed no further losses when measured from the end of the second quarter to the end of the third quarter, and has since recovered to the levels of last February.
  Evidence of slowed final demand in many sectors of the economy has begun to reduce the fears of many investors over inflationary pressures. While confidence increases that both producer and consumer price indices will remain in a narrow range, around 3%, apprehensions of possibly renewed inflation are now focused on the trend of hourly wages, which showed some strength earlier in the fall.
  The apparent consensus among business economists currently is to expect a 2% growth rate for the U.S. economy in the second half of 1996, with a similar level to continue into 1997. These views are, in part, based on historical trends, in which the late stage expansion cycle characteristics of the U.S. economy typically show economic deceleration. Such a deceleration is not widely feared, in view of the fact that real income growth is like to be sustained by a 2% to 2 1/2% employment growth, plus a 3% to 3 1/2% earnings growth, before a 3% inflation. The appearance of such decelerating trends and their continuation would likely bring bond yields down, as the inflation premium would be removed from bond market expectations. Many who dissent from the consensus view that the economy will slow, argue that the European economies and Japan's are likely to revive in 1997, which will create more export demand for U.S. products and, therefore, increase our growth rate. More pessimistic observers of the American economy believe that the American consumer has overspent, as evidenced by the rising rate of credit card delinquencies, and by the "wealth effect" of a stock market achieving record highs.
  The stock market has achieved its historic highs, based not only on a rising valuation, but also on significantly increased corporate profitability. Any slowing of the economy will reduce the stimulus to stock buying from the momentum of earnings growth. It remains questionable though, whether the incentive to invest in equities would be correspondingly reduced. It may simply produce a more selective environment, crowding investment interest into a smaller spectrum of the market. We believe this a likely outcome, so long as the basic inclination of American investors is increasingly to put their long-term savings funds into common stocks or common stock mutual funds. We see four areas of sustained demand for common stocks in the balance of 1996: companies with internal growth based on innovative products and services, companies which are using their excess retained earnings to buy back their own stock, companies which are restructuring their operations to achieve better returns and, finally, companies whose undervaluation makes them attractive acquisition candidates for larger enterprises. For the bond market, we expect that fairly stable, rather than rising, inflation, and a somewhat declining overall business rate of growth, together with a narrow range currency market, should enable a gradual decline in interest rates. This would have the effect of supporting the stock market alternative to fixed income investments.
  These economic and market volatilities suggest the need for a long-term perspective. Taking advantage of declines in prices of quality stocks, purchasing bonds in periods of exaggerated apprehensions over inflation, together with systematic investing, should prove the most effective way to capitalize on the volatilities of a period where many investors are dominated by their uncertainties. Record corporate profits and strong growth trends by leaders in new products or services encourage a positive investment
                                                                               1

                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
ECONOMIC OVERVIEW -- (CONTINUED)
response. The confidence of managements in their ability to generate substantial and even excess cash flows is shown by the still rising trend of corporate stock buy-backs. The rising business cycle of the last five years has greatly strengthened the balance sheets of most American companies. Any decline in interest rates, such as experienced in recent weeks, should tend to focus even more attention on comparative returns of strongly positioned, well financed, and highly profitable companies.
  Internationally, the Organization for Economic Cooperation and Development estimates that, in 1997, there will be an average 2.4% growth in gross domestic product for its member countries. Looking to "robust and sustainable growth in the United States, and a continuation of expansions in Japan and Europe", inflationary forces are seen as a potential risk, but not a probability. The head of the OECD Economics Department projects a slowdown of economic activity in the U.S. which would, if confirmed, reduce the risk of a rise in inflation. Further, with U.S. growth projected at only 2.2% in 1997, against 2.4% in 1996, and with U.S. gross fixed investment expected to fall to a 3.3% rate from 6% in 1996, the U.S. is not viewed as an expected inflationary force in the world economic picture. Similarly, Japan is anticipated to have its growth rate fall to 1.6% from 3.6% in 1996. The major expected increase in growth is in the long delayed recovery in Europe, where the OECD predicts a growth rate of 2.4%, up from 1.6% in 1996. Yet, even with this recovery projected for Europe, the OECD is still fearful of further rises in the already high levels of unemployment in such principal European economies as Germany, France, and Italy.
  Economic growth rates in Southeast Asia, Latin America, and other more rapidly industrializing nations, are widely expected to exceed those of the major industrial countries in 1997. Led by the indicated better than 9% 1996 rate of growth in GDP of China, and sustained 8% rate of growth estimated for Indonesia, Malaysia, and Thailand, improving economies are seen elsewhere such as the Philippines which has, this year, grown its GDP at 5.9%, and South Korea at 6.4%. Argentina, Brazil, and Mexico reported comparable levels of growth.
  Expectations for 1997 are that these economies will sustain their expansion, particularly if worldwide interest rate levels remain in recent bands, which will permit the availability of capital. Inflation rates are a continuing risk factor in numerous emerging economies, led by a recent 7% in China, and 11.8% in Brazil, while Mexico, still in its readjustment phase, most recently reported a 28.7% inflation rate. Trade balances in many of these countries, are, however, are increasingly favorable, providing capital to sustain their expansions. This is particularly evident in China, which has built up its foreign dollar reserves in the last year (ending September) to $97.4 billion from $71.4 billion, and in Brazil, whose reserves increased to $57.5 billion in August from $45.6 billion the year before. Stock markets in the varying countries have varying trends and high volatility, led in the last eleven months by that of Venezuela, up 195%, followed by Russia, up 153%, Hungary, up 148%, Turkey, up 129%, and China, up 126%. The weakest market in the Asian group was Thailand, down 30.8%.
  These contrasts between growth rates, growth expectations, and stock market performance suggest the continuing need for both a longer term perspective and an investment policy guided by current political and economic analysis on a national basis, as well as a company and commodity basis. Investment focus on multi-national companies which take advantage of long-term growth opportunities in dynamic economies would seem, in 1997, to again be a cautious strategy to bridge local uncertainties, and yet benefit by major growth potentials. The selection of individual securities in the mature economies should continue to be supported by improving liquidity, as markets among the major trading nations broaden and the flows of capital continue to increase. For companies based in the so-called emerging markets, policies of concentration on the strongest enterprises with healthy equity capital levels and major positions in domestic markets, together with export markets, would seem to still be an appropriate focus. In short, 1997's initial economic outlook for international investment continue to be positive within a framework of restrained inflation and continuing modest growth among the major industrial nations.
2

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD WAGONER
   We are pleased to bring you the Annual Report for Evergreen   (Photo of
Emerging Markets Growth Fund. For the twelve-month period        Richard Wagoner
ended October 31, 1996, Evergreen Emerging Markets Growth        appears here)
Fund's total return for its Class A shares at net asset value was 7.7%* as compared with 3.5% for the Morgan Stanley Capital
International (MSCI) Emerging Markets Index**, the Fund's benchmark index. Class A shares are subject to a maximum 4.75% front end sales charge which is not reflected in the Fund's performance figure. If reflected, performance would be lower.
(For additional performance information, please see page 4.)

   Taiwan, Malaysia, Brazil, Argentina and Poland lead the
performance of the emerging markets during the year, with total returns in excess of 25%, as measured by their respective MSCI country sub-indexes. The worst performing markets during this period were South Korea, Thailand and South Africa, which declined 36%, 31% and 10%, respectively. The global investment environment was negative for the emerging markets during the last year. Signs of growing economic strength in the United States caused uncertainty over future direction of monetary policy in the major markets. Global financial liquidity plays a strategic role in shaping emerging markets' equity performance.
   The Fund's overweights in Hong Kong, Peru and Czech Republic, as compared with the MSCI Emerging Markets Index, helped performance, as did our underweights in Korea, Thailand and South Africa. Strong stock selection in Brazil and Chile was a key contributor to outperformance despite being neutrally weighted. Our major sector overweights were in the financial and services sectors, where our combined weighting was approximately 51% of the portfolio.
   We believe the near-term outlook for emerging markets equities is extremely bullish. Investor focus has been on the strength of the major economies and the outlook for interest rates. The threat of higher interest rates was deferred following the Federal Reserve Board's decision not to increase rates at its September meeting. This inaction along with reductions in official lending rates in several overseas markets has led to a world-wide rally in bond prices. In turn, this has fostered positive conditions for stock markets around the world, particularly for the interest-rate-sensitive emerging markets. We continue to emphasize Latin America and selected Pacific Rim markets, while the markets of Eastern Europe are becoming increasingly attractive. We remain substantially underweighted in South Africa.
   Thank you for your support in Evergreen Emerging Markets Fund. We look forward to reporting the Fund's results to you in our Semiannual Report.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT. THE FUND ALSO OFFERS CLASS Y SHARES WHICH ARE NOT SUBJECT TO SALES CHARGES AND ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS AND INVESTMENT ADVISORY CLIENTS OF EVERGREEN ASSET AND ITS AFFILIATES. DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE AND ABSORBED A PORTION OF THE FUND'S OTHER EXPENSES. HAD FEE NOT BEEN WAIVED OR EXPENSES ABSORBED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER AND EXPENSE ABSORPTION MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER AND EXPENSE ABSORPTION, PLEASE SEE THE PROSPECTUS.
** SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL. THE MSCI EMERGING MARKETS INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
                                                                               3

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN EMERGING MARKETS GROWTH FUND
     The graphs below compare a $10,000 investment in the Evergreen Emerging Markets Growth Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Morgan Stanley EAFE Index and the Morgan Stanley Emerging Markets Index ("Indexes").

(The following are four graphs for Class A, B, C and Y Shares.
Customer to provide plot points)


                                             9/2/94*   12/31/94  10/31/95  4/30/96  10/31/96
CLASS A

1-YEAR TOTAL RETURN=2.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=9.3%

Evergreen Emerging Markets Growth Fund
Morgan Stanley Eafe Index
Morgan Stanley Emerging Markets Index

CLASS B

1-YEAR TOTAL RETURN=1.8%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=9.2%

Evergreen Emerging Markets Growth Fund
Morgan Stanley Eafe Index
Morgan Stanley Emerging Markets Index

CLASS C

1-YEAR TOTAL RETURN=5.9%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=7.9%

Evergreen Emerging Markets Growth Fund
Morgan Stanley Eafe Index
Morgan Stanley Emerging Markets Index

CLASS Y

1-YEAR TOTAL RETURN=7.9%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=7.0%

Evergreen Emerging Markets Growth Fund
Morgan Stanley Eafe Index
Morgan Stanley Emerging Markets Index

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
4

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

                            STATEMENT OF INVESTMENTS
                                OCTOBER 31, 1996

  SHARES                                             VALUE
 COMMON STOCKS -- 93.4%
             BRAZIL -- 15.5%
1,000,000    Cia Cervejaria Brahma............... $   618,065
   20,700    Companhia Energetica de Minas
             Gerais, ADR.........................     656,629
   33,700    Companhia Vale do Rio Doce,
             ADR.................................     708,509
2,008,000 *  Eletrobras SA, Cl. B Shares.........     650,831
2,322,000    Eletrobras SA.......................     720,964
   20,000 *  Multicanal Participacoes SA, ADR....     280,000
3,506,000    Petroleo Brasileiros SA.............     453,862
   14,900    Telecomunicacoes Brasileiras, ADR...   1,110,050
                                                    5,198,910
             CHILE -- 4.9%
   12,900    Compania de Telecomunicacione,
             ADR.................................   1,272,262
    6,500    Sociedad Quimica y Minera de
             Chile SA, ADR.......................     373,750
                                                    1,646,012
             CHINA -- .2%
  190,000    Shanghai Post & Telecom.............      68,400
             CZECH REPUBLIC -- 3.3%
    8,600    Komercni Banka AS...................     638,741
    4,500 *  SPT Telekom AS......................     481,116
                                                    1,119,857
             HONG KONG -- 13.0%
   37,000    Bank of East Asia Ltd...............     144,512
   50,000    Cheung Kong Holdings Ltd............     400,921
  400,000 *  Cheung Kong Infrastructure
             Holdings............................     744,937
  400,000    China Hong Kong Photo Products......     151,315
  500,000    China Overseas Land
             & Investment Ltd....................     185,911
   50,000    Citic Pacific Ltd...................     243,139
  286,000    First Pacific Ltd...................     393,924
  414,000    Goldlion Holdings Ltd...............     337,317
    9,200    HSBC Holdings Plc...................     187,398
  118,000    Lai Sun Development Co., Ltd........     152,609
  260,000    National Mutual Asia Ltd............     218,566
   84,000    New World Develelopment Co., Ltd....     488,865
   56,000    Sun Hung Kai Properties Ltd.........     637,335
   50,000    Varitronix International Ltd........      91,177
                                                    4,377,926
             HUNGARY -- 3.5%
   10,400    EGIS Gyogyszergyar..................     641,529
  SHARES                                             VALUE

             HUNGARY -- 3.5% -- CONTINUED

    9,900    Richter Gedeon, GDR................. $   532,320
                                                    1,173,849
             INDIA -- 3.7%
   32,900 *  East India Hotels Ltd., GDR, 144A...     502,274
   31,200 *  Indian Hotels Co., Ltd., GDR........     571,849
    9,500    Ranbaxy Laboratories Ltd., GDR,
             144A................................     165,382
                                                    1,239,505
             INDONESIA -- 1.9%
  302,578    Bank International Indonesia........     353,460
  100,000    Kawasan Industri Jababeka...........     134,161
    4,500    PT Telekomunikasi Indonesia, ADR....     135,000
                                                      622,621
             ISRAEL -- 2.2%
   37,000    ECI Telecommunications Ltd..........     740,000
             KOREA -- 2.3%
    7,000    Korea Electric Power Corp., ADR.....     126,000
   39,600 *  Korea Mobile Telecommunications,
             GDR.................................     495,000
    6,200    Pohang Iron & Steel Ltd., ADR.......     128,650
      154    Samsung Electronics Ltd., GDR,
             144A................................       3,311
                                                      752,961
             LUXEMBOURG -- .9%
    7,500 *  Millicom International Cellular
             SA..................................     298,125
             MALAYSIA -- 11.8%
   90,000    AMMB Holdings, Berhad...............     609,143
  110,000    Industrial Oxygen Inc., Berhad......     173,283
   70,400    Kian Joo Can Factory, Berhad........     384,532
   45,000    Malayan Bank, Berhad................     445,280
  140,000    New Straits Times Press, Berhad.....     736,988
   40,000    Pan Pacific Asia, Berhad............     121,908
  185,000    Public Bank, Berhad.................     342,811
  170,000    Sime Darby, Berhad..................     602,217
   76,000    Sungei Way Holdings, Berhad.........     433,168
   52,000 *  Technology Resources Industries,
             Berhad..............................     124,520
                                                    3,973,850
             MEXICO -- 6.7%
   46,000    Grupo Elektra SA de CV..............     313,630
  160,000 *  Grupo Finance Banamex Accival
             SA de CV, Series B..................     338,414
  124,000    Grupo Finance Inbursa...............     401,120
   62,800    Grupo Modelo SA de CV...............     325,427

                                                                               5

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                             VALUE

COMMON STOCKS -- 93.4% -- CONTINUED
             MEXICO -- 6.7% -- CONTINUED
1,150,000 *  Grupo Posadas SA de CV.............. $   522,239
  219,000 *  Grupo Synkro SA de CV, ADR..........      31,492
   17,000    Kimberly Clark Corp.
             de Mexico SA de CV..................     327,838
                                                    2,260,160
             PERU -- 1.1%
   16,000 *  Compania de Minas Buenaventura
             SA, ADR.............................     268,000
   12,288 *  Minas Buenaventura..................      95,714
                                                      363,714
             PHILIPPINES -- 2.4%
  500,000 *  Pilipino Telephone Corp.............     442,352
   30,000    Philippine National Bank............     345,320
    5,670    San Miguel Corp.....................      20,496
                                                      808,168
             POLAND -- 4.0%
    9,700    Agros Holdings SA...................     250,115
   15,500    Bank Rozwoju Eksportu SA............     460,309
    3,700    Bank Slaski SA......................     342,142
   36,100    Elektrim............................     301,721
                                                    1,354,287
             PORTUGAL -- 2.7%
   35,000    Portugal Telecom SA, ADR............     905,625
             SINGAPORE -- 2.2%
   22,000    Cerebos Pacific Ltd.................     170,252
   24,000    Fraser & Neave Ltd..................     238,551
   75,000    Genting International Plc...........     183,000
   20,000    Keppel Corp., Ltd...................     149,095
                                                      740,898
             SOUTH AFRICA -- 1.5%
    3,000    Anglo American Corp., Ltd., ADR.....     180,750
   27,000    Sasol Ltd...........................     329,409
                                                      510,159
             TAIWAN -- 7.5%
   10,440 *  Advanced Semiconductor Materials
             International NV, GDR...............      75,246
   71,000    Cathay Life Insurance Co., Ltd......     425,381
  200,000    China Steel Corp....................     177,923

  SHARES                                             VALUE

             TAIWAN -- 7.5% -- CONTINUED

   24,300 *  China Steel Corp., ADR, 144A........ $   432,351
  250,000    Chinatrust Commercial Bank..........     442,992
  200,000 *  President Enterprises...............     281,046
   49,222 *  President Enterprises Corp., GDR,
             144A................................     691,672
                                                    2,526,611
             THAILAND -- 2.1%
    5,200    Advanced Information Services Plc...      70,571
   10,000    Bangkok Bank Public Co., Ltd........     106,688
   10,000    Land & House Public Co., Ltd........      83,153
   62,400    Total Access Communication
             Plc, Ltd............................     430,560
                                                      690,972
             TOTAL COMMON STOCKS
               (COST $31,407,381)................  31,372,610
PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT -- 5.1%
$ 1,701,000  State Street Bank & Trust Co.,
             4.75% dated 10/31/96, due
             11/1/96 -- collateralized by
             $1,760,000 U.S. Treasury Notes,
             5.875%, due 2/15/04; value,
             including accrued interest --
             $1,739,830
             (COST $1,701,000)..................   1,701,000
               TOTAL INVESTMENTS --
                  (COST $33,108,381).....   98.5%  33,073,610
               OTHER ASSETS AND
                  LIABILITIES -- NET.....     1.5     495,196
               NET ASSETS --.............  100.0% $33,568,806

* Non-income producing securities
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
Rule 144A securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
6

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

                            INDUSTRY DIVERSIFICATION
                                OCTOBER 31, 1996

                                                                                                                     PERCENTAGE OF
                                                                                                                      NET ASSETS
Banks..............................................................................................................       12.5%
Beverages & Tobacco................................................................................................        3.6
Building, Construction & Furnishings...............................................................................        1.3
Business Equipment & Services......................................................................................         .8
Chemical & Agricultural Products...................................................................................        2.1
Electrical Equipment & Services....................................................................................        3.8
Energy.............................................................................................................        1.4
Finance & Insurance................................................................................................        4.8
Food & Household Products..........................................................................................        5.5
Health Care Products & Services....................................................................................        5.0
Industrial Specialty Products & Services...........................................................................        2.0
Leisure & Tourism..................................................................................................        5.3
Machinery -- Diversified...........................................................................................         .4
Metal Products & Services..........................................................................................        5.4
Mining.............................................................................................................         .5
Multi-Industry.....................................................................................................        3.7
Publishing, Broadcasting & Entertainment...........................................................................        2.2
Real Estate........................................................................................................        8.4
Retailing & Wholesale..............................................................................................        1.0
Telecommunication Services & Equipment.............................................................................       17.2
Textile & Apparel..................................................................................................         .1
Utilities..........................................................................................................        6.4
      Total Long-Term Investments..................................................................................       93.4
Short-Term Investment..............................................................................................        5.1
Other Assets and Liabilities -- net................................................................................        1.5
      Net Assets...................................................................................................      100.0%

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS:
   Investments at value (identified cost $33,108,381).............................................................  $33,073,610
   Foreign currencies at value (identified cost $221,045).........................................................      220,851
   Cash...........................................................................................................       90,906
   Receivable for investments sold................................................................................    1,047,369
   Receivable for Fund shares sold................................................................................       62,091
   Unamortized organization expense...............................................................................       28,976
   Dividends and interest receivable..............................................................................       13,666
   Prepaid expenses and other assets..............................................................................        6,936
         Total assets.............................................................................................   34,544,405
LIABILITIES:
   Payable for investments purchased..............................................................................      816,035
   Accrued expenses...............................................................................................      116,546
   Payable for Fund shares repurchased............................................................................       34,093
   Accrued advisory fee...........................................................................................        5,924
   Distribution fee payable.......................................................................................        3,001
         Total liabilities........................................................................................      975,599
NET ASSETS........................................................................................................  $33,568,806
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $35,453,010
   Accumulated net investment loss................................................................................         (328)
   Accumulated net realized loss on investment and foreign currency transactions..................................   (1,847,021)
   Net unrealized depreciation of investments and foreign currencies..............................................      (36,855)
      Net assets..................................................................................................  $33,568,806
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($1,644,735 194,446 shares of beneficial interest outstanding)..................................  $      8.46
   Sales charge -- 4.75% of offering price........................................................................          .42
         Maximum offering price...................................................................................  $8.88
   Class B Shares ($2,880,916 343,322 shares of beneficial interest outstanding)..................................  $8.39
   Class C Shares ($84,587 10,089 shares of beneficial interest outstanding)......................................  $8.38
   Class Y Shares ($28,958,568 3,413,310 shares of beneficial interest outstanding)...............................  $8.48

See accompanying notes to financial statements.
8

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $27,246)............................................              $ 255,316
   Interest...........................................................................................                112,351
      Total investment income.........................................................................                367,667
EXPENSES:
   Advisory fee.......................................................................................  $ 342,379
   Administration personnel and services fees.........................................................     11,191
   Distribution fee -- Class A Shares.................................................................      3,883
   Distribution fee -- Class B Shares.................................................................     19,319
   Shareholder services fee -- Class B Shares.........................................................      6,440
   Distribution fee -- Class C Shares.................................................................        493
   Shareholder services fee -- Class C Shares.........................................................        165
   Custodian fee......................................................................................    154,655
   Registration and filing fees.......................................................................     77,173
   Transfer agent fee.................................................................................     64,053
   Professional fees..................................................................................     42,550
   Reports and notices to shareholders................................................................     28,528
   Deferred organizational expense....................................................................     14,275
   Insurance..........................................................................................      3,576
   Trustees' fees and expenses........................................................................      1,692
   Miscellaneous......................................................................................      7,484
        Total expenses................................................................................    777,856
   Less: Fee waivers and expense reimbursments........................................................   (405,868)
         Net expenses.................................................................................                371,988
Net investment loss...................................................................................                 (4,321)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized loss on investment transactions.......................................................                (71,875)
   Net realized loss on foreign currency transactions.................................................                (24,761)
   Net change in unrealized appreciation (depreciation) of investments and foreign currencies.........                (38,536)
Net loss on investments and foreign currencies........................................................               (135,172)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................              $(139,493)

See accompanying notes to financial statements.
                                                                               9

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR           TEN MONTHS*
                                                                                                   ENDED              ENDED
                                                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss).............................................................    $     (4,321)      $     67,179
   Net realized loss on investment transactions.............................................         (71,875)        (1,677,645)
   Net realized gain (loss) on foreign currency transactions................................         (24,761)            33,753
   Net change in unrealized appreciation (depreciation) of investments and
      foreign currencies....................................................................         (38,536)         1,470,045
      Net decrease in net assets resulting from operations..................................        (139,493)          (106,668)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...........................................................................          (6,742)                --
   Class Y Shares...........................................................................         (81,928)                --
         Total distributions to shareholders from net investment income.....................         (88,670)                --
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      24,970,951          5,594,810
   Proceeds from reinvestment of distributions..............................................          22,693                 --
   Payment for shares redeemed..............................................................      (3,663,950)        (1,444,320)
      Net increase resulting from Fund share transactions...................................      21,329,694          4,150,490
      Net increase in net assets............................................................      21,101,531          4,043,822
NET ASSETS:
   Beginning of period......................................................................      12,467,275          8,423,453
   End of period (including undistributed net investment income (accumulated net investment
     loss) of ($328) and $100,254, respectively)............................................    $ 33,568,806       $ 12,467,275

* The Fund changed its fiscal year end from December 31 to October 31. See accompanying notes to financial statements.
10

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

                              FINANCIAL HIGHLIGHTS

                                                                       CLASS A SHARES                       CLASS B SHARES
                                                                                       SEPTEMBER 6,
                                                             YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS
                                                             ENDED         ENDED         THROUGH         ENDED         ENDED
                                                          OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,
                                                            1996++         1995#           1994         1996++         1995#
PER SHARE DATA:
Net asset value, beginning of period....................      $7.90         $8.17         $10.00          $7.85         $8.16
Income (loss) from investment operations:
  Net investment income (loss)..........................       (.01)          .05             --           (.08)          .01
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions...................        .62          (.32)         (1.83)           .62          (.32)
    Total from investment operations....................        .61          (.27)         (1.83)           .54          (.31)
Less distributions to shareholders from net investment
  income................................................       (.05)           --             --             --            --
Net asset value, end of period..........................      $8.46         $7.90          $8.17          $8.39         $7.85
TOTAL RETURN+...........................................       7.7%         (3.3%)        (18.3%)          6.9%         (3.8%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............     $1,645        $1,117           $867         $2,881        $1,940
Ratios to average net assets:
  Expenses**............................................      1.74%         1.73%++        1.78%++        2.50%         2.48%++
  Net investment income (loss)**........................      (.09%)         .76%++        (.12%)++       (.87%)         .03%++
Portfolio turnover rate.................................       107%           65%            17%           107%           65%
Average commission rate paid............................    $ .0103           N/A            N/A        $ .0103           N/A


                                                        CLASS B SHARES
                                                          SEPTEMBER 6,
                                                             1994*
                                                            THROUGH
                                                          DECEMBER 31,
                                                              1994
PER SHARE DATA:
Net asset value, beginning of period....................     $10.00
Income (loss) from investment operations:
  Net investment income (loss)..........................       (.02)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions...................      (1.82)
    Total from investment operations....................      (1.84)
Less distributions to shareholders from net investment
  income................................................         --
Net asset value, end of period..........................      $8.16
TOTAL RETURN+...........................................     (18.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............     $1,589
Ratios to average net assets:
  Expenses**............................................      2.53%++
  Net investment income (loss)**........................      (.84%)++
Portfolio turnover rate.................................        17%
Average commission rate paid............................        N/A

++ Per share data is calculated based on average shares outstanding during the period.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                      CLASS A SHARES                       CLASS B SHARES
                                                                                      SEPTEMBER 6,
                                                            YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS
                                                            ENDED         ENDED         THROUGH         ENDED         ENDED
                                                         OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,
                                                            1996          1995#           1994          1996          1995#
Expenses...............................................      3.58%         3.97%          3.96%          4.34%         4.72%
Net investment loss....................................     (1.93%)       (1.48%)        (2.30%)        (2.71%)       (2.21%)

                                                        CLASS B SHARES
                                                         SEPTEMBER 6,
                                                            1994*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             1994
Expenses...............................................      4.71%
Net investment loss....................................     (3.02%)

See accompanying notes to financial statements.
                                                                              11

                     EVERGREEN EMERGING MARKETS GROWTH FUND

(Photo of Buddha statues appears here)

                              FINANCIAL HIGHLIGHTS

                                                                       CLASS C SHARES                       CLASS Y SHARES
                                                                                       SEPTEMBER 6,
                                                             YEAR        TEN MONTHS       1994*           YEAR        TEN MONTHS
                                                            ENDED          ENDED         THROUGH         ENDED          ENDED
                                                         OCTOBER 31,    OCTOBER 31,    DECEMBER 31,   OCTOBER 31,    OCTOBER 31,
                                                            1996++         1995#           1994          1996++         1995#
PER SHARE DATA:
Net asset value, beginning of period...................       $7.84          $8.16         $10.00          $7.92          $8.17
Income (loss) from investment operations:
  Net investment income (loss).........................        (.08)           .02           (.02)           .01            .05
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions......         .62           (.34)         (1.82)           .62           (.30)
    Total from investment operations...................         .54           (.32)         (1.84)           .63           (.25)
Less distributions to shareholders from net investment
  income...............................................          --             --             --           (.07)            --
Net asset value, end of period.........................       $8.38          $7.84          $8.16          $8.48          $7.92
TOTAL RETURN+..........................................        6.9%          (3.9%)        (18.4%)          7.9%          (3.1%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............         $85            $56            $89        $28,959         $9,355
Ratios to average net assets:
  Expenses**...........................................       2.51%          2.50%++        2.53%++        1.50%          1.48%++
  Net investment income (loss)**.......................       (.91%)          .72%++        (.82%)++        .11%           .94%++
Portfolio turnover rate................................        107%            65%            17%           107%            65%
Average commission rate paid...........................      $.0103            N/A            N/A         $.0103            N/A

                                                        CLASS Y SHARES
                                                         SEPTEMBER 6,
                                                            1994*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             1994
PER SHARE DATA:
Net asset value, beginning of period...................      $10.00
Income (loss) from investment operations:
  Net investment income (loss).........................         .01
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions......       (1.84)
    Total from investment operations...................       (1.83)
Less distributions to shareholders from net investment
  income...............................................          --
Net asset value, end of period.........................       $8.17
TOTAL RETURN+..........................................      (18.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............      $5,878
Ratios to average net assets:
  Expenses**...........................................       1.53%++
  Net investment income (loss)**.......................        .43%++
Portfolio turnover rate................................         17%
Average commission rate paid...........................         N/A

++ Per share data is calculated based on average shares outstanding during the period.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                      CLASS C SHARES                       CLASS Y SHARES
                                                                                      SEPTEMBER 6,
                                                            YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS
                                                            ENDED         ENDED         THROUGH         ENDED         ENDED
                                                         OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,
                                                            1996          1995#           1994          1996          1995#
Expenses...............................................      4.31%         4.74%          4.71%          3.27%         3.72%
Net investment loss....................................     (2.71%)       (1.52%)        (3.00%)        (1.66%)       (1.30%)

                                                        CLASS Y SHARES
                                                         SEPTEMBER 6,
                                                            1994*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             1994
Expenses...............................................      3.71%
Net investment loss....................................     (1.75%)

See accompanying notes to financial statements.
12

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
EDWIN D. MISKA
   We are pleased to present the first annual report for         (Photo of
Evergreen Global Leaders Fund. For the twelve months ended       Stephen A.
October 31, 1996, the Fund's total return was +19.6%* (Class     Lieber appears
Y, no-load shares) which compares favorably with the global      here)
indexes. For the same time period, the total return for the
MSCI World Index** was +16.3%, the MSCI EAFE Index** returned    (Photo of
+10.5%, and the total return for the Lipper Global Funds         Edwin D.
average of the 153 global funds tracked by Lipper during that    Miska appears
time was 15.5%***. (For additional performance information,      here)
please see page 17.) The Fund's strategy of seeking out what we believe to be the 100 best companies in the world was
successfully implemented against a backdrop of an environment that was generally amenable to equity investing within the
world's most industrialized nations. Our investment discipline concentrated on companies which have been and are consistently profitable, have a strong pattern of earnings growth, both
historical and prospective, and which have provided the
highest returns on shareholders' equity. These characteristics when reviewed on a global, country and industry perspective
distinguish the true corporate "leaders" from the rest. We
also continually monitor global macroeconomic events and
financial conditions to optimize country allocations and
currency exposures. This strategy of a disciplined stock
selection process combined with a thorough macroeconomic
review has been the hallmark of your Fund, and will continue to be so, as we utilize this diligent, structured approach
to seek maximized shareholder returns.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE FUND'S CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES WITHIN THE FIRST YEAR OF PURCHASE WERE NOT IN EXISTENCE FOR THE FULL 12 MONTHS UNDER REVIEW. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION REGARDING THESE CLASSES OF SHARES AND THEIR APPLICABLE SALES CHARGES.
DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER, PLEASE SEE THE PROSPECTUS.
** MSCI WORLD INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES.
MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, PERFORMANCE WOULD BE LOWER.
                                                                              13

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
PERFORMANCE REVIEW
   World equity markets managed solid gains during the period under review, despite periods of volatility in March and July due to concerns over rising interest rates and inflation. A concentrating effect took place during the year, as investors became increasingly narrow in their focus, favoring a smaller group of selective larger, high-quality, high-visibility investments with no liquidity constraints. These companies, many of which are positions in your Fund, rose to new highs, discarding any previous levels of undervaluation. This helped contribute to a strong performance, particularly in the U.S. portion of the portfolio which rose 31.5%.
   Our U.S. allocation at fiscal year-end stood at 31.9% of the Fund's net assets down from 33.6% at midyear. The broadly diversified U. S. portfolio of 36 issues had some notable performers: Gillette Co., +53.1%; General Electric Co., +52.2%; Intel Corp., +51.5%; Federal National Mortgage Association, +42.8%; Coca Cola Co., +40.9%; Microsoft Corp., +37.1%; and Home Depot, Inc., +37.1%. While our enthusiasm for these issues and for the U.S. market as a whole has been somewhat tempered by their steep rise, the high quality and consistent predictability of these companies' earnings flows should continue to result in premium valuations relative to the market as a whole. We initiated new purchases when significant opportunities arose. Our recent buying activity is indicative:
SunAmerica, Inc., purchased June 1996, +31.7%; Dover Corp., purchased September 1996, +19.6%; MBNA Corp., purchased September 1996, +13%; PPG Industries, Inc., purchased August 1996, +12.7% and Cisco Systems, Inc., purchased August 1996, +12%.
   We have also not been reluctant to take profits or realize small losses when there have been any short-term negative catalysts or changes in fundamental status or valuation. Sales during the fiscal year included the shares of Compaq Computer Corp. for a gain of 16.2% (held 3 months); Emerson Electric Co. for a gain of 5.1% (held 6 months); Albertson's, Inc., for a loss of 12.4% (held 7 months); and Quaker Oats Co. for a loss of 9.5% (held 8 months). In the coming months, our focus will remain on the "leaders" in their respective categories, as strongly positioned, growing, profitable companies should continue to stimulate a positive response from investors. We will be vigilant to adjust our asset allocation in response to changes in fundamentals or deterioration in macroeconomic conditions.
   For the rest of the world, our performance was acceptable relative to the market averages but below that in absolute terms to our U.S. allocation. Our international segment as a whole returned 14.8% which exceeded the return of the MSCI EAFE Index. At fiscal year-end, our diversified international segment totaled 73 different companies in 16 countries. Our overall foreign exposure totaled 62.8% of the Fund's net assets. It should be noted that returns on currency played a significant role in reducing investment performance, as the U.S. dollar appreciated significantly against many of the world's major currencies, most notably: 7% versus the German mark and 10% versus the Japanese yen, our top two foreign exposures. Our most significant non-U.S. country contribution came from Canada, (at 5.8% of net assets) which saw a rebound in industrial production and benefited from low inflation. Our holdings saw dramatic stock appreciation: Canadian Natural Resources, Ltd., a natural gas producer, benefiting from strong cash flow, good acquisitions and improved natural gas pricing, rose 27.5%; DuPont Canada, Inc., a manufacturer of specialty chemicals, films and fibers rose 26.5%, and Bombardier, Inc. a diverse global manufacturer in three growing areas: mass transit, motorized consumer products and business aircraft, rose 16%.
14

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

   Our largest non-U.S. country exposures: Germany at 7.9% of net assets and Japan at 7.4% posted mostly disappointing returns. After several "false dawns", Germany appears poised to start on an economic recovery aided by the advent of corporate restructurings and the return of the German investor. For most of 1996 though, growth remained weak, consumer demand depressed, and unemployment high. The barriers to restructure businesses and make them more profitable have only begun to come down, and it will be some time before results will begin to be seen at the bottom line. While German stock performance was uninspired, there were some standouts: RWE AG, the large energy/utility conglomerate and the Fund's largest overall holding, rose 14.2% since our initial investment in November 1995. RWE has begun restructuring its vast holdings, and is a strong candidate for a stock buy-back program. Pharmaceutical firm ALTANA AG likewise rose 30.4%. Hugo Boss AG, a global designer, manufacturer and retailer of fine men's fashions also posted strong performance, up 37.7% since our initial investment in November 1995.
   For Japan, despite low interest rates (discount rate of 0.50%), recovery remains illusive, and the recent weakness in their markets has undermined sentiment further, indicating that another dip into recession is not out of the question. Our low relative weighting toward Japan reflects the weak fundamentals and poor dollar exchange trends. Our two largest issues, Seven-Eleven Japan Co., Ltd., -10.5% and Nintendo Co., Ltd., -28.5%, despite good operating results and new products have not been able to escape the markets negative bias. We are confident that 1997 should bring a recovery, and will be vigilant to adjust our allocation as evidence of an economic revival presents itself.
   Much of the Fund's outperformance can be credited to the smaller countries of the world, where innovative, well-managed companies have posted outstanding results in the face of an ever competitive global marketplace. Strong performance was achieved by our holdings in Sweden, United Kingdom, Hong Kong, and the Netherlands from a broad array of companies and industries. In Sweden, with a weighting of 3.3%, our allocation benefited from low interest rates and higher consumer spending. Shares of clothing retailer Hennes & Mauritz AB rose 46.6%. Pharmaceutical giant Astra AB rose 33.3%, and industrial conglomerate ABB AB ADS rose 27.8%. From the United Kingdom, where our weighting is 6.8%, our financial-issue-tilted portfolio benefited from a strong economic upturn stimulated by lower rates. Our positions in these interest-sensitive areas benefited handsomely as demand for credit increased: Lloyds TSB Group Plc, +17.7%; Legal & General Group Plc, +12.6% and Prudential Corp. Plc, +11.0%. From Hong Kong, where our allocation is 4.7%, the strong performance arose from the continued demand for real estate development in preparation for re-unification with China. Shares of real estate plays Kumagai Gumi Ltd., realized 26.8%, Henderson Land Development Co., Ltd., rose 16%, Tai Cheung Holdings Ltd. realized 13.6%, Cheung Kong Holdings, Ltd. rose 12.7% and New Asia Realty Ltd. realized 11.0%. The Netherlands (weighting: 3.8%) provided strong operating results from the large specialty publishing firms which have a growing share of the world's printed magazines, books and professional journals. Shares of Wolters Kluwer NV, a scientific and legal publisher rose 41.0% since November 1995; Elsevier NV in which we own both ordinary shares and American Depositary Receipts (ADRs) rose 13.7% and publishing and broadcasting company VNU, rose 11.6% since our purchase in May 1996.
                                                                              15

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
OUTLOOK AND CONCLUSION
   The world equity markets have managed solid gains despite bouts of increased market volatility caused by rising valuations, uncertainties over globally higher interest rates and re-emerging fears of inflation. Economic indicators continue to point toward continued, yet perhaps sluggish, growth ahead for the United States economy, with improving trends across Europe and the Far East.
   This environment will be difficult, but may benefit those companies which are able to react quickly and operate successfully in a more competitive, multi-national marketplace. The focus of the Fund will continue to be on the outstanding profit growth opportunities of the world's leading corporations. Quality of the issues purchased will remain foremost, with holdings based consistency of results and the ability to deliver continued bottom line performance.
   We welcome our new shareholders who have chosen to utilize our unique product as part of their overall investment program. We believe our long-term approach to global investing is sound, focusing on only the best the world's markets have to offer, through a diversified portfolio. As technological advances, political and economic reforms, and pro-business policies continue to bring the world closer, heightening competition for products and services, only the finest companies will be successful. Our disciplined approach will continue to highlight those which are. We believe this will lead to continued long-term capital appreciation.
   We thank you for your support and appreciate the enthusiasm that greeted Evergreen Global Leaders Fund in its inaugural year. We look forward to the challenge of delivering quality long-term investment results for many years to come.
16

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GLOBAL LEADERS FUND
     The graphs below compare a $10,000 investment in the Evergreen Global Leaders Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the MSCI World Index ("Index").

      [CHARTS TO FOLLOW FOR CLASS A, B, C AND Y SHARES. Customer to
                        provide plot points.]


                                        6/3/96*   6/30/96   9/30/96   10/31/96
CLASS A
TOTAL RETURN
SINCE INCEPTION=0.5%

Evergreen Global Leaders Fund
MSCI World Index

CLASS B
TOTAL RETURN
SINCE INCEPTION=0.1%

Evergreen Global Leaders Fund
MSCI World Index

CLASS C
TOTAL RETURN
SINCE INCEPTION=4.0%

Evergreen Global Leaders Fund
MSCI World Index

CLASS Y
TOTAL RETURN=19.6%

Evergreen Global Leaders Fund
MSCI World Index


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              17

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                            STATEMENT OF INVESTMENTS
                                OCTOBER 31, 1996

  SHARES                                             VALUE
COMMON STOCKS -- 94.7%
             AUSTRALIA -- 1.0%
   139,924   Incitec, Ltd........................ $   720,915
             BELGIUM -- 3.5%
     5,000*  Barco NV............................     822,379
     2,380   Colruyt SA..........................   1,026,323
       350   UCB SA..............................     771,481
                                                    2,620,183
             CANADA -- 5.8%
   110,000   Bombardier, Inc.....................   1,772,869
    45,000*  Canadian Natural Resources, Ltd.....   1,116,438
    55,000   DuPont Canada, Inc..................   1,374,795
                                                    4,264,102
             DENMARK -- .7%
     4,000   Sophus Berendsen A/S................     494,125
             FRANCE -- 6.1%
     4,400   Castorama Dubois Investisse.........     753,056
     6,500   LAPEYRE SA..........................     318,103
     4,600   Promodes, Inc.......................   1,241,663
       800   Sagem Co. SA........................     497,604
     4,700   SEB SA..............................     951,491
     7,000   Television Francaise................     744,841
                                                    4,506,758
             GERMANY -- 7.9%
       300   ALTANA AG...........................     239,699
       550   Hugo Boss AG........................     664,620
       900   Rheinelektra AG.....................     725,039
    68,300   RWE AG..............................   2,811,557
     7,200   SAP AG..............................     974,643
     1,000   Suedzucker AG.......................     449,023
                                                    5,864,581
             HONG KONG -- 4.7%
    92,000   Cheung Kong Holdings, Ltd...........     737,694
   110,000   China Light & Power Co., Ltd........     510,722
   380,000   Giordano International, Ltd.........     383,332
    52,400   Henderson China Holdings, Ltd.......     118,595
    85,000   Henderson Land
             Development Co., Ltd................     755,768
    55,000   Hong Kong Telecommunications, Ltd.
             ADS.................................     969,375
                                                    3,475,486
             ITALY -- 4.0%
    29,000   Benneton Group SpA ADS..............     674,250
     3,000   Fila Holdings SpA ADS...............     216,000
    17,100   Industrie Natuzzi SpA ADS...........     775,912
  SHARES                                             VALUE

            ITALY -- 4.0% -- CONTINUED

    21,000   Luxottica Group SpA ADS............. $ 1,333,500
                                                    2,999,662
             JAPAN -- 7.4%
    85,000   Mitsui Soko Co......................     657,723
    27,000   Nintendo Co., Ltd...................   1,726,406
    68,000   Nippon Chemical.....................     645,031
    42,400   Seven-Eleven Japan Co., Ltd.........   2,465,311
                                                    5,494,471
             MALAYSIA -- 2.5%
    36,000   AMMB Holdings Berhad................     243,657
    85,000   DCB Holdings Berhad.................     291,015
    50,000   Malayan Banking Berhad..............     494,756
    10,000   Malaysian Oxygen Berhad.............      48,684
    16,000   Nestle Berhad.......................     125,391
    39,000   Resorts World Berhad................     223,827
    57,000   United Engineers Ltd. Berhad........     451,217
                                                    1,878,547
             NETHERLANDS -- 3.8%
    14,000   Elsevier NV.........................     232,687
    15,300   Elsevier NV ADS.....................     514,462
    11,200   Getronics NV........................     275,264
     3,800   IHC Caland NV.......................     212,094
     4,000   Nutricia Verenigde Bedrijven NV.....     561,089
    26,000   VNU.................................     471,975
     4,300   Wolters Kluwer NV...................     552,738
                                                    2,820,309
             NEW ZEALAND -- 1.4%
    12,400   Telecom Corp. of
             New Zealand Ltd. ADS................   1,032,300
             SINGAPORE -- .8%
    35,000   Singapore Press Holdings, Ltd.......     581,470
             SPAIN -- 3.1%
    25,000   Centros Comerciales Pryca, SA.......     574,082
    17,500   Empresa Nacional de
             Electricdad ADS.....................   1,076,250
    18,700   Repsol, SA ADS......................     610,088
                                                    2,260,420
             SWEDEN -- 3.3%
     6,000   ABB AB ADS..........................     669,750
     2,600   Astra AB............................     119,409
    31,500   Astra AB ADS........................   1,445,062
     1,700   Hennes & Mauritz AB.................     225,178
                                                    2,459,399

18

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                             VALUE

COMMON STOCKS -- 94.7% -- CONTINUED

             UNITED KINGDOM -- 6.8%
    14,560   Argos Plc........................... $   182,829
    12,500   BAT Industries Plc ADS..............     173,438
    31,400   BTR Plc.............................     131,600
     5,800   Carlton Communications Plc ADS......     236,350
    29,000   Chubb Security Plc..................     148,682
    20,400   Granada Group Plc...................     293,848
    47,750   Legal & General Group Plc...........     251,807
    75,000   Lloyds TSB Group Plc................     475,464
    65,000   Prudential Corp. Plc................     491,943
    55,100   Rentokil Group Plc..................     369,934
     8,000   Reuters Holdings Plc ADS............     595,000
    10,100   SmithKline Beecham Plc ADS..........     632,512
    40,000   TI Group Plc........................     370,117
    17,700   United News & Media Plc.............     194,170
     8,500   Vodafone Group Plc ADS..............     328,312
    20,300   Wolseley Plc........................     157,603
                                                    5,033,609
             UNITED STATES -- 31.9%
     7,600*  Amgen, Inc..........................     465,975
    33,000   AT&T Corp...........................   1,150,875
     5,800   Avon Products, Inc..................     314,650
    10,000   Callaway Golf Co....................     306,250
    16,500*  Cisco Systems, Inc..................   1,020,937
    17,500   Coca Cola Co. (The).................     883,750
    11,750   Computer Associates
             International, Inc..................     694,719
    17,750*  CUC International, Inc..............     434,875
    12,000   Dana Corp...........................     355,500
    10,000   Deere & Co..........................     417,500
    11,900   Disney Walt Co. (The)...............     783,912
     9,500   Dover Corp..........................     488,063
    27,000   Federal National Mortgage
             Association.........................   1,056,375
    10,000   Gap, Inc............................     290,000
    22,500   General Electric Co.................   2,176,875
     8,000   Gillette Co. (The)..................     598,000
     8,800   Goodyear Tire & Rubber Co. (The)....     403,700
    12,000   Home Depot, Inc. (The)..............     657,000
    11,600   Intel Corp..........................   1,274,550
    10,694   Lucent Technologies, Inc............     502,618

  SHARES                                             VALUE


            UNITED STATES -- 31.9% -- CONTINUED


     8,500   Marriott International, Inc......... $   483,437
     3,200   Marsh & McLennan Co., Inc...........     333,200
     9,000   MBNA Corp...........................     339,750
    15,000   McDonalds Corp......................     665,625
    19,500   Merck & Co., Inc....................   1,445,437
     3,200   Merrill Lynch & Co., Inc............     224,800
     6,000*  Microsoft Corp......................     823,500
     9,000   Monsanto Co.........................     356,625
    11,000   Norwest Corp........................     482,625
     8,500   PPG Industries, Inc.................     484,500
     7,000   Procter & Gamble Co. (The)..........     693,000
    10,000   Schering-Plough Corp................     640,000
    15,000   Schwab (Charles) & Co., Inc.........     375,000
     3,400   Student Loan Marketing Corp.........     281,350
    11,000   SunAmerica, Inc.....................     412,500
    50,000   Wal-Mart Stores, Inc................   1,331,250
                                                   23,648,723
               TOTAL COMMON STOCKS
                  (COST $66,627,840).............  70,155,060
PRINCIPAL
  AMOUNT
SHORT-TERM INVESTMENTS -- 6.2%
$3,650,000   Federal Home Loan Mortgage Corp.
             5.16%-5.19%, 11/5/96-11/21/96.......   3,641,577
   950,000   Federal National Mortgage
             Association
             5.18%, 11/26/96.....................     946,583
               TOTAL SHORT-TERM INVESTMENTS
                  (COST $4,588,160)..............   4,588,160

              TOTAL INVESTMENTS --
                 (COST $71,216,000)....... 100.9%  74,743,220
              OTHER ASSETS AND
                 LIABILITIES -- NET.......   (.9)    (660,036)
              NET ASSETS --............... 100.0% $74,083,184

* Non-income producing securities
ADS -- American Depositary Shares
See accompanying notes to financial statements.
                                                                              19

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                            INDUSTRY DIVERSIFICATION
                                OCTOBER 31, 1996

                                                                                                                     PERCENTAGE OF
                                                                                                                      NET ASSETS
Banks..............................................................................................................        2.4%
Building, Construction & Furnishings...............................................................................        2.3
Chemicals..........................................................................................................        5.2
Consumer Products & Services.......................................................................................        7.4
Diversified Companies..............................................................................................        7.1
Electrical Equipment & Electronics.................................................................................       13.9
Energy.............................................................................................................        6.4
Finance & Insurance................................................................................................        5.4
Food Products......................................................................................................        3.6
Health Care Products & Services....................................................................................        9.3
Industrial Specialty Products & Services...........................................................................        2.7
Publishing, Broadcasting & Entertainment...........................................................................        7.3
Real Estate........................................................................................................        3.6
Retailing & Wholesale..............................................................................................       12.7
Telecommunication Services & Equipment.............................................................................        5.4
      Total Long-Term Investments..................................................................................       94.7
Short-Term Investments.............................................................................................        6.2
Other Assets and Liabilities -- net................................................................................        (.9)
      Net Assets...................................................................................................      100.0%

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS:
   Investments at value (identified cost $71,216,000).............................................................  $74,743,220
   Foreign currencies at value (identified cost $7,424)...........................................................        7,429
   Cash...........................................................................................................       34,064
   Receivable for Fund shares sold................................................................................    1,488,265
   Receivable for foreign currencies sold.........................................................................      129,449
   Dividends receivable...........................................................................................      112,236
   Prepaid expenses and other assets..............................................................................       70,044
   Unamortized organization expense...............................................................................       31,654
         Total assets.............................................................................................   76,616,361
LIABILITIES:
   Payable for investments purchased..............................................................................    2,222,613
   Payable for foreign currencies purchased.......................................................................      129,449
   Accrued expenses...............................................................................................       87,418
   Distribution fee payable.......................................................................................       45,036
   Payable for Fund shares purchased..............................................................................       34,087
   Accrued advisory fee...........................................................................................       14,574
         Total liabilities........................................................................................    2,533,177
NET ASSETS........................................................................................................  $74,083,184
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $70,494,736
   Distributions in excess of net investment income...............................................................       (2,299)
   Net realized gain on investment and foreign currency transactions..............................................       62,323
   Net unrealized appreciation of investments and foreign currencies..............................................    3,528,424
         Net assets...............................................................................................  $74,083,184
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($12,975,171 1,089,521 shares of beneficial interest outstanding)...............................  $     11.91
   Sales charge -- 4.75% of offering price........................................................................          .59
      Maximum offering price......................................................................................  $     12.50
   Class B Shares ($41,947,533 3,534,772 shares of beneficial interest outstanding)...............................  $     11.87
   Class C Shares ($553,875 46,694 shares of beneficial interest outstanding).....................................  $     11.86
   Class Y Shares ($18,606,605 1,562,068 shares of beneficial interest outstanding)...............................  $     11.91

See accompanying notes to financial statements.
                                                                              21

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $30,108)...........................................              $  313,126
   Interest..........................................................................................                  96,339
      Total investment income........................................................................                 409,465
EXPENSES:
   Advisory fee......................................................................................  $ 199,941
   Administration personnel and services fees........................................................      9,998
   Distribution fee -- Class A Shares................................................................      7,416
   Distribution fee -- Class B Shares................................................................     64,024
   Shareholder services fee -- Class B Shares........................................................     21,341
   Distribution fee -- Class C Shares................................................................        837
   Shareholder services fee -- Class C Shares........................................................        279
   Custodian fee.....................................................................................    103,401
   Registration and filing fees......................................................................     50,207
   Transfer agent fee................................................................................     41,673
   Professional fees.................................................................................     22,975
   Reports and notices to shareholders...............................................................     12,925
   Deferred organizational expense...................................................................      7,913
   Insurance.........................................................................................      5,672
   Trustees' fees and expenses.......................................................................      3,242
   Miscellaneous.....................................................................................      2,010
      Total expenses.................................................................................    553,854
   Less: Fee waivers and expense reimbursements......................................................   (146,732)
      Net expenses...................................................................................                 407,122
Net investment income................................................................................                   2,343
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain on investment transactions......................................................                 105,791
   Net realized loss on foreign currency transactions................................................                 (28,520)
   Net unrealized appreciation of investments and foreign currencies.................................               3,528,424
Net gain on investments and foreign currencies.......................................................               3,605,695
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $3,608,038

See accompanying notes to financial statements.
22

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     YEAR ENDED
                                                                                                                  OCTOBER 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................................................    $      2,343
   Net realized gain on investment transactions.................................................................         105,791
   Net realized loss on foreign currency transactions...........................................................         (28,520)
   Net unrealized appreciation of investments and foreign currencies............................................       3,528,424
      Net increase in net assets resulting from operations......................................................       3,608,038
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...................................................................................          (2,343)
   In excess of net investment income...........................................................................         (17,247)
      Total distributions to shareholders.......................................................................         (19,590)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold....................................................................................      72,602,018
   Proceeds from reinvestment of distributions..................................................................          14,211
   Payment for shares redeemed..................................................................................      (2,122,493)
      Net increase from Fund share transactions.................................................................      70,493,736
      Net increase in net assets................................................................................      74,082,184
NET ASSETS:
   Beginning of year............................................................................................           1,000
   End of year (including distributions in excess of net investment income of $2,299)...........................    $ 74,083,184

See accompanying notes to financial statements.
                                                                              23

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                              FINANCIAL HIGHLIGHTS

                                                                  CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                                  JUNE 3, 1996*       JUNE 3, 1996*       JUNE 3, 1996*
                                                                     THROUGH             THROUGH             THROUGH
                                                                 OCTOBER 31,1996     OCTOBER 31, 1996    OCTOBER 31, 1996
PER SHARE DATA:++
Net asset value, beginning of period..........................         $11.29              $11.29             $11.29
Income (loss) from investment operations:
  Net investment income (loss)................................             --                (.02)              (.02)
  Net realized and unrealized gain on investments and foreign
    currency transactions.....................................            .62                 .60                .59
    Total income from investment operations...................            .62                 .58                .57
Less distributions to shareholders from net investment
  income......................................................             --                  --                 --
Net asset value, end of period................................         $11.91              $11.87             $11.86
TOTAL RETURN+.................................................           5.5%                5.1%               5.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....................       $ 12,975            $ 41,948               $554
Ratios to average net assets: ++
  Expenses....................................................          1.75%**             2.50%**            2.50%**
  Net investment income (loss)................................           .10%**             (.68%)**           (.67%)**
Portfolio turnover rate#......................................            20%                 20%                20%
Average commission rate paid..................................         $.0659              $.0659             $.0659

                                                                 CLASS Y SHARES
                                                                   YEAR ENDED
                                                                OCTOBER 31, 1996
PER SHARE DATA:++
Net asset value, beginning of period..........................        $10.00
Income (loss) from investment operations:
  Net investment income (loss)................................           .07
  Net realized and unrealized gain on investments and foreign
    currency transactions.....................................          1.88
    Total income from investment operations...................          1.95
Less distributions to shareholders from net investment
  income......................................................          (.04)
Net asset value, end of period................................        $11.91
TOTAL RETURN+.................................................         19.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....................      $ 18,607
Ratios to average net assets: ++
  Expenses....................................................         1.47%
  Net investment income (loss)................................          .62%
Portfolio turnover rate#......................................           20%
Average commission rate paid..................................        $.0659

*  Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares and are not necessarily indicative of future ratios.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Calculated based on average shares outstanding during the period.
#  Calculated for the twelve months ended October 31, 1996.
++ Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of state expense limitations, would have been the following:

                                                                CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                                JUNE 3, 1996*       JUNE 3, 1996*       JUNE 3, 1996*
                                                                   THROUGH             THROUGH             THROUGH
                                                               OCTOBER 31, 1996    OCTOBER 31, 1996    OCTOBER 31, 1996
Expenses....................................................         2.16%               2.93%               2.93%
Net investment loss.........................................         (.31%)             (1.11%)             (1.10%)

                                                               CLASS Y SHARES
                                                                 YEAR ENDED
                                                              OCTOBER 31, 1996
Expenses....................................................        2.51%
Net investment loss.........................................        (.42%)

See accompanying notes to financial statements.
24

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
SAMUEL A. LIEBER

   Evergreen Global Real Estate Equity Fund's total return for   (Photo of
the fiscal year ended October 31, 1996, was 6.2%* (Class Y,      Samuel A.
no-load shares). This figure contrasts with the Fund's 13.2%     Lieber
return for the six months ended mid-year April 30, 1996. The     appears here)
Fund's net asset value declined by $.91, or 6.7%, from July 3, through July 30, and had not recovered by the end of September. The events which caused this sudden, sharp reversal in one month were largely a unique concurrence of rising interest rates in both the United States and Europe, and negative market expectations of possibly slow economic growth in Southeast Asia. The total return for the Fund's Class A shares with the maximum 4.75% front-end sales charge for the twelve months ended October 31, was 1.0%, as compared with 7.8% for the six months ended April 30. (For additional performance information, please see page 28.)
   Today, interest rates have declined significantly from their summer peaks and evidence of sustained growth for Southeast Asian economies continues to mount, so we believe that this interruption in the Fund's performance trend is passing. Beyond the month-to-month volatility of international stock markets, the Fund's basic portfolio strategy continues to emphasize quality real estate companies owning unique assets or development projects throughout the world. The inherently long-term cycle of real estate development, construction, and maturation argues against a short-term, growth momentum emphasis in investing. We believe that undervalued investment situations and the greatest real estate appreciation typically occur during the early stages of an economic recovery. Thus, our emphasis is on an economy's business cycle and short-term swings in market sentiment are viewed as opportunities to adjust, but not necessarily alter the portfolio.

INVESTMENT PERFORMANCE

  For much of the year, the Fund was extremely overweighted in the best performing property share market, the Philippines Stock Exchange Property Index, which rose 61% from the end of fiscal 1995, through the end of June. During the summer, however, some investors grew increasingly concerned about the potential for overbuilding and an anticipated economic slowdown; these concerns led to a decline of 14% from June through October, leaving the Philippine Index up 38.7% for the Fund's fiscal year. By contrast, in Hong Kong, the Hang Seng Property Index, which had been relatively dull after surging in January, ended fiscal 1996 as the top performer, up 40% for the year as it gained 19.5% during the Fund's fourth quarter. Much of these gains in Hong Kong were paced by large capitalization index stocks trading at the top of or above

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS. INVESTMENT CONCENTRATION IN REAL ESTATE SECURITIES INCREASES RISKS THAT WOULD NOT BE AS GREAT IN MORE DIVERSE INVESTMENTS.

* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.

DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE AND ABSORBED A PORTION OF THE FUND'S OTHER EXPENSES. HAD FEE NOT BEEN WAIVED OR EXPENSES ABSORBED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER AND EXPENSE ABSORPTION MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER AND EXPENSE ABSORPTION, PLEASE SEE THE PROSPECTUS.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

their normal valuation bands and not by the smaller capitalization companies, which we believe are relatively undervalued. Our cautious stance on Hong Kong's hand-over to China in mid 1997 led to the Fund's modest portfolio weighting.
   Smaller capitalization stocks generally did fairly well in the beginning of the year, whereas large cap stocks dominated most market's top performers in the second half of the Fund's fiscal year. In terms of individual performances, the Fund realized some significant gains in the Philippines in the second half of the year. Notable gains were realized in SM Prime Holdings, Inc. (+61.7%) and Megaworld Properties and Holdings, Inc., (+64.1%), in both cases where positions were reduced after holding periods of roughly a year and a half. Filinvest Land, Inc. gained 185% in less than a year and Belle Corp. provided a 69.7% gain in less than a year. While Europe was generally dull, the Fund was able to realize a 43.2% gain from selling some of its shares in Danish developer Thorkild Kristensen. During the year, the Fund reduced its position slightly in Argentina's Inversiones y Representaciones SA (IRSA), capturing a 74.9% gain. In the U.S., the Fund realized gains at different times over the year averaging 45% in Continental Homes Holding Corp., 58% in Chicago Dock and Canal Trust, and a long-term gain of 162% in some of its shares in Alexander's, Inc.
   The most disappointing area of the Fund's holdings in the fiscal year was in Europe. Many of the Fund's longer-term holdings, including companies distinguished by the ownership of properties with exceptional locations in major commercial and trading centers, proved to be a drag on performance during the quarter. Such outstanding companies include: Kampa Haus AG, a major German residential builder which was voted Germany's best run company by MANAGER MAGAZINE in 1994, sports a return-on-equity of 30%, yet trades at 11 times earnings per share (EPS). Societe du Louvre, owner of Le Crillon, the top hotel in Paris, is valued at a quarter of 1990's pre-recession level. These stocks were negative performers, as were other recovery situations such as Sotogrande SA in Spain, German City Estates NV, and Societe des Immeubles. Some European stocks did rise in value, such as Steen & Strom Invest ASA in Norway and Spain's Vallehermoso SA. However, the strength in the dollar also impacted the Fund's European investments despite the benefit of a hedge against the German mark for part of the year.
   Similarly in Japan, the extraordinary rise of the dollar against the yen had a negative impact on our Japanese investments. Uncertainty about both the pace of Japan's economic growth and its newly elected government's political commitment to increase liquidity in its real estate markets, depressed property share prices since their June peak.
   Thailand, which in recent years had a very powerful real estate economy, saw its property shares collapse by 45% during the fiscal year as residential overbuilding became evident. The Fund's primary commitment in Thailand remains in industrial properties, such as Hemaraj Land and Development Public Co., Ltd., which posted a 13% return for the year and Saha Pathana Inter-Holdings Co., up 31%. The continued expansion of Thailand's industrial base, including new factories moving from more expensive Asian, European, and North American countries, was exemplified by General Motor's recent commitment to build a new plant in one of Hemaraj's industrial parks.
   In the Americas, our primary commitments have been in the United States. The two largest holdings are Alexander's, Inc. and Continental Homes Holding Corp. We have long believed these to be significantly undervalued and continue to believe so, notwithstanding many sizable gains. Alexander's owns key retail

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

locations in the New York metropolitan area, anchored by its square block between 58th and 59th Street at Lexington Avenue. Prime suburban retail sites are also being developed -- the Sears store at Alexander's Rego Park center is reported to be the #2 store in sales nationwide! We believe the true value of the shares is yet to be realized by the share price. Continental Homes, the largest builder of residential homes in Arizona, is spreading its highly efficient operating methods across the Sun Belt by acquiring local builders, thereby transforming itself into a national developer. Volatility in these shares literally reflected the ups and downs of the bond market, which has from time-to-time led us to take profits and to reestablish positions. Our basic view is that the company remains undervalued, trading at less than 7X EPS (Street consensus) versus 11X to 12X for the established national builders. Other housing development companies have been added to the portfolio during periods of market weakness caused by interest rate swings, notably Pacific Greystone Corp., a California homebuilder. Real Estate Investment Trusts (REITs) as a group have been reduced as a proportion of the U.S. holdings, reflecting our judgment that many are now overvalued relative to their underlying properties by 20% to 30%. Among the few that we continue to hold is Chelsea GCA Realty Inc., the premier specialist in high fashion factory outlet malls.

   In Canada, our principal holding is Monarch Development Corp. a homebuilding specialist in the Toronto region. In Latin America, Argentina's IRSA is becoming multi-national by investing alongside other real estate companies in Brazil, Chile, and Venezuela. Hotelier Grupo Posadas SA de CV is the Fund's only Mexican holding, as its dollar-based revenues offset a creeping devaluation of the Peso, and it has partnered with Morgan Stanley to acquire depressed hotel assets in Mexico. The Fund's holdings in Great Britain have done well with Capital and Regional Properties Plc (+33%) and Hemingway Properties Plc (+47%) outperforming the Financial Times Property Share Index, while Greycoat Plc has been the subject of several merger proposals.

PROSPECTS

  Anticipating a moderated growth rate in the United States economy, modest continuing acceleration in the European economies, sustained growth in Southeast Asia, gradual recovery in Japan, and improvement in Latin America, we project a more stable environment in 1997 for real estate investing worldwide. Our focus will continue to be on the search for and commitment to extraordinary properties in the best locations with an emphasis on their below market real estate valuations. We will look for undervaluation with regard to present markets and prospectively in terms of the potential for the properties. We anticipate sufficient financial liquidity to sustain property development and demand, with an increase in cross-border allocations from the U.S. to Europe and the emerging markets. Where there is a risk of overbuilding, such as in the residential sector in Thailand, high-end condominiums in Manila, or office buildings in Shanghai and Jakarta, we will continue to exercise a cautious approach. Where the dynamics of resurgent demand and long-term potential are not appreciated by stock market valuations, we will continue to aggressively invest, positioning part of the portfolio at the early stages of the real estate cycle.

  The Fund's overall commitment is to seek long-term growth opportunities in the dynamic worldwide real estate environment. The negative results during the Fund's fiscal fourth quarter are, we believe, merely an interruption in what should continue to be a very positive trend, combining post-recession recovery in values and demand-induced capital growth opportunities. We appreciate the continued support of our shareholders and look forward to seeking to provide you with rewarding returns.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

     The graphs below compare a $10,000 investment in the Evergreen Global Real Estate Equity Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the MSCI World, MSCI Global Real Estate and Wilshire Real Estate Indexes ("Indexes").

(Graphs for Class A, B, C and Y shares appear below. Customer to provide plot points.)

                                       2/10/95*   4/30/95   10/31/95   4/30/96   10/31/96
CLASS A

TOTAL RETURN=1.0%
SINCE INCEPTION=1.2%

Evergreen Global Real Estate Fund
MSCI Global Real Estate Index
Wilshire Real Estate Index
MSCI World Index

CLASS B

TOTAL RETURN=0.3%
SINCE INCEPTION=1.2%

Evergreen Global Real Estate Fund
MSCI Global Real Estate Index
Wilshire Real Estate Index
MSCI World Index

CLASS C

TOTAL RETURN=4.3%
SINCE INCEPTION=3.6%

Evergreen Global Real Estate Fund
MSCI Global Real Estate Index
Wilshire Real Estate Index
MSCI World Index


                                   2/1/89*  10/31/89  10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96
CLASS Y

1-YEAR TOTAL RETURN=6.2%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR=8.4%
SINCE INCEPTION=4.1%

Evergreen Global Real Estate Fund
MSCI Global Real Estate Index
Wilshire Real Estate Index
MSCI World Index


*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.

     The Indexes are unmanaged. MSCI World and Wilshire Real Estate Indexes include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

                            STATEMENT OF INVESTMENTS
                                OCTOBER 31, 1996

 SHARES                                               VALUE
COMMON STOCKS -- 96.7%
            ARGENTINA -- 4.0%
  281,313   Inversiones y Representaciones SA..... $   860,904
   35,868   Inversiones y Representaciones
            SA, GDR...............................   1,093,974
                                                     1,954,878
            BELGIUM -- 1.6%
    7,342   Bernheim-Comofi.......................     390,757
    6,000*  Immobiliere de Belgique...............     392,434
                                                       783,191
            CANADA -- .9%
   70,000   Monarch Development Corp..............     436,129
            DENMARK -- 5.3%
   25,000*  Nordicom AS...........................     367,755
   30,525   Thorkild Kristensen...................   2,179,494
                                                     2,547,249
            FRANCE -- 11.1%
   10,358   Simco Registered Shares...............     879,290
   20,000   Societe de Immeubles..................   1,255,746
   51,078   Societe du Louvre.....................   1,408,704
   18,450   Unibail...............................   1,836,880
                                                     5,380,620
            GERMANY -- 2.6%
   35,897   Kampa Haus AG.........................   1,244,448
            JAPAN -- 14.2%
   11,200   Chubu Sekiwa Real Estate, Ltd.........     147,556
  112,000   Daibiru Corp..........................   1,268,982
  190,000   Diamond City Co., Ltd.................   1,485,222
  133,100   Kansai Sekiwa Real Estate Co., Ltd....   1,882,140
   26,000   Sawako Corp...........................     465,856
   47,000   Tachihi Enterprise Co., Ltd...........   1,614,071
                                                     6,863,827
            MALAYSIA -- 2.5%
  168,300   IOI Properties Berhad.................     559,557
   39,200*  IOI Properties Berhad,
            Warrants expiring 5/18/98 @MR 2.75....      83,008
  500,000   Metroplex Berhad......................     575,895
                                                     1,218,460
            MEXICO -- 2.5%
  930,000   Grupo Posadas, SA de CV, Class A
            Shares................................     422,333
1,930,000   Grupo Posadas, SA de CV, Class L
            Shares................................     809,219
                                                     1,231,552

 SHARES                                               VALUE

            NETHERLANDS -- 3.6%
  110,500   German City Estates NV................ $ 1,745,388
            NORWAY -- 1.5%
   65,000   Steen & Strom Invest ASA..............     713,077
            PHILIPPINES -- 13.3%
2,000,000*  Belle Corp............................     532,724
1,420,000*  Empire East Land Holdings, Inc........     688,927
2,249,999*  Filinvest Land, Inc...................     761,986
3,500,000   Guoco Holdings........................     665,906
4,701,250   Megaworld Properties and
            Holdings, Inc.........................   1,788,908
5,461,000*  Robinson's Land Corp. Class B.........     997,443
7,125,000   SM Development Corp...................     908,248
  367,800   SM Prime Holdings, Inc................      78,374
                                                     6,422,516
            SINGAPORE -- .7%
  386,200   Hotel Grand Central, Ltd..............     331,773
            SPAIN -- 3.3%
   40,000   Inmobilaria Urbis SA..................     164,897
  327,993   Sotogrande SA.........................     629,792
   40,000   Vallehermoso SA.......................     789,999
                                                     1,584,688
            THAILAND -- 4.2%
  123,700   Hemaraj Land & Development
            Public Co., Ltd.......................     562,824
  154,700   MK Real Estate Development
            Corp., Ltd............................     204,790
   38,100   Property Perfect Public Co., Ltd......      60,524
  400,000   Saha Pathana Inter-Holdings Co........     949,206
  209,400   Sammakorn Public Co., Ltd.............     240,241
                                                     2,017,585
            UNITED KINGDOM -- 4.1%
   81,000   Capital and Regional Properties Plc...     271,582
  500,000   Greycoat Plc..........................   1,196,289
1,000,000   Hemingway Properties Plc..............     537,109
   65,000*  Tops Estates Plc,
            Warrants expiring 8/21/00 @
            (pounds)240...........................       3,174
                                                     2,008,154

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

 SHARES                                               VALUE


COMMON STOCKS -- 96.7% -- CONTINUED

            UNITED STATES -- 21.2%
   36,900*  Alexander's, Inc...................... $ 2,712,150
   32,000   Chelsea GCA Realty, Inc...............     964,000
  147,600   Continental Homes Holding Corp........   2,398,500
   89,516   Horizon Group, Inc....................   1,891,025
   28,100*  Pacific Greystone Corp................     319,638
  258,100*  Presley Companies.....................     290,363
   13,800*  US Home Corp..........................     298,425
  120,000*  US Home Corp.,
            Warrants expiring 6/22/98 @ $20.......     750,000
  162,700*  Washington Homes, Inc.................     630,462
                                                    10,254,563
            OTHER SECURITIES -- .1%                     39,643
              TOTAL COMMON STOCKS
                 (COST $47,043,417)...............  46,777,741

PRINCIPAL
 AMOUNT                                              VALUE
SHORT-TERM U.S. GOVERNMENT AGENCY
OBLIGATIONS -- .5%
 $150,000   Federal Farm Credit Banks
            5.18%, 11/15/96...............        $   149,698
  100,000   Federal Home Loan Mortgage
            Corp.
            5.18%, 11/21/96...............             99,712
              TOTAL SHORT-TERM U.S.
                 GOVERNMENT AGENCY
                 OBLIGATIONS
                 (COST $249,410)..........            249,410

              TOTAL INVESTMENTS --
                 (COST $47,292,827).......   97.2%  47,027,151
              OTHER ASSETS AND
                 LIABILITIES -- NET.......     2.8   1,338,225
              NET ASSETS --...............  100.0% $48,365,376

* Non-income producing securities

GDR -- Global Depositary Receipts

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS:
   Investments at value (identified cost $47,292,827).............................................................  $47,027,151
   Foreign currencies at value (identified cost $101,414).........................................................      100,977
   Cash...........................................................................................................       51,843
   Receivable for investments sold................................................................................    1,284,810
   Dividends receivable...........................................................................................       87,349
   Prepaid expenses...............................................................................................       40,353
   Receivable for foreign currency sold...........................................................................       37,977
   Receivable for Fund shares sold................................................................................       13,123
         Total assets.............................................................................................   48,643,583
LIABILITIES:
   Payable for Fund shares repurchased............................................................................      103,549
   Accrued expenses...............................................................................................       58,777
   Payable for investments purchased..............................................................................       39,642
   Payable for foreign currency purchased.........................................................................       37,977
   Accrued advisory fee...........................................................................................       38,001
   Distribution fee payable.......................................................................................          261
         Total liabilities........................................................................................      278,207
NET ASSETS........................................................................................................  $48,365,376
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $55,546,640
   Undistributed net investment income............................................................................       32,553
   Accumulated net realized loss on investment and foreign currency transactions..................................   (6,947,906)
   Net unrealized depreciation of investments and foreign currencies..............................................     (265,911)
         Net assets...............................................................................................  $48,365,376
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($720,899 58,723 shares of beneficial interest outstanding).....................................  $     12.28
   Sales charge -- 4.75% of offering price........................................................................          .61
         Maximum offering price...................................................................................  $     12.89
   Class B Shares ($134,447 11,075 shares of beneficial interest outstanding).....................................  $     12.14
   Class C Shares ($8,205 676 shares of beneficial interest outstanding)..........................................  $     12.14
   Class Y Shares ($47,501,825 3,859,781 shares of beneficial interest outstanding)...............................  $     12.31

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $92,662).........................................               $1,001,766
   Interest........................................................................................                   22,889
         Total investment income...................................................................                1,024,655
EXPENSES:
   Advisory fee....................................................................................  $  580,089
   Distribution fee -- Class A Shares..............................................................       2,800
   Distribution fee -- Class B Shares..............................................................         765
   Shareholder services fee -- Class B Shares......................................................         255
   Distribution fee -- Class C Shares..............................................................          78
   Shareholder services fee -- Class C Shares......................................................          26
   Custodian fee...................................................................................     146,731
   Transfer agent fee..............................................................................     118,097
   Registration and filing fees....................................................................      79,312
   Reports and notices to shareholders.............................................................      35,783
   Professional fees...............................................................................      22,495
   Insurance.......................................................................................      10,324
   Trustees' fees and expenses.....................................................................       6,821
   Miscellaneous...................................................................................       2,907
      Total operating expenses.....................................................................   1,006,483
   Interest........................................................................................      16,803
   Less: Fee waivers and expense reimbursments.....................................................     (65,279)
         Net expenses..............................................................................                  958,007
Net investment income..............................................................................                   66,648
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain on investment transactions....................................................                  527,936
   Net realized loss on foreign currency transactions..............................................                  (32,608)
   Net change in unrealized appreciation (depreciation) of investments and foreign currencies......                3,504,138
Net gain on investments and foreign currencies.....................................................                3,999,466
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $4,066,114

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    ONE MONTH*
                                                                                                 YEAR ENDED           ENDED
                                                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss).............................................................    $     66,648       $    (63,653)
   Net realized gain (loss) on investment transactions......................................         527,936            (28,407)
   Net realized loss on foreign currency transactions.......................................         (32,608)            (1,146)
   Net change in unrealized appreciation (depreciation) of investments and foreign
     currencies.............................................................................       3,504,138         (2,841,208)
      Net increase (decrease) in net assets resulting from operations.......................       4,066,114         (2,934,414)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      16,042,743            640,465
   Payment for shares redeemed..............................................................     (33,339,082)        (3,957,113)
         Net decrease resulting from Fund share transactions................................     (17,296,339)        (3,316,648)
         Net decrease in net assets.........................................................     (13,230,225)        (6,251,062)
NET ASSETS:
   Beginning of period......................................................................      61,595,601         67,846,663
   End of period (including undistributed net investment income (accumulated net investment
     loss) of $32,553 and ($13,834), respectively)..........................................    $ 48,365,376       $ 61,595,601

* The Fund changed its fiscal year end from September 30 to October 31.

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

                              FINANCIAL HIGHLIGHTS

                                                                             CLASS A SHARES                    CLASS B SHARES
                                                                               ONE MONTH   FEBRUARY 10,                 ONE MONTH
                                                                 YEAR ENDED      ENDED     1995* THROUGH  YEAR ENDED      ENDED
                                                                 OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
                                                                    1996         1995#         1995          1996         1995#
PER SHARE DATA++:
Net asset value, beginning of period............................    $11.58       $12.12        $11.46        $11.53       $12.08
Income (loss) from investment operations:
  Net investment income (loss)..................................       .06         (.01)          .07          (.13)        (.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions...............       .64         (.53)          .59           .74         (.53)
    Total from investment operations............................       .70         (.54)          .66           .61         (.55)
Net asset value, end of period..................................    $12.28       $11.58        $12.12        $12.14       $11.53
TOTAL RETURN+...................................................      6.0%        (4.5%)         5.8%          5.3%        (4.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................      $721          $74           $66          $134         $100
Ratios to average net assets:
  Operating expenses**..........................................     1.79%        1.73%++       1.61%++       2.56%        2.44%++
  Interest expense..............................................      .03%         .03%++        .01%++        .03%         .03%++
  Net investment income (loss)**................................      .40%       (1.26%)++       .98%++      (1.03%)      (1.98%)++
Portfolio turnover rate.........................................       25%           1%           28%##         25%           1%
Average commission rate paid....................................   $ .0037          N/A           N/A       $ .0037          N/A


                                                                  CLASS B SHARES
                                                                   FEBRUARY 8,
                                                                  1995* THROUGH
                                                                  SEPTEMBER 30,
                                                                      1995
PER SHARE DATA++:
Net asset value, beginning of period............................       $11.44
Income (loss) from investment operations:
  Net investment income (loss)..................................          .08
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions...............          .56
    Total from investment operations............................          .64
Net asset value, end of period..................................       $12.08
TOTAL RETURN+...................................................         5.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................         $128
Ratios to average net assets:
  Operating expenses**..........................................        2.42%++
  Interest expense..............................................         .03%++
  Net investment income (loss)**................................        1.38%++
Portfolio turnover rate.........................................          28%##
Average commission rate paid....................................          N/A

*  Commencement of class operations.

++  Calculated based on average shares outstanding during the period.

#  The Fund changed its year end from September 30 to October 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.

++ Annualized.

## Portfolio turnover is calculated for the twelve months ended September 30, 1995.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                           CLASS A SHARES                    CLASS B SHARES
                                                                                         FEBRUARY 10,
                                                                             ONE MONTH       1995*                    ONE MONTH
                                                               YEAR ENDED      ENDED        THROUGH     YEAR ENDED      ENDED
                                                               OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
                                                                  1996         1995#         1995          1996         1995#
Operating expenses............................................     2.97%       46.90%        21.59%        14.45%       31.39%
Net investment loss...........................................     (.78%)     (46.44%)      (19.00%)      (12.92%)     (30.94%)


                                                                CLASS B SHARES
                                                                 FEBRUARY 8,
                                                                    1995*
                                                                   THROUGH
                                                                SEPTEMBER 30,
                                                                    1995
Operating expenses............................................      82.74%
Net investment loss...........................................     (79.94%)

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

                              FINANCIAL HIGHLIGHTS

                                                   CLASS C SHARES
                                                                  FEBRUARY 9,               CLASS Y SHARES
                                                     ONE MONTH       1995*                    ONE MONTH
                                       YEAR ENDED      ENDED        THROUGH     YEAR ENDED      ENDED      YEAR ENDED
                                       OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,
                                         1996++       1995#++       1995++        1996++        1995#         1995
PER SHARE DATA:
Net asset value, beginning of
  period..............................    $11.53       $12.08        $11.43        $11.59       $12.13        $13.81
Income (loss) from investment
  operations:
  Net investment income (loss)........      (.13)        (.02)          .06           .01         (.01)          .11
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions.............       .74         (.53)          .59           .71         (.53)        (1.17)
    Total from investment
      operations......................       .61         (.55)          .65           .72         (.54)        (1.06)
Less distributions to shareholders
  from:
  Net investment income...............        --           --            --            --           --          (.10)
  Net realized gains..................        --           --            --            --           --          (.52)
    Total distributions to
      shareholders....................        --           --            --            --           --          (.62)
Net asset value, end of period........    $12.14       $11.53        $12.08        $12.31       $11.59        $12.13
TOTAL RETURN+.........................      5.3%        (4.6%)         5.7%          6.2%        (4.5%)        (7.7%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)............................        $8           $4            $7       $47,502      $61,418       $67,645
Ratios to average net assets:
  Operating expenses..................     2.54%**      2.37%++**      1.54%++**     1.62%**     1.62%++       1.54%
  Interest expense....................      .03%         .02%++        .01%++        .03%         .03%++        .05%
  Net investment income (loss)........    (1.06%)**    (1.94%)++**       .86%++**      .11%**    (1.14%)++       .92%
Portfolio turnover rate...............       25%           1%           28%++++       25%           1%           28%
Average commission rate paid..........   $ .0037          N/A           N/A       $ .0037          N/A           N/A


                                             CLASS Y SHARES
                                         NINE MONTHS
                                            ENDED       YEAR ENDED
                                        SEPTEMBER 30,  DECEMBER 31,
                                           1994##          1993
PER SHARE DATA:
Net asset value, beginning of
  period..............................       $14.75         $9.86
Income (loss) from investment
  operations:
  Net investment income (loss)........          .07            --
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions.............        (1.01)         5.07
    Total from investment
      operations......................         (.94)         5.07
Less distributions to shareholders
  from:
  Net investment income...............           --            --
  Net realized gains..................           --          (.18)
    Total distributions to
      shareholders....................           --          (.18)
Net asset value, end of period........       $13.81        $14.75
TOTAL RETURN+.........................        (6.4%)        51.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)............................     $132,294      $146,173
Ratios to average net assets:
  Operating expenses..................        1.46%++       1.56%**
  Interest expense....................         .08%++          --
  Net investment income (loss)........         .56%++        .03%**
Portfolio turnover rate...............          63%           88%
Average commission rate paid..........          N/A           N/A

*  Commencement of class operations.

++  Calculated based on average shares outstanding during the period.

#  The Fund changed its fiscal year end from September 30 to October 31.

## The Fund changed its fiscal year end from December 31 to September 30.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.

++ Annualized.

++++ Portfolio turnover is calculated for the year ended September 30, 1995.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                   CLASS C SHARES
                                                                  FEBRUARY 9,               CLASS Y SHARES
                                                     ONE MONTH       1995*                    ONE MONTH
                                       YEAR ENDED      ENDED        THROUGH     YEAR ENDED      ENDED      YEAR ENDED
                                       OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,
                                          1996         1995#         1995          1996         1995#         1995
Operating expenses....................    118.64%      570.26%       269.60%        1.67%            --          --
Net investment income (loss)..........   (117.16%)    (569.83%)     (266.32%)        .06%            --          --


                                            CLASS Y SHARES
                                         NINE MONTHS
                                            ENDED       YEAR ENDED
                                        SEPTEMBER 30,  DECEMBER 31,
                                           1994##          1993
Operating expenses....................         --          1.64%
Net investment income (loss)..........         --          (.05%)

See accompanying notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD WAGONER
   Evergreen International Equity Fund completed its fiscal     (Photo of
year on October 31, 1996, with a net asset value per share      Richard Wagoner
(Class Y, no-load shares) of $10.46. The Fund's total return    appears here)
for the twelve months ended October 31, was 10.3%*, versus
10.7% for the Lipper International Funds** average of the 324 international funds tracked by Lipper Analytical Services during that time. The Fund slightly underperformed the MSCI
EAFE Index*** which had a total return of 10.5%. The total return for the twelve-month period ended October 31, for the Fund's Class A shares was 4.7%.
(For additional performance information, please see page 38.)

   On October 1, 1996, after shareholder approval, the sub-adviser to Evergreen International Fund was changed from Boston International Advisors to Warburg Pincus Counsellors, Inc. Warburg Pincus was chosen after a thorough analysis of a number of international managers. With $9.3 billion of institutional assets under management and over $3 billion in international investments, Warburg has extensive experience in international investing. Their seasoned investment team utilizes is highly disciplined "business value" approach to investing.
   The performance of foreign markets during the past fiscal year was geographically mixed. European bourses, collectively, showed solid gains. In Germany, for example, leading indicators of economic activity are calling for a new spurt of growth due to contained inflation which allowed the Bundesbank to lower its discount rate to one of the lowest levels in the post-war era. Asian-Pacific markets generally fell. In Japan, government spending policies aimed at stimulating the economy are wearing off and the pace of economic growth has subsided. Latin American markets varied with Brazil, Mexico and Venezuela advancing, Argentina and Chile lagging. In the United Kingdom, the equity market has surged 9% since the end of July. Indicators suggest the growth is due to resurgent consumer demand and an acceleration in the manufacturing sector.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS
INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER, PLEASE SEE THE PROSPECTUS.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, FIGURE WOULD BE LOWER.
*** MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
36

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

   Looking to the future, we are beginning to see clear, albeit small, signs of economic recovery in Europe and Japan. Industrial production has increased as has intra-regional trade in both Europe and Asia. European stock markets continue to be very strong and many have reached new highs. Numerous corporations have been revising up their full-year forecasts. Many analysts have commented on a slowdown in Asia; while in the short term this has been true, we feel this only a cyclical issue, as most of these economies are export led and tied to economically sensitive areas (i.e., chemicals, autos, computers, and consumer electronics). As global economic growth accelerates, so too should these economies.
   Warburg Pincus, upon becoming sub-adviser for International Equity Fund, assessed the Fund's holdings and realigned the portfolio, making changes to individual stocks as well as country weightings. Warburg Pincus' investment advisory team emphasizes a disciplined bottom-up stock picking approach which involves identifying solid companies in which to invest, rather than trying to pick the best countries. The advisers believe it is much more difficult to consistently pick the right countries and prefer to identify good businesses at attractive prices as the first step in their analysis. Their approach is conservative, and seeks to avoid exaggerated hopes and excessive risks by focusing on secular trends and undervalued growth stocks. Thank you for your support of Evergreen International Equity Fund.
                                                                              37

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN INTERNATIONAL EQUITY FUND
     The graphs below compare a $10,000 investment in the Evergreen International Equity Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Morgan Stanley EAFE Index ("Index").

  [CHARTS TO FOLLOW of Class A, B, C and Y Shares. Customer to provide plot points.]


                                       9/2/94*  12/31/94  10/31/95  4/30/96  10/31/96
CLASS A

1-YEAR TOTAL RETURN=4.7%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=0.2%

Evergreen International Equity Fund
Morgan Stanley Eafe Index

CLASS B

1-YEAR TOTAL RETURN=4.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=0.5%

Evergreen International Equity Fund
Morgan Stanley Eafe Index

CLASS C

1-YEAR TOTAL RETURN=8.3%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=1.9%

Evergreen International Equity Fund
Morgan Stanley Eafe Index

CLASS Y

1-YEAR TOTAL RETURN=10.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=2.7%

Evergreen International Equity Fund
Morgan Stanley Eafe Index


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
38

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                            STATEMENT OF INVESTMENTS
                                OCTOBER 31, 1996

  SHARES                                            VALUE
LONG-TERM INVESTMENTS -- 87.3%
COMMON STOCKS -- 85.5%
              ARGENTINA -- 2.7%
     10,517   Banco de Galicia Buenos Aires..... $     48,278
      5,300   Banco Frances del Rio de
              la Plata SA.......................       46,379
     33,700*  Disco SA, ADR.....................      758,250
     15,000   Telecom Argentina, Cl. B..........       56,631
      5,100   Telefonica de Argentina, ADR,
              Cl. B.............................      118,575
    120,500   YPF SA, ADR.......................    2,741,375
      4,000   YPF SA, Cl. D.....................       91,609
                                                    3,861,097
              AUSTRALIA -- 3.6%
     99,000   Australian & New Zealand
              Banking Group Ltd.................      578,337
     64,300   Commonwealth Bank
              of Australia......................      603,959
    304,100   General Property Trust............      571,272
     41,700   National Australia Bank Ltd.......      457,788
    124,500   News Corp., Ltd...................      708,552
    582,100   Quantas Airways...................      848,973
    312,600   Westfield Trust...................      587,240
    165,900   Westpac Bank Corp., Ltd...........      946,798
                                                    5,302,919
              CHILE -- .9%
     45,100   Enersis SA, ADR...................    1,324,813
              DENMARK -- 1.9%
     12,330   Den Danske Bank AS................      884,609
      1,850   FLS Industries AS.................      236,216
      3,250   Jyske Bank AS.....................      234,288
      2,400   Novo Nordisk AS...................      399,704
      8,640   Tele Danmark AS, Ser. B...........      435,545
     13,000   Unidanmark AS,
              Registered Shares.................      599,418
                                                    2,789,780
              FRANCE -- 7.2%
      1,550   Accor SA..........................      194,641
     17,900   Assurances Generales de France....      527,984
     15,500*  Axime SA Ex Segin.................    1,658,386
     16,300   Banque Nationale de Paris.........      609,915
      9,100*  Cerus Compagnies Europeenes
              Reunies SA........................      234,776
      1,650   Christian Dior SA.................      219,462
      2,360   Cie de Saint Gobain...............      318,513
      3,400   Cie Fin de Paribas, Cl. A.........      218,797
      2,626   Compagnie Bancaire SA.............      261,958
  SHARES                                            VALUE

               FRANCE -- 7.2% -- CONTINUED

      3,850   Credit National SA................ $    203,325
      2,000   Eridania Beghin-Say SA............      318,435
        905   EuraFrance........................      395,633
      5,300   Groupe Danone.....................      725,672
      6,000   Pechiney SA.......................      257,604
      5,125   Peugeot SA........................      534,303
     16,050   Renault Regie Nationale...........      342,191
     18,450   Rhone Poulenc SA..................      546,734
      4,750   Schneider SA......................      232,274
     13,750   Elf Aquitaine.....................    1,099,462
      2,000   Societe Generale..................      215,550
     12,200   Thomson-CSF SA....................      380,616
      4,760   Total SA, Cl. B...................      372,327
      9,550   Uap Cie Uap.......................      198,379
     12,100   Usinor Sacilor....................      179,518
      5,550   Worms & Cie.......................      284,421
                                                   10,530,876
              GERMANY -- 7.8%
        540   AMB Aachener & Muenchener
              Beteiligungs AG, Bearer Shares....      395,800
        350   AMB Aachener & Muenchener
              Beteiligungs AG,
              Registered Shares.................      316,627
     21,700   Bankgesellshaft Berlin AG.........      368,975
     32,600   BASF AG...........................    1,041,891
     18,650   Bayer AG..........................      704,670
     28,930   Bayerische Hypotheken - und
              Wechsel-Bank AG...................      847,230
     25,570   Bayerische Vereinsbank AG.........      961,577
      1,920   Berl Kraft & Licht................      567,987
     18,830   BHF-Bank International AG.........      466,274
     26,000   Commerzbank AG....................      582,013
     23,970   Continental AG....................      419,443
     32,820   Dresdner Bank AG..................      877,714
      1,710   Ikb Deutsche Industriebank AG.....      310,519
     13,300   Phoenix AG........................      171,256
     26,700   Siemens AG........................    1,379,606
     20,670   Veba AG...........................    1,102,427
      1,070   Viag AG...........................      395,668
      1,110   Volkswagen AG.....................      437,030
                                                   11,346,707
              HONG KONG -- 4.0%
    160,000   Harbour Centre
              Development Ltd...................      217,273
     25,000   Henderson Land Development
              Co., Ltd..........................      222,285

                                                                              39

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- 85.5% -- CONTINUED
               HONG KONG -- 4.0% -- CONTINUED

    278,281   Hongkong Land Holdings Ltd.,
              ADR............................... $    620,567
     32,700   HSBC Holdings Plc.................      687,105
      9,800*  Hysan Development Co., Warrants
              25 HKD, expire 4/30/98............        4,721
    254,000*  Jardine Matheson Holdings Ltd.,
              ADR...............................    1,435,100
    164,000*  Jardine Strategic Holdings Ltd.,
              ADR...............................      534,640
     58,000   New World Development
              Co., Ltd..........................      337,549
     42,000   Sun Hung Kai Properties Ltd.......      478,001
     72,500   Swire Pacific Ltd.................      639,938
    228,000   Wheelock & Co.....................      513,075
    632,000   Yue Yuen Industrial...............      187,993
                                                    5,878,247
              INDIA -- 1.5%
     42,225   Hindalco Industries Ltd., GDR.....      697,418
      1,700   Reliance Industries Ltd., GDS.....       19,346
    100,200   State Bank of India, GDR..........    1,513,020
                                                    2,229,784
              INDONESIA -- 1.4%
     40,500   Astra International...............       84,328
     81,030   Bank International Indonesia......       94,656
     41,500   Gudang Garam Perus................       63,249
      8,000   HM Sampoerna......................       74,529
    120,683   Indah Kiat Pulp & Paper...........      148,801
     35,000   Indocement Tunggal Prakarsa.......       67,617
     29,000   Indofood Sukses Makmur............       51,045
     17,500   Indosat...........................       53,154
     32,900   Perusahaan Perseroan PE, ADR......      991,113
     23,500   Semen Gresek......................      121,066
    161,500   Telekomunikasi Indonesia..........      239,203
                                                    1,988,761
              ITALY -- .0% (A)
     12,200*  Grassetto SpA.....................          817
              JAPAN -- 24.7%
     84,000   Canon, Inc........................    1,608,362
        150*  DDI Corp..........................    1,126,433
     40,400   Fujitsu Denso.....................    1,330,640
     92,000   Fujitsu Ltd.......................      808,045
     45,000   Hankyu Realty Co..................      407,097
    108,000   Hitachi Ltd.......................      958,061
     65,000   Honda Motor Co., Ltd..............    1,552,852
     35,000   Inabata & Co......................      236,705
  SHARES                                            VALUE

               JAPAN -- 24.7% -- CONTINUED

    200,000   Isuzu Motors Ltd.................. $    988,977
     80,000*  Japan Asia Investment Co., Ltd.
              ..................................      779,939
     70,000   Japan Radio Co....................      934,522
     53,000   Jusco Co..........................    1,573,405
    225,000   Kawasaki Heavy Industries.........    1,029,599
     71,000   Long-Term Credit Bank
              of Japan Ltd......................      470,818
     59,000   Matsushita Electric Works Ltd. ...      570,023
     35,000*  Meiwa Estate Co., Ltd.............    1,079,004
    108,000   Mitsubishi Estate Co., Ltd........    1,346,976
    100,000   Mitsubishi Heavy Industries
              Ltd...............................      768,521
     43,000   Mitsui Fudosan Co.................      532,519
     75,000   Mycal Corp........................    1,152,782
    102,000   NEC Corp..........................    1,110,887
     84,000   Nippon Credit Bank Co.............      253,059
     40,100   Orix Corp.........................    1,493,338
     71,000   Pioneer Electronic Co.............    1,403,100
     25,000   Rohm Co...........................    1,482,148
     90,000   Sharp Corp........................    1,367,529
      6,500   Shohkoh Fund......................    1,364,455
     25,000   Sony Corp.........................    1,499,715
     70,000   Sumitomo Electric Industries......      922,226
     30,000   Sumitomo Realty & Development
              Co., Ltd..........................      218,172
     21,000   Takeda Chemical Industries Ltd.
              ..................................      359,668
     30,000   TDK Corp..........................    1,760,134
    250,000   Toray Industries, Inc.............    1,508,498
     67,000   Toshiba Corp......................      418,989
        450   West Japan Railway................    1,470,291
     25,000   Yokogawa Electric Corp............      221,773
                                                   36,109,262
              KOREA -- .3%
     28,000   Korea Fund, Inc...................      472,500
        840   Pohang Iron & Steel Ltd., ADR.....       17,430
                                                      489,930
              LUXEMBOURG -- .0% (A)
      2,900*  Raymond Woolen Mil Ltd., GDR......       28,275
      1,500   Tata Engineering &
              Locomotive Co., Ltd., GDR.........       18,570
                                                       46,845
              NETHERLANDS -- 2.5%
     14,860   ABN-AMRO Holdings NV..............      839,909
      3,950   DSM NV............................      378,308
      1,750   Hollandsche Beton Groep NV........      324,792

40

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- 85.5% -- CONTINUED
               NETHERLANDS -- 2.5% -- CONTINUED

     23,375   ING Groep NV...................... $    728,790
      8,700   Koninklijke Van Ommeren NV........      361,496
      9,950   Philips Electronics NV............      350,687
      3,700   Royal Dutch Petroleum Co..........      611,033
                                                    3,595,015
              NEW ZEALAND -- 3.6%
  1,510,300   Brierley Investment Ltd...........    1,378,342
    345,350   Carter Holt Harvey Ltd............      776,946
    570,200   Fletcher Challenge,
              Building Shares...................    1,545,006
     27,975   Fletcher Challenge,
              Energy Shares.....................       79,759
    474,100   Fletcher Challenge, Forest
              Shares............................      791,564
     55,950   Fletcher Challenge, Paper
              Shares............................      101,331
    242,400   Lion Nathan Ltd...................      625,936
                                                    5,298,884
              NORWAY -- 2.9%
     12,400   Aker AS, Series A.................      259,435
    446,750   Den Norske Bank AS................    1,484,312
     12,600   Elkem AS..........................      167,847
      9,780   Kvaerner AS, Ser. A...............      369,386
      7,040   Kvaerner AS, Ser. B...............      244,935
     13,840   Norsk Hydro AS....................      637,688
     12,120   Norske Skogindustrier AS, Cl. A...      345,700
      9,560   Norske Skogindustrier AS, Cl. B...      245,712
      7,000   Orkla AS..........................      447,593
                                                    4,202,608
              PAKISTAN -- .2%
      6,500*  Al-Faysal Investment Bank Ltd. ...        1,622
      6,500*  Askari Commercial Bank............        3,608
      4,000*  Bank of Punjab....................        1,532
      4,000*  Cherat Cement Co., Ltd............        2,071
     10,000*  Dewan Salman Fibre Ltd............        8,259
     11,500*  DG Khan Cement....................        2,511
     25,000*  Dhan Fibres Ltd...................        2,526
      5,900   Engro Chemical....................       20,167
     21,500*  Fauji Fertilizer Co., Ltd.........       42,110
     10,000*  Faysal Bank Ltd...................        5,664
     76,000*  Hub Power Co., Ltd................       64,661
     16,500*  Ibrahim Fibres Ltd................        2,779
     15,700   ICI Pakistan......................        7,149
     51,025*  ICI Pakistan, Rights
              10 PKR, expire 12/4/96............        8,912
     15,000*  Karachi Electric Supply Ltd.......        7,953
     20,500*  Lucky Cement......................        4,910
  SHARES                                            VALUE

               PAKISTAN -- .2% -- CONTINUED

     12,500*  Muslim Commercial Bank............ $     11,851
      1,000*  National Developement.............          182
      7,000*  Nishat Textile Mills..............        1,921
      2,400*  Packages Ltd......................        2,994
      5,400*  Pakistan State Oil Co., Ltd.......       46,617
      4,500   Pakistan Synthetic Ltd............        1,448
     44,500*  Pakistan Telecom Corp.............       35,973
      7,000*  Pakland Cement Ltd................        2,139
     21,000*  Sui Northern Gas Pipelines........       21,875
     29,500*  Sui Southern Gas Co., Ltd.........       24,657
                                                      336,091
              PHILIPPINES -- .5%
     18,500*  Millicom International Cellular
              SA, GDR...........................      735,375
              POLAND -- .2%
      1,000   Bank Przemyslowo-
              Handlowy SA.......................       69,353
      1,200   Bank Rozwoju Eksportu SA..........       35,637
        900   Bank Slaski SA....................       83,223
      1,300*  Debica SA, Ser. A.................       26,354
      6,400   Elektrim..........................       53,491
      2,000   Rolimpex SA, Ser. A...............       15,649
      6,500   Wielkopolski Bank
              Kredytowy SA......................       40,456
        300   Zaklady Piwowarskiew
              Zywcu SA..........................       13,337
                                                      337,500
              PORTUGAL -- 1.0%
        300   Banco Internacional do Funchal....        2,509
         42   Banco Internacional do Funchal,
              New Shares........................          351
        700   BCO Chemical Portugal.............        7,226
      3,200   BCO Commerce Portugal.............       39,726
      2,200   BCO Espir Santo...................       38,667
      1,400   BCO Totta E Acores................       25,420
      1,700   BPI Society Gestora,
              Registered Shares.................       20,238
     56,300   Cimpor Cimentos
              de Portugal SA....................    1,183,385
        400   Jeronimo Martins Sgps.............       36,485
      1,100   Modelo Contin Sgps................       34,168
      1,800   Portucel Industria................       11,090
      1,200   Portugal Telecom SA...............       31,206
        500   Seguros Tranquilid,
              Registered Shares.................       10,291
      1,400   Sonae Investimentos SA............       41,035

                                                                              41

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- 85.5% -- CONTINUED
               PORTUGAL -- 1.0% -- CONTINUED

      1,000*  Soporcel Sociedad Porteguesa de
              Celulose SA....................... $     24,175
        600   Unicer Uniao Cervjeira SA.........       10,820
                                                    1,516,792
              SINGAPORE -- 1.2%
    237,600   DBS Land Ltd......................      748,984
     64,000*  Development Bank of Singapore.....      767,909
     61,000   Prima Ltd.........................      216,543
                                                    1,733,436
              SPAIN -- 3.6%
      8,400*  Corporacion Bancaria
              de Espana SA......................      329,166
      3,300   Cristaleria Espanola SA...........      215,957
     32,800   Europistas Concesionaria
              Espanola SA.......................      278,914
     58,800   Fuerzas Electricia Catal..........      470,050
    149,200   Iberdrola SA......................    1,584,435
     30,000   Repsol SA, ADR....................      978,750
     18,400   Sevillana de Electridad...........      175,932
     34,500   Telefonica de Espana SA...........      692,190
     82,400   Union Electrica Fenosa SA.........      534,717
                                                    5,260,111
              SWEDEN -- 2.3%
      2,870*  Diligentia AB.....................       36,880
      3,850   Electrolux AB, Ser. B.............      214,289
     28,700   Skandinaviska Enskilda Banken,
              Ser. B............................      240,050
     25,050   Sparbanken Sverige AB, Ser. A.....      396,186
     16,900   Stadshypotek AB, Ser. A...........      443,337
     36,500   Stora Kopparbergs Besgslogs,
              Ser. A............................      477,364
     27,100   Stora Kopparbergs Besgslogs,
              Ser. B............................      348,244
     29,150   Svenska Cellulosa AB (SCA)........      611,752
     15,450   Svenska Handelsbanken, Ser. A.....      380,629
      8,550   Svenska Handelsbanken, Ser. B.....      204,138
      4,500*  Swedish Match Co..................       13,413
      2,735*  Tornet Fastighet..................       34,730
                                                    3,401,012
              SWITZERLAND -- 2.7%
        180   Ascom Holding AG,
              Bearer Shares.....................      175,158
        235   Baloise Holdings,
              Registered Shares.................      490,823
      1,930   Banque Cant Vaudoise..............      522,199
  SHARES                                            VALUE

               SWITZERLAND -- 2.7% -- CONTINUED

        170   Pargesa Holding SA................ $    196,361
        500*  Saurer Arbon AG...................      210,047
        380*  Schweizerische
              Rueckversicherungs-Gesellschaft...      407,658
        260   Schweizerische Bankgesellsch......      247,658
      3,340   Schweizerischer Bankverein........      643,426
        410*  Swissair AG.......................      319,502
        370   Winterthur Schweizerische
              Versicherungs-Gesellschaft........      220,419
      1,890   Zurich Versicherun, Bearer
              Shares............................      517,358
                                                    3,950,609
              TAIWAN -- .2%
     25,900*  ROC Taiwan Fund...................      252,525
              THAILAND -- 1.6%
      5,500   Advanced Information
              Services Plc......................       74,642
     16,900   Bangchak Petroleum
              Public Co., Ltd...................       34,801
      2,700   Bangkok Bank Public Co., Ltd. ....       20,333
     13,400   Bangkok Bank Public Co.,
              Ltd. Foreign Shares...............      142,961
      5,300   Dhana Siam Finance & Securities...       14,032
      4,900   Finance One Public Co., Ltd.......       11,339
      2,000   Finance One Public Co., Ltd.
              Foreign Shares....................        5,648
     23,800   IND Finance Thailand..............       70,014
      2,600   Italian Thailand Development......       18,357
     68,400   Jasmine International
              Public Co., Ltd...................      217,313
     13,400   Krung Thailand Bank Plc...........       36,266
      2,000   Land & House Public Co., Ltd. ....       13,258
     59,900   Land & House Public Co.,
              Ltd. Foreign Shares...............      498,090
      4,600   National Finance & Securities Co.
              Ltd...............................        8,751
      3,300   National Finance & Securities
              Co., Ltd. Foreign Shares..........        6,245
      7,100   One Holding Co., Ltd..............        6,962
      1,420   One Holding Public Co., Ltd.,
              Warrants 44 THB, expire 11/2001...           --
      2,600   PTT Exploration & Production
              Public Co., Ltd...................       37,325
      1,200   Shinawatra Computer Co., Plc......       17,227
        700   Siam Cement Public Co., Ltd.......       23,063
     12,700   Siam Cement Public Co., Ltd.
              Foreign Shares....................      434,375
      1,600   Siam City Cement
              Public Co., Ltd...................        9,414

42

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- 85.5% -- CONTINUED
               THAILAND -- 1.6% -- CONTINUED

     16,200*  Telecomasia....................... $     30,818
     14,100   Thai Airways International
              Public Co., Ltd...................       27,653
    200,100   Thai Military Bank
              Public Co., Ltd...................      463,067
     19,800   Thai Petrochemical Industry
              Public Co., Ltd...................       19,416
      6,900   Thai Telephone & Communication
              Public Co., Ltd. .................       11,908
      8,000   Thailand Farmers Bank
              Public Co., Ltd...................       61,188
      1,700   UTD Communications................       15,070
                                                    2,329,536
              UNITED KINGDOM -- 7.0%
     32,500   Anglian Water Plc.................      287,760
     40,200   Associated British Foods Plc......      276,113
     13,800   Barclays Bank Plc.................      216,636
     15,400   Bass British Plc..................      197,513
     30,600   British Airways Plc...............      275,420
    155,800   British Gas.......................      484,339
     83,900   British Petroleum Co., Plc........      901,611
    103,800   British Steel Plc.................      288,474
    148,800   British Telecommunications Plc....      845,234
     36,000   Commercial Union Plc..............      380,859
    259,900   Cookson Group Plc.................      956,012
     15,600   GKN Plc...........................      293,262
     22,200   HSBC Holdings Plc.................      454,912
     31,100   Imperial Chemical Industries
              Plc...............................      399,380
     69,500   National Power Plc................      458,130
     17,600   National Westminster Bank.........      200,951
     13,375   Pilkington Plc....................       37,225
     29,342   Royal & Sun Alliance Insurance
              Group Plc.........................      201,297
     58,000   Severn Trent Water Plc............      581,511
     69,500   Thames Water Plc..................      626,677
     72,800   3I Group..........................      572,897
     65,500   United Utilities Plc..............      607,666
     23,700   Whitbread Plc.....................      277,734
     36,700   Yorkshire Water Plc...............      369,150
                                                   10,190,763
                TOTAL COMMON STOCKS
                   (COST $119,228,695)..........  125,040,095
  SHARES                                            VALUE
PREFERRED STOCKS -- 1.0%
              AUSTRALIA -- .5%
    148,050   News Corp., Ltd................... $    652,472
              GERMANY -- .5%
      1,870   Rheinmetall Berlin................      190,161
      1,960   Volkswagen AG.....................      594,704
                                                      784,865
                TOTAL PREFERRED STOCKS
                   (COST $1,384,054)............    1,437,337
 PRINCIPAL
  AMOUNT
CORPORATE BOND -- .8%
              KOREA -- .8%
$ 1,160,000   Samsung Electronics
              .25%, 12/31/06
              (COST $1,319,191).................    1,249,900
                TOTAL LONG-TERM INVESTMENTS
                   (COST $121,931,940)..........  127,727,332
REPURCHASE AGREEMENT -- 13.3%
 19,400,000   State Street Bank & Trust Co.,
              5.51% dated 10/31/96, due
              11/1/96 -- collateralized by
              $19,220,000 U.S. Treasury Notes,
              6.00%, due 5/31/98; value,
              including accrued
              interest -- $19,789,143,
              (COST $19,400,000)..............    19,400,000

                         TOTAL INVESTMENTS
                           (COST
                           $141,331,940)........ 100.6%  147,127,332
                         OTHER ASSETS AND
                           LIABILITIES -- NET...   (.6)     (901,069)
                         NET ASSETS --.......... 100.0% $146,226,263

* Non-income producing securities
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
GDS -- Global Depositary Shares
(a) Less than one tenth of one percent.
                                                                              43

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

FORWARD CONTRACTS
       FOREIGN CURRENCY            CURRENCY AMOUNT      VALUE ON                         UNREALIZED
         BUY CONTRACTS                PURCHASED        TRADE DATE     CURRENT VALUE     APPRECIATION
Deutsche Mark due 11/1/96             DM2,110,520      $1,389,506      $ 1,394,003        $  4,497
New Zealand Dollar due 11/1/96     NZ$  1,794,189      1,263,647         1,271,122           7,475
                                                                                            11,972

       FOREIGN CURRENCY            CURRENCY AMOUNT
        SELL CONTRACTS                  SOLD
Japanese Yen due 10/24/97        (Yen) 2,368,740,000      22,000,000       21,865,735         134,265
                                                                                          $146,237

FOREIGN CURRENCIES
         QUANTITY                                    VALUE
DM            22,203   German Deutsche Mark       $    14,661
HKD        1,392,385   Hong Kong Dollar               180,076
HJF       64,185,151   Hungarian Forint               413,072
IOR        5,247,542   Indonesian Rupiah                2,253
IEP            1,428   Irish Pound                      2,325
YEN    1,023,417,444   Japanese Yen                 8,988,779
MYR        3,991,349   Malaysian Ringgit            1,579,794
PEN            4,888   Peruvian Nouveau Sol             1,894
PHP        5,390,010   Philippine Peso                205,099
PKR           46,556   Pakistan Rupee                   1,162
PLN           12,668   Polish Zolty                     4,506
SGD        2,942,211   Singapore Dollar             2,088,897
THB           18,693   Thailand Baht                      733
ZAR            2,057   South African Rand                 438
                       TOTAL FOREIGN CURRENCIES
                         (COST $13,468,713)...... $13,483,689

     See accompanying notes to financial statements.
44

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                            INDUSTRY DIVERSIFICATION
                                OCTOBER 31, 1996

                                                                                             PERCENTAGE OF
                                                                                              NET ASSETS
Aerospace & Defense........................................................................          .3%
Automotive Equipment & Manufacturing.......................................................         3.2
Banks......................................................................................        14.6
Building, Construction & Furnishings.......................................................         2.8
Business Equipment & Services..............................................................          .5
Chemical & Agricultural Products...........................................................         3.5
Communication Systems & Services...........................................................         1.1
Consumer Products and Services.............................................................         1.4
Diversified Companies......................................................................         2.6
Electrical Equipment & Services............................................................         7.5
Energy.....................................................................................         4.9
Finance & Insurance........................................................................         8.6
Food & Beverage Products...................................................................          .9
Food Retailing & Distribution..............................................................         2.0
Forest Products & Paper....................................................................         2.1
Health Care Products & Services............................................................          .8
Holding Companies..........................................................................         2.3
Industrial Commercial Goods & Services.....................................................          .8
Information Services & Technology..........................................................          .1
Leisure & Tourism..........................................................................          .4
Machinery -- Diversified...................................................................         1.4
Manufacturing -- Distributing..............................................................         1.2
Metal Products & Services..................................................................         1.1
Office Equipment & Supplies................................................................         1.7
Publishing, Broadcasting & Entertainment...................................................          .9
Real Estate................................................................................         5.3
Retailing & Wholesale......................................................................         1.1
Telecommunication Services & Equipment.....................................................         4.1
Textile & Apparel..........................................................................          .2
Tobacco....................................................................................          .0(a)
Transportation.............................................................................         2.3
Utilities..................................................................................         7.6
      Total Long-Term Investments..........................................................        87.3
Short-Term Investment......................................................................        13.3
Other Assets and Liabilities -- net........................................................        (.6)
      Net Assets...........................................................................       100.0%

(a) Less than one tenth of one percent.
                                                                              45

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS:
   Investments in securities (identified cost $121,931,940)......................................................  $127,727,332
   Repurchase agreements at value (identified cost $19,400,000)..................................................    19,400,000
      Investments at value (identified cost $141,331,940)........................................................   147,127,332
   Foreign currency at value (identified cost $13,468,713).......................................................    13,483,689
   Receivable for forward currency contracts held at value.......................................................    24,665,125
   Dividends and interest receivable.............................................................................       514,752
   Receivable for Fund shares sold...............................................................................       415,745
   Receivable for investments sold...............................................................................       160,900
   Unamortized organization expense..............................................................................        28,200
   Prepaid expenses and other assets.............................................................................         6,941
         Total assets............................................................................................   186,402,684
LIABILITIES:
   Due to custodian bank.........................................................................................        15,751
   Payable for forward currency contracts held at value..........................................................    24,518,888
   Payable for investments purchased.............................................................................    15,367,358
   Accrued expenses..............................................................................................        82,178
   Payable for Fund shares repurchased...........................................................................        68,342
   Advisory fee payable..........................................................................................        62,563
   Withholding tax liability.....................................................................................        47,498
   Distribution fee payable......................................................................................        13,843
         Total liabilities.......................................................................................    40,176,421
NET ASSETS.......................................................................................................  $146,226,263
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $139,374,985
   Undistributed net investment income...........................................................................     1,837,370
   Accumulated net realized loss on investment transactions......................................................      (933,828)
   Net unrealized appreciation of investments and foreign currencies.............................................     5,947,736
      Net assets.................................................................................................  $146,226,263
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($7,233,789 693,441 shares of beneficial interest outstanding).................................  $      10.43
   Sales charge -- 4.75% of offering price.......................................................................           .52
         Maximum offering price..................................................................................  $      10.95
   Class B Shares ($14,109,632 / 1,360,422 shares of beneficial interest outstanding)............................  $      10.37
   Class C Shares ($187,817 / 18,039 shares of beneficial interest outstanding)..................................  $      10.41
   Class Y Shares ($124,695,025 / 11,916,010 shares of beneficial interest outstanding)..........................  $      10.46

See accompanying notes to financial statements.
46

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $526,363)........................................              $ 3,224,040
   Interest........................................................................................                  170,860
         Total investment income...................................................................                3,394,900
EXPENSES:
   Advisory fee....................................................................................  $ 891,137
   Administrative personnel and service fees.......................................................     55,875
   Distribution fee -- Class A Shares..............................................................     14,674
   Distribution fee -- Class B Shares..............................................................     86,432
   Shareholder services fee -- Class B Shares......................................................     28,811
   Distribution fee -- Class C Shares..............................................................      1,589
   Shareholder services fee -- Class C Shares......................................................        530
   Custodian fee...................................................................................    356,622
   Registration and filing fees....................................................................    114,534
   Transfer agent fee..............................................................................    100,473
   Reports and notices to shareholders.............................................................     42,391
   Professional fees...............................................................................     35,454
   Amortization of organization expense............................................................     14,441
   Insurance expense...............................................................................      8,493
   Trustees' fees and expenses.....................................................................      6,084
   Miscellaneous...................................................................................      1,305
         Total expenses............................................................................  1,758,845
   Less: Fee waivers...............................................................................   (483,599)
         Net expenses..............................................................................                1,275,246
Net investment income..............................................................................                2,119,654
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized loss on investment transactions....................................................                 (551,600)
   Net realized loss on foreign currency transactions..............................................                 (272,087)
   Net change in unrealized appreciation of investments and foreign currencies.....................                5,669,016
Net gain on investments and foreign currencies.....................................................                4,845,329
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................              $ 6,964,983

See accompanying notes to financial statements.
                                                                              47

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 TEN MONTHS*
                                                                                               YEAR ENDED           ENDED
                                                                                            OCTOBER 31, 1996   OCTOBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..................................................................    $  2,119,654       $    524,164
   Net realized gain (loss) on investment transactions....................................        (551,600)          (255,993)
   Net realized gain (loss) on foreign currency transactions..............................        (272,087)           107,669
   Net change in unrealized appreciation (depreciation) of investments and foreign
     currencies...........................................................................       5,669,016           (462,577)
      Net increase (decrease) in net assets resulting from operations.....................       6,964,983            (86,737)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares.........................................................................         (39,834)            (3,090)
   Class B Shares.........................................................................         (23,543)                --
   Class C Shares.........................................................................             (59)                --
   Class Y Shares.........................................................................        (645,172)           (30,566)
      Total distributions to shareholders from net investment income......................        (708,608)           (33,656)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..............................................................      63,370,539         33,765,660
   Proceeds from shares issued from acquisition of FFB Diversified International Growth
     Fund.................................................................................      29,658,717                 --
   Proceeds from reinvestment of distributions............................................         365,798             19,562
   Payment for shares redeemed............................................................     (14,067,718)        (5,161,804)
      Net increase resulting from Fund share transactions.................................      79,327,336         28,623,418
      Net increase in net assets..........................................................      85,583,711         28,503,025
NET ASSETS:
   Beginning of period....................................................................      60,642,552         32,139,527
   End of period (including undistributed net investment income of $1,837,370 and
     $616,692, respectively)..............................................................    $146,226,263       $ 60,642,552

* The Fund changed its fiscal year end from December 31 to October 31. See accompanying notes to financial statements.
48

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                              FINANCIAL HIGHLIGHTS

                                                                  CLASS A SHARES                         CLASS B SHARES
                                                                                   SEPTEMBER 2,
                                                       YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS
                                                       ENDED          ENDED          THROUGH          ENDED          ENDED
                                                    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,
                                                      1996++          1995#            1994          1996++          1995#
PER SHARE DATA:
Net asset value, beginning of period.............       $9.58          $9.50          $10.00            $9.53          $9.50
Income (loss) from investment operations:
  Net investment income..........................         .17             .09            .02              .11            .06
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.................................         .78              --           (.52   )          .76           (.03 )
    Total from investment operations.............         .95             .09           (.50   )          .87            .03
Less distributions to shareholders from
  net investment income..........................        (.10  )         (.01  )          --             (.03 )           --
Net asset value, end of period...................      $10.43           $9.58          $9.50           $10.37          $9.53
TOTAL RETURN+....................................        9.9%            1.1%          (5.1%   )         9.2%            .5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........      $7,234          $3,594         $2,545          $14,110         $7,278
Ratios to average net assets:
  Expenses**.....................................       1.24%           1.19%  ++      1.26%   ++       2.00%          1.94% ++
  Net investment income**........................       1.65%           1.38%  ++       .91%   ++       1.05%           .66% ++
Portfolio turnover rate..........................        113%              4%             1%             113%             4%
Average commission rate paid.....................      $.0068             N/A            N/A           $.0068            N/A

                                                 CLASS B SHARES
                                                   SEPTEMBER 2,
                                                      1994*
                                                     THROUGH
                                                   DECEMBER 31,
                                                       1994
PER SHARE DATA:
Net asset value, beginning of period.............     $10.00
Income (loss) from investment operations:
  Net investment income..........................         --
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.................................       (.50   )
    Total from investment operations.............       (.50   )
Less distributions to shareholders from
  net investment income..........................         --
Net asset value, end of period...................      $9.50
TOTAL RETURN+....................................      (5.2%   )
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........     $5,602
Ratios to average net assets:
  Expenses**.....................................      2.02%   ++
  Net investment income**........................       .10%   ++
Portfolio turnover rate..........................         1%
Average commission rate paid.....................        N/A

*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
++ Per share data is calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                CLASS A SHARES                         CLASS B SHARES
                                                                                 SEPTEMBER 2,
                                                     YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS
                                                     ENDED          ENDED          THROUGH          ENDED          ENDED
                                                  OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,
                                                     1996           1995#            1994           1996           1995#
Expenses.......................................      1.66%           1.84%           2.09%          2.42%           2.59%
Net investment income (loss)...................      1.23%            .73%            .08%           .63%            .01%

                                               CLASS B SHARES
                                                 SEPTEMBER 2,
                                                    1994*
                                                   THROUGH
                                                 DECEMBER 31,
                                                     1994
Expenses.......................................      2.85%
Net investment income (loss)...................     (.73%)

See accompanying notes to financial statements.
                                                                        49

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                              FINANCIAL HIGHLIGHTS

                                                                  CLASS C SHARES                         CLASS Y SHARES
                                                                                   SEPTEMBER 2,
                                                       YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS
                                                       ENDED          ENDED          THROUGH          ENDED          ENDED
                                                    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,
                                                      1996++          1995#            1994          1996++          1995#
PER SHARE DATA:
Net asset value, beginning of period.............       $9.53         $ 9.49          $10.00            $9.60          $9.50
Income (loss) from investment operations:
  Net investment income..........................         .12             .08            .03              .20            .08
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.................................         .76            (.04  )        (.54   )          .78            .03
    Total from investment operations.............         .88             .04           (.51   )          .98            .11
Less distributions to shareholders from
  net investment income..........................         (.0  )(a)         --            --             (.12 )         (.01 )
Net asset value, end of period...................      $10.41           $9.53          $9.49           $10.46          $9.60
TOTAL RETURN+....................................        9.3%             .5%          (5.2%   )        10.3%           1.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........        $188            $196           $163         $124,695        $49,575
Ratios to average net assets:
  Expenses**.....................................       1.99%           1.94%  ++      2.01%   ++        .99%           .94% ++
  Net investment income**........................       1.16%            .79%  ++       .85%   ++       1.95%          1.58% ++
Portfolio turnover rate..........................        113%              4%             1%             113%             4%
Average commission rate paid.....................      $.0068             N/A            N/A           $.0068            N/A

                                                 CLASS Y SHARES
                                                   SEPTEMBER 2,
                                                      1994*
                                                     THROUGH
                                                   DECEMBER 31,
                                                       1994
PER SHARE DATA:
Net asset value, beginning of period.............      $10.00
Income (loss) from investment operations:
  Net investment income..........................         .02
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.................................        (.51  )
    Total from investment operations.............        (.49  )
Less distributions to shareholders from
  net investment income..........................        (.01  )
Net asset value, end of period...................       $9.50
TOTAL RETURN+....................................       (5.0%  )
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........     $23,830
Ratios to average net assets:
  Expenses**.....................................       1.06%  ++
  Net investment income**........................       1.03%  ++
Portfolio turnover rate..........................          1%
Average commission rate paid.....................         N/A

(a)  Less than one cent per share.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
++ Per share data is calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                CLASS C SHARES                         CLASS Y SHARES
                                                                                 SEPTEMBER 2,
                                                     YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS
                                                     ENDED          ENDED          THROUGH          ENDED          ENDED
                                                  OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,
                                                     1996           1995#            1994           1996           1995#
Expenses.......................................      2.43%           2.59%           2.84%          1.41%           1.59%
Net investment income..........................       .72%            .14%            .02%          1.53%            .93%

                                                CLASS Y SHARES
                                                 SEPTEMBER 2,
                                                    1994*
                                                   THROUGH
                                                 DECEMBER 31,
                                                     1994
Expenses.......................................      1.89%
Net investment income..........................       .20%

See accompanying notes to financial statements.
50

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen International/Global Growth Funds (the "Funds") are separate series of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Funds consist of Evergreen Emerging Markets Growth Fund ("Emerging Markets"), Evergreen Global Leaders Fund ("Global Leaders"), Evergreen Global Real Estate Equity Fund ("Global Real Estate"), and Evergreen International Equity Fund ("International"), collectively referred to as the "Funds".
     Emerging Market's investment objective is long-term appreciation through investment in equity securities of issuers located in emerging markets. Global Leaders' investment objective is to provide long-term capital growth by investing in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. Global Real Estate's investment objective is long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. International's investment objective is long-term capital appreciation through investment in equity securities of non-U.S. issuers.
     Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective at the close of business on January 19, 1996, International acquired substantially all of the net assets of FFB Diversified International Growth Fund, an open-end management investment company managed by a subsidiary of First Fidelity registered under the Act, valued at $29,658,717. The net assets were exchanged through a non-taxable transaction for 2,898,154 Class Y shares of International valued at $10.23 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,835,426. The aggregate net assets of International after the acquisition were $104,471,175.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Portfolio securities that are listed on a securities exchange are valued at the last quoted sales price taken from the exchange where the security is primarily traded. Securities listed on an exchange that are not traded on the valuation date are valued at the mean between the bid and asked price. Unlisted securities for which market quotations are readily available are valued at a price quoted by one or more brokers. Other securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Short-term obligations are stated at amortized cost which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     FOREIGN CURRENCY TRANSLATION -- The Funds' accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the prevailing exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses are reflected as a component of such gains and losses.
     FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date in order to hedge its exposure to changes in foreign
                                                                              51

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued currency exchange rates. Forward currency contracts are revalued daily at the prevailing rates of contracts of the same maturity. Gains and losses on forward currency contracts are reported as realized or unrealized losses on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Funds' behalf by its custodian under a book-entry system. The Funds monitor the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Funds' investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are accrued daily.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net capital gains on investments for the Funds are declared and paid annually or more frequently as required. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from the amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
     As of October 31, 1996, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                       UNDISTRIBUTED NET       ACCUMULATED REALIZED
                       INVESTMENT INCOME     GAIN/LOSS ON INVESTMENTS
Emerging Markets           $  (7,591)               $   24,761
Global Leaders                14,948                   (14,948)
Global Real Estate           (20,261)                   43,574
International               (190,368)                  145,852

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable net income to its shareholders. Accordingly, no provisions for federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Funds' policy not to distribute such gains. During the year, Global Real Estate utilized $402,699 of its available capital loss carryforward to offset realized capital gains for Federal income tax purposes. As of October 31, 1996, Emerging Markets, Global Real Estate and International had capital loss carryforwards of $1,796,534, $6,947,906 and $895,418, respectively. Pursuant to the Code, these capital loss carryforwards will expire as follows:

                        2002          2003          2004
Emerging Markets       $69,824     $1,625,952     $100,758
Global Real Estate          --      6,947,906           --
International               --        255,531      639,887

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.
52

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     DEFERRED ORGANIZATIONAL EXPENSES -- The costs incurred by Emerging Markets, Global Leaders and International with respect to their organization have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares or to a specific fund in a trust are charged to that class or trust. Expenses common to the Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     REAL ESTATE INVESTMENT TRUSTS -- Global Real Estate owns shares of real estate investment trusts which report information on the source of their distributions annually. A portion of their distributions received during the year is estimated to be a return of capital and is recorded as a reduction of their cost.
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union is Emerging Markets' and
International's investment adviser, and is entitled to a fee based on a percentage of each Fund's average daily net assets as shown in the table below. For Emerging Markets and International, First Union voluntary waived $326,122 and $479,316 respectively, of its advisory fee for the year ended October 31, 1996. In addition, First Union voluntarily reimbursed $75,341 in operating expenses for Emerging Markets for the year ended October 31, 1996. First Union can modify or terminate these voluntary waivers at any time.

                                                            AVERAGE DAILY
                                 ADVISORY FEE                 NET ASSETS
EMERGING MARKETS
                                                       on the first $100
                                     1.50%             million
                                     1.45%             on the next $100 million
                                     1.40%             on the next $100 million
                                                       in excess of $300
                                     1.35%             million

                                                            AVERAGE DAILY
                                 ADVISORY FEE                 NET ASSETS
INTERNATIONAL
                                     0.82%             on the first $20 million
                                     0.79%             on the next $30 million
                                     0.76%             on the next $50 million
                                                       in excess of $100
                                     0.73%             million

     Under terms of a sub-advisory agreement with First Union, Marvin & Palmer Associates, Inc. ("Marvin & Palmer") is entitled to the following annual fee from First Union based on Emerging Markets' average daily net assets:

                                                                AVERAGE DAILY
                                   SUB-ADVISORY FEE               NET ASSETS
                                                           on the first $100
                                         1.00%             million
                                         0.95%             on the next $100 million
                                         0.90%             on the next $100 million
                                                           in excess of $300
                                         0.85%             million

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Through September 30, 1996, Boston International Advisers, Inc. ("BIA") was the sub-advisor for International. Under terms of a sub-advisory agreement with First Union, BIA was entitled to the following annual fee from First Union based on International's average daily net assets:

                                                                 AVERAGE DAILY
                                   SUB-ADVISORY FEE               NET ASSETS
                                         0.32%             on the first $20 million
                                         0.29%             on the next $30 million
                                         0.26%             on the next $50 million
                                         0.23%             in excess of $100 million

     Effective October 1, 1996, Warburg, Pincus Counsellors, Inc. ("Warburg") became International's sub-advisor. Under the terms of the new sub-advisory agreement, Warburg is entitled to an annual fee from First Union of .55 of 1% of International's average daily net assets.
     Under the terms of Emerging Markets' and International's sub-advisory agreements, Marvin & Palmer and Warburg are responsible for the investment decisions for their respective funds.
     Pursuant to an agreement with Global Leaders' and Global Real Estate's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee of .95 of 1% and 1% of Global Leaders' and Global Real Estate's average daily net assets, respectively.
     Evergreen Asset has voluntarily agreed to reimburse Global Leaders to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average daily net assets for the forseeable future. For the year ended October 31, 1996, Evergreen Asset waived $138,323 of its advisory fee. In addition, for Global Real Estate, Evergreen Asset voluntarily waived $37,319 of its advisory fee and reimbursed $27,960 in expenses. Evergreen Asset may revise or cease these voluntary expense waivers and expense reimbursements at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Global Leaders and Global Real Estate and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the year ended October 31, 1996, Global Leaders and Global Real Estate incurred brokerage commissions of $54,074 and $40,808, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset at no additional expense to the funds for its cost of providing investment advisory services.
     At October 31, 1996, Stephen A. Lieber, Chairman of Evergreen Asset owned, directly or beneficially, 30% of the outstanding shares of Global Real Estate.
     ADMINISTRATIVE AGREEMENT -- Evergreen Asset furnishes Global Real Estate with administrative services as part of its advisory agreement and accordingly, Global Real Estate does not pay a separate administration fee. Furman Selz LLC ("Furman Selz") is the Fund's sub-administrator. As sub-administrator, Furman Selz provides the officers of the Funds. For Global Real Estate, Furman Selz' fee is paid by Evergreen Asset and is not a fund expense.
     Evergreen Asset is also Emerging Markets', Global Leaders' and International's administrator and Furman Selz is sub-administrator. Evergreen Asset's and Furman Selz' fees for these funds are based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset is also the investment adviser. These fees are calculated at the following annual rates:
54

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- continued

                                   AVERAGE DAILY
  ADMINISTRATION FEE                NET ASSETS
        0.050%                on the first $7 billion
        0.035%                on the next $3 billion
        0.030%                on the next $5 billion
        0.020%                on the next $10 billion
        0.015%                on the next $5 billion
                              in excess of $30
        0.010%                billion

                                   AVERAGE DAILY
SUB-ADMINISTRATION FEE              NET ASSETS
       0.0100%                on the first $7 billion
       0.0075%                on the next $3 billion
       0.0050%                on the next $15 billion
                              in excess of $25
       0.0040%                billion

     At October 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was the investment adviser totaled approximately $16.3 billion.
     Evergreen Asset voluntarily waived $4,405, $8,409 and $4,283 in administration fees for Emerging Markets, Global Leaders and International, respectively.
     PLAN OF DISTRIBUTION AND SHAREHOLDER SERVICING -- The Funds have adopted for each of their Class A, Class B and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A shares and an annual fee of 1% for Class B and Class C shares. For each of these Funds, the payments for Class A shares were voluntarily limited to .25 of 1% of average daily net assets.
     In connection with its Plan, Global Leaders and Global Real Estate have entered into a distribution agreement with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz, whereby they will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and annual fee of 1% of Class B and Class C shares average daily net assets. A portion of the payments of Class B and Class C shares, up to .25 of 1% may constitute a shareholder services fee. In connection with their Plans, Emerging Markets and International have entered into a distribution agreement with EFD they will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and annual fee of .75 of 1% of Class B and Class C shares average daily net assets. Emerging and International have entered into a shareholder services agreement with First Union Brokerage ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS up to .25 of 1% for certain services provided to shareholders and or maintenance of shareholder accounts relating to these Funds' Class B and Class C Shares.
     SALES CHARGES -- EFD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1996:

Emerging Markets        $ 1,307
Global Leaders           23,499
Global Real Estate          117
International             6,190

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended October 31, 1996 were as follows:

                        PURCHASES          SALES
Emerging Markets       $ 42,280,735     $ 21,900,266
Global Leaders           70,764,667        4,136,827
Global Real Estate       14,068,987       33,425,935
International           182,042,212      121,969,888

     On October 31, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                                           FEDERAL TAX
                                            APPRECIATION    DEPRECIATION        NET            COST
Emerging Markets                             $1,481,985      $1,567,243     $   (85,258)   $ 33,158,868
Global Leaders                                5,080,021       1,571,851       3,508,170      71,235,050
Global Real Estate                            6,929,126       7,232,330        (303,204)     47,330,355
International                                 9,137,427       3,621,380       5,516,047     141,611,285

NOTE 5 -- SHARES OF BENEFICIAL INTEREST
     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into four classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are offered with a front-end sales charge of up to 4.75%. Class B shares are offered with a contingent deferred sales charge payable when shares are redeemed which declines from 5% to zero depending on the period of time the shares were held (after which they will convert to Class A shares). Class C shares are offered with a 1% contingent deferred sales charge on shares redeemed within the first year of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. All classes have identical voting, dividend, liquidation and other rights, except that certain classes bear different distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
56

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                                   YEAR ENDED               TEN MONTHS ENDED
                                                                                OCTOBER 31, 1996            OCTOBER 31, 1995
EMERGING MARKETS                                                              SHARES        AMOUNT        SHARES       AMOUNT
CLASS A
Shares sold..............................................................      108,210    $   958,874      64,702    $  496,478
Shares issued on reinvestment of distributions...........................          817          6,713          --            --
Shares redeemed..........................................................      (55,942)      (493,377)    (29,531)     (228,199)
        Net increase.....................................................       53,085        472,210      35,171       268,279
CLASS B
Shares sold..............................................................      147,629      1,317,529      95,843       737,910
Shares redeemed..........................................................      (51,462)      (443,501)    (43,408)     (335,151)
        Net increase.....................................................       96,167        874,028      52,435       402,759
CLASS C
Shares sold..............................................................        8,040         72,696       5,116        41,284
Shares redeemed..........................................................       (5,067)       (43,102)     (8,933)      (64,678)
        Net increase (decrease)..........................................        2,973         29,594      (3,817)      (23,394)
CLASS Y
Shares sold..............................................................    2,531,857     22,621,852     566,623     4,319,138
Shares issued on reinvestment of distributions...........................        1,942         15,980          --            --
Shares redeemed..........................................................     (301,830)    (2,683,970)   (105,109)     (816,292)
        Net increase.....................................................    2,231,969     19,953,862     461,514     3,502,846
Total net increase resulting from Fund share
  transactions...........................................................    2,384,194    $21,329,694     545,303    $4,150,490

                                                                                                                YEAR ENDED
                                                                                                             OCTOBER 31, 1996
GLOBAL LEADERS                                                                                            SHARES        AMOUNT
CLASS A
Shares sold...........................................................................................   1,128,476    $12,914,033
Shares redeemed.......................................................................................     (38,955)      (450,952)
        Net increase..................................................................................   1,089,521     12,463,081
CLASS B
Shares sold...........................................................................................   3,561,481     40,763,569
Shares redeemed.......................................................................................     (26,709)      (307,417)
        Net increase..................................................................................   3,534,772     40,456,152
CLASS C
Shares sold...........................................................................................      48,546        557,221
Shares redeemed.......................................................................................      (1,852)       (21,683)
        Net increase..................................................................................      46,694        535,538
CLASS Y
Shares sold...........................................................................................   1,680,883     18,367,195
Shares issued on reinvestment of distributions........................................................       1,378         14,211
Shares redeemed.......................................................................................    (120,293)    (1,342,441)
        Net increase..................................................................................   1,561,968     17,038,965
Total net increase resulting from Fund share transactions.............................................   6,232,955    $70,493,736

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                  YEAR ENDED                ONE MONTH ENDED
                                                                               OCTOBER 31, 1996            OCTOBER 31, 1995
GLOBAL REAL ESTATE                                                          SHARES         AMOUNT        SHARES       AMOUNT
CLASS A
Shares sold............................................................      208,609    $  2,645,216         956    $    11,527
Shares redeemed........................................................     (156,309)     (2,008,136)         --             --
        Net increase...................................................       52,300         637,080         956         11,527
CLASS B
Shares sold............................................................        7,284          91,539         197          2,360
Shares redeemed........................................................       (4,878)        (59,333)     (2,136)       (25,616)
        Net increase (decrease)........................................        2,406          32,206      (1,939)       (23,256)
CLASS C
Shares sold............................................................        2,142          27,504          --             --
Shares redeemed........................................................       (1,782)        (22,492)       (248)        (2,941)
        Net increase (decrease)........................................          360           5,012        (248)        (2,941)
CLASS Y
Shares sold............................................................    1,060,595      13,278,484      52,172        626,578
Shares redeemed........................................................   (2,500,751)    (31,249,121)   (329,743)    (3,928,556)
        Net decrease...................................................   (1,440,156)    (17,970,637)   (277,571)    (3,301,978)
Total net decrease resulting from Fund share transactions..............   (1,385,090)   ($17,296,339)   (278,802)   ($3,316,648)

                                                                                 YEAR ENDED               TEN MONTHS ENDED
                                                                              OCTOBER 31, 1996            OCTOBER 31, 1995
INTERNATIONAL                                                              SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold............................................................     459,233    $ 4,772,348      178,686    $ 1,741,458
Shares issued on reinvestment of distributions.........................       3,882         39,171          314          3,081
Shares redeemed........................................................    (144,771)    (1,513,977)     (71,833)      (698,595)
        Net increase...................................................     318,344      3,297,542      107,167      1,045,944
CLASS B
Shares sold............................................................     802,691      8,346,658      339,054      3,280,684
Shares issued on reinvestment of distributions.........................       2,297         23,175          180          1,652
Shares redeemed........................................................    (208,561)    (2,169,847)    (165,193)    (1,606,194)
        Net increase...................................................     596,427      6,199,986      174,041      1,676,142
CLASS C
Shares sold............................................................      11,595        120,774       12,504        116,208
Shares issued on reinvestment of distributions.........................           5             55           --             --
Shares redeemed........................................................     (14,095)      (148,202)      (9,102)       (89,151)
        Net increase (decrease)........................................      (2,495)       (27,373)       3,402         27,057
CLASS Y
Shares sold............................................................   4,796,183     50,130,759    2,935,478     28,627,310
Shares issued from acquisition of FFB Diversified International Growth
  Fund.................................................................   2,898,154     29,658,717           --             --
Shares issued on reinvestment of distributions.........................      30,069        303,397        1,510         14,829
Shares redeemed........................................................    (972,043)   (10,235,692)    (282,738)    (2,767,864)
        Net increase...................................................   6,752,363     69,857,181    2,654,250     25,874,275
Total net increase resulting from Fund share transactions..............   7,664,639    $79,327,336    2,938,860    $28,623,418

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place with all of the Evergreen Funds and their custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds.
     Prior to July 3, 1996, Global Real Estate had a financing agreement with the Bank, which provided the Fund with a line of credit, in the aggregate amount of the lesser of $5,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line of credit bore interest at 1% above the Bank's cost of funds as set periodically by the Bank and were secured by securities pledged by the Fund.
     During the year ended October 31, 1996, Global Real Estate had borrowings outstanding for 162 days under the lines of credit and incurred interest charges amounting to $16,803. Global Real Estate's average debt outstanding during the year aggregated $583,642 at a weighted average interest rate of 6.4%. Global Real Estate had no outstanding borrowings at October 31, 1996.
NOTE 7 -- CONCENTRATION OF CREDIT RISK
     Since Global Real Estate invests a substantial portion of its assets in REITs, it may be more affected by economic developments in the real estate industry than would a general equity fund.
NOTE 8 -- DEFERRED TRUSTEES' FEES
     Each Trustee may defer any or all of his compensation related to performance of his duties as a Trustee of the Funds. Deferred balances are allocated to a "Deferral Account", which is included in the accrued expenses for each Fund at October 31, 1996, in its Statement of Assets and Liabilities. Any gains earned or losses incurred in the Deferral Accounts are reported in each Fund's Trustees' fees and expenses on the Statement of Operations. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of October 31, 1996, Trustees had deferred $328, $2,299, $5,041 and $1,769 for Emerging Markets, Global Leaders, Global Real Estate and International, respectively.
                                                                              59

                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN GLOBAL LEADERS FUND,
EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, AND EVERGREEN INTERNATIONAL EQUITY
FUND
     In our opinion, the accompanying Statements of Assets and Liabilities, including the Statements of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Emerging Markets Growth Fund (one of the Evergreen Investment Trust Portfolios), Evergreen Global Leaders Fund and Evergreen Global Real Estate Equity Fund (two of the Evergreen Equity Trust Portfolios), and Evergreen International Equity Fund (one of the Evergreen Investment Trust Portfolios) (collectively, the "Funds"), at October 31, 1996, the results of each of their operations for the year then ended, the changes in net assets of Evergreen Emerging Markets Growth Fund and of Evergreen Global Leaders Fund for the year ended October 31, 1996, of Evergreen Global Real Estate Equity Fund for the year then ended and for the one month period ended October 31, 1995, and of Evergreen International Equity for the year ended October 31, 1996, and the financial highlights of Evergreen Emerging Markets Growth Fund and of Evergreen Global Leaders Fund for the year ended October 31, 1996, of Evergreen Global Real Estate Equity Fund for the periods indicated, and of Evergreen International Equity Fund for the year ended October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights of Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund for the ten month period ended October 31, 1995 and the period ended December 31, 1994, and the statements of changes in net assets for the ten month period ended October 31, 1995 were audited by other independent accountants, whose opinion, dated December 8, 1995, was unqualified. PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
December 19, 1996
60

                             TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              Joan V. Fiore
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Donald E. Brostrom
                              Assistant Treasurer

                              Stephen W. St. Clair
                              Assistant Treasurer

                              * These individuals are not Trustees for Emerging
                                Markets or International.

                              + Trustee Emeritus.

                              PROXY VOTING RESULTS

                              A special meeting of shareholders of International was held on October 1, 1996, to vote on the selection of Warburg, Pincus Counsellors, Inc. ("Warburg") as the sub-advisor for the Fund, and to approve the new sub-advisory agreement relating to the Fund between Warburg and First Union National Bank of North Carolina, the Fund's investment advisor. The proposal was approved, as follows:

                                       For: 10,607,945
                                   Against: 40,995
                                   Abstain: 234,383

This brochure must be preceeded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                       NOT       May lose value
                       FDIC      No bank guarantee
                       INSURED


                    Evergreen Funds Distributor, Inc.

EvergreenSM is a Service Mark of Evergreen Asset Management Corp. Copyright 1996, Evergreen Asset Management Corp.

                                                                    539749
46126                                                                12/96

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                  Blanchard              Pro Forma
                                                         Global Leaders Fund         Global Growth Fund         Combined
                                                                        Market                  Market                   Market
                                                        Shares          Value       Shares       Value      Shares        Value
                                                      ------------   ------------ ----------  -----------  ---------   -----------
COMMON STOCKS - 76.4%
Argentina - 0.0%
               Perez Companc SA                                                         19             156       19           156
                                                                                               ------------            -----------
                                                                                                       156                    156
                                                                                               ------------            -----------
Austria - 0.0%
               Bank Austria AG                                                                           7                      7
               Boehler- Uddeholm AG                                                                      7                      7
               Creditanstalt-Bankverain                                                                  6                      6
               Lenzing Ag                                                                               11                     11
               Oester Elektrizita                                                                        7                      7
               OMV AG                                                                                   16                     16
               Radex Heraklith                                                                           8                      8
                                                                     --------------            ------------            -----------
                                                                                                        62                     62
                                                                                               ------------            -----------
Australia - 0.3%
               Incitec, Ltd.                                  140              677                              140           677
                                                                     --------------                                    -----------
                                                                               677                                            677
                                                                     --------------                                    -----------
Belgium - 2.0%
             * Barco NV                                         7             1192                                7          1192
               Colruyt SA                                       3             1192                                3          1192
               UCB SA                                           1             1646                                1          1646
                                                                     --------------            ------------            -----------
                                                                              4030                                           4030
                                                                     --------------                                    -----------
Brazil - 0.4%
               Acesita Cia Acos Especisis Ita-ADR                                        4              18        4            18
               BCO Bradesco SA                                                        7000              58     7000            58
               Companhia Energetica De Minas, ADR                                        3             146        3           146
               Companhia Vale do Rio Doce, ADR                                           7             188        7           188
               Rhodia Ster                                                               7              23        7            23
               Telecomunicacoes Brasileiras, ADR                                         3             316        3           316
                                                                     --------------            ------------            -----------
                                                                                                       749                    749
                                                                                               ------------            -----------
Canada - 3.3%
               Bombardier, Inc.                               140             2836                              140          2836
             * Canadian Natural Resources, Ltd.                75             1788                               75          1788
               DuPont Canada, Inc.                             80             2004                               80          2004
                                                                     --------------            ------------            -----------
                                                                              6628                                           6628
                                                                     --------------                                    -----------
Chile - 0.2%
               Chilectra SA, ADR                                                         2              91        2            91
               Chilgener SA, ADR                                                         4             114        4           114
               Compania Cervecerias Unidas SA, ADR                                       4              93        4            93
               Compania de Telecom de Chile SA, ADR                                      3              82        3            82
                                                                     --------------            ------------            -----------
                                                                                                       380                    380
                                                                                               ------------            -----------
Colombia - 0.1%
               Banco Ganadero S A, ADR                                                   3              89        3            89
               Banco Industrial Colombiano SA, ADR                                       6             101        6           101
               Cementos Diamante                                                         4              51        4            51
                                                                     --------------            ------------            -----------
                                                                                                       241                    241
                                                                                               ------------            -----------
Denmark - 0.0%
               Danisco                                                                                   6                      6
               Den Danske Bank AS                                                                       17                     17
               Korn Og Foderstof                                                                         9                      9
               Nkt                                                                                       6                      6
               Sas Danmark A/S                                                                           4                      4
               Tele Danmark AS, Series B                                                                10                     10
               Unidanmark AS, Registered Shares                                                         20                     20
                                                                     --------------            ------------            -----------
                                                                                                        72                     72
                                                                                               ------------            -----------

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                           Evergreen              Blanchard                Pro Forma
                                                       Global Leaders Fund    Global Growth Fund           Combined
                                                                    Market               Market                      Market
                                                        Shares      Value      Shares     Value        Shares        Value
                                                       --------   ----------  --------   --------     --------     ----------
Finland - 0.0%
               Kesko                                                                1          10            1             10
               Merita Ltd.                                                          4          13            4             13
               Nokia Ab Oy                                                                     16                          16
               Outokumpu Oy                                                         1          10            1             10
               UPM-Kymmene Corp.                                                    1          30            1             30
                                                                  ----------             --------                  ----------

                                                                                               79                          79
                                                                                         --------                  ----------

France - 5.1%
               Carrefour SA                                   4         2373                                 4           2373
               Castorama Dubois Investisso                    7         1035                   40            7           1075
               Cie de Saint Gobain                                                             33                          33
               Cie Fin de Paribas, Class A                                                     15                          15
               Havas                                                                           11                          11
               Hermes Internatonal                            7         1748                                 7           1748
               LAPEYRE SA                                    17          995                                17            995
               L Oreal                                                                         78                          78
               Lafargo                                                                         18                          18
               LVMH Moet Hennessy                                                              76                          76
               Michelin                                                                        21                          21
               Peugeot SA                                                                      15                          15
               Pin Printemps Redo                                                              25                          25
               Rhone Poulenc SA                                                     1          37            1             37
               Sagem Co. SA                                   1          326                                 1            326
               Sanofi                                                                          27                          27
               SEB SA                                         8         1358                                 8           1358
               Societe Technip                               13         1321                                13           1321
               Suez Lyonn Eaux                                                                 15                          15
               Synthelabo                                     6          714                                 6            714
               Uap Cie Uap                                                          1          16            1             16
                                                                  ----------             --------                  ----------

                                                                        9870                  427                       10297
                                                                  ----------             --------                  ----------

Germany - 7.0%
               Allianz AG Hldg                                                      2         291            2            291
               ALTANA AG                                      3         1934                                 3           1934
               Bayer AG                                                             5         179            5            179
               Bayerische Hypotheken - und Wechsel-Bank AG                          2          70            2             70
               Daimler Benz AG, Rights expire May 13, 1997                          1                        1
               Daimler- Benz AG                                                     1          74            1             74
               Deutsche Bank AG                                                     3         142            3            142
               Hugo Boss AG                                   1         1725                                 1           1725
               Lufthansa AG                                                         3          35            3             35
               Merck KGAA                                                           2          60            2             60
               RWE AG                                        106         4419       2          85          108           4504
               SAP AG                                        17         3132                                17           3132
               Siemens AG                                                           6         306            6            306
               Suedzucker AG                                  4         1664                                 4           1664
               Thyssen AG                                                                      44                          44
               Viag AG                                                                         97                          97
                                                                  ----------             --------                  ----------

                                                                       12874                 1383                       14257
                                                                  ----------             --------                  ----------

Greece - 0.0%
               Ergo Bank                                                                       28                          28
                                                                  ----------             --------                  ----------

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                Blanchard                 Pro Forma
                                                          Global Leaders Fund       Global Growth Fund           Combined
                                                                        Market                  Market                   Market
                                                         Shares         Value       Shares      Value       Shares       Value
                                                        --------       --------    --------    --------    --------     --------
Hong Kong - 2.5%
   Bank of East Asia Ltd.                                                                 5          17           5           17
   Cheung Kong Holdings, Ltd.                                117           1027           5          44         122         1071
   China Light & Power Co., Ltd.                                                          9          41           9           41
   Giordano International, Ltd.                              600            325                                 600          325
   Hang Seng Bank                                                                         6          68           6           68
   Henderson China Holdings, Ltd.                             52             90                                  52           90
   Henderson Land Development Co., Ltd.                      115            969                                 115          969
   Hong Kong & Shanghai Hotels Ltd..                                                      3           4           3            4
   Hong Kong Telecomm                                                                    34          58          34           58
   Hongkong-China Gas                                                                    12          19          12           19
   Hong Kong Telecommunications, Ltd. ADS                     60           1028                                  60         1028
   Hutchison Whampoa, Ltd.                                                                9          67           9           67
   Hysan Development Co.                                                                  2           6           2            6
   National Mutual Asia Ltd.                                 700            723                                 700          723
   New World Development Co., Ltd.                                                        5          29           5           29
   Peregrine Invmtnt                                                                      6           9           6            9
   Shangri La Asia Ltd                                                                    4           5           4            5
   Sun Hung Kai Properties Ltd.                                                          10         108          10          108
   Swire Pacific Ltd.                                                                     3          23           3           23
   Television Broadct                                                                     2           8           2            8
   Wharf (Holdings) Ltd. (The)                                                            4          15           4           15
   Wing Lung Bank                                             78            427           1           7          79          434
                                                                       --------                --------                 --------
                                                                           4589                     528                     5117
                                                                       --------                --------                 --------
India - 0.1%
   Indian Petrochemic                                                                     6          74           6           74
   Reliance Industries Ltd., GDS                                                          4          84           4           84
   Steel Authority Of                                                                     6          49           6           49
                                                                                               --------                 --------
                                                                                                    207                      207
                                                                                               --------                 --------
Indonesia - 0.2%
   Bank International Indonesia                                                         261         188         261          188
 * Bank International Indonesia, Warrants expiring 1/17/2000 @ 1000 IDR                  32          10          32           10
   Bdni Bk Dagang Nas                                                                    20           7          20            7
   Bank Dagang Nasional Indonesia                                                       138         138         138          138
                                                                                               --------                 --------
                                                                                                    343                      343
                                                                                               --------                 --------
Ireland - 0.0%
   Bank Of Ireland
   CRH                                                                                   14         140          14          140
                                                                                               --------                 --------
                                                                                                    140                      140
                                                                                               --------                 --------
Italy - 3.2%
   BCA Comm Italiana                                                                      5          11           5           11
   Burgo Cartiere SpA                                                                     1           6           1            6
   Beneton Group SpA ADS                                      60           1553                                  60         1553
   Credito Italiano SpA                                                                   6           9           6            9
   Edison                                                                                 1           6           1            6
   Eni S.p.A.                                                                            26         132          26          132
   Fiat Spa                                                                              34         113          34          113
   Fiat Spa                                                                               4           7           4            7
   Fila Holding SpA ADS                                       25           1081                                  25         1081
   Imi                                                                                    1           5           1            5
   Industrie Natuzzi SpA ADS                                  73           1629                                  73         1629
   Luxottica Group SpA ADS                                    25           1509                                  25         1509
   Mediaset                                                                               4          15           4           15
   Pirelli Spa                                                                            2           5           2            5
   Telecom Italia                                                                        18          47          18           47
   Telecom Italia Mob                                                                    91         286          91          286
                                                                       --------                --------                 --------
                                                                           5772                     642                     6414
                                                                       --------                --------                 --------

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                Blanchard               Pro Forma
                                                          Global Leaders Fund       Global Growth Fund          Combined
                                                                        Market                  Market                    Market
                                                        Shares           Value      Shares       Value      Shares        Value
                                                      ------------   ------------ ----------  -----------   ------     -----------
     Japan - 7.3%
                    Asahi Bank                                                           10             61         10           61
                    Asahi Glass Co                                                       14            127         14          127
                    Bank Of Tokyo Mits                                                   16            253         16          253
                    Canon Sales Co., Inc.                                                 3             56          3           56
                    Canon, Inc.                                                           7            166          7          166
                    Chugai Pharm Co                                                       6             44          6           44
                    Credit Saison Co                                                      3             51          3           51
                    Daicel Chemical Industries, Ltd.                                     28            105         28          105
                    Daiwa Securities Co., Ltd.                                            4             27          4           27
                    Fuji Bank                                                            13            146         13          146
                    Fuji Photo Film Co.                                                   2             76          2           76
                    Hankyu Dept Stores                                                   11             94         11           94
                    Hitachi Ltd.                                                         18            163         18          163
                    Honda Motor Co., Ltd.                                                 3             93          3           93
                    House Food Corp                                                       4             59          4           59
                    Ind Bank Japan                                                       11            117         11          117
                    Ito Yokado Co                                                         2             96          2           96
                    Itochu Corp                                                          15             71         15           71
                    Kaken Pharm                                                           4             17          4           17
                    Kawasaki Kisen                                                       40             69         40           69
                    Kinki Nippon Rlwy                                                    31            172         31          172
                    Komatsu Ltd.                                                         16            117         16          117
                    Marubeni Corp.                                                       22             82         22           82
                    Matsushita Eleltric Industrial Co., Ltd.                             10            160         10          160
                    Mitsubishi Estate Co., Ltd.                                           9            113          9          113
                    Mitsubishi Heavy Industries Ltd.                                     34            224         34          224
                    Mitsubishi Oil Co                                                    10             41         10           41
                    Mitsubishi Tr+Bkg                                                     6             64          6           64
                    Mitsui Trust & Banking                                                4             23          4           23
                    Mitsui Soko Co.                          150            722                                   150          722
                    Mori Seiki Co.                                                        4             58          4           58
                    Nikkei                                                              134            293        134          293
                    Nintendo Co., Ltd.                       48            3509                                    48         3509
                    Nippon Chemical                          69             386                                    69          386
                    Nisshinbo Industries Inc.                                            11             73         11           73
                    Nkk Corporation                                                      58            125         58          125
                    Nomura Securities International Inc.                                  7             78          7           78
                    Ntt Data Corp                                                                       58                      58
                    Onward Kashiyama                                                      6             77          6           77
                    Sakura Bank                                                          17             90         17           90
                    Sankyo Co                                                             3             80          3           80
                    Sekisui Chemical Co.                                                  6             58          6           58
                    Sekisui House, Ltd.                                                  11             98         11           98
                    Seven-Eleven Japan Co., Ltd.             75            4782                                    75         4782
                    Sharp Corp.                                                           6             78          6           78
                    Shionogi + Co                                                         4             27          4           27
                    Shiseido Co., Ltd.                                                    6             86          6           86
                    Sony Corp.                                                            1             73          1           73
                    Sumitomo Bakelite                                                    10             67         10           67
                    Sumitomo Bank                                                        14            160         14          160
                    Sumitomo Mar+Fire                                                    15             92         15           92
                    Taisei Corp                                                          13             48         13           48
                    Takara Standard Co                                                    4             30          4           30
                    Takuma Co                                                             5             54          5           54
                    Tokai Bank                                                            9             67          9           67
                    Tokyo Elec Power                                                      8            144          8          144
                    Toyota Motor Corp.                                                   15            435         15          435
                    Yamaichi Securities Co., Ltd.                                         3              8          3            8
                    Yamanouchi Pharmaceutical                                             3             64          3           64
                    Yamatake Honeywell                                                    6             89          6           89
                                                                   -------------                -----------                --------
                                                                           9399                       5497                   14896
                                                                   -------------                -----------                --------

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                Blanchard               Pro Forma
                                                          Global Leaders Fund       Global Growth Fund          Combined
                                                                        Market                  Market                    Market
                                                        Shares           Value      Shares       Value      Shares        Value
                                                      ------------   ------------ ----------  -----------   ------     -----------
   Korea - 0.2%
                  Anam Industrial Co                                                      3           50         3            50
                  Dong Bang Forwrdng                                                      2          138         2           138
                  Hyundai Motor Svcs                                                      2           21         2            21
                  Korea Electric Power                                                    3           95         3            95
                  Kumho Const - Eng                                                       9           23         9            23
                  Samsung Electronic
                  Samsung Electronics Ltd., GDR                                                        1                       1
                  Yukong                                                                  3           46         3            46
                                                                                              ----------               ---------

                                                                                                     374                     374
                                                                                              ----------               ---------
   Malaysia - 2.7%
                  AMMB Holdings Berhad                        76             505                                             505
                  Commerce Asset Holding Berhad              100             597          7           42         107         639
                  DCB Holdings Berhad                        155             503         25           81         180         584
                  Genting Berhad                                                         12           64          12          64
                  Guinness Anchor Bd                                                     40           88          40          88
                  Jaya Tiasa Hldgs                                                       10           51          10          51
                  Malayan Banking Berhad                     100             996         12          119         112        1115
                  Malaysian Oxygen Berhad                     40             198                                  40         198
                  Malaysian Airline Systems                                              25           55          25          55
                  Nestle Berhad                               61             476                                  61         476
                  Petronas Gas Berhad                                                    18           62          18          62
                  Perusahaan Otomobil Nasional Berhad        100             597                                 100         597
                  Renong Berhad                                                          47           64          47          64
                  Sime Darby, Berhad                                                     35          108          35         108
                  Telekom Malaysia Berhad                                                 9           63           9          63
                  United Engineers Ltd. Berhad               112             794          9           64         121         858
                                                                      -----------             -----------              -----------

                                                                            4666                     861                    5527
                                                                      -----------             -----------              -----------

     Mexico - 0.3%
                  Alfa SA de CV                                                          13           70          13          70
                  Apasco SA                                                              11           65          11          65
                  Carso Global Telecom Sa de CV, ADR                                      5           30           5          30
                  Grupo Carso Sa de CV, ADR                                               5           57           5          57
                * Grupo Finance Banamex Accival SA de CV,
                   Series B                                                              16           34          16          34
                  Grupo Finance Banamex Accival, SA de CV,
                   Series L                                                               1            2           1           2
                  Grupo Financiero Inbursa SA De CV ADR                                                1                       1
                  Grupo Televisa SA                                                       4           46           4          46
                  Kimberly Clark Corp. de Mexico                                         25           93          25          93
                  Telefonos De Mexico                                                   110          228         110         228
                                                                      -----------             -----------              -----------

                                                                                                     626                     626
                                                                                              -----------              -----------
   Netherlands - 2.9%
                  ABN-AMRO Holdings NV                                                                27                      27
                  AEGON NV                                                                4          267           4         267
                  Ahold (Kon) NV                                                          4          285           4         285
                  Elsevier NV                                 14             224                                  14         224
                  Elsevier NV ADS                             28             920                                  28         920
                  Getronics NV                                24             733                                  24         733
                  Heineken NV                                                             1          168           1         168
                  ING Groep NV                                                            1           55           1          55
                  Nutricia Verenigde Bedrijven NV              7            1062                                   7        1062
                  Philips Electronics NV                                                  1           52           1          52
                  Royal Dutch Petroleum Co.                                               1          214           1         214
                  Unilever Nv                                                                         39                      39
                  VNU                                         45             931                                  45         931
                  Wolters Kluwer NV                            9            1007                                   9        1007
                                                                      -----------             -----------              -----------

                                                                            4877                    1107                    5984
                                                                      -----------             -----------              -----------


Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                Blanchard                 Pro Forma
                                                          Global Leaders Fund       Global Growth Fund            Combined
                                                                        Market                  Market                    Market
                                                        Shares           Value      Shares       Value      Shares        Value
                                                      ------------   ------------ ----------  -----------  ---------   -----------
     New Zealand - 0.7%
                    Carter Holt Harvey Ltd.                                                 8         18          8            18
                    Fletcher Challenge, Energy Shares                                       6         16          6            16
                    Telecom Corporation Of New Zealand                                      4         17          4            17
                    Telecom Corp. of New Zealand Ltd. ADS       40           1447                                40          1447
                                                                     ------------            -----------              -----------

                                                                             1447                     51                     1498
                                                                     ------------            -----------              -----------
     Norway - 0.6%
                    Aker AS, Series A                                                                  5                        5
                    Elkem AS                                                                           8                        8
                    Norsk Hydro AS                                                          1         49          1            49
                    Norske Skogindustrier AS, Class A                                                 10                       10
                    Norske Skogindustrier AS, Class B                                                  6                        6
                    Orkla ASA                                   15           1258                      8         15          1266
                    Storebrand Asa                                                          1          8          1             8
                                                                     ------------            -----------              -----------

                                                                             1258                     94                     1352
                                                                     ------------            -----------              -----------
     Peru - 0.0%
                    Indosat, ADR                                                            3         85          3            85
                                                                     ------------            -----------              -----------

                                                                                                      85                       85
                                                                                             -----------              -----------

     Philippines - 0.1%
                  * Belle Corp.                                                           400         96        400            96
                    Metro Bank & Trust Co.                                                  2         40          2            40
                                                                     ------------            -----------              -----------

                                                                                                     136                      136
                                                                                             -----------              -----------

     Portugal - 0.1%
                    BCO Commerce Portugal                                                   6         91          6            91
                    Jeronimo Martins Sgps                                                   1         84          1            84
                    Portugal Telecom SA                                                     2         74          2            74
                    Sonae Investimentos SA                                                  2         49          2            49
                                                                     ------------            -----------              -----------

                                                                                                     298                      298
                                                                                             -----------              -----------
     Singapore - 0.6%
                    City Developments Ltd.                                                  2         16          2            16
                    DBS Land Ltd.                                                           3         10          3            10
                    Development Bank of Singapore                                           3         36          3            36
                    First Capital Corp                                                      2          5          2             5
                    Hotel Properties                                                        3          5          3             5
                  * Keppel Corp., Ltd.                                                      1          5          1             5
                    O/Seas Chinese Bk                                                       5         58          5            58
                    Singapore Airlines                                                      3         27          3            27
                    Singapore Press Holdings, Ltd.              50            926           1         19         51           945
                    Singapore Telecomm                                                     13         22         13            22
                    United O/Seas Bank                                                      4         38          4            38
                    United OverSeas Land Ltd.                                               5          7          5             7
                    Van Der Horst                                                           2          6          2             6
                                                                     ------------            -----------              -----------

                                                                              926                    254                     1180
                                                                     ------------            -----------              -----------

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                Blanchard                 Pro Forma
                                                          Global Leaders Fund       Global Growth Fund            Combined
                                                                        Market                  Market                    Market
                                                         Shares          Value      Shares       Value      Shares        Value
                                                      ------------   ------------ ----------  -----------  ---------    -----------
     South Africa - 0.6%
                    Amalgamated Bank South Africa                                          7           47          7             47
                    Anglo Amer Coal                                                                    27                        27
                    Anglo Amer Indl Cp                                                     1           44          1             44
                    Anglo American Corp. Ltd.                                              2           96          2             96
                    Barlow Ltd.                                                            6           66          6             66
                    De Beers Centenary AG                                                  3          119          3            119
                    Dimension Data Hld                                                                  1                         1
                    Ellerine Hldgs                                                         1            5          1              5
                    Foodcorp Ltd                                                           1            5          1              5
                    Free State Consolidated Gold Mines Ltd.                                5           30          5             30
                    Gencor Ltd.                                                           20           84         20             84
                    JD Group Ltd.                                                                       1                         1
                    Liberty Life Associates                                                3           84          3             84
                    Liberty Life Stgic                                                    28          106         28            106
                    Malbak Ltd.                                                            6           10          6             10
                    Nedcor Ltd.                                                            3           51          3             51
                    New Clicks Hldgs                                                       2            3          2              3
                    Rembrandt Group Ltd.                                                   7           74          7             74
                    Rustenberg Platnum                                                     3           48          3             48
                    S A Druggists                                                          1            8          1              8
                    Sasol Ltd.                                                             9          115          9            115
                    South Africa Brews                                                     4          118          4            118
                    Standard Bank Invr1                                                    1           46          1             46
                    Sun Intl South Africa                                                 63           40         63             40
                                                                                              -----------               -----------

                                                                                                     1228                      1228
                                                                                              -----------               -----------
     Spain - 3.4%
                    BCO Bilbao Vizcaya                                                                 20                        20
                    BCO Santander SA                                                                   30                        30
                    Centros Comerciales Pryca, SA               30            521                                 30            521
                    Corporacion Bancaria de Espana SA                                                  13                        13
                    Empresa Nacional de Electricdad                                        1           42          1             42
                    Empresa Nacional de Electricdad ADS         36           2516                                 36           2516
                    Gas Natural Sdg Sa                                                                 21                        21
                    Iberdrola SA                                                           2           25          2             25
                    Prosegur, CIA de Seguridad SA               55            596                                 55            596
                    Repsol SA                                                              1           46          1             46
                    Repsol SA, ADS                              70           2931                                 70           2931
                    Telefonica de Espana SA                                                2           56          2             56
                    Union Electrica Fenosa SA                                              1            5          1              5
                    Vallehermoso SA                                                        6          148          6            148
                                                                     ------------             -----------               -----------

                                                                             6564                     406                      6970
                                                                     ------------             -----------               -----------
     Sweden - 1.9%
                    Astra AB                                     3            106          3          135          6            241
                    Astra AB ADS                                56           2276                                 56           2276
                    Ericsson Lm Tel                                                        2           73          2             73
                    Hennes & Mauritz AB Cl. B                    6            897                                  6            897
                    Scania Ab                                                              3           67          3             67
                    Scania Ab                                                              3           67          3             67
                    Skandinaviska Enskilda Banken, Series B                                2           15          2             15
                    Svedala Industri                                                       7          128          7            128
                    Svenska Handelsbanken, Series A                                                     8                         8
                                                                     ------------             -----------               -----------

                                                                             3279                     493                      3772
                                                                     ------------             -----------               -----------

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                Blanchard                 Pro Forma
                                                          Global Leaders Fund       Global Growth Fund            Combined
                                                                        Market                  Market                    Market
                                                         Shares          Value      Shares       Value      Shares        Value
                                                      ------------   ------------ ----------  -----------  ---------    -----------
Switzerland - 0.6%
              ABB AG                                                                                  115                       115
              Adecco SA                                                                                33                        33
              Credit Suisse Group                                                          1           68          1             68
              Nestle SA                                                                               182                       182
              Novartis AG, Registered Shares                                                          263                       263
              Roche Holding AG                                                                        253                       253
              Schweizerische Rueckversicherungs-Gesellschaft                                          116                       116
              Schweizerische Bankgesellsch                                                             47                        47
              Schweizerischer Bankverein                                                               55                        55
              Ubs Schw Bkgesell                                                                        38                        38
              Zurich Versicherun, Bearer Shares                                                        33                        33
                                                                     ------------             -----------               -----------

                                                                                                     1203                      1203
                                                                                              -----------               -----------
     Taiwan - 0.1%
              Macronix Intl Co Ltd ADR                                                     3           63          3             63
              Tuntex Distinct                                                             10           87         10             87
              Walsin Lihwa Corp., GDR                                                      6           61          6             61
                                                                                              -----------               -----------

                                                                                                      211                       211
                                                                                              -----------               -----------
     Thailand - 0.2%
              Krung Thailand Bank Plc                                                     27           34         27             34
              PTT Exploration & Production Public Co., Ltd.                                5           58          5             58
              Siam Cement Public Co., Ltd. Foreign Shares                                  2           54          2             54
              Siam Commercial Bank Plc Ltd.                                               14           79         14             79
              Telecomasia                                                                 35           53         35             53
              United Communication Industry                                                9           52          9             52
                                                                                              -----------               -----------

                                                                                                      330                       330
                                                                                              -----------               -----------

     Turkey - 0.0%
              Koc Yatirim (a)
                                                                                              -----------               -----------

                                                                                              -----------               -----------

     United Kingdom - 6.6%
              Allied Domecq Plc                                                            14         101         14            101
              Argos Plc                                         35            361                                 35            361
              British Aerospace                                                             2          40          2             40
              British Petroleum Co. Plc                                                    10         118         10            118
              British Sky Broadcast                                                         1           8          1              8
              Burmah Castrol Plc                                30            491                                 30            491
              Cable + Wireless                                                              1           8          1              8
              Carlton Communications Plc                                                   28         226         28            226
              Carlton Communications Plc ADS                    20            838                                 20            838
              Chubb Security Plc                                                           29         210         29            210
              EMI Group                                                                     6         127          6            127
              Energy Group Plc                                                              8         235          8            235
              Glaxo Wellcome                                                                5          94          5             94
              Granada Group Plc                                 55            800                                 55            800
              Hanson Plc, ADR                                                               8         182          8            182
              HSBC Holdings Plc                                                             7         166          7            166
              Legal & General Group Plc                         58            387                                 58            387
              Lloyds TSB Group Plc                              95            867           7          65        102            932
              Morgan Crucible Company Plc                       65            457                                 65            457
              National Westminster Bank                                                    18         213         18            213
              Next Plc                                          40            422                                 40            422
              Reckitt & Colman Plc                              80           1089                                 80           1089
              Rentokil Group Plc                                95            623                                 95            623
              Reuters Holdings Plc ADS                          13            770                                 13            770
              Siebe                                                                         9         130          9            130
              Smithkline Beecham Plc                                                       17         267         17            267
              SmithKline Beecham Plc ADS                        16           1298                                 16           1298
              Smiths Industries Plc                             40            489                                 40            489
              Thorn                                                                         6          17          6             17
              TI Group Plc                                      85            729                                 85            729
              United News & Media Plc ADS                       33            400                                 33            400
              Vodafone Group Plc ADS                            13            553                                 13            553
              Williams Holdings Plc                             26            139                                 26            139
              Wolseley Plc                                      50            403                                 50            403
                                                                     ------------             -----------               -----------

                                                                            11116                    2207                     13323
                                                                     ------------             -----------               -----------

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                Blanchard                 Pro Forma
                                                          Global Leaders Fund       Global Growth Fund           Combined
                                                                        Market                  Market                    Market
                                                        Shares          Value       Shares      Value       Shares        Value
                                                       --------        --------    --------    --------    --------      --------
     United States - 23.1%
           AlliedSignal Inc.                                 19            1373                                  19          1373
         * Amgen, Inc.                                       14             830                                  14           830
           AT & T Corp.                                      33            1106                                  33          1106
           Avon Products, Inc.                               11             647                                  11           647
           Callaway Golf Co.                                 26             777                                  26           777
           Carnival, Corp.                                   30            1106                                  30          1106
         * Cisco Systems, Inc.                               27            1397                                  27          1397
           Coca Cola Co. (The)                               20            1273                                  20          1273
           Computer Associates International, Inc.           32            1651                                  32          1651
         * CUC International, Inc.                           43             914                                  43           914
           Deere & Co.                                       20             920                                  20           920
           Disney Walt Co. (The)                             14            1140                                  14          1140
           Dover Corp.                                       15             795                                  15           795
           Dresser Inds Inc.                                 30             896                                  30           896
         * E M C Corp. Mass.                                  5             182                                   5           182
           Federal National Mortgage Association             38            1563                                  38          1563
           Gannett Inc.                                      15            1309                                  15          1309
           Gap, Inc.                                         25             797                                  25           797
           General Electric Co.                              30            3271                                  30          3271
           Goodyear Tire & Rubber Co. (The)                  17             868                                  17           868
           Home Depot, Inc. (The)                            30            1740                                  30          1740
           Intel Corp.                                       16            2389                                  16          2389
           Marriott International, Inc.                      27            1464                                  27          1464
           Marsh & McLennan Co., Inc.                         6             687                                   6           687
           Mattel, Inc.                                      35             976                                  35           976
           MBNA Corp.                                        35            1155                                  35          1155
           McGraw-Hill Cos., Inc.                            13             636                                  13           636
           Merck & Co., Inc.                                 22            1946                                  22          1946
           Merrill Lynch & Co., Inc.                         13            1191                                  13          1191
         * Microsoft Corp.                                   19            2248                                  19          2248
           Norwest Corp.                                     22            1097                                  22          1097
         * Oracle Systems Corp.                              35            1391                                  35          1391
         * Parametric Technology Corp.                       28            1267                                  28          1267
           Schering-Plough Corp.                             17            1360                                  17          1360
           Schwab (Charles) & Co., Inc.                      15             549                                  15           549
           Student Loan Marketing Corp.                       5             591                                   5           591
           SunAmerica, Inc.                                  30            1380                                  30          1380
           Wal-Mart Stores, Inc.                             70            1978                                  70          1978
                                                                       --------                                          --------
                                                                          46860                                             46860
                                                                       --------                                          --------

           Total Common Stocks                                           134832                   20898                    155728
                                                                       ========                ========                  ========
     PREFERRED STOCKS - 0.1%
     Austria - 0.0%
           Creditanstalt-Bankverein                                                                   8                         8
                                                                                               --------                  --------
                                                                                                      8                         8
                                                                                               --------                  --------
     Brazil - 0.0%
           Acos Espec Itabira                                                          1212           3        1212             3
         * Eletrobras SA, Cl. B Shares                                                  150          70         150            70
                                                                                               --------                  --------
                                                                                                     73                        73
                                                                                               --------                  --------
     Finland - 0.0%
           Nokia (Ab) Oy                                                                  1          31           1            31
                                                                                               --------                  --------
                                                                                                     31                        31
                                                                                               --------                  --------
     Korea - 0.0%
           Anam Industrial Co                                                             6          32           6            32
           Daewoo Heavy Inds                                                              6          20           6            20
                                                                                               --------                  --------
                                                                                                     52                        52
                                                                                               --------                  --------
           Total Preferred Stocks                                                                   164                       164
                                                                                               ========                  ========

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen               Blanchard                Pro Forma
                                                            Global Leaders          Global Growth              Combined
                                                                Fund                     Fund
                                                        Principal  Market Value  Principal  Market Value  Principal  Market Value
                                                        ---------  ------------  ---------  ------------  ---------  ------------
CORPORATE BONDS-10.3%
United States-10.3%
     Abbey National 5.34%, 6/10/97                                                    3000          2985       3000          2985
     Associates First Capital Corporation 5.54%, 6/23/97                              3000          2979       3000          2979
     Ford Motor Credit Company 5.55%, 6/20/97                                         3000          2980       3000          2980
     Halifax Building Society 5.31%, 6/9/97                                           3000          2985       3000          2985
     Hertz Corporation 5.51%, 6/23/97                                                 3000          2979       3000          2979
     Repsol International Finance 5.32%, 6/9/97                                       3000          2985       3000          2985
     Xerox Credit Corporation 5.32%, 6/5/97                                           3000          2987       3000          2987
                                                                                            ------------             ------------
     Total Corporate Bonds                                                                         20880                    20880
                                                                                            ============             ============
FOREIGN GOVERNMENT BONDS
Australia - 0.1%
     Australian Commonwealth 7.50%, 7/15/05                                      165 AUD             127  165 AUD             127
                                                                                            ------------             ------------
                                                                                                     127                      127
                                                                                            ------------             ------------
Canada - 0.3%
     Canada Government 11.00%, 6/1/09                                            645 CAD             617  645 CAD             617
                                                                                            ------------             ------------
                                                                                                     617                      617
                                                                                            ------------             ------------
Denmark - 0.3%
     Denmark Kingdom 8.00%, 3/15/06                                              3,310 DKK           551  3,310 DKK           551
                                                                                            ------------             ------------
                                                                                                     551                      551
                                                                                            ------------             ------------
France - 0.6%
     Government of France 7.25%, 4/25/06                                         2,150 FRF           410  2,150 FRF           410
     Government of France 6.50%, 10/25/06                                        4,890 FRF           887  4,890 FRF           887
                                                                                            ------------             ------------
                                                                                                    1297                     1297
                                                                                            ------------             ------------
Germany - 0.7%
     Germany Fed Rep 7.125%, 12/20/02                                            287 DEM             182  287 DEM             182
     Germany Fed Rep 6.50%, 7/15/03                                              165 DEM             102  165 DEM             102
     Germany Fed Rep 6.00%, 1/5/06                                               1,140 DEM           671  1,140 DEM           671
     Germany Fed Rep 6.25%, 4/26/06                                              690 DEM             413  690 DEM             413
                                                                                            ------------             ------------
                                                                                                    1368                     1368
                                                                                            ------------             ------------
Italy - 0.4%
     Republic of Italy 10.5%, 4/15/98                                            880,000 ITL         529  880,000 ITL         529
     Republic of Italy 10.5%, 4/1/05                                             310,000 ITL         211  310,000 ITL         211
                                                                                            ------------             ------------
                                                                                                     740                      740
                                                                                            ------------             ------------
Spain - 0.4%
     Spain(Kingdom Of) 12.25%, 3/25/00                                           104,600 ESP         839  104,600 ESP         839
                                                                                            ------------             ------------
                                                                                                     839                      839
                                                                                            ------------             ------------
Sweden - 0.1%
     Sweden (Kingdom Of) 10.25%, 5/5/00                                          1,600 SDK           230  1,600 SDK           230
                                                                                            ------------             ------------
                                                                                                     230                      230
                                                                                            ------------             ------------
United Kingdom - 0.6%
     Treasury 7.75%, 9/8/06                                                      239 GBP             394  239 GBP             394
     Treasury 9.75%, 8/27/02                                                     190 GBP             341  190 GBP             341
     Treasury 7.50% 12/7/06                                                      370 GBP             595  370 GBP             595
                                                                                            ------------             ------------
                                                                                                    1330                     1330
                                                                                            ------------             ------------
     Total Foreign Government Bonds                                                                 7099                     7099
                                                                                            ============             ============

Evergreen Global Leaders Fund
Pro Forma Schedule of Investments (unaudited)
April 30, 1997 (000's omitted)

                                                              Evergreen                 Blanchard               Pro Forma
                                                            Global Leaders            Global Growth             Combined
                                                                Fund                      Fund
                                                        Principal  Market Value   Principal  Market Value  Principal  Market Value
                                                        ---------  ------------   ---------  ------------  ---------  ------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS-4.4%

     United States Treasury Bills 6/26/97                                              1850          1836       1850          1836
     United States Tres Bond Strip Principal 8/15/05                                    350           201        350           201
     United States Tres Strip Interest 2/15/05                                          350           208        350           208
     United States Treasury Notes 6.25%, 2/15/03                                        400           394        400           394
     United States Treasury Bonds 7.50%, 11/15/16                                       500           526        500           526
     United States Treasury Bonds 7.25%, 8/15/22                                       2500          2558       2500          2558
     United States Treasury Bonds 7.625%, 11/15/22                                     1200          1282       1200          1282
     United States Treasury Bonds 11.75%, 11/15/14                                     1430          2003       1430          2003
                                                                                             ------------             ------------
     Total United States Government & Agency Obligations                                             9008                     9008
                                                                                             ============             ------------


SHORT-TERM INVESTMENTS - 3.6%
United States - 3.6%
     Federal Farm Credit Bank
     5.36%, 5/23/97                                           300           299                                  300           299
     Federal Home Loan Mortgage Corp.
     5.41%, 5/6/97                                            450           450                                  450           450
     Federal National Mortgage Association
     5.41%, 5/2/97                                            100           100                                  100           100
     Federal National Mortgage Association
     5.41%, 5/9/97                                            300           300                                  300           300
     Federal National Mortgage Association
     5.35%, 5/20/97                                          3000          2992                                 3000          2992
     Federal National Mortgage Association
     5.35%, 5/28/97                                           350           349                                  350           349
     CS First Boston Repurchase Agreement,
     5.35%, 5/1/97                                                                     2891          2891       2891          2891
                                                                   ------------              ------------             ------------
     Total Short Term Investments                                          4488                      2891                     7381
                                                                   ============              ============             ============
                                                                   ------------
     Total Investments                                                   139320                     60940                   200260
                                                                   ------------              ------------             ------------
     Other Assets and
     Liabilities - net                                                     1396                       770                     2166
     Net Assets -                                                        140716                     61710                   202426
                                                                   ------------              ------------             ------------
     * Non-income producing securities
     . Less than $1,000

     ADS-American Depository Shares

EVERGREEN GLOBAL LEADERS FUND
SCHEDULE OF INVESTMENTS - (continued)(000's omitted)
April 30, 1997

FUTURES CONTRACTS


--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Unrealized
                          #of                                                    Initial Contract          Appreciation
     Expiration        Contracts         Description                                  Amount              (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
         June-97           7             Australian 10 yr Bond                       $    902                  $ (4)
         June-97           6             CAC 40 Index                                   3,064                     6
         June-97         223             Nikkei 300 Index                             578,105                   437
         June-97          11             German 10yr Treasury                           2,820                   (21)
    September-97           8             DAX Index                                      2,742                    23
         June-97          15             UK 10-yr Gilt Bond                               836                   (15)
         June-97           8             French 10-yr Bond                              5,189                    (6)
         June-97           4             TSE 35 Index                                     670                   (20)
    September-97           2             TSE 35 Index                                     311                     8
         June-97          12             Canadian 10-yr Bond                            1,389                    (5)
         June-97          17             S&P 500 Index                                  6,807                    17
    September-97          13             S&P 500 Index                                  5,196                    74
    September-97           4             FTSE  100                                        448                     0
    September-97           4             ORDS Index                                       251                     0

                                                                                     $608,730                  $494

EVERGREEN GLOBAL LEADERS FUND
SCHEDULE OF INVESTMENTS - (continued) (000's omitted)
April 30, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


                                                                                                           Unrealized
Exchange                                                      U.S. Value at           In Exchange          Appreciation
Date                                                          April 30, 1997          for U.S. $           (Depreciation)
--------------------------------------------------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts to Buy:
                                       Contracts to Receive
----------------------------------------------------------------------------------
            6/25/97           1200     Australian Dollars                    $935                 $931                 $4
             3/5/97             80     British Pounds                         129                  129                  0
             4/9/97              2     British Pounds                           3                    3                  0
            6/25/97            890     British Pounds                        1441                 1429                 12
             7/2/97           6200     French Franc                          1067                 1112                (45)
            6/25/97           1175     German Marks                           681                  682                 (1)
           10/25/96           1056     Japanese Yen                             8                    9                 (1)
             1/8/97            422     Portuguese Escudo                        2                    3                 (1)

Forward Foreign Currency Exchange Contracts to Sell:
                                       Contracts to Deliver
----------------------------------------------------------------------------------

            4/10/97            283     British Pounds                        $459                 $460                 $1
            6/25/97            810     Canadian Dollars                       582                  587                  5
            4/30/97           2900     French Franc                           497                  503                  6
            6/17/97         229550     Japanese Yen                          1821                 1969                148
            6/25/97           1700     Netherlands Guilder                    876                  933                 57
            4/25/97              3     Portuguese Escudo                        0                    0                  0
            6/25/97           1600     Swiss Franc                           1092                 1141                 49

EVERGREEN GLOBAL LEADERS FUND
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities (000's omitted)
Year Ended April 30, 1997

                                                                                                Evergreen            Blanchard
                                                                                              Global Leaders       Global Growth
                                                                                                   Fund                 Fund
                                                                                            ------------------   -----------------
Assets:
Investments at value (cost $193,194)                                                                 $139,320             $60,940
Foreign currencies at value (cost $46)                                                                     47           -
Receivable for investments sold                                                                         1,922                 551
Dividends and interest receivable                                                                         393                 465
Unrealized appreciation on open forward foreign currency exchange contracts                                 0                 282
Receivable for futures margin                                                                               0                 267
Receivable for Fund shares sold                                                                         1,261           -
Unamortized organizational expenses                                                                        27           -
Prepaid expenses                                                                                           47           -
                                                                                            ------------------   -----------------
Total Assets                                                                                          143,017              62,505

Liabilities:
Payable for investments purchased                                                                       1,999                  58
Payable for Fund shares repurchased                                                                       100           -
Due to custodian                                                                                          (72)                518
Unrealized depreciation on open forward foreign currency exchange contracts                                 0                  48
Accrued advisory fee                                                                                       94                  50
Distributions payable                                                                                      78                  54
Accrued expenses                                                                                          102                  67
                                                                                            ------------------   -----------------
Total Liabilities                                                                                       2,301                 795


Net Assets                                                                                            140,716              61,710
                                                                                            ==================   =================

Net Assets are comprised of:
Paid-in capital                                                                                       132,579              58,265
Accumulated net realized (income or loss)                                                                (148)              1,092
Undistributed net realized gain on investments                                                          1,080               1,792
Net unrealized appreciation on investments, futures and foreign currency transactions                   7,205                 561
                                                                                            ------------------   -----------------
Net Assets                                                                                            140,716              61,710
                                                                                            ==================   =================

Class A Shares
Net Assets                                                                                            $26,474             $61,710
Shares of beneficial interest outstanding                                                               2,114               6,349
Net Asset Value                                                                                        $12.52               $9.72
Maximum Offer Price - 4.75%                                                                            $13.14

Class B Shares
Net Assets                                                                                            $85,094           -
Shares of beneficial interest outstanding                                                               6,843           -
Net Asset Value                                                                                        $12.43           -

Class C Shares
Net Assets                                                                                             $1,580           -
Shares of beneficial interest outstanding                                                                 127           -
Net Asset Value                                                                                        $12.42           -

Class Y Shares
Net Assets                                                                                            $27,568           -
Shares of beneficial interest outstanding                                                               2,198           -
Net Asset Value                                                                                        $12.54           -


                                                                                                        Pro Forma
                                                                                        Adjustment       Combined
                                                                                                      ---------------
Assets:
Investments at value (cost $193,194)                                                                        $200,260
Foreign currencies at value (cost $46)                                                                            47
Receivable for investments sold                                                                                2,473
Dividends and interest receivable                                                                                858
Unrealized appreciation on open forward foreign currency exchange contracts                                      282
Receivable for futures margin                                                                                    267
Receivable for Fund shares sold                                                                                1,261
Unamortized organizational expenses                                                                               27
Prepaid expenses                                                                                                  47
                                                                                                      ---------------
Total Assets                                                                                                 205,522

Liabilities:
Payable for investments purchased                                                                              2,057
Payable for Fund shares repurchased                                                                              100
Due to custodian                                                                                                 446
Unrealized depreciation on open forward foreign currency exchange contracts                                       48
Accrued advisory fee                                                                                             144
Distributions payable                                                                                            132
Accrued expenses                                                                                                 169
                                                                                                      ---------------
Total Liabilities                                                                                              3,096


Net Assets                                                                                                   202,426
                                                                                                      ===============

Net Assets are comprised of:
Paid-in capital                                                                                              190,844
Accumulated net realized (income or loss)                                                                        944
Undistributed net realized gain on investments                                                                 2,872
Net unrealized appreciation on investments, futures and foreign currency transactions                          7,766
                                                                                                      ---------------
Net Assets                                                                                                   202,426
                                                                                                      ===============

Class A Shares
Net Assets                                                                                                   $88,184
Shares of beneficial interest outstanding                                                      (1,420)a        7,043
Net Asset Value                                                                                               $12.52
Maximum Offer Price - 4.75%

Class B Shares
Net Assets                                                                                                   $85,094
Shares of beneficial interest outstanding                                                                      6,843
Net Asset Value                                                                                               $12.43

Class C Shares
Net Assets                                                                                                    $1,580
Shares of beneficial interest outstanding                                                                        127
Net Asset Value                                                                                               $12.42

Class Y Shares
Net Assets                                                                                                   $27,568
Shares of beneficial interest outstanding                                                                      2,198
Net Asset Value                                                                                               $12.54

a Reflects impact of converting shares of the target fund into the survivor fund


See Notes to Pro Forma Combining Financial Statements.

EVERGREEN GLOBAL LEADERS FUND
Pro Forma Combining Financial Statements (unaudited)
Statement of Operations (000's omitted)
Year Ended April 30, 1997

                                                                                Evergreen          Blanchard
                                                                              Global Leaders     Global Growth
                                                                                  Fund                Fund
                                                                             ----------------  -------------------
Investment Income:
Dividend income (net of w/h taxes of $157)                                            $1,110                 $423
Interest income                                                                          229                 2334
                                                                             ----------------  --------------------
Total income                                                                           1,339                2,757


Expenses:
Advisory fees                                                                            675                  669
Administrative fees                                                                       30                   75
Distribution fees                                                                        432                  501
Transfer agent fees                                                                      159                  111
Custodian fees                                                                           168                   71
State registration and filing fees                                                       112                   17
Federal registration fees                                                                  0                    0
Audit fees                                                                                26                   49
Legal fees                                                                                 2                    8
Printing fees                                                                              6                   72
Miscellaneous fees                                                                        26                   70
Fee waivers and/or expense reimbursements by affiliates                                 (138)                  (5)
                                                                             ----------------  --------------------
            Total expenses                                                             1,498                1,638
Less: Indirectly paid expenses                                                            (1)                   0
                                                                             ----------------  --------------------
Net expenses                                                                           1,497                1,638
                                                                             ================  ====================

Net investment income                                                                   (158)               1,119

Net realized gain (loss) on investments and foreign
         currency related transactions                                                 1,081               10,238
Net change in unrealized appreciation (depreciation)
        of investments and foreign currency related transactions                       4,778               (7,366)
                                                                             ----------------  -------------------
Net realized and unrealized gain on investments and
        foreign currency related transactions                                          5,859                2,872
                                                                             ----------------  -------------------

Net increase in net assets resulting from operations                                  $5,701               $3,991
                                                                             ----------------  -------------------



                                                                                                          Pro
                                                                                                         Forma
                                                                               Adjustments              Combined
                                                                                                    -----------------

Investment Income:
Dividend income (net of w/h taxes of $157)                                                                    $1,533
Interest income                                                                                                 2563
                                                                             ----------------------------------------
Total income                                                                                                   4,096


Expenses:
Advisory fees                                                                              (33)a               1,311
Administrative fees                                                                        (35)a                  70
Distribution fees                                                                         (334)a                 599
Transfer agent fees                                                                        (76)c                 194
Custodian fees                                                                              87 b                 326
State registration and filing fees                                                         (17)c                 112
Federal registration fees                                                                    2 b                   2
Audit fees                                                                                 (49)c                  26
Legal fees                                                                                  (4)c                   6
Printing fees                                                                              (63)c                  15
Miscellaneous fees                                                                         (46)c                  50
Fee waivers and/or expense reimbursements by affiliates                                    110 b                 (33)
                                                                             ----------------------------------------
            Total expenses                                                                (458)                2,678
Less: Indirectly paid expenses                                                               1                     0
                                                                             ----------------------------------------
Net expenses                                                                              (457)                2,678
                                                                             ========================================

Net investment income                                                                      457                 1,418

Net realized gain (loss)on investments and foreign
         currency related transactions                                                                        11,309
Net change in unrealized appreciation (depreciation)
        of investments and foreign currency related transactions                                              -2,578
                                                                                                    -----------------
Net realized and unrealized gain on investments and
        foreign currency related transactions                                                                  8,731
                                                                                                    -----------------

Net increase in net assets resulting from operations                                       457               $10,149
                                                                                                    -----------------

a Reflects a decrease based on surviving fund's fee schedule and pro forma combined assets
b Reflects an increase based on combined assets.
c Reflects expected cost savings when the fund's are combined.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Global Leaders Fund
Notes to Pro-Forma Combining Financial Statements (Unaudited)
April 30, 1997


1. Basis of Combination - The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Portfolio of Investments, and the related Pro-Forma Statement of Operations ("Pro-Forma Statements") reflect the accounts of Evergreen Global Leaders Fund (Evergreen) and Blanchard Global Growth Fund (Blanchard) at April 30, 1997 and for the year then ended.

The Pro-Forma Statements give effect to the proposed transfer of all assets and certain identified liabilities of Blanchard shares in exchange for shares of Evergreen. The Pro-Forma Statements reflect the expense of each Fund in carrying out its obligations under the Agreement and Plan of Reorganization (the "Reorganization") as though the merger occurred at the beginning of the period presented.

Under the Reorganization, Evergreen will acquire substantially all of the assets and assume certain identified liabilities of Blanchard. Thereafter, there will be a distribution of shares of Evergreen to shareholders of Blanchard in liquidation and subsequent termination thereof. The information contained herein is based on the experience of each Fund for the year ended April 30, 1997 and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Evergreen and Blanchard in connection with the Reorganization (including the cost of any proxy soliciting agents), will be borne by First Union National Bank of North Carolina. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen.

The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro-Forma net asset values per share assumes the issuance of additional shares of Evergreen Class A which would have been issued at April 30, 1997 in connection with the proposed Reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets of Blanchard Class A as of April 30, 1997 of $61,710 (reported in 000's), and the net asset value per share of the respective share class of Evergreen of $12.52.

The Pro-Forma shares outstanding of 7,043 for Class A (reported in 000's) consists of 1,420 (reported in 000's) fewer shares of Class A to be issued in the proposed reorganization, as calculated above, in addition to the shares of Evergreen outstanding as of April 30, 1997.

3. Pro-Forma Operations - Pro-Forma operating expenses include the actual expenses of each Fund and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory, administrative personnel and service fees have been calculated for the combined Fund based on the fee schedule in effect for Evergreen at the combined level of average net assets for the year ended April 30, 1997.

4. Futures contracts-Blanchard invests in futures contracts which are inconsistent with the investment restrictions of Evergreen. Prior to the Reorganization, Blanchard will effectively close out all futures contracts that would be inconsistent with Evergreen's allowable investments.

5. Expense Offset Arrangement - The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

                                       EVERGREEN  INTERNATIONAL TRUST


                                                      PART C

                                                 OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:


1.  Declaration  of  Trust.   Incorporated  by  reference  to  the  Registrant's
Registration Statement on Form N-1A filed on December 12, 1997 - Registration No. 333- 42195 ("Form N-1A Registration Statement").


2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.


3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust Articles II., III.(6)(c), IV.(3), IV.(8), V., VI., VII., and VIII. and By-Laws Articles II., III.
and VIII.

6(a). Form of Investment  Advisory  Agreement between Evergreen Asset Management
Corp.  and  the   Registrant.   Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

6(b).           Form of Interim Management Contract.  Exhibit B to
Prospectus contained in Part A of this Registration Statement.

6(c).           Form of Interim Sub-Advisory Agreement.  Exhibit C to
Prospectus contained in Part A of this Registration Statement.

7(a).           Distribution Agreement between Evergreen Distributor,
Inc. and the Registrant. Incorporated by reference to the Form N-
1A Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.


8.              Deferred Compensation Plan.
Incorporated by reference to the Form N-1A Registration
Statement.


9. Custody Agreement between State Street Bank and Trust Company and the Registrant. Incorporated by reference to the Form N-1A Registration Statement.

10(a). Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b).          Multiple Class Plan. Incorporated by reference to the
Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.

14(a). Consent of Price Waterhouse LLP. Filed herewith.

14(b).          Consent of Deloitte & Touche LLP.  Filed herewith.

15. Not applicable.


16. Powers of Attorney. Previously filed.


17(a). Form of Proxy Card. Filed herewith.


Item 17.        Undertakings.

                (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganization within a reasonable time after receipt of such opinion or ruling.

                                                    SIGNATURES


                As required by the Securities Act of 1933, this Post- Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 22nd day of December, 1997.

                             EVERGREEN INTERNATIONAL

TRUST


                                     By:      /s/  William J. Tomko
                                              -----------------------
                                              Name:   William J. Tomko

                                              Title: President


                As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 22nd day of December, 1997.


Signatures                                                    Title
----------                                                    -----


/s/William J.  Tomko                                          President and
---------------------                                         Treasurer
 William J.  Tomko


/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin*                                         Trustee
---------------------
Charles A. Austin

/s/K. Dun Gifford*                                            Trustee
---------------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
---------------------
James S. Howell


/s/Leroy Keith, Jr.*                                          Trustee
---------------------

Leroy Keith, Jr.


/s/Gerald M. McDonnell*                                       Trustee
---------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
---------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
---------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
---------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
---------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
---------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                                 INDEX TO EXHIBITS

N-14
EXHIBIT NO.

11                         Opinion and Consent of Sullivan & Worcester LLP
12                         Tax opinion and consent of Sullivan & Worcester
                           LLP
14(a)                      Consent of Price Waterhouse LLP
14(b)                      Consent of Deloitte & Touche LLP
17                         Form of Proxy
--------------------